PACIFIC SELECT FUND            Prospectus dated May 1, 2011

This prospectus tells you about the Pacific Select Fund’s portfolios (each a portfolio, together the portfolios). Eight portfolios are only available through the Pacific Dynamix Portfolios (Pacific Dynamix Underlying Portfolios). The prospectus is designed to help you make informed decisions about investment options available under certain variable annuity contracts or variable life insurance policies. The availability of the portfolios as investment options within variable products may vary. You’ll find details about how an annuity contract or life insurance policy works, along with available investment options, in the applicable product prospectus or offering memorandum. Please read these documents carefully and keep them for future reference.

You should consult with your investment professional to determine which portfolio may be suited to your financial needs, investment time horizon and risk comfort level. The investment adviser to Pacific Select Fund (the Fund) is Pacific Life Fund Advisors LLC (PLFA). PLFA has retained other portfolio management firms to manage most of the portfolios. More information about the investment adviser and the managers can be found in the About the managers section of this prospectus.

Fixed Income Portfolios (Managers) Class I and Class P Shares

Cash Management (Pacific Asset Management)
Diversified Bond (Western Asset Management Company)
Floating Rate Loan (Eaton Vance Management)
High Yield Bond (Pacific Asset Management)
Inflation Managed (Pacific Investment Management Company LLC)
Inflation Protected (Western Asset Management Company)
Managed Bond (Pacific Investment Management Company LLC)
Short Duration Bond (T. Rowe Price Associates, Inc.)

U.S. Equity Portfolios (Managers) Class I and Class P Shares

American Funds® Growth (Capital Research and Management Company (adviser to the Master Growth Fund))
American Funds® Growth-Income (Capital Research and Management Company (adviser to the Master Growth-Income Fund))
Comstock (Invesco Advisers, Inc.)
Dividend Growth (T. Rowe Price Associates, Inc.)
Equity Index (BlackRock Investment Management, LLC)
Focused 30 (Janus Capital Management LLC)
Growth LT (Janus Capital Management LLC)
Large-Cap Growth (UBS Global Asset Management (Americas) Inc.)
Large-Cap Value (ClearBridge Advisors, LLC)
Long/Short Large-Cap (J.P. Morgan Investment Management Inc.)
Main Street® Core (OppenheimerFunds, Inc.)
Mid-Cap Equity (Lazard Asset Management LLC)
Mid-Cap Growth (Morgan Stanley Investment Management Inc.)
Mid-Cap Value (BlackRock Capital Management, Inc.)
Small-Cap Equity (Franklin Advisory Services, LLC and BlackRock Investment Management, LLC)
Small-Cap Growth (Fred Alger Management, Inc.)
Small-Cap Index (BlackRock Investment Management, LLC)
Small-Cap Value (NFJ Investment Group LLC)

Sector Portfolios (Managers) Class I and Class P Shares

Health Sciences (Jennison Associates LLC)
Real Estate (Morgan Stanley Investment Management Inc.)
Technology (Columbia Management Investment Advisers, LLC)

Non-U.S. Equity Portfolios (Managers) Class I and Class P Shares

Emerging Markets (OppenheimerFunds, Inc.)
International Large-Cap (MFS Investment Management)
International Small-Cap (Batterymarch Financial Management, Inc.)
International Value (J.P. Morgan Investment Management Inc.)

Asset Allocation/Balanced Portfolios (Managers) — Class I Shares

American Funds® Asset Allocation (Capital Research and Management Company (adviser to the Master Asset Allocation Fund))
Pacific Dynamix — Conservative Growth (Pacific Life Fund Advisors LLC)
Pacific Dynamix — Moderate Growth (Pacific Life Fund Advisors LLC)
Pacific Dynamix — Growth (Pacific Life Fund Advisors LLC)
Portfolio Optimization Conservative (Pacific Life Fund Advisors LLC)
Portfolio Optimization Moderate-Conservative (Pacific Life Fund Advisors LLC)
Portfolio Optimization Moderate (Pacific Life Fund Advisors LLC)
Portfolio Optimization Growth (Pacific Life Fund Advisors LLC)
Portfolio Optimization Aggressive-Growth (Pacific Life Fund Advisors LLC)

Pacific Dynamix Underlying Portfolios (Managers) — Class P Shares (only available through the Pacific Dynamix Portfolios)

PD Aggregate Bond Index (SSgA Funds Management, Inc.)
PD High Yield Bond Market (SSgA Funds Management, Inc.)
PD Large-Cap Growth Index (BlackRock Investment Management, LLC)
PD Large-Cap Value Index (BlackRock Investment Management, LLC)
PD Small-Cap Growth Index (BlackRock Investment Management, LLC)
PD Small-Cap Value Index (BlackRock Investment Management, LLC)
PD International Large-Cap (Dimensional Fund Advisors LP)
PD Emerging Markets (Dimensional Fund Advisors LP)

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to say otherwise.

Pacific Select Fund is only available as the underlying investment fund for variable life insurance and annuity products issued or administered by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A). Pacific Life is licensed to issue individual life insurance and annuity products in all states except New York. Product availability and features may vary by state. PL&A is licensed to issue individual life insurance and annuity products in New York. Each company is solely responsible for the financial obligations accruing under the policies it issues.

The following portfolios are available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance #87-51 (PSVL) policies: Cash Management, High Yield Bond, Inflation Managed, Managed Bond, Equity Index, Growth LT, Main Street Core and International Value Portfolios. PSVL policies also have available the Small-Cap Growth, Small-Cap Index and Emerging Markets Portfolios. The other portfolios are not available for these two variable products.

Cash Management Portfolio

Investment goal
This portfolio seeks current income consistent with preservation of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.14	0.14

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.37	0.17

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$38	$17

3 years	$119	$55

5 years	$208	$96

10 years	$468	$217

Principal investment strategies
This portfolio invests in money market instruments that the portfolio manager believes have minimal credit risk. These investments principally include commercial paper and U.S. government obligations. The portfolio may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The portfolio’s dollar-weighted average term to maturity will not exceed 60 days. The portfolio’s dollar weighted average life to maturity will not exceed 120 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The portfolio invests at least 97% of its assets in high quality money market instruments which have been given the highest credit rating for short-term debt securities or if unrated, are of comparable quality as determined by the manager.

Unlike many money market funds, the Cash Management Portfolio is not managed to maintain a constant net asset value (NAV). Instead, the NAV will change with the value of the investments in the portfolio. However, the portfolio complies with the maturity, quality, diversification and liquidity requirements of traditional money market funds that seek to maintain a constant NAV of $1.00 per share.

Principal risks
An investment in the portfolio is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, the value of the portfolio’s investments and therefore the value of your shares may go up or down. It’s possible to lose money by investing in the portfolio. In periods of low prevailing interest rates, interest earned by the portfolio may not be sufficient to offset the portfolio’s expenses. This would result in negative yields and decreasing NAVs.

You should not rely on or expect the portfolio’s investment adviser or portfolio manager to purchase distressed assets from the portfolio, make capital infusions, enter into capital support agreements, or take other actions to prevent a decline in NAV. The portfolio’s NAV can be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Additionally, the actions of a few large investors in the portfolio may have a significant adverse effect on other shareholders.

The Cash Management Portfolio is intended to have the least investment risk of the Fund’s portfolios because its principal investment strategy is to invest in short-term securities that are either government guaranteed or have very high credit ratings. There is no guarantee that the portfolio will achieve its investment objective. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
1st quarter 2001: 1.34%; 1st quarter 2010: (0.03%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Cash Management Portfolio	(0.05%)	2.41%	2.19%
BofA Merrill Lynch U.S. 3-Month T-Bill Index (reflects no deductions for fees, expenses or taxes)	0.13%	2.43%	2.38%

7-day yield ending December 31, 2010: 0.00%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Jason R. Rosiak, Senior Managing Director and Portfolio Manager	Since 2008
Brian R. Robertson, CFA, Portfolio Manager	Since 2008

Diversified Bond Portfolio

Investment goal
This portfolio seeks to maximize total return consistent with prudent investment management.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.40	0.40

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.63	0.43

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$64	$44

3 years	$202	$138

5 years	$351	$241

10 years	$786	$542

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 889.86% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in fixed income securities. When selecting securities the manager employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. Generally, the manager expects the portfolio’s average duration to be within a range of 2.5 to 7 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk.

Principal investments include U.S. government and agency securities; corporate bonds and notes; convertible securities; and mortgage-backed securities. The portfolio may invest up to 25% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the manager. The portfolio may also invest up to 25% of its assets in foreign securities (equity and debt). However, the portfolio will not invest more than 20% of its assets in non-U.S. dollar denominated securities, including emerging markets.

The manager uses futures, forwards, swaps and option contracts (derivatives). Futures are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the fixed income market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

The manager may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA (“to be announced”) transactions that are purchased to gain exposure to the mortgage market.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Convertible Securities Risk: Convertible securities have credit risk and interest rate risk and may present less risk than investments in a company’s common stock but more risk than investments in the company’s senior debt securities.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in non-investment grade debt securities (sometimes called “junk bonds”) have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 6.04%; 3rd quarter 2008: (2.95%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/06

Diversified Bond Portfolio	8.04%	4.20%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54%	6.41%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Western Asset Management Company. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Stephen A. Walsh, Chief Investment Officer	Since 2009
Michael C. Buchanan, CFA, Portfolio Manager	Since 2009
Carl L. Eichstaedt, CFA, Portfolio Manager	Since 2009
Keith J. Gardner, Portfolio Manager	Since 2009
Mark S. Lindbloom, Portfolio Manager	Since 2009

Floating Rate Loan Portfolio

Investment goal
This portfolio seeks a high level of current income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.75	0.75

Service fee	0.20	0.00

Other expenses	0.08	0.08

Total annual operating expenses	1.03	0.83

Less fee waiver[1]	(0.10)	(0.10)

Total annual operating expenses after fee waiver	0.93	0.73

[1]	The investment adviser has contractually agreed to waive 0.10% of its management fee through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with Eaton Vance Management is terminated.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$95	$75

3 years	$318	$255

5 years	$559	$451

10 years	$1,250	$1,016

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 97.23% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in floating rate loans. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans in which the portfolio invests include senior loans of domestic and foreign borrowers. Senior loans are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. The portfolio may invest in participations in senior loans, may purchase assignments of portions of senior loans from third parties and may act as one of the group of lenders originating a senior loan. Generally, senior floating rate loans are secured by specific assets of the borrower. However, the portfolio may invest up to 20% of its assets in senior loans that are not secured by any collateral.

The portfolio may invest all or substantially all of its assets in senior loans and other debt instruments that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the manager.

The manager seeks to invest in a portfolio of loans that it believes will be less volatile over time than the general loan market.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the portfolio could experience delays in receiving payments or suffer a loss. In an assignment, the portfolio effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Non-Diversification Risk: The portfolio is classified as non-diversified and may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified portfolio. This increases potential price volatility and the risk that its value could go down because of the poor performance of a single investment or a small number of investments. Being classified as non-diversified does not prevent the manager from managing as though it were a diversified portfolio.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 7.86%; 4th quarter 2008: (22.25%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/07

Floating Rate Loan Portfolio	7.27%	(2.09%)
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)	10.13%	4.56%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Eaton Vance Management. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Scott H. Page, CFA, Vice President	Since 2010
Andrew Sveen, CFA, Vice President	Since 2010
Craig P. Russ, Vice President	Since 2010

High Yield Bond Portfolio

Investment goal
This portfolio seeks a high level of current income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.40	0.40

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.63	0.43

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$64	$44

3 years	$202	$138

5 years	$351	$241

10 years	$786	$542

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 120.48% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The portfolio principally invests in intermediate to long terms to maturity which generally means holdings with final maturities greater than one year. Securities include bonds and notes, including those of foreign issuers which are denominated in U.S. dollars.

When selecting securities, the manager focuses on:

•	Seeking high yields while addressing risk by looking for securities that offer the highest yields for their credit rating.

•	Seeking gains by looking for securities that may be more creditworthy than their credit rating indicates. This involves an analysis of each potential security, and may include meeting with the company’s management team.

•	Reducing credit risk by investing in many different issuers in a wide range of industries.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in non-investment grade debt securities (sometimes called junk bonds) and asset-backed securities have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 12.57%; 4th quarter 2008: (14.09%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

High Yield Bond Portfolio	14.52%	6.92%	6.35%
Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses or taxes)	14.94%	8.91%	9.01%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Jason R. Rosiak, Senior Managing Director and Portfolio Manager	Since 2008
Michael Long, Portfolio Manager	Since 1998
Brian M. Robertson, CFA, Portfolio Manager	Since 2011

Inflation Managed Portfolio

Investment goal
This portfolio seeks to maximize total return consistent with prudent investment management.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.40	0.40

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.63	0.43

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$64	$44

3 years	$202	$138

5 years	$351	$241

10 years	$786	$542

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 406.13% of the average value of the portfolio.

Principal investment strategies
This portfolio invests its assets in fixed income securities. Normally, the portfolio focuses on investment in or exposure to inflation-indexed bonds. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the portfolio’s net assets. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall. Duration management is a fundamental part of the investment strategy for this portfolio. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk.

The portfolio may also invest in fixed income securities of U.S. and foreign issuers (including emerging markets), including mortgage-related securities; corporate bonds and notes; and derivative instruments and forward commitments relating to the previously mentioned securities.

When selecting securities, the manager:

•	Decides what duration to maintain. The portfolio’s average duration is generally expected to be within approximately 3 years of the portfolio’s benchmark index duration.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of investments.

•	Chooses companies to invest in by carrying out credit analysis of potential investments.

The manager frequently uses futures, forwards, swaps and option contracts (derivatives). Futures are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the fixed income market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

A substantial portion of the portfolio is expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation linked market.

In addition to the strategies described above, the portfolio typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks, and to satisfy issuer diversification requirements.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in

U.S. dollars of investments denominated in that foreign currency.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its current and former benchmark indexes. The former benchmark index, Barclays Capital U.S. Government Bond Index, is being provided to compare performance of the portfolio prior to May 1, 2001, when the portfolio had a different investment focus. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2002: 7.28%; 3rd quarter 2008: (6.44%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Inflation Managed Portfolio	8.78%	5.69%	6.74%
Barclays Capital U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	6.31%	5.33%	7.02%
Barclays Capital U.S. Government Bond Index (reflects no deductions for fees, expenses or taxes)	5.52%	5.45%	5.42%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Investment Management Company LLC. The primary person responsible for day-to-day management of the portfolio is:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Mihir P. Worah, Managing Director and Portfolio Manager	Since 2008

Inflation Protected Portfolio

Investment goal
This portfolio seeks to maximize total return consistent with prudent investment management.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.36	0.36

Service fee	0.20	0.00

Other expenses[1]	0.06	0.06

Total annual operating expenses	0.62	0.42

[1]	Other expenses are based on estimated amounts for the current fiscal year.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$63	$43

3 years	$199	$135

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. This portfolio is new and does not yet have a turnover rate.

Principal investment strategies
This portfolio invests its assets in fixed income securities. Normally, the portfolio focuses on investment in or exposure to inflation-indexed bonds. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the portfolio’s net assets. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall. Duration management is a fundamental part of the investment strategy for this portfolio. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk.

The portfolio may also invest in fixed income securities of U.S. and foreign issuers. Under normal market conditions, the portfolio may invest up to 40% of the portfolio’s assets in non-U.S. dollar denominated securities, 20% of which may be unhedged.

When selecting investments, the manager:

•	Uses fundamental investment techniques to select investments.

•	Decides what duration to maintain. The portfolio’s average duration is generally expected to be within approximately 20% (plus or minus) of the portfolio’s benchmark index duration.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of investments.

The manager frequently uses futures, forwards, swaps and options contracts (derivatives). Foreign currency futures, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against currency fluctuations. Total return swaps are used to receive the return of a reference asset, such as an index.

A portion of the portfolio is also expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation linked market.

In addition to the strategies described above, the portfolio typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks, and to satisfy issuer diversification requirements.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Non-Diversification Risk: The portfolio is classified as non-diversified and may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified portfolio. This increases potential price volatility and the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

Portfolio performance
The portfolio does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the portfolio.

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Western Asset Management Company. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Stephen A. Walsh, Chief Investment Officer	Since 2011
Paul E. Wynn, Portfolio Manager	Since 2011
Peter H. Stutz, CFA, Portfolio Manager/Research Analyst	Since 2011

Managed Bond Portfolio

Investment goal
This portfolio seeks to maximize total return consistent with prudent investment management.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.39	0.39

Service fee	0.20	0.00

Other expenses	0.04	0.04

Total annual operating expenses	0.63	0.43

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$64	$44

3 years	$202	$138

5 years	$351	$241

10 years	$786	$542

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 618.75% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives). The securities will principally include medium to high quality, investment grade securities with varying terms to maturity. The portfolio may invest in U.S. and foreign issuers (including emerging markets), including government and agency issued securities; mortgage-related securities; corporate bonds and notes; and commercial paper and other money market instruments. Duration management is a fundamental part of the investment strategy for this portfolio. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk.

When selecting securities, the manager:

•	Decides what duration to maintain. The portfolio’s average duration is generally expected to be within approximately 2 years of the portfolio’s benchmark index.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

•	Chooses companies to invest in by carrying out a credit analysis of potential investments.

The manager frequently uses futures, forwards, swaps and option contracts (derivatives). Futures are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the fixed income market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

The manager may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA (“to be announced”) transactions that are purchased to gain exposure to the mortgage market.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in

U.S. dollars of investments denominated in that foreign currency.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 9.85%; 3rd quarter 2008: (3.77%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Managed Bond Portfolio	8.96%	8.07%	7.27%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54%	5.80%	5.84%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Investment Management Company LLC. The primary person responsible for day-to-day management of the portfolio is:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

William H. Gross, Chief Investment Officer and Managing Director	Since 2008

Short Duration Bond Portfolio

Investment goal
This portfolio seeks current income; capital appreciation is of secondary importance.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.40	0.40

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.63	0.43

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$64	$44

3 years	$202	$138

5 years	$351	$241

10 years	$786	$542

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 170.58% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality, investment grade securities. Generally, the manager expects to track duration of the Barclays Capital 1-3 Year Government/Credit Bond Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. In addition to making active sector allocations and security selection decisions, the manager also monitors portfolio duration as part of the management for this portfolio. The portfolio’s average duration will not likely exceed 3 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk.

The manager intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, repurchase agreements collateralized by U.S. government securities, and money market instruments. The portfolio may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The portfolio may invest up to 15% of its assets in foreign debt denominated in U.S. dollars.

Within this broad structure, investment decisions reflect the manager’s outlook for interest rates and the economy as well as the prices and yields of the various securities.

The portfolio may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

The manager uses futures, forwards and swaps (derivatives). Futures are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures, forwards or options are sold to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security.

The manager may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA (“to be announced”) transactions that are purchased to gain exposure to the mortgage market.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its current and former benchmark index. The former benchmark index, BofA Merrill Lynch 1-3 Year U.S. Treasury Index, is being provided to compare performance of the portfolio prior to May 1, 2011, when the portfolio had a different investment focus. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 4.02%; 4th quarter 2008: (2.19%)

			Since
Average annual total return			Inception
as of December 31, 2010	1 year	5 years	5/1/03

Short Duration Bond Portfolio	3.40%	3.04%	2.46%
Barclays Capital 1-3 Year Government Credit/Bond Index (reflects no deductions for fees, expenses or taxes)	2.80%	4.53%	3.54%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	2.35%	4.18%	3.20%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – T. Rowe Price Associates, Inc. The primary person responsible for day-to-day management of the portfolio is:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Edward A. Wiese, CFA, Vice President	Since 2011

American Funds® Growth Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fees	1.07	1.07

Service fee	0.20	0.00

Other expenses	0.04	0.04

Total annual operating expenses	1.31	1.11

Less fee waiver[2]	(0.34)	(0.34)

Total annual operating expenses after fee waiver	0.97	0.77

[1]	The table and Examples reflect the expenses of both the portfolio and the Master Growth Fund.

[2]	The investment adviser of this portfolio has contractually agreed to waive a portion of its advisory fee so that its advisory fee does not exceed an annual rate of 0.41%, through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the portfolio no longer invests substantially all of its assets in the Master Growth Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$99	$79

3 years	$382	$319

5 years	$686	$579

10 years	$1,549	$1,321

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 4.44% of the average value of the portfolio.

Principal investment strategies
This portfolio invests all of its assets in Class 1 shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund).

The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital.

The Master Growth Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States.

The basic investment philosophy of the manager of the Master Growth Fund is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The manager believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the manager believes that they no longer represent relatively attractive investment opportunities.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Master/Feeder Mutual Fund Structure: The portfolio bears the fees and expenses of the Master Fund in addition to its own fees and expenses, which could result in a higher overall expense ratio.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 18.37%; 4th quarter 2008: (26.13%)

			Since
Average annual total return			Inception
as of December 31, 2010	1 year	5 years	5/2/05

American Funds Growth Portfolio	18.26%	2.41%	5.41%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	3.63%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC (PLFA)

Management Firm – PLFA is the investment adviser to the portfolio and oversees the performance of the Master Growth Fund. Capital Research and Management Company manages the Master Growth Fund. The primary persons responsible for day-to-day management of the Master Growth Fund are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Donnalisa Parks Barnum, Senior Vice President of Capital World Investors	Since 2003
Gregg E. Ireland, Senior Vice President of Capital World Investors	Since 2006
Gregory D. Johnson, Senior Vice President of Capital World Investors	Since 2007
Michael T. Kerr, Senior Vice President of Capital World Investors	Since 2005
Ronald B. Morrow, Senior Vice President of Capital World Investors	Since 2003

American Funds® Growth-Income Portfolio

Investment goal
This portfolio seeks long-term growth of capital and income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fees	1.01	1.01

Service fee	0.20	0.00

Other expenses	0.04	0.04

Total annual operating expenses	1.25	1.05

Less fee waiver[2]	(0.34)	(0.34)

Total annual operating expenses after fee waiver	0.91	0.71

[1]	The table and Examples reflect the expenses of both the portfolio and the Master Growth-Income Fund.

[2]	The investment adviser of this portfolio has contractually agreed to waive a portion of its advisory fee so that its advisory fee does not exceed an annual rate of 0.41%, through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the portfolio no longer invests substantially all of its assets in the Master Growth-Income Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$93	$73

3 years	$363	$300

5 years	$654	$546

10 years	$1,481	$1,252

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 3.50% of the average value of the portfolio.

Principal investment strategies
This portfolio invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund).

The Master Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the portfolio focuses on investments in medium to larger capitalization companies, the portfolio’s investments are not limited to a particular capitalization size. The portfolio may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside of the United States.

The basic investment philosophy of the Master Growth-Income Fund manager is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The manager believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the manager believes that they no longer represent relatively attractive investment opportunities.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Dividend-Oriented Companies Risk: Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer’s stock and less available capital for the portfolio.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Master/Feeder Mutual Fund Structure: The portfolio bears the fees and expenses of the Master Fund in addition to its own fees and expenses, which could result in a higher overall expense ratio.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 15.94%; 4th quarter 2008: (22.04%)

			Since
Average annual total return			Inception
as of December 31, 2010	1 year	5 years	5/2/05

American Funds Growth-Income Portfolio	11.03%	1.54%	3.05%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	3.63%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC (PLFA)

Management Firm – PLFA is the investment adviser to the portfolio and oversees the performance of the Master Growth-Income Fund. Capital Research and Management Company manages the Master Growth-Income Fund. The primary persons responsible for day-to-day management of the Master Growth-Income Fund are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

James K. Dunton, Senior Vice President of Capital Research Global Investors	Since 1985
Donald D. O’Neal, Senior Vice President of Capital Research Global Investors	Since 2005
C. Ross Sappenfield, Senior Vice President of Capital Research Global Investors	Since 1999
J. Blair Frank, Senior Vice President of Capital Research Global Investors	Since 2006
Claudia P. Huntington, Senior Vice President of Capital Research Global Investors	Since 1994
Dylan J. Yolles, Senior Vice President of Capital Research Global Investors	Since 2005

Comstock Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.70	0.70

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.93	0.73

Less fee waiver[1]	(0.02)	(0.02)

Total annual operating expenses after fee waiver	0.91	0.71

[1]	The investment adviser has contractually agreed to waive 0.015% (rounded in fee table) of its management fee through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with Invesco Advisers, Inc. is terminated.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$93	$73

3 years	$294	$231

5 years	$513	$404

10 years	$1,141	$905

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 18.86% of the average value of the portfolio.

Principal investment strategies
The manager invests primarily in common stocks. The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be medium or large-sized companies. Portfolio securities are typically sold when the manager’s assessment of the capital growth and income potential of such securities materially changes.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 19.05%; 4th quarter 2008: (23.80%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Comstock Portfolio	15.42%	1.16%	1.79%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	15.51%	1.28%	3.26%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Invesco Advisers, Inc. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Kevin C. Holt, CFA, Lead Portfolio Manager	Since 2003
Jason S. Leder, CFA, Portfolio Manager	Since 2003
Devin E. Armstrong, CFA, Portfolio Manager	Since 2007
James N. Warwick, Portfolio Manager	Since 2007
Matthew Seinsheimer, CFA, Portfolio Manager	Since 2010

Dividend Growth Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.66	0.66

Service fee	0.20	0.00

Other expenses	0.04	0.04

Total annual operating expenses	0.90	0.70

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$92	$72

3 years	$287	$224

5 years	$498	$390

10 years	$1,108	$871

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 68.99% of the average value of the portfolio.

Principal investment strategies
This portfolio normally invests at least 65% of its assets in equity securities of dividend paying companies that the manager expects to increase their dividends over time and also provide long-term appreciation. The portfolio principally invests in common stock. This portfolio may invest up to 25% of its assets in securities of companies outside the U.S. not including American Depositary Receipts (ADRs) and securities of foreign companies registered in the U.S. The portfolio generally holds large- and medium-capitalization companies.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Dividend-Oriented Companies Risk: Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer’s stock and less available capital for the portfolio.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 17.12%; 4th quarter 2008: (23.69%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Dividend Growth Portfolio	10.77%	0.25%	1.48%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	1.41%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – T. Rowe Price Associates, Inc. The primary person responsible for day-to-day management of the portfolio is:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Thomas J. Huber, CFA, Vice President	Since 2010

Equity Index Portfolio

Investment goal
This portfolio seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.05	0.05

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.28	0.08

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$29	$8

3 years	$90	$26

5 years	$157	$45

10 years	$356	$103

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 5.23% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in equity securities of companies included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the S&P 500 Index. The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. As of December 31, 2010, the market capitalization range of the S&P 500 Index was approximately $1.58 billion to $368.74 billion.

The goal of this portfolio is to track the performance of its benchmark index and keep transaction costs low. Because individual investment selection is virtually eliminated, active portfolio management is not required.

The portfolio will generally hold between 400 and 500 of the stocks in the index and tries to match its industry weightings. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. The manager will not actively manage the portfolio or carry out a financial analysis of its holdings.

The manager will not deviate from the above noted strategies at any time for any reason.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 15.89%; 4th quarter 2008: (22.23%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Equity Index Portfolio	14.81%	2.01%	1.13%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	1.41%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Christopher Bliss, CFA, CPA, Managing Director and Portfolio Manager	Since 2011
Jennifer Hsui, CFA, Managing Director and Portfolio Manager	Since 2011
Creighton Jue, CFA, Managing Director and Portfolio Manager	Since 2011
Edward Corallo, Managing Director	Since 2010

Focused 30 Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.74	0.74

Service fee	0.20	0.00

Other expenses	0.05	0.05

Total annual operating expenses	0.99	0.79

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$101	$81

3 years	$315	$252

5 years	$547	$439

10 years	$1,213	$978

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 36.37% of the average value of the portfolio.

Principal investment strategies
This portfolio invests primarily in domestic and foreign equity securities (including common stock and warrants) selected for their growth potential. The portfolio may invest in companies of any capitalization size, from larger, well-established companies to smaller, emerging growth companies. The portfolio normally concentrates its investments in a core group of approximately 30 (but may range from 30-45) common stocks of companies which are prominent within their industry and which the manager believes have competitive advantages.

The manager looks for companies with earnings growth potential that may not be recognized by the market at large.

There are no limitations on the countries in which the portfolio may invest, including emerging market countries; therefore, the portfolio may at times have significant foreign exposure.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Non-Diversification Risk: The portfolio is classified as non-diversified and may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified portfolio. This increases potential price volatility and the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	Small Number of Holdings Risk: A portfolio with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to portfolios with a greater number of holdings.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 25.07%; 4th quarter 2008: (28.12%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Focused 30 Portfolio	10.35%	6.19%	5.11%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	16.71%	3.75%	0.02%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Janus Capital Management LLC. The primary person responsible for day-to-day management of the portfolio is:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Ron Sachs, CFA, Portfolio Manager	Since 2000

Growth LT Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.55	0.55

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.78	0.58

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$80	$59

3 years	$249	$186

5 years	$433	$324

10 years	$966	$726

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 46.73% of the average value of the portfolio.

Principal investment strategies
This portfolio invests in companies of any size. The portfolio principally invests in equity securities but may also invest in debt securities. The portfolio may invest up to 25% of its assets in foreign securities (equity and debt), including emerging market countries, denominated in a foreign currency and not publicly traded in the U.S. The portfolio manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures.

There are no limitations on the countries in which the portfolio may invest, including emerging market countries; therefore, the portfolio may at times have significant foreign exposure.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 16.86%; 1st quarter 2001: (24.11%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Growth LT Portfolio	11.24%	2.73%	(0.92%)
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	16.71%	3.75%	0.02%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Janus Capital Management LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Jonathan D. Coleman, CFA, Co-Chief Investment Officer	Since 2007
Daniel Riff, Co-Portfolio Manager	Since 2007

Large-Cap Growth Portfolio

Investment goal
This portfolio seeks long-term growth of capital; current income is of secondary importance.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.71	0.71

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.94	0.74

Less fee waiver[1]	(0.03)	(0.03)

Total annual operating expenses after fee waiver	0.91	0.71

[1]	The investment adviser has contractually agreed to waive 0.025% (rounded in fee table) of its management fee through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with UBS Global Asset Management (Americas) Inc. is terminated.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$93	$73

3 years	$297	$234

5 years	$517	$409

10 years	$1,152	$916

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).

A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 98.13% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in equity securities of large-capitalization companies. The portfolio primarily invests in large-capitalization stocks ($3 billion or more) of U.S. companies that the manager believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The portfolio normally concentrates its investments in 35 to 55 stocks.

In selecting securities, the manager seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive edge.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Small Number of Holdings Risk: A portfolio with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to portfolios with a greater number of holdings.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2010: 14.35%; 4th quarter 2008: (26.65%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Large-Cap Growth Portfolio	14.53%	(1.39%)	(2.72%)
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	16.71%	3.75%	0.02%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – UBS Global Asset Management (Americas) Inc. The primary person responsible for day-to-day management of the portfolio is:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Lawrence G. Kemp, Managing Director and Lead Portfolio Manager	Since 2009

Large-Cap Value Portfolio

Investment goal
This portfolio seeks long-term growth of capital; current income is of secondary importance.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.59	0.59

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.82	0.62

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$84	$63

3 years	$262	$199

5 years	$455	$346

10 years	$1,014	$774

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 17.37% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. The portfolio may also invest up to 20% of its assets in foreign securities, including emerging market countries.

The manager looks for companies that it believes are undervalued or expected to grow.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 19.48%; 3rd quarter 2002: (20.98%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Large-Cap Value Portfolio	9.08%	1.29%	1.94%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	15.51%	1.28%	3.26%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – ClearBridge Advisors, LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Robert Feitler, Managing Director	Since 2004
Dmitry Khaykin, Managing Director	Since 2007

Long/Short Large-Cap Portfolio

Investment goal
This portfolio seeks above-average total returns.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	1.00	1.00

Service fee	0.20	0.00

Other expenses	0.50	0.50

Total annual operating expenses	1.70	1.50

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$173	$153

3 years	$536	$474

5 years	$923	$818

10 years	$2,009	$1,791

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 245.15% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities of companies with large market capitalizations. The manager generally considers a company to be a large-capitalization company if the company has a market capitalization similar to companies contained within the S&P 500 Index. As of December 31, 2010, the market capitalization range of the S&P 500 Index was approximately $1.58 billion to $368.74 billion.

The portfolio principally invests in, and sells short, equity securities of large, publicly traded companies. Equity securities in which the portfolio invests include common stocks, depositary receipts and exchange-traded funds.

The manager intends to maintain an approximate net long exposure of 100% (long market value minus short market value) to the equity market. However, long and short positions will vary in size as market opportunities change. The portfolio’s long positions and their equivalents will generally range between 90% and 150%, and short positions will generally range between 0% and 50% of the value of the net assets in the portfolio.

The manager will establish long equity positions in securities that the manager believes will outperform the market and will take short positions in equity securities the manager believes will underperform the market. When a short sale occurs, the portfolio will arrange through and pay a broker to borrow the security for delivery to the buyer. When the portfolio borrows a security, it is obligated to replace the security borrowed at its market price at the time of replacement. The portfolio will utilize securities lending to finance the costs of (i) purchasing long positions in excess of the value of the portfolio’s assets and (ii) borrowing securities sold short. The cost of financing long positions in excess of the value of the portfolio’s assets and of borrowing securities sold short and associated costs with this strategy are interest and/or transactional costs of the portfolio. Accordingly, the portfolio will be leveraged and could have more equity exposure than a portfolio that does not engage in this strategy. However, the portfolio intends to maintain an approximate net 100% long exposure. Implementation of the portfolio’s strategy is dependent upon the ability of cost effective financing of positions.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The portfolio seeks to balance investments among different types of investments and strategies in an attempt to manage risks. However, this strategy is still subject to price volatility and may lose money, particularly during periods of broad market declines.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Short Sale Risk: A short sale involves the risk that the price at which the portfolio purchases a security to replace the borrowed security may be higher than the price that the portfolio sold the security, resulting in a loss to the portfolio. Such loss is theoretically unlimited. Short sales also involve certain costs and may expose the portfolio to leverage risk.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Securities Lending Risk: When the portfolio loans securities to brokers, dealers or financial institutions, there is a risk of delay in the return of the securities loaned. All loans are secured by collateral which is held by the custodian. The portfolio retains beneficial ownership and all economic benefits of a loaned security other than the ability to vote a proxy for that security while out on loan.

•	Borrowing Risk: Borrowing money to finance purchases of securities that exceed a portfolio’s net assets creates leverage. This may exaggerate changes in the net asset value of the portfolio’s shares and its returns. The portfolio bears the added market risk of the securities purchased. Borrowing will cost a portfolio interest expense and other fees and may reduce its returns.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 16.33%; 4th quarter 2008: (21.03%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/08

Long/Short Large-Cap Portfolio	12.22%	(2.09%)
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	(1.31%)

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – The portfolio is managed by J.P. Morgan Investment Management Inc. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Thomas Luddy, CFA, Managing Director and Portfolio Manager	Since 2008
Susan Bao, CFA, Managing Director and Co-Portfolio Manager	Since 2008
Terance Chen, CFA, Managing Director and Portfolio Manager	Since 2011

Main Street® Core Portfolio

Investment goal
This portfolio seeks long-term growth of capital and income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.45	0.45

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.68	0.48

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$69	$49

3 years	$218	$154

5 years	$379	$269

10 years	$847	$604

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 61.54% of the average value of the portfolio.

Principal investment strategies
This portfolio principally invests in common stocks of U.S. companies with large market capitalizations.

The manager uses fundamental research and quantitative models to select securities for the portfolio, which is comprised of both growth and value stocks.

The manager seeks to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Small Number of Holdings Risk: A portfolio with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to portfolios with a greater number of holdings.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 18.84%; 4th quarter 2008: (22.65%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Main Street Core Portfolio	16.14%	2.00%	0.60%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	1.41%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – OppenheimerFunds, Inc. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Manind Govil, CFA, Senior Vice President and Portfolio Manager	Since 2009
Benjamin Ram, Vice President and Portfolio Manager	Since 2009

Mid-Cap Equity Portfolio

Investment goal
This portfolio seeks capital appreciation.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.65	0.65

Service fee	0.20	0.00

Other expenses	0.03	0.03

Total annual operating expenses	0.88	0.68

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$90	$69

3 years	$281	$218

5 years	$488	$379

10 years	$1,084	$847

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 70.08% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in equity securities of companies with medium market capitalizations. The manager generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Index. As of December 31, 2010, the market capitalization range for the Russell Midcap Index was approximately $251 million to $22.07 billion.

The manager analyzes a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.

The manager focuses on individual stock selection rather than on forecasting stock market trends.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 21.63%; 4th quarter 2008: (27.22%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Mid-Cap Equity Portfolio	23.49%	3.43%	7.27%
Russell Midcap Index (reflects no deductions for fees, expenses or taxes)	25.48%	4.66%	6.54%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Lazard Asset Management LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Robert A. Failla, CFA, Managing Director	Since 2005
Christopher H. Blake, Managing Director and Portfolio Manager	Since 2001
Daniel P. Breslin, Director	Since 2010
Martin Flood, Director and Portfolio Manager/Analyst	Since 2011
Andrew D. Lacey, Deputy Chairman and Portfolio Manager	Since 2001

Mid-Cap Growth Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.70	0.70

Service fee	0.20	0.00

Other expenses	0.06	0.06

Total annual operating expenses	0.96	0.76

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$98	$78

3 years	$306	$243

5 years	$531	$422

10 years	$1,178	$942

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 41.35% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities of companies with medium market capitalizations. The manager generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Growth Index. As of December 31, 2010, the market capitalization range for the Russell Midcap Growth Index was approximately $1.24 billion to $22.07 billion. The portfolio invests primarily in “growth” stocks.

The portfolio may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and emerging market countries.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return.

The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 27.86%; 2nd quarter 2002: (34.83%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Mid-Cap Growth Portfolio	33.32%	7.99%	1.68%
Russell Midcap Growth Index (reflects no deductions for fees, expenses or taxes)	26.38%	4.88%	3.12%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Morgan Stanley Investment Management Inc. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Dennis P. Lynch, Managing Director and Portfolio Manager	Since 2003
David S. Cohen, Managing Director and Portfolio Manager	Since 2003
Sam G. Chainani, CFA, Managing Director and Portfolio Manager	Since 2004
Alexander T. Norton, Executive Director and Portfolio Manager	Since 2005
Jason C. Yeung, CFA, Managing Director and Portfolio Manager	Since 2008
Armistead B. Nash, Executive Director and Portfolio Manager	Since 2008

Mid-Cap Value Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.70	0.70

Service fee	0.20	0.00

Other expenses	0.02	0.02

Total annual operating expenses	0.92	0.72

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$94	$74

3 years	$293	$230

5 years	$509	$401

10 years	$1,131	$894

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 118.20% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in equity securities of mid-capitalization companies. The manager generally considers a company to be a mid-capitalization company if the company has a capitalization range within the Russell Midcap Value Index. As of December 31, 2010, the market capitalization range for the Russell Midcap Value Index was approximately $251 million to $17.20 billion. The portfolio primarily invests in common stock. The portfolio may purchase securities offered in equity initial public offerings (IPOs).

In selecting securities, the manager initially screens for stocks from the universe of U.S. mid-capitalization companies that it believes are undervalued. The manager then uses a fundamental analysis to examine each company for financial strength before deciding to purchase a stock.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Equity Initial Public Offering (IPO) Risk: Investments in equity IPOs may be more volatile than investments in other equity securities and may expose the portfolio to risks associated with companies that have short operating histories and less-established market sectors.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 18.88%; 1st quarter 2009: (13.53%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	1/2/09

Mid-Cap Value Portfolio	21.20%	25.24%
Russell Midcap Value Index (reflects no deductions for fees, expenses or taxes)	24.75%	29.46%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – BlackRock Capital Management, Inc. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Anthony F. Forcione, CFA, Managing Director and Portfolio Manager	Since 2009

Small-Cap Equity Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.75	0.75

Service fee	0.20	0.00

Other expenses	0.04	0.04

Total annual operating expenses	0.99	0.79

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$101	$81

3 years	$315	$252

5 years	$547	$439

10 years	$1,213	$978

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 133.53% of the average value of the portfolio.

Principal investment strategies
This portfolio is co-managed by Franklin Advisory Services, LLC (Franklin) and BlackRock Investment Management, LLC (BlackRock). Each manager has its own investment style and acts independently of the other. Franklin is an active manager; BlackRock is an index manager and will not actively manage its portion of the portfolio. PLFA, the investment adviser, allocates the portfolio’s assets between Franklin and BlackRock. PLFA will normally strive to allocate inflows and outflows between the two managers with a 70% allocation to Franklin and a 30% allocation to BlackRock, but may change the allocation or rebalance at any time. The relative values of each manager’s share of the portfolio’s assets also may change over time.

The portfolio invests at least 80% of its assets in securities of companies with small market capitalizations, including instruments with characteristics of small-capitalization equity securities (such as derivatives). The managers generally consider a company to be a small-capitalization company if it has a market capitalization that is no more than: (1) the largest market capitalization of a company in the Russell 2000 Value Index as of the most recent month-end; or (2) the average of the month-end largest market capitalization of a company in the Russell 2000 Value Index over the prior 12 months. As of December 31, 2010, those capitalization amounts were (1) $4.1 and (2) $3.2 billion, respectively.

The portfolio invests mainly in common stocks of small, publicly traded companies.

Franklin generally invests in common stocks that the manager believes are currently undervalued and have the potential for capital appreciation.

BlackRock invests in securities that are included in the Russell 2000 Value Index or have economic characteristics similar to securities included in that index. The Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The manager principally invests in common stock.

The portfolio will generally hold any number of the stocks in the index and tries to match its sector weightings and characteristics. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. The manager will not actively manage its portion of the portfolio or carry out a financial analysis of its holdings.

The manager will not deviate from the above noted strategies at any time for any reason.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

Franklin managed portion

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

BlackRock managed portion

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

Additional principal risks

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in smaller companies have a greater risk of being or becoming less liquid than investments in equity securities with larger market capitalizations.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 18.45%; 4th quarter 2008: (18.45%)

			Since
Average annual total return			Inception
as of December 31, 2010	1 year	5 years	5/2/05

Small-Cap Equity Portfolio	20.11%	7.78%	9.55%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)	24.50%	3.52%	5.67%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Franklin Advisory Services, LLC, and BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the portfolio are:

Franklin Advisory Services, LLC

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

William J. Lippman, President	Since 2010
Y. Dogan Sahin, CFA, Portfolio Manager	Since 2010
Bruce C. Baughman, CPA, Senior Vice President	Since 2010
Margaret McGee, Vice President	Since 2010
Donald G. Taylor, CPA, Senior Vice President	Since 2010

BlackRock Investment Management, LLC

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Christopher Bliss, CFA, CPA, Managing Director and Portfolio Manager	Since 2011
Jennifer Hsui, CFA, Managing Director and Portfolio Manager	Since 2011
Creighton Jue, CFA, Managing Director and Portfolio Manager	Since 2011
Edward Corallo, Managing Director	Since 2010

Small-Cap Growth Portfolio

Investment goal
This portfolio seeks capital appreciation; no consideration is given to income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.60	0.60

Service fee	0.20	0.00

Other expenses	0.04	0.04

Total annual operating expenses	0.84	0.64

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$86	$65

3 years	$268	$205

5 years	$466	$357

10 years	$1,037	$798

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 56.21% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in small-capitalization equity securities. The portfolio invests mainly in equity securities that have a total market capitalization within the range of companies included in the Russell 2000 Growth Index and/or the S&P SmallCap 600 Index. As of December 31, 2010, the market capitalization of the companies in these indexes ranged from approximately $50 million to $5 billion. The portfolio invests primarily in “growth” stocks.

The manager will look for companies that have high unit volume growth or a positive life cycle change.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in smaller companies have a greater risk of being or becoming less liquid than investments in equity securities with larger market capitalizations.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 21.77%; 4th quarter 2008: (28.65%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Small-Cap Growth Portfolio	26.01%	3.51%	1.82%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)	29.09%	5.30%	3.78%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Fred Alger Management, Inc. The primary person responsible for day-to-day management of the portfolio is:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Jill Greenwald, Executive Vice President and Portfolio Manager	Since 2007

Small-Cap Index Portfolio

Investment goal
This portfolio seeks investment results that correspond to the total return of an index of small-capitalization companies.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.30	0.30

Service fee	0.20	0.00

Other expenses	0.06	0.06

Total annual operating expenses	0.56	0.36

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$57	$37

3 years	$179	$116

5 years	$313	$202

10 years	$701	$456

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 13.80% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities of companies with small market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the Russell 2000 Index. The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. As of December 31, 2010, the market capitalization range of the Russell 2000 Index was approximately $24 million to $5 billion. The portfolio principally invests in common stock.

The goal of this portfolio is to track the performance of its benchmark index and keep transaction costs low. Because individual investment selection is virtually eliminated, active portfolio management is not required.

The portfolio will generally invest in any number of the stocks in the index and tries to match its industry weightings. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. The manager will not actively manage the portfolio or carry out a financial analysis of its holdings.

The team will not deviate from the above noted strategies at any time for any reason.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in smaller companies have a greater risk of being or becoming less liquid than investments in equity securities with larger market capitalizations.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2003: 23.29%; 4th quarter 2008: (27.45%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Small-Cap Index Portfolio	26.42%	3.97%	5.78%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	26.85%	4.47%	6.33%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Christopher Bliss, CFA, CPA, Managing Director and Portfolio Manager	Since 2011
Jennifer Hsui, CFA, Managing Director and Portfolio Manager	Since 2011
Creighton Jue, CFA, Managing Director and Portfolio Manager	Since 2011
Edward Corallo, Managing Director	Since 2010

Small-Cap Value Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.75	0.75

Service fee	0.20	0.00

Other expenses	0.04	0.04

Total annual operating expenses	0.99	0.79

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$101	$81

3 years	$315	$252

5 years	$547	$439

10 years	$1,213	$978

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 21.23% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in small-capitalization equity securities. The manager generally considers a company to be a small-capitalization company if the company has a market capitalization between $100 million and $3.5 billion. The portfolio normally invests a significant portion of its assets in common stocks of companies the manager believes are undervalued relative to the market across a broad range of industry groups. The portfolio also expects to invest a significant portion of its assets in companies that the manager expects will generate income (for example, by paying dividends).

The manager uses a value investing style. The manager screens small-capitalization stocks to identify approximately 500 that it believes are undervalued. The manager then narrows its field using further quantitative analysis of factors such as price momentum an earnings momentum relative to dividend yields and liquidity and selects from among them, those that pay dividends. The manager generally tries to maintain about 100-150 stocks in the portfolio.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Dividend-Oriented Companies Risk: Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer’s stock and less available capital for the portfolio.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in smaller companies have a greater risk of being or becoming less liquid than investments in equity securities with larger market capitalizations.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 19.40%; 4th quarter 2008: (22.91%)

			Since
Average annual total return			Inception
as of December 31, 2010	1 year	5 years	5/1/03

Small-Cap Value Portfolio	25.34%	7.16%	12.89%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)	24.50%	3.52%	10.42%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – NFJ Investment Group LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Benno J. Fischer, CFA, Managing Director	Since 2003
Paul A. Magnuson, Managing Director and Portfolio Manager	Since 2003
Morley D. Campbell, CFA, Portfolio Manager	Since 2008

Health Sciences Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.90	0.90

Service fee	0.20	0.00

Other expenses	0.05	0.05

Total annual operating expenses	1.15	0.95

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$117	$97

3 years	$365	$303

5 years	$633	$525

10 years	$1,398	$1,166

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 61.99% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in equity securities of companies in the health sciences sector.

This portfolio may invest up to 25% of its assets in foreign denominated securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit. The portfolio may invest in small-, mid-and large-capitalization companies.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Industry and Sector Concentration Risk: Concentrating investments in a single industry or market sector makes the portfolio more susceptible to adverse economic, business, regulatory or other developments affecting that industry or sector.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Regulatory Impact Risk: Some sectors are subject to extensive government regulation, which may change frequently and impact the value of the portfolio significantly.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to a broad-based securities market benchmark index and a health care sector index which is comprised of securities which are more similar in character to those held by the portfolio than those in the broad-based benchmark. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 17.21%; 1st quarter 2001: (17.39%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Health Sciences Portfolio	23.34%	7.26%	4.76%
S&P Composite 1500 Index (reflects no deductions for fees, expenses or taxes)	16.38%	2.65%	2.07%
S&P Composite 1500 Health Care Index (reflects no deductions for fees, expenses or taxes)	5.20%	2.27%	0.52%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Jennison Associates LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

David Chan, CFA, Managing Director and Portfolio Manager	Since 2005
Michael A. Del Balso, Managing Director and Portfolio Manager	Since 2005

Real Estate Portfolio

Investment goal
This portfolio seeks current income and long-term capital appreciation.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.83	0.83

Service fee	0.20	0.00

Other expenses	0.04	0.04

Total annual operating expenses	1.07	0.87

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$109	$89

3 years	$340	$278

5 years	$590	$482

10 years	$1,306	$1,073

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 18.97% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The portfolio invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs). The portfolio focuses on REITs, as well as real estate operating companies (REOCs), that invest in a variety of property types and regions, which may include office and industrial buildings, apartments, manufactured homes and hotels. REITs and REOCs invest primarily in properties that produce income and in real estate interests or loans. The portfolio may invest in small-, mid- and large-capitalization companies.

When selecting securities, the manager uses a “bottom-up” process that is based upon the manager’s internal proprietary net asset value models which analyze/evaluate certain factors in an effort to select individual securities which will provide the best overall real estate value. A “top-down” asset allocation is determined by focusing on key regional criteria that include demographic and macroeconomic factors.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Industry and Sector Concentration Risk: Concentrating investments in a single industry or market sector makes the portfolio more susceptible to adverse economic, business,

regulatory or other developments affecting that industry or sector.

•	Real Estate Risk: Adverse changes in the real estate markets, such as fluctuations in property value; property damage or destruction; tenant or borrower default; taxes; and other economic, political or regulatory events may affect the value of the Investments in real estate investment trusts (REITs) and real estate operating companies (REOCs).

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Small Number of Holdings Risk: A portfolio with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to portfolios with a greater number of holdings.

•	Non-Diversification Risk: The portfolio is classified as non-diversified and may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified portfolio. This increases potential price volatility and the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 31.84%; 4th quarter 2008: (39.12%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Real Estate Portfolio	30.54%	3.71%	11.11%
FTSE NAREIT Equity REITs Index (reflects no deductions for fees, expenses or taxes)	27.96%	3.04%	10.77%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Morgan Stanley Investment Management Inc. The primary person responsible for day-to-day management of the portfolio is:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Theodore R. Bigman, Managing Director	Since 1999

Technology Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.90	0.90

Service fee	0.20	0.00

Other expenses	0.09	0.09

Total annual operating expenses	1.19	0.99

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$121	$101

3 years	$378	$315

5 years	$654	$547

10 years	$1,443	$1,213

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 216.41% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in equity securities of technology companies and technology-related companies. This portfolio may invest in companies of all sizes and may invest a significant percentage of its assets in small-and mid-capitalization companies. The portfolio may invest up to 25% of its assets in securities of foreign issuers, including up to 10% in emerging market countries.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Industry and Sector Concentration Risk: Concentrating investments in a single industry or market sector makes the portfolio more susceptible to adverse economic, business, regulatory or other developments affecting that industry or sector.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in smaller companies have a greater risk of being or becoming less liquid than investments in equity securities with larger market capitalizations.

•	Regulatory Impact Risk: Some sectors are subject to extensive government regulation, which may change frequently and impact the value of the portfolio significantly.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Small Number of Holdings Risk: A portfolio with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to portfolios with a greater number of holdings.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to a broad-based securities market benchmark index and to a new technology sector index, as well as to the prior technology sector index, both of which are comprised of securities that are more similar in character to those held by the portfolio than those in the broad-based index. The technology sector index was changed to provide a closer comparison to the investment strategy. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2001: 36.85%; 3rd quarter 2001: (39.60%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Technology Portfolio	21.50%	3.82%	(3.68%)
S&P North American Technology Index (reflect no deductions for fees expenses or taxes)	12.65%	5.83%	(0.86%)
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	1.41%
Merrill Lynch 100 Technology Index (reflects no deductions for fees, expenses or taxes)	18.78%	4.66%	(0.53%)

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Columbia Management Investment Advisers, LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Paul H. Wick, Team Leader and Portfolio Manager	Since 2010
Richard M. Parower, CFA, Portfolio Manager	Since 2010
Sangeeth Peruri, Portfolio Manager	Since 2010
Vishal Saluja, Portfolio Manager	Since 2011
Sushil Wagle, Portfolio Manager	Since 2011

Emerging Markets Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.80	0.80

Service fee	0.20	0.00

Other expenses	0.05	0.05

Total annual operating expenses	1.05	0.85

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$107	$87

3 years	$334	$271

5 years	$579	$471

10 years	$1,283	$1,049

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 32.63% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities (including American Depositary Receipts (ADRs)) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. The portfolio principally invests in common stock and other equity securities.

The manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects.

In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates.

The manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from certain global trends.

The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 38.29%; 4th quarter 2008: (27.73%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

Emerging Markets Portfolio	27.02%	15.25%	19.17%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	18.88%	12.78%	15.89%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – OppenheimerFunds, Inc. The primary person responsible for day-to-day management of the portfolio is:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Justin M. Leverenz, CFA, Vice President and Portfolio Manager	Since 2007

International Large-Cap Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.76	0.76

Service fee	0.20	0.00

Other expenses	0.04	0.04

Total annual operating expenses	1.00	0.80

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$102	$82

3 years	$318	$255

5 years	$552	$444

10 years	$1,225	$990

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 24.51% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities of companies with large market capitalizations. The manager generally considers a company to be an international large-capitalization company if it has a market capitalization of $3 billion or more. The portfolio invests primarily in common stocks and depositary receipts of foreign issuers, including up to 25% in emerging market countries.

The manager uses a bottom-up, as opposed to a top-down, investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of individual issuers. The manager may invest in the portfolio’s assets in the stocks of growth companies, in the stocks of value companies, or in a combination of growth and value companies.

The portfolio invests a significant amount of its assets outside the U.S. The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the portfolio generally expects to invest in at least 10 different non-U.S. countries.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 21.11%; 3rd quarter 2002: (21.48%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

International Large-Cap Portfolio	10.38%	5.76%	4.50%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	7.75%	2.46%	3.50%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Massachusetts Financial Services Company, doing business as MFS Investment Management. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Daniel Ling, CFA, Investment Officer and Portfolio Manager	Since 2009
Marcus L. Smith, Investment Officer and Portfolio Manager	Since 2004

International Small-Cap Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.85	0.85

Service fee	0.20	0.00

Other expenses	0.05	0.05

Total annual operating expenses	1.10	0.90

Less fee waiver[1]	(0.02)	(0.02)

Total annual operating expenses after fee waiver	1.08	0.88

[1]	The investment adviser has contractually agreed to waive 0.02% of its management fee through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with Batterymarch is terminated.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$110	$90

3 years	$348	$285

5 years	$604	$497

10 years	$1,338	$1,106

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 91.33% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities of companies with small market capitalizations. Generally, these companies are located in developed, foreign countries. The manager generally considers a company to be a small-capitalization company if the company has a market capitalization in the range of approximately $50 million to $2 billion or in the range represented by the S&P Developed Ex-U.S. SmallCap Index. As of December 31, 2010, the S&P Developed Ex-U.S. SmallCap Index capitalization range was approximately $14.89 million to $13.72 billion. Under normal conditions, the portfolio invests in excess of 100 companies and generally expects to invest a significant amount of its assets in about the same number of non-U.S. countries as its benchmark index.

The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 24.06%; 3rd quarter 2008: (26.00%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/06

International Small-Cap Portfolio	24.86%	(1.86%)
S&P Developed Ex-U.S. SmallCap Index (reflects no deductions for fees, expenses or taxes)	21.96%	1.87%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Batterymarch Financial Management, Inc. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Adam J. Petryk, CFA, Deputy Chief Investment Officer and Senior Portfolio Manager	Since 2008
Stephen A. Lanzendorf, CFA, Deputy Chief Investment Officer and Senior Portfolio Manager	Since 2011
Christopher W. Floyd, CFA, Portfolio Manager	Since 2006

International Value Portfolio

Investment goal
This portfolio seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.65	0.65

Service fee	0.20	0.00

Other expenses	0.04	0.04

Total annual operating expenses	0.89	0.69

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$91	$70

3 years	$284	$221

5 years	$493	$384

10 years	$1,096	$859

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 136.26% of the average value of the portfolio.

Principal investment strategies
This portfolio invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the manager believes to be undervalued. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. As of December 31, 2010, the market capitalization range for the MSCI EAFE Index was approximately $1.46 billion to $258.10 billion. Equity securities in which the portfolio principally invests are common stocks. The portfolio may invest in American Depositary Receipts (ADRs).

Under normal conditions, the portfolio generally expects to invest in at least 10 different non-U.S. countries and in a range of 50 to 80 companies.

The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market,

economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 26.77%; 4th quarter 2008: (24.44%)

Average annual total return
as of December 31, 2010	1 year	5 years	10 years

International Value Portfolio	2.59%	(1.75%)	0.02%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	7.75%	2.46%	3.50%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – J.P. Morgan Investment Management Inc. The primary person responsible for day-to-day management of the portfolio is:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Gerd Woort-Menker, CFA, Managing Director	Since 2011

American Funds® Asset Allocation Portfolio

Investment goal
This portfolio seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I

Management fees	1.05

Service fee	0.20

Other expenses	0.04

Total annual operating expenses	1.29

Less fee waiver[2]	(0.34)

Total annual operating expenses after fee waiver	0.95

[1]	The table and Examples reflect the expenses of both the portfolio and the Master Asset Allocation Fund.

[2]	The investment adviser of this portfolio has contractually agreed to waive a portion of its advisory fee so that its advisory fee does not exceed an annual rate of 0.41%, through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the portfolio no longer invests substantially all of its assets in the Master Asset Allocation Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class I

1 year	$97

3 years	$375

5 years	$675

10 years	$1,527

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 9.22% of the average value of the portfolio.

Principal investment strategies
This portfolio invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund).

The Master Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the Master Asset Allocation Fund focuses on investments in medium to larger capitalization companies, the Master Asset Allocation Fund’s investments are not limited to a particular capitalization size. The Master Asset Allocation Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States.

In seeking to pursue its investment goal, the Master Asset Allocation Fund will vary its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the manager expects, (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equity securities, 20% to 50% in debt securities and 0% to 40% in money market instruments. As of December 31, 2010, the Master Asset Allocation Fund was approximately 76% invested in equity securities, 21% invested in debt securities and 3% invested in money market instruments. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund will vary with market conditions and the manager’s assessment of their relative attractiveness as investment opportunities.

The Master Asset Allocation Fund may also invest up to 25% of its debt assets in lower quality debt securities. Such securities are sometimes referred to as “junk bonds.”

The basic investment philosophy of the Master Asset Allocation Fund manager is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The manager believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the manager believes that they no longer represent relatively attractive investment opportunities.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Dividend-Oriented Companies Risk: Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer’s stock and less available capital for the portfolio.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Asset Allocation Strategies Risk: Seek to balance investments among different types of investments and strategies in an attempt to manage risks. This type of strategy is still subject to price volatility and can still lose money, particularly during periods of broad market declines.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Master/Feeder Mutual Fund Structure: The portfolio bears the fees and expenses of the Master Fund in addition to its own fees and expenses, which could result in a higher overall expense ratio.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares portfolio performance to its broad-based market benchmark indexes. The indexes represent the equity and fixed income components of the portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 11.47%; 2nd quarter 2010: (8.54%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	2/2/09

American Funds Asset Allocation Portfolio	12.04%	21.64%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	27.33%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54%	7.01%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC (PLFA)

Portfolio Manager – PLFA is the investment adviser to the portfolio and oversees the performance of the Master Asset Allocation Fund. Capital Research and Management Company manages the Master Asset Allocation Fund. The primary persons responsible for day-to-day management of the Master Asset Allocation Fund are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Alan N. Berro, Senior Vice President of Capital World Investors	Since 2000
David A. Daigle, Senior Vice President of Fixed Income, Capital Research Company	Since 2009
Jeffrey T. Lager, Senior Vice President of Capital World Investors	Since 2007
James R. Mulally, Senior Vice President of Fixed Income	Since 2006
Eugene P. Stein, Senior Vice President of Capital World Investors	Since 2008

Pacific Dynamix – Conservative Growth Portfolio

Investment goal
This portfolio seeks current income and moderate growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I

Management fee	0.20

Service fee	0.20

Other expenses	0.09

Acquired fund fees and expenses	0.19

Total annual operating expenses	0.68

Less expense reimbursements[2]	(0.09)

Total annual operating expenses after expense reimbursements	0.59

[1]	Expense information in the table has been restated to reflect current fees.

[2]	The investment adviser has contractually agreed to reimburse the portfolio to the extent the total net expenses (excluding extraordinary expenses) exceed 0.59%, through April 30, 2014. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class I

1 year	$60

3 years	$189

5 years	$351

10 years	$820

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 21.69% of the average value of the portfolio.

Principal investment strategies
This portfolio is an asset allocation “fund of funds” that invests primarily in affiliated index mutual funds representing a variety of asset classes. The portfolio aims to provide diversification across major asset classes — U.S. stocks, international stocks, and bonds — by investing primarily in Class P shares of other Pacific Select Fund portfolios (each, an “Acquired Fund” or “Underlying Portfolio” or collectively, “Underlying Portfolios”). Each Underlying Portfolio invests directly in equity securities, bonds or other securities, as appropriate, consistent with its investment objective and strategies. A majority of the Underlying Portfolios are index portfolios, which means they seek to match the investment returns of specified stock or bond indexes. The portfolio also invests in certain Underlying Portfolios that are not index portfolios. Although the portfolio seeks to provide diversification across major asset classes, it may invest a significant portion of its assets in any one Underlying Portfolio.

Through investments in the Underlying Portfolios, this portfolio invests heavily in debt securities, principally investment grade securities, including mortgage-related securities and also invests a considerable portion of its assets in equity securities such as common stocks of U.S. and international companies. As of the date of this prospectus, the portfolio’s target asset class allocations are 60% of its assets to fixed income, 29% to domestic equity and 11% to international equity.

Underlying Portfolio Allocation Targets (as of 5/1/11)

PD Aggregate Bond Index	54%
PD High Yield Bond Market	6%
PD Large-Cap Growth Index	11%
PD Large-Cap Value Index	13%
PD Small-Cap Growth Index	2%
PD Small-Cap Value Index	3%
PD International Large-Cap	10%
PD Emerging Markets	1%

Although the portfolios expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

PLFA regularly reviews the portfolio’s allocations to determine whether rebalancing is appropriate and may use cash flows to help implement target allocations and rebalancing. Although PLFA does not intend to make frequent tactical adjustments to the target asset mix, PLFA has the right to modify the target allocations and Underlying Portfolios from time to time.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to develop the allocations. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

•	Potential Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its investment decisions for the portfolio. For example, PLFA may be influenced by its view of the best interests of underlying portfolios, such as a view that an underlying portfolio may benefit from additional assets or could be harmed by redemptions. In addition, PLFA may be influenced by the insurance companies which use the asset allocation portfolios as investment vehicles for their variable life and annuity products in terms of how the asset allocation portfolios are managed and their risk profiles.

Principal risks from holdings in Underlying Portfolios

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

•	Index Sampling Risk: Index sampling risk is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in smaller companies have a greater risk of being or becoming less liquid than investments in equity securities with larger market capitalizations.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Companies Traded Over-The-Counter Risk: Companies traded over-the-counter (OTC) trade less frequently and in smaller volumes than exchange-listed stocks and may experience greater price volatility than exchange-listed stocks.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares the portfolio performance to its broad-based market indexes. Each index corresponds to one of three asset classes (domestic equity, fixed income and international equity) allocated to the portfolio. To further assist in performance comparison, a composite benchmark has been presented and is comprised of the three broad-based indexes shown below based on the target allocations for the portfolio that were in effect at that time. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 9.25%; 2nd quarter 2010: (3.07%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/09

Pacific Dynamix – Conservative Growth Portfolio	10.28%	14.83%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	27.15%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54%	7.15%
MSCI World ex USA Index (reflects no deductions for fees, expenses or taxes)	8.95%	26.78%
Pacific Dynamix – Conservative Growth Composite Benchmark (reflects no deductions for fees, expenses or taxes)	9.87%	15.20%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Investment Adviser	with Portfolio

Howard T. Hirakawa, Vice President	Since 2009
Carleton J. Muench, Assistant Vice President	Since 2009

Pacific Dynamix – Moderate Growth Portfolio

Investment goal
This portfolio seeks long-term growth of capital and low to moderate income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I

Management fee	0.20

Service fee	0.20

Other expenses	0.07

Acquired fund fees and expenses	0.22

Total annual operating expenses	0.69

Less expense reimbursements[2]	(0.10)

Total annual operating expenses after expense reimbursements	0.59

[1]	Expense information in the table has been restated to reflect current fees.

[2]	The investment adviser has contractually agreed to reimburse the portfolio to the extent the total net expenses (excluding extraordinary expenses) exceed 0.59%, through April 30, 2014. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class I

1 year	$60

3 years	$189

5 years	$353

10 years	$829

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 10.34% of the average value of the portfolio.

Principal investment strategies
This portfolio is an asset allocation “fund of funds” that invests primarily in affiliated index mutual funds representing a variety of asset classes. The portfolio aims to provide diversification across major asset classes — U.S. stocks, international stocks, and bonds — by investing primarily in Class P shares of other Pacific Select Fund portfolios (each, an “Acquired Fund” or “Underlying Portfolio” or collectively, “Underlying Portfolios”). Each Underlying Portfolio invests directly in equity securities, bonds or other securities, as appropriate, consistent with its investment objective and strategies. A majority of the Underlying Portfolios are index portfolios, which means they seek to match the investment returns of specified stock or bond indexes. The portfolio also invests in certain Underlying Portfolios that are not index portfolios. Although the portfolio seeks to provide diversification across major asset classes, it may invest a significant portion of its assets in any Underlying Portfolio.

Through investments in the Underlying Portfolios, this portfolio invests heavily in equity securities, principally in common stocks of U.S. and international companies, but also invests a considerable portion of its assets in debt securities, such as investment grade securities, including mortgage-related securities. As of the date of this prospectus, the portfolio’s target asset class allocations are 42% of its assets to domestic equity, 18% to international equity and 40% to fixed income.

Underlying Portfolio Allocation Targets (as of 5/1/11)

PD Aggregate Bond Index	35%
PD High Yield Bond Market	5%
PD Large-Cap Growth Index	16%
PD Large-Cap Value Index	19%
PD Small-Cap Growth Index	3%
PD Small-Cap Value Index	4%
PD International Large-Cap	15%
PD Emerging Markets	3%

Although the portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

PLFA regularly reviews the portfolio’s allocations to determine whether rebalancing is appropriate and may use cash flows to help implement target allocations and rebalancing. Although PLFA does not intend to make frequent tactical adjustments to the target asset mix, PLFA has the right to modify the target allocations and Underlying Portfolios from time to time.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to develop the allocations. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

•	Potential Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its investment decisions for the portfolio. For example, PLFA may be influenced by its view of the best interests of underlying portfolios, such as a view that an underlying portfolio may benefit from additional assets or could be harmed by redemptions. In addition, PLFA may be influenced by the insurance companies which use the asset allocation portfolios as investment vehicles for their variable life and annuity products in terms of how the asset allocation portfolios are managed and their risk profiles.

Principal risks from holdings in Underlying Portfolios

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The portfolio seeks to balance investments among different types of investments and strategies in an attempt to manage risks. However, this strategy is still subject to price volatility and may lose money, particularly during periods of broad market declines. The volatility of non-investment grade debt securities

(including loans) may be greater than for investment grade securities.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

•	Index Sampling Risk: Index sampling risk is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Companies Traded Over-The-Counter Risk: Companies traded over-the-counter (OTC) trade less frequently and in smaller volumes than exchange-listed stocks and may experience greater price volatility than exchange-listed stocks.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares the portfolio performance to its broad-based market indexes. Each index corresponds to one of three asset classes (domestic equity, fixed income and international equity) allocated to the portfolio. To further assist in performance comparison, a composite benchmark has been presented and is comprised of the three broad-based indexes shown below based on the target allocations for the portfolio that were in effect at that time. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 11.96%; 2nd quarter 2010: (6.07%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/09

Pacific Dynamix – Moderate Growth Portfolio	11.92%	19.06%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	27.15%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54%	7.15%
MSCI World ex USA Index (reflects no deductions for fees, expenses or taxes)	8.95%	26.78%
Pacific Dynamix – Moderate Growth Composite Benchmark (reflects no deductions for fees, expenses or taxes)	11.22%	19.21%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Investment Adviser	with Portfolio

Howard T. Hirakawa, Vice President	Since 2009
Carleton J. Muench, Assistant Vice President	Since 2009

Pacific Dynamix – Growth Portfolio

Investment goal
This portfolio seeks moderately high, long-term growth of capital with low, current income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I

Management fee	0.20

Service fee	0.20

Other expenses	0.09

Acquired fund fees and expenses	0.23

Total annual operating expenses	0.72

Less expense reimbursements[2]	(0.13)

Total annual operating expenses after expense reimbursements	0.59

[1]	Expense information in the table has been restated to reflect current fees.

[2]	The investment adviser has contractually agreed to reimburse the portfolio to the extent the total net expenses (excluding extraordinary expenses) exceed 0.59%, through April 30, 2014. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Class I

1 year	$60

3 years	$189

5 years	$360

10 years	$856

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 22.35% of the average value of the portfolio.

Principal investment strategies
This portfolio is an asset allocation “fund of funds” that invests primarily in affiliated index mutual funds representing a variety of asset classes. The portfolio aims to provide diversification across major asset classes — U.S. stocks, international stocks, and bonds — by investing primarily in Class P shares of other Pacific Select Fund portfolios (each, an “Acquired Fund” or “Underlying Portfolio” or collectively, “Underlying Portfolios”). Each Underlying Portfolio invests directly in equity securities, bonds or other securities, as appropriate, consistent with its investment objective and strategies. A majority of the Underlying Portfolios are index portfolios, which means they seek to match the investment returns of specified stock or bond indexes. The portfolio also invests in certain Underlying Portfolios that are not index portfolios. Although the portfolio seeks to provide diversification across major asset classes, it may invest a significant portion of its assets in any Underlying Portfolio.

Through investments in the Underlying Portfolios, this portfolio invests very heavily in equity securities, principally in common stocks of U.S. and international companies, but also invests a portion of its assets in debt securities, such as investment grade securities, including mortgage-related securities. As of the date of this prospectus, the portfolio’s target asset class allocations are 56% of its assets to domestic equity, 24% to international equity and 20% to fixed income.

Underlying Portfolio Allocation Targets (as of 5/1/11)

PD Aggregate Bond Index	20%
PD Large-Cap Growth Index	20%
PD Large-Cap Value Index	23%
PD Small-Cap Growth Index	6%
PD Small-Cap Value Index	7%
PD International Large-Cap	19%
PD Emerging Markets	5%

Although the portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

PLFA regularly reviews the portfolio’s allocations to determine whether rebalancing is appropriate and may use cash flows to help implement target allocations and rebalancing. Although PLFA does not intend to make frequent tactical adjustments to the target asset mix, PLFA has the right to modify the target allocations and Underlying Portfolios from time to time.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to develop the allocations. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

•	Potential Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its investment decisions for the portfolio. For example, PLFA may be influenced by its view of the best interests of underlying portfolios, such as a view that an underlying portfolio may benefit from additional assets or could be harmed by redemptions. In addition, PLFA may be influenced by the insurance companies which use the asset allocation portfolios as investment vehicles for their variable life and annuity products in terms of how the asset allocation portfolios are managed and their risk profiles.

Principal risks from holdings in Underlying Portfolios

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The portfolio seeks to balance investments among different types of investments and strategies in an attempt to manage risks. However, this strategy is still subject to price volatility and may lose money, particularly during periods of broad market declines. The volatility of non-investment grade debt securities

(including loans) may be greater than for investment grade securities.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

•	Index Sampling Risk: Index sampling risk is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Companies Traded Over-The-Counter Risk: Companies traded over-the-counter (OTC) trade less frequently and in smaller volumes than exchange-listed stocks and may experience greater price volatility than exchange-listed stocks.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing how the portfolio’s Class I returns compare to a broad-based market index. The table below compares the portfolio performance to its broad-based market indexes. Each index corresponds to one of three asset classes (domestic equity, fixed income and international equity) allocated to the portfolio. To further assist in performance comparison, a composite benchmark has been presented and is comprised of the three broad-based indexes shown below based on the target allocations for the portfolio that were in effect at that time. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 14.50%; 2nd quarter 2010: (9.01%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/09

Pacific Dynamix – Growth Portfolio	13.82%	23.10%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	27.15%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54%	7.15%
MSCI World ex USA Index (reflects no deductions for fees, expenses or taxes)	8.95%	26.78%
Pacific Dynamix – Growth Composite Benchmark (reflects no deductions for fees, expenses or taxes)	12.40%	23.20%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Investment Adviser	with Portfolio

Howard T. Hirakawa, Vice President	Since 2009
Carleton J. Muench, Assistant Vice President	Since 2009

Portfolio Optimization Conservative Portfolio

Investment goal
This portfolio seeks current income and preservation of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of this portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on those charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I

Management fee	0.10

Service fee	0.20

Other expenses[1]	0.02

Acquired fund fees and expenses[1]	0.51

Total annual operating expenses	0.83

Less fee waiver[2]	(0.10)

Total annual operating expenses after fee waiver	0.73

[1]	Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

[2]	The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Portfolio.

Example
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the periods. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate of actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class I
1 year	$75

3 years	$244

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio’s performance. This portfolio is new and does not yet have a turnover rate.

Principal investment strategies
This portfolio is an asset allocation “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The portfolio aims to provide diversification across major asset classes – cash equivalents, fixed income, domestic equity, and international equity – by investing primarily in Class P shares of other Pacific Select Fund portfolios (each, an “Acquired Fund” or “Underlying Portfolio” or collectively, the “Underlying Portfolios”). Each Underlying Portfolio invests directly in equity securities, bonds or other securities, as appropriate, consistent with its investment objective and strategies. The portfolio may invest a significant portion of its assets in any Underlying Portfolio.

Through investments in the Underlying Portfolios, this portfolio invests primarily in fixed income, such as investment grade securities, including mortgage-related and international securities, and derivatives, but also invests a portion of its assets in equity securities. As of the date of this prospectus, the portfolio’s target asset class allocations are 7% of its assets to cash equivalents, 73% to fixed income, 15% to domestic equity and 5% to international equity. International includes emerging market countries.

The Underlying Portfolios are not comprised of just one asset class; therefore, the asset class allocations may differ from the Underlying Portfolio allocations.

Underlying Portfolio Allocation Targets (as of 5/1/11)

Diversified Bond:	16%	Equity Index:	2%
Floating Rate Loan:	8%	Large-Cap Growth:	2%
High Yield Bond:	6%	Large-Cap Value:	4%
Inflation Managed:	10%	Long/Short Large-Cap:	2%
Inflation Protected:	7%	Mid-Cap Equity:	3%
Managed Bond:	21%	International Large-Cap:	3%
Short Duration Bond:	11%	International Value:	2%
Comstock:	3%

Although the portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

PLFA regularly reviews the portfolio’s allocations to determine whether rebalancing is appropriate and may use cash flows to help implement target allocations and rebalancing. Although PLFA does not intend to make frequent tactical adjustments to the target asset mix, PLFA has the right to modify the target allocations and Underlying Portfolios from time to time.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the portfolio will achieve its investment objective. There may be some losses in the values of the investment as asset values fluctuate. The value of your portfolio shares will fluctuate and you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to develop the allocations. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

•	Potential Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its investment decisions for the portfolio. For example, PLFA may be influenced by its view of the best interests of underlying portfolios, such as a view that an underlying portfolio may benefit from additional assets or could be harmed by redemptions. In addition, PLFA may be influenced by the insurance companies which use the asset allocation portfolios as investment vehicles for their variable life and annuity products in terms of how the asset allocation portfolios are managed and their risk profiles.

Principal risks from holdings in Underlying Portfolios

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in non-investment grade debt securities (sometimes called junk bonds) and asset-backed securities have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Non-Diversification Risk: The portfolio is classified as non-diversified and may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified portfolio. This increases potential price volatility and the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Convertible Securities Risk: Convertible securities have credit risk and interest rate risk and may present less risk than investments in a company’s common stock but more risk than investments in the company’s senior debt securities.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Portfolio Performance
The portfolio does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the portfolio.

Portfolio Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day to day management of the portfolio are:

Portfolio Manager and Primary	Experience
Title with Investment Adviser	with Portfolio

Howard T. Hirakawa, Vice President	Since 2011
Carleton J. Muench, Assistant Vice President	Since 2011

Portfolio Optimization Moderate-Conservative Portfolio

Investment goal
This portfolio seeks current income and moderate growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of this portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on those charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I

Management fee	0.10

Service fee	0.20

Other expenses[1]	0.02

Acquired fund fees and expenses[1]	0.56

Total annual operating expenses	0.88

Less fee waiver[2]	(0.10)

Total annual operating expenses after fee waiver	0.78

[1]	Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

[2]	The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Portfolio.

Example
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the periods Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate of actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class I
1 year	$80

3 years	$260

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).

A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio’s performance. This portfolio is new and does not yet have a turnover rate.

Principal investment strategies
This portfolio is an asset allocation “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The portfolio aims to provide diversification across major asset classes – cash equivalents, fixed income, domestic equity, and international equity – by investing primarily in Class P shares of other Pacific Select Fund portfolios (each, an “Acquired Fund” or “Underlying Portfolio” or collectively, the “Underlying Portfolios”). Each Underlying Portfolio invests directly in equity securities, bonds or other securities, as appropriate, consistent with its investment objective and strategies. The portfolio may invest a significant portion of its assets in any Underlying Portfolio.

Through investments in the Underlying Portfolios, this portfolio invests the majority of its assets in fixed income, such as investment grade securities, including mortgage-related and international securities, and derivatives, but also invests a considerable portion of its assets in equity securities. As of the date of this prospectus, the portfolio’s target asset class allocations are 5% of its assets to cash equivalents, 57% to fixed income, 28% to domestic equity and 10% to international equity. International includes emerging market countries.

The Underlying Portfolios are not comprised of just one asset class; therefore, the asset class allocations may differ from the Underlying Portfolio allocations.

Underlying Portfolio Allocation Targets (as of 5/1/11)

Diversified Bond:	12%	Large-Cap Growth:	2%
Floating Rate Loan:	6%	Large-Cap Value:	5%
High Yield Bond:	5%	Long/Short Large-Cap:	3%
Inflation Managed:	8%	Main Street Core:	2%
Inflation Protected:	5%	Mid-Cap Equity:	2%
Managed Bond:	17%	Mid-Cap Growth:	2%
Short Duration Bond:	8%	Mid-Cap Value:	2%
American Funds Growth:	1%	Small-Cap Equity:	1%
Comstock:	4%	Emerging Markets:	1%
Dividend Growth:	2%	International Large-Cap:	4%
Equity Index:	3%	International Small-Cap:	2%
Growth LT:	1%	International Value:	2%

Although the portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

PLFA regularly reviews the portfolio’s allocations to determine whether rebalancing is appropriate and may use cash flows to help implement target allocations and rebalancing. Although PLFA does not intend to make frequent tactical adjustments to the target asset mix, PLFA has the right to modify the target allocations and Underlying Portfolios from time to time.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the portfolio will achieve its investment objective. There may be some losses in the values of the investment as asset values fluctuate. The value of your portfolio shares will fluctuate and you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to develop the allocations. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

•	Potential Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its investment decisions for the portfolio. For example, PLFA may be influenced by its view of the best interests of underlying portfolios, such as a view that an underlying portfolio may benefit from additional assets or could be harmed by redemptions. In addition, PLFA may be influenced by the insurance companies which use the asset allocation portfolios as investment vehicles for their variable life and annuity products in terms of how the asset allocation portfolios are managed and their risk profiles.

Principal risks from holdings in Underlying Portfolios

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in non-investment grade debt securities (sometimes called junk bonds) and asset-backed securities have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Non-Diversification Risk: The portfolio is classified as non-diversified and may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified portfolio. This increases potential price volatility and the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Convertible Securities Risk: Convertible securities have credit risk and interest rate risk and may present less risk than investments in a company’s common stock but more risk than investments in the company’s senior debt securities.

Portfolio Performance
The portfolio does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the portfolio.

Portfolio Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day to day management of the fund are:

Portfolio Manager and Primary	Experience
Title with Investment Adviser	with Portfolio

Howard T. Hirakawa, Vice President	Since 2011
Carleton J. Muench, Assistant Vice President	Since 2011

Portfolio Optimization Moderate Portfolio

Investment goal
This portfolio seeks long-term growth of capital and low to moderate income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of this portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on those charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fee	0.10

Service fee	0.20

Other expenses[1]	0.02

Acquired fund fees and expenses[1]	0.61

Total annual operating expenses	0.93

Less fee waiver[2]	(0.10)

Total annual operating expenses after fee waiver	0.83

[1]	Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

[2]	The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Portfolio.

Example
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the periods. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate of actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class I
1 year	$85

3 years	$276

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio’s performance. This portfolio is new and does not yet have a turnover rate.

Principal investment strategies
This portfolio is an asset allocation “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The portfolio aims to provide diversification across major asset classes – cash equivalents, fixed income, domestic equity, and international equity – by investing primarily in Class P shares of other Pacific Select Fund portfolios (each, an “Acquired Fund” or “Underlying Portfolio” or collectively, the “Underlying Portfolios”). Each Underlying Portfolio invests directly in equity securities, bonds or other securities, as appropriate, consistent with its investment objective and strategies. The portfolio may invest a significant portion of its assets in any Underlying Portfolio.

Through investments in the Underlying Portfolios, this portfolio invests the majority of assets in equity securities, principally in common stocks of U.S. and international companies, but also invests a significant portion of its assets in fixed income, such as investment grade securities, including mortgage-related and international securities, and derivatives. As of the date of this prospectus, the portfolio’s target asset class allocations are 2% of its assets to cash equivalents, 42% to fixed income, 40% to domestic equity and 16% to international equity. International includes emerging market countries.

The Underlying Portfolios are not comprised of just one asset class; therefore, the asset class allocations may differ from the Underlying Portfolio allocations.

Underlying Portfolio Allocation Targets (as of 5/1/11)

Diversified Bond:	8%	Large-Cap Growth:	3%
Floating Rate Loan:	3%	Large-Cap Value:	7%
High Yield Bond:	4%	Long/Short Large-Cap:	4%
Inflation Managed:	6%	Main Street Core:	2%
Inflation Protected:	4%	Mid-Cap Equity:	3%
Managed Bond:	14%	Mid-Cap Growth:	2%
Short Duration Bond:	3%	Mid-Cap Value:	3%
American Funds Growth:	1%	Small-Cap Equity:	1%
American Funds Growth-		Small-Cap Growth:	1%
Income:	3%	Small-Cap Value:	1%
Comstock:	5%	Emerging Markets:	3%
Dividend Growth:	2%	International Large-Cap:	5%
Equity Index:	4%	International Small-Cap:	3%
Growth LT:	2%	International Value:	3%

Although the portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

PLFA regularly reviews the portfolio’s allocations to determine whether rebalancing is appropriate and may use cash flows to help implement target allocations and rebalancing. Although PLFA does not intend to make frequent tactical adjustments to the target asset mix, PLFA has the right to modify the target allocations and Underlying Portfolios from time to time.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the portfolio will achieve its investment objective. There may be some losses in the values of the investment as asset values fluctuate. The value of your portfolio shares will fluctuate and you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to develop the allocations. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

•	Potential Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its investment decisions for the portfolio. For example, PLFA may be influenced by its view of the best interests of underlying portfolios, such as a view that an underlying portfolio may benefit from additional assets or could be harmed by redemptions. In addition, PLFA may be influenced by the insurance companies which use the asset allocation portfolios as investment vehicles for their variable life and annuity products in terms of how the asset allocation portfolios are managed and their risk profiles.

Principal risks from holdings in Underlying Portfolios

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in non-investment grade debt securities (sometimes called junk bonds) and asset-backed securities have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty. Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

Portfolio Performance
The portfolio does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the portfolio.

Portfolio Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day to day management of the portfolio are:

Portfolio Manager and Primary	Experience
Title with Investment Adviser	with Portfolio

Howard T. Hirakawa, Vice President	Since 2011
Carleton J. Muench, Assistant Vice President	Since 2011

Portfolio Optimization Growth Portfolio

Investment goal
This portfolio seeks moderately high, long-term capital appreciation with low, current income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of this portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on those charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I

Management fee	0.10

Service fee	0.20

Other expenses[1]	0.02

Acquired fund fees and expenses[1]	0.65

Total annual operating expenses	0.97

Less fee waiver[2]	(0.10)

Total annual operating expenses after fee waiver	0.87

[1]	Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

[2]	The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Portfolio.

Example
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the periods. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate of actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class I
1 year	$89

3 years	$289

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).

A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio’s performance. This portfolio is new and does not yet have a turnover rate.

Principal investments and strategies
This portfolio is an asset allocation “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The portfolio aims to provide diversification across major asset classes – cash equivalents, fixed income, domestic equity, and international equity – by investing primarily in Class P shares of other Pacific Select Fund portfolios (each, an “Acquired Fund” or “Underlying Portfolio” or collectively, the “Underlying Portfolios”). Each Underlying Portfolio invests directly in equity securities, bonds or other securities, as appropriate, consistent with its investment objective and strategies. The portfolio may invest a significant portion of its assets in any Underlying Portfolio.

Through investments in the Underlying Portfolios, this portfolio invests primarily in equity securities, principally in common stocks of U.S. and international companies, but also invests a portion of its assets in fixed income, such as investment grade securities, including mortgage-related and international securities. As of the date of this prospectus, the portfolio’s target asset class allocations are 25% of its assets to fixed income, 53% to domestic equity and 22% to international equity. International includes emerging market countries.

The Underlying Portfolios are not comprised of just one asset class; therefore, the asset class allocations may differ from the Underlying Portfolio allocations.

Underlying Portfolio Allocation Targets (as of 5/1/11)

Diversified Bond:	5%	Long/Short Large-Cap:	4%
Inflation Managed:	4%	Main Street Core:	3%
Inflation Protected:	3%	Mid-Cap Equity:	5%
Managed Bond:	8%	Mid-Cap Growth:	3%
Short Duration Bond:	3%	Mid-Cap Value:	3%
American Funds Growth:	2%	Small-Cap Equity:	5%
American Funds Growth-		Small-Cap Growth:	2%
Income:	3%	Small-Cap Value:	1%
Comstock:	6%	Real Estate:	2%
Dividend Growth:	3%	Emerging Markets:	4%
Equity Index:	5%	International Large-Cap:	6%
Growth LT:	2%	International Small-Cap:	4%
Large-Cap Growth:	3%	International Value:	4%
Large-Cap Value:	7%

Although the portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

PLFA regularly reviews the portfolio’s allocations to determine whether rebalancing is appropriate and may use cash flows to help implement target allocations and rebalancing. Although PLFA does not intend to make frequent tactical adjustments to the target asset mix, PLFA has the right to modify the target allocations and Underlying Portfolios from time to time.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the portfolio will achieve its investment objective. There may be some losses in the values of the investment as asset values fluctuate. The value of your portfolio shares will fluctuate and you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to develop the allocations. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

•	Potential Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its investment decisions for the portfolio. For example, PLFA may be influenced by its view of the best interests of underlying portfolios, such as a view that an underlying portfolio may benefit from additional assets or could be harmed by redemptions. In addition, PLFA may be influenced by the insurance companies which use the asset allocation portfolios as investment vehicles for their variable life and annuity products in terms of how the asset allocation portfolios are managed and their risk profiles.

Principal risks from holdings in Underlying Portfolios

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in smaller companies have a greater risk of being or becoming less liquid than investments in equity securities with larger market capitalizations. Investments in non-investment grade debt securities (sometimes called junk bonds) and asset-backed securities have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Derivatives Risk: Derivatives can be complex instruments, which may experience sudden and unpredictable changes in price or liquidity and may be difficult to value, sell or unwind. The value of derivatives is based on the value of other securities or indexes. They can also create investment exposure that is greater than their cost may suggest (known as leverage risk). Derivative transactions may also involve a counterparty.

Such transactions are subject to the credit risk and/or the ability of the counterparty to perform in accordance with the terms of the transaction.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

Portfolio Performance
The portfolio does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the portfolio.

Portfolio Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day to day management of the fund are:

Portfolio Manager and Primary	Experience
Title with Investment Adviser	with Portfolio

Howard T. Hirakawa, Vice President	Since 2011
Carleton J. Muench, Assistant Vice President	Since 2011

Portfolio Optimization Aggressive-Growth Portfolio

Investment goal
This portfolio seeks high, long-term capital appreciation.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of this portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on those charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I

Management fee	0.10

Service fee	0.20

Other expenses[1]	0.02

Acquired fund fees and expenses[1]	0.70

Total annual operating expenses	1.02

Less fee waiver[2]	(0.10)

Total annual operating expenses after fee waiver	0.92

[1]	Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

[2]	The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Portfolio.

Example
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the periods. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate of actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class I
1 year	$94

3 years	$304

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio’s performance. This portfolio is new and does not yet have a turnover rate.

Principal investments and strategies
This portfolio is an asset allocation “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The portfolio aims to provide diversification across major asset classes – cash equivalents, fixed income, domestic equity, and international equity – by investing primarily in Class P shares of other Pacific Select Fund portfolios (each, an “Acquired Fund” or “Underlying Portfolio” or collectively, the “Underlying Portfolios”). Each Underlying Portfolio invests directly in equity securities, bonds or other securities, as appropriate, consistent with its investment objective and strategies. The portfolio may invest a significant portion of its assets in any Underlying Portfolio.

Through investments in the Underlying Portfolios, this portfolio invests primarily in equity securities, principally in common stocks of U.S. and international (including emerging market countries) companies. As of the date of this prospectus, the portfolio’s target asset class allocations are 8% of its assets to fixed income, 65% to domestic equity and 27% to international equity.

The Underlying Portfolios are not comprised of just one asset class; therefore, the asset class allocations may differ from the Underlying Portfolio allocations.

Underlying Portfolio Allocation Targets (as of 5/1/11)

Diversified Bond:	2%	Mid-Cap Equity:	6%
Managed Bond:	4%	Mid-Cap Growth:	4%
American Funds Growth:	2%	Mid-Cap Value:	4%
American Funds Growth-		Small-Cap Equity:	5%
Income:	3%	Small-Cap Growth:	2%
Comstock:	7%	Small-Cap Index:	2%
Dividend Growth:	3%	Small-Cap Value:	2%
Equity Index:	6%	Real Estate:	3%
Growth LT:	2%	Emerging Markets:	5%
Large-Cap Growth:	4%	International Large-Cap:	8%
Large-Cap Value:	8%	International Small-Cap:	5%
Long/Short Large-Cap:	5%	International Value:	5%
Main Street Core:	3%

Although the portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

PLFA regularly reviews the portfolio’s allocations to determine whether rebalancing is appropriate and may use cash flows to help implement target allocations and rebalancing. Although PLFA does not intend to make frequent tactical adjustments to the target asset mix, PLFA has the right to modify the target allocations and Underlying Portfolios from time to time.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the portfolio will achieve its investment objective. There may be some losses in the values of the investment as asset values fluctuate. The value of your portfolio shares will fluctuate and you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to develop the allocations. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

•	Potential Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its investment decisions for the portfolio. For example, PLFA may be influenced by its view of the best interests of underlying portfolios, such as a view that an underlying portfolio may benefit from additional assets or could be harmed by redemptions. In addition, PLFA may be influenced by the insurance companies which use the asset allocation portfolios as investment vehicles for their variable life and annuity products in terms of how the asset allocation portfolios are managed and their risk profiles.

Principal risks from holdings in Underlying Portfolios

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in smaller companies have a greater risk of being or becoming less liquid than investments in equity securities with larger market capitalizations.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Small Number of Holdings Risk: A portfolio with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to portfolios with a greater number of holdings.

Portfolio Performance
The portfolio does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the portfolio.

Portfolio Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day to day management of the fund are:

Portfolio Manager and Primary	Experience
Title with Investment Adviser	with Portfolio

Howard T. Hirakawa, Vice President	Since 2011
Carleton J. Muench, Assistant Vice President	Since 2011

PD Aggregate Bond Index Portfolio

Investment goal
This portfolio seeks investment results that correspond generally to the total return of an index that tracks the U.S. dollar-denominated investment grade bond market.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P

Management fee	0.15

Service fee	0.00

Other expenses	0.12

Total annual operating expenses	0.27

Less expense reimbursements[2]	(0.10)

Total annual operating expenses after expense reimbursements	0.17

[1]	Expense information in the table has been restated to reflect current fees.

[2]	The investment adviser has contractually agreed to reimburse the portfolio to the extent the total net expenses (excluding extraordinary expenses) exceed 0.17%, through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class P
1 year	$17

3 years	$77

5 years	$142

10 years	$333

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 148.73% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in debt instruments included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). Generally, fixed income securities are those that are included in the Barclays Capital U.S. Aggregate Bond Index (Aggregate Bond Index) or are those fixed income securities that the manager has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Aggregate Bond Index, including forward commitments, such as TBA (“to be announced”) transactions, U.S. government and agency securities, corporate securities and mortgage-backed securities. The manager seeks to match the total return of the Aggregate Bond Index, before taking into account portfolio costs. The Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market.

The manager does not intend to purchase all of the securities in the Aggregate Bond Index, but rather will utilize a “sampling” methodology.

The management team will not deviate from the above noted strategies at any time for any reason.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government.

There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, and prepayment risk, where issuers may pay principal more quickly than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

•	Forward Commitments Risk: Fixed income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

•	Index Sampling Risk: Index sampling risk is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing how the portfolio’s Class P returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 3.51%; 4th quarter 2010: (1.24%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/09

PD Aggregate Bond Index Portfolio	6.23%	6.13%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54%	7.15%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – SSgA Funds Management, Inc. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

John Kirby, Managing Director	Since 2009
Michael J. Brunell, CFA, Vice President	Since 2009

PD High Yield Bond Market Portfolio

Investment goal
This portfolio seeks investment results that correspond generally to the total return of an index that tracks the U.S. high yield corporate bond market.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P

Management fee	0.35

Service fee	0.00

Other expenses	0.13

Total annual operating expenses	0.48

Less expense reimbursements[2]	(0.14)

Total annual operating expenses after expense reimbursements	0.34

[1]	Expense information in the table has been restated to reflect current fees.

[2]	The investment adviser has contractually agreed to reimburse the portfolio to the extent the total net expenses (excluding extraordinary expenses) exceed 0.34%, through April 30, 2012. The agreement will terminate: (i) if the Fund’s investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class P
1 year	$35

3 years	$140

5 years	$255

10 years	$590

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 40.05% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in non-investment grade (high yield/high risk) debt instruments, including instruments with characteristics of non-investment grade debt instruments (such as derivatives). Non-investment grade (high yield/high risk) debt instruments are sometimes called “junk bonds.” Generally, these instruments are those that are included in the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index (High Yield Index) or have economic characteristics similar to securities included in that index. The manager seeks to match the total return of the High Yield Index, before taking into account portfolio costs. The High Yield Index is an index that is an issuer constrained version of the Barclay’s Capital U.S. High-Yield Bond Index which covers the U.S. dollar denominated, non-investment grade, fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The High Yield Index represents the securities of the U.S. dollar-denominated non-investment grade bond market. There are no restrictions with respect to credit quality.

The manager does not intend to purchase all of the securities in the High Yield Index, but rather will utilize a “sampling” methodology.

The manager will not deviate from the above noted strategies at any time for any reason.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in non-investment grade debt securities (sometimes called junk bonds) and asset-backed securities have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

•	Index Sampling Risk: Index sampling risk is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing how the portfolio’s Class P returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 11.59%; 2nd quarter 2010: (0.15%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/09

PD High Yield Bond Market Portfolio	13.05%	19.94%
Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses or taxes)	14.94%	29.12%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – SSgA Funds Management, Inc. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

John Kirby, Managing Director	Since 2009
Michael J. Brunell, CFA, Vice President	Since 2010

PD Large-Cap Growth Index Portfolio

Investment goal
This portfolio seeks investment results that correspond to the total return of an index of large-capitalization growth companies.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P

Management fee	0.14

Service fee	0.00

Other expenses	0.09

Total annual operating expenses	0.23

Less expense reimbursements[2]	(0.06)

Total annual operating expenses after expense reimbursements	0.17

[1]	Expense information in the table has been restated to reflect current fees.

[2]	The investment adviser has contractually agreed to reimburse the portfolio to the extent the total net expenses (excluding extraordinary expenses) exceed 0.17%, through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class P
1 year	$17

3 years	$68

5 years	$123

10 years	$287

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 56.10% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities of companies with large market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the Russell 1000 Growth Index. As of December 31, 2010, the market capitalization range of the Russell 1000 Growth Index was approximately $1.24 billion to $372.66 billion. Generally, these securities are those that are included in the Russell 1000 Growth Index or have economic characteristics similar to securities included in that index. The Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The manager principally invests in common stock.

The portfolio will generally hold substantially all of the stocks in the index and tries to match its sector weightings and characteristics. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. The manager will not actively manage the portfolio or carry out a financial analysis of its holdings.

The manager will not deviate from the above noted strategies at any time for any reason.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing how the portfolio’s Class P returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 13.83%; 2nd quarter 2010: (11.90%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/09

PD Large-Cap Growth Index Portfolio	16.17%	27.46%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	16.71%	28.76%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Christopher Bliss, CFA, CPA, Managing Director and Portfolio Manager	Since 2011
Jennifer Hsui, CFA, Managing Director and Portfolio Manager	Since 2011
Creighton Jue, CFA, Managing Director and Portfolio Manager	Since 2011
Edward Corallo, Managing Director	Since 2010

PD Large-Cap Value Index Portfolio

Investment goal
This portfolio seeks investment results that correspond to the total return of an index of large-capitalization value companies.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P

Management fee	0.14

Service fee	0.00

Other expenses	0.08

Total annual operating expenses	0.22

Less expense reimbursements[2]	(0.05)

Total annual operating expenses after expense reimbursements	0.17

[1]	Expense information in the table has been restated to reflect current fees.

[2]	The investment adviser has contractually agreed to reimburse the portfolio to the extent the total net expenses (excluding extraordinary expenses) exceed 0.17%, through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class P
1 year	$17

3 years	$66

5 years	$119

10 years	$275

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 54.98% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities of companies with large market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the Russell 1000 Value Index. As of December 31, 2010, the market capitalization range of the Russell 1000 Value Index was approximately $251 million to $372.66 billion. Generally, these securities are those that are included in the Russell 1000 Value Index or have economic characteristics similar to securities included in that index. The Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The manager principally invests in common stock.

The portfolio will generally hold substantially all of the stocks in the index and tries to match its sector weightings and characteristics. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. The manager will not actively manage the portfolio or carry out a financial analysis of its holdings.

The manager will not deviate from the above noted strategies at any time for any reason.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing how the portfolio’s Class P returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 18.08%; 2nd quarter 2010: (11.40%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/09

PD Large-Cap Value Index Portfolio	14.89%	26.27%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	15.51%	27.55%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Christopher Bliss, CFA, CPA, Managing Director and Portfolio Manager	Since 2011
Jennifer Hsui, CFA, Managing Director and Portfolio Manager	Since 2011
Creighton Jue, CFA, Managing Director and Portfolio Manager	Since 2011
Edward Corallo, Managing Director	Since 2010

PD Small-Cap Growth Index Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P

Management fee	0.14

Service fee	0.00

Other expenses	0.28

Total annual operating expenses	0.42

Less expense reimbursements[2]	(0.21)

Total annual operating expenses after expense reimbursements	0.21

[1]	Expense information in the table has been restated to reflect current fees.

[2]	The investment adviser has contractually agreed to reimburse the portfolio to the extent the total net expenses (excluding extraordinary expenses) exceed 0.21%, through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class P
1 year	$22

3 years	$114

5 years	$214

10 years	$509

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 69.43% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities of companies with small market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the Russell 2000 Growth Index. As of December 31, 2010, the market capitalization range of the Russell 2000 Growth Index was approximately $24 million to $5 billion. Generally, these securities are those that are included in the Russell 2000 Growth Index or economic characteristics similar to securities included in that index. The Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The manager principally invests in common stock.

The portfolio will generally hold any number of the stocks in the index and tries to match its sector weightings and characteristics. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. The manager will not actively manage the portfolio or carry out a financial analysis of its holdings.

The manager will not deviate from the above noted strategies at any time for any reason.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in smaller companies have a greater risk of being or becoming less liquid than investments in equity securities with larger market capitalizations.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing how the portfolio’s Class P returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
4th quarter 2010: 17.06%; 2nd quarter 2010: (9.56%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/09

PD Small-Cap Growth Index Portfolio	28.24%	34.89%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)	29.09%	36.11%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Christopher Bliss, CFA, CPA, Managing Director and Portfolio Manager	Since 2011
Jennifer Hsui, CFA, Managing Director and Portfolio Manager	Since 2011
Creighton Jue, CFA, Managing Director and Portfolio Manager	Since 2011
Edward Corallo, Managing Director	Since 2010

PD Small-Cap Value Index Portfolio

Investment goal
This portfolio seeks investment results that correspond to the total return of an index of small-capitalization value companies.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P

Management fee	0.14

Service fee	0.00

Other expenses	0.27

Total annual operating expenses	0.41

Less expense reimbursements[2]	(0.20)

Total annual operating expenses after expense reimbursements	0.21

[1]	Expense information in the table has been restated to reflect current fees.

[2]	The investment adviser has contractually agreed to reimburse the portfolio to the extent the total net expenses (excluding extraordinary expenses) exceed 0.21%, through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class P
1 year	$22

3 years	$111

5 years	$210

10 years	$498

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 61.82% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities of companies with small market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the Russell 2000 Value Index. As of December 31, 2010, the market capitalization range of the Russell 2000 Value Index was approximately $42 million to $4.05 billion. Generally, these securities are those that are included in the Russell 2000 Value Index or have economic characteristics similar to securities included in that index. The Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The manager principally invests in common stock.

The portfolio will generally hold any number of the stocks in the index and tries to match its sector weightings and characteristics. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. The manager will not actively manage the portfolio or carry out a financial analysis of its holdings.

The manager will not deviate from the above noted strategies at any time for any reason.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in smaller companies have a greater risk of being or becoming less liquid than investments in equity securities with larger market capitalizations.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing how the portfolio’s Class P returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 22.53%; 2nd quarter 2010: (11.01%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/09

PD Small-Cap Value Index Portfolio	23.67%	32.25%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)	24.50%	33.19%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Christopher Bliss, CFA, CPA, Managing Director and Portfolio Manager	Since 2011
Jennifer Hsui, CFA, Managing Director and Portfolio Manager	Since 2011
Creighton Jue, CFA, Managing Director and Portfolio Manager	Since 2011
Edward Corallo, Managing Director	Since 2010

PD International Large-Cap Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P

Management fee	0.25

Service fee	0.00

Other expenses	0.19

Total annual operating expenses	0.44

Less expense reimbursements[2]	(0.14)

Total annual operating expenses after expense reimbursements	0.30

[1]	Expense information in the table has been restated to reflect current fees.

[2]	The investment advisor has contractually agreed to reimburse the portfolio to the extent the total net expenses (excluding extraordinary expenses) exceed 0.30%, through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class P
1 year	$31

3 years	$127

5 years	$232

10 years	$541

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 3.25% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in securities of companies with large market capitalizations. The portfolio invests a significant amount of its assets in non-U.S. investments. The manager defines non-U.S. investments as issuers that are organized, located, or have a principal trading market or a place of business in a country approved by the manager (Approved Markets). An issuer may be deemed located in a country if a majority of its assets are in such country or if it derives a majority of its operating income in that country. The manager invests primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter (OTC) markets. Investments may be in corporate and/or governmental issuers or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or in the central bank of such Approved Market.

The manager may also invest in exchange traded funds (ETFs) and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the U.S., for purposes of gaining exposure to the equity markets while maintaining liquidity.

The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Companies Traded Over-The-Counter Risk: Companies traded over-the-counter (OTC) trade less frequently and in smaller volumes than exchange-listed stocks and may experience greater price volatility than exchange-listed stocks.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing how the portfolio’s Class P returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 18.67%; 2nd quarter 2010: (14.85%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/09

PD International Large-Cap Portfolio	7.61%	23.14%
MSCI World ex USA Index (reflects no deductions for fees, expenses or taxes)	8.95%	26.78%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Dimensional Fund Advisors LP. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Joseph H. Chi, CFA, Vice President and Portfolio Manager	Since 2010
Stephen A. Clark, Vice President and Senior Portfolio Manager	Since 2010
Jed S. Fogdall, Vice President and Portfolio Manager	Since 2010
Karen E. Umland, CFA, Vice President and Senior Portfolio Manager	Since 2009

PD Emerging Markets Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P

Management fee	0.60

Service fee	0.00

Other expenses	0.21

Total annual operating expenses	0.81

[1]	Expense information in the table has been restated to reflect current fees.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class P
1 year	$83

3 years	$259

5 years	$450

10 years	$1,002

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 7.25% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in emerging markets investments. The manager invests primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter (OTC) markets. Such emerging markets investments will be in issuers that are organized, located, or have a principal trading market or a place of business in a country approved by the manager (Approved Markets). Investments may be in corporate and/or governmental issuers or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or in the central bank of such Approved Market.

The manager may also invest in exchange traded funds (ETFs) and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the U.S., for purposes of gaining exposure to the equity markets while maintaining liquidity.

The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Companies Traded Over-The-Counter Risk: Companies traded over-the-counter (OTC) trade less frequently and in smaller volumes than exchange-listed stocks and may experience greater price volatility than exchange-listed stocks.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing how the portfolio’s Class P returns compare to a broad-based market index. The table below compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
3rd quarter 2009: 21.10%; 2nd quarter 2010: (8.86%)

		Since
Average annual total return		Inception
as of December 31, 2010	1 year	5/1/09

PD Emerging Markets Portfolio	20.04%	38.42%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	18.88%	42.39%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Dimensional Fund Advisors LP. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Joseph H. Chi, CFA, Vice President and Portfolio Manager	Since 2010
Stephen A. Clark, Vice President and Senior Portfolio Manager	Since 2010
Jed S. Fogdall, Vice President and Portfolio Manager	Since 2010
Karen E. Umland, CFA, Vice President and Senior Portfolio Manager	Since 2009

ADDITIONAL SUMMARY INFORMATION

Purchase and sale of shares
Class I shares of each applicable portfolio are offered at NAV and are available only as underlying investment options for variable life insurance and variable annuity products (variable products) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the portfolios – you choose investment options through your variable product. The insurance companies then invest in the portfolios if you choose them as investment options, and redeem shares of the portfolios if you choose to decrease those investment options. Any minimum initial or subsequent investment requirements, and procedures for purchase or redemption of shares of the portfolios that apply to your variable product should be described in the prospectus for the variable product. Class P shares of each applicable portfolio are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios.

Tax information
Because the only shareholders of the portfolios are the insurance companies offering the variable products, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to broker-dealers and other financial intermediaries
Pacific Select Distributors, Inc. (PSD), the Distributor for the portfolios and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the portfolios pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the portfolios over another investment. Ask your salesperson for more information. Class P shares, which are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios, do not pay a service fee to PSD.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

The following provides additional information about the principal investment strategies and risks described in the Portfolio summaries section at the beginning of this prospectus, as well as information concerning certain other investments and strategies that may be employed by each portfolio. This section also provides general investment information that applies to all portfolios, unless otherwise noted, and additional risk information. The Increase in Expenses, Natural Disasters, and Redemption Risks described in the Additional Information About Investments, Strategies and Risks section apply to all portfolios. For a description of the Fund’s policies and procedures with respect to the disclosure of the portfolios’ holdings and about each portfolio’s other investment strategies and descriptions of securities, see the Fund’s Statement of Additional Information (SAI).

Cash Management Portfolio

Investment goal
This portfolio seeks current income consistent with preservation of capital.

Investments and strategies
This portfolio invests in money market instruments that the portfolio manager believes have minimal credit risk. These investments principally include commercial paper and U.S. government obligations. The portfolio may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The portfolio’s dollar-weighted average term to maturity will not exceed 60 days. The portfolio’s dollar weighted average life to maturity will not exceed 120 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The portfolio invests at least 97% of its assets in high quality money market instruments which have been given the highest credit rating for short-term debt securities or if unrated, are of comparable quality as determined by the manager.

Unlike many money market funds, the portfolio is not managed to maintain a constant net asset value (NAV). Instead, the NAV will change with the value of the investments in the portfolio. However, the portfolio complies with the maturity, quality, diversification and liquidity requirements of traditional money market funds that seek to maintain a constant NAV of $1.00 per share.

An investment in the portfolio is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. As with any mutual fund, the value of the portfolio’s investments and therefore the value of your shares may go up or down. It’s possible to lose money by investing in the portfolio. In periods of low prevailing interest rates, interest earned by the portfolio may not be sufficient to offset the portfolio’s expenses. This would result in negative yields and decreasing NAVs.

You should not rely on or expect the portfolio’s investment adviser or portfolio manager to purchase distressed assets from the portfolio, make capital infusions, enter into capital support agreements, or take other actions to prevent a decline in NAV. The portfolio’s NAV can be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Additionally, the actions of a few large investors in the portfolio may have a significant adverse effect on other shareholders.

The Cash Management Portfolio is intended to have the least investment risk of the Fund’s portfolios because its principal investment strategy is to invest in short-term securities that are either government guaranteed or have very high credit ratings. There is no guarantee that the portfolio will achieve its investment objective.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Interest Rate Risk

•	Credit Risk

•	U.S. Government Securities Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Foreign Markets Risk

Diversified Bond Portfolio

Investment goal
This portfolio seeks to maximize total return consistent with prudent investment management.

Investments and strategies
The portfolio invests at least 80% of its assets in fixed income securities. Such investments include U.S. government and agency securities; corporate bonds and notes including zero coupon and payment-in-kind (PIK) securities; convertible securities; inflation indexed securities; asset-backed and mortgage-backed securities; municipal securities; variable and floating rate debt securities; commercial paper and other short term investments; structured notes; loan participations and assignments; bank obligations; repurchase and reverse repurchase agreements.

The portfolio may invest up to 25% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the manager. However, the manager may continue to hold securities which have been downgraded which may cause the portfolio to exceed that limit. The portfolio may also invest up to 25% of its assets in securities (equity and debt) issued by foreign companies, and obligations of foreign governments, agencies and supranational organizations, including those of emerging market countries. However, the portfolio will not invest more than 20% of its assets in non-U.S. dollar denominated securities, including emerging markets. The portfolio is limited to 10% of its assets in unhedged foreign currency exposure.

When selecting securities the manager employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. The manager then seeks sectors within the market which provide relative opportunities for outperformance. In selecting issuers, the manager uses a bottom-up process which seeks to find undervalued securities. The manager assesses relevant credit characteristics at the issuer and industry levels. In assessing these characteristics, the manager may consider earnings and cash flow projections and/or credit scenario analyses, and often meets with management of specific issuers.

Generally, the manager expects the portfolio’s average duration to be within a range of 2.5 to 7 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The portfolio’s average duration may fall outside of its expected range due to market movements. If this occurs, the manager will take action to bring the portfolio’s average duration back within the expected range within a reasonable period of time. In determining the portfolio’s target duration, the manager considers domestic and international macroeconomic factors including the yield curve, inflation expectations, the general outlook for global interest rates, currencies, and monetary and fiscal policy.

The manager uses futures, forwards, swaps and options contracts (derivatives). Government futures are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures, such as Eurodollar futures, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (CDS) are used to manage default risk of an issuer and/or to gain exposure to a portion of the fixed income market or an individual issuer. Selling

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

The manager may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA (“to be announced”) transactions that are purchased to gain exposure to the mortgage market.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The manager may use total return swaps to receive the return of a reference asset, such as an index. In a total return swap the portfolio typically would pay a set rate or a financing cost, which is normally based on a floating rate, in exchange the portfolio would receive the return of a particular reference asset.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Interest Rate Risk

•	Credit Risk

•	U.S. Government Securities Risk

•	High-Yield or “Junk” Securities Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Price Volatility Risk

•	Convertible Securities Risk

•	Foreign Markets Risk

•	Currency Risk

•	Emerging Markets Risk

•	Liquidity Risk

•	Derivatives Risk

•	Leverage Risk

•	Forward Commitments Risk

Floating Rate Loan Portfolio

Investment goal
This portfolio seeks a high level of current income.

Investments and strategies
This portfolio invests at least 80% of its assets in floating rate loans. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Structured notes are treated as floating rate loans for purposes of the portfolio’s 80% investment policy. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans in which the portfolio invests include senior loans of domestic and foreign issuers. Senior loans are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Senior loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the senior loans and the rights and obligations of the borrowers and lenders. Senior loans in which the portfolio will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The portfolio may invest in participations in senior loans, may purchase assignments of portions of senior loans from third parties and may act as one of the group of lenders originating a senior loan. Generally, senior floating rate loans are secured by specific assets of the borrower. However, the portfolio may invest up to 20% of its assets in senior loans that are not secured by any collateral.

The portfolio may invest all or substantially all of its assets in senior loans and other debt instruments that are rated non-investment grade (high yield/high risk) or if unrated, are of comparable quality as determined by the manager. Such instruments include those that may stressed, distressed or in default.

The manager seeks to invest in a portfolio of loans that it believes will be less volatile over time than the general loan market.

The floating rate loans in which the portfolio invests are not subject to any restrictions with respect to maturity. Floating rate loans will have rates of interest that are reset daily, monthly, quarterly or semi-annually.

The Floating Rate Loan Portfolio is classified as non-diversified under the 1940 Act. Being classified as non-diversified does not prevent the manager from managing as though it were a diversified portfolio.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

Under normal market conditions, the portfolio may invest up to 20% (in the aggregate) of its assets (including assets maintained by the portfolio as a reserve against any additional loan commitments) in (i) investment grade debt securities and/or investment grade short-term debt securities with remaining maturities of one year or less, including money market securities; (ii) warrants and equity securities in connection with the portfolio’s investments in senior loans or other debt instruments; (iii) senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates and subordinated bridge loans; (iv) secured and unsecured subordinated loans; (v) second lien and third lien loans; (vi) senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all which may be fixed or floating rate; (vii) other floating rate debt instruments, such as notes and asset backed securities (including special purpose trusts investing in bank loans); and (viii) loans or other debt instruments that pay-in-kind or “PIK”, which are loans or other debt instruments that pay interest through the issuance of additional securities.

Subject to other limitations described above, the portfolio may invest up to 25% of its assets in foreign senior loans and foreign securities.

If the manager determines that market conditions temporarily warrant a defensive investment policy, the portfolio may (but is not required to) invest, subject to its ability to liquidate its senior loans, up to 100% of its assets in high quality, short-term debt instruments, including money market instruments and cash equivalents.

Principal Risks:

•	Market and Regulatory Risk

•	Active Management Risk

•	Credit Risk

•	High-Yield or “Junk” Securities Risk

•	Floating Rate Loan Risk

•	Interest Rate Risk

•	Foreign Markets Risk

•	Currency Risk

•	Liquidity Risk

•	Price Volatility Risk

•	Non-Diversification Risk

Other (Non-Principal) Risks:

•	Regulatory Impact Risk

High Yield Bond Portfolio

Investment goal
This portfolio seeks a high level of current income.

Investments and strategies
This portfolio invests at least 80% of its assets in non-investment grade (high yield/high risk) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The portfolio principally invests in intermediate to long terms to maturity which generally means holdings with final maturities greater than one year. Securities include non-investment grade (high yield/high risk, sometimes called “junk bonds”) bonds and notes, which are given a low credit rating, or if unrated are of comparable quality as determined by the manager, including those of foreign issuers which are denominated in U.S. dollars. Bonds are given a credit rating based on the issuer’s ability to pay the quoted interest rate and maturity value on time. High yield bonds are considered to be mostly speculative in nature. This gives the portfolio more credit risk than the other bond portfolios but also gives it the potential for higher income than investment grade bonds.

When selecting securities, the manager focuses on:

•	Seeking high yields while addressing risk by looking for securities that offer the highest yields for their credit rating.

•	Seeking gains by looking for securities that may be more creditworthy than their credit rating indicates. This involves an analysis of each potential security, and may include meeting with the company’s management team.

•	Reducing credit risk by investing in many different issuers in a wide range of industries.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The portfolio may also invest in floating rate loans.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Interest Rate Risk

•	Credit Risk

•	High-Yield or “Junk” Securities Risk

•	Liquidity Risk

•	Foreign Markets Risk

Other (Non-Principal) Risks:

•	Floating Rate Loan Risk

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

Inflation Managed Portfolio

Investment goal
This portfolio seeks to maximize total return consistent with prudent investment management.

Investments and strategies
This portfolio invests its assets in fixed income securities. Normally, the portfolio focuses on investment in or exposure to inflation-indexed bonds. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the portfolio’s net assets. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government such as Treasury Inflation Protection Securities (TIPS) or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; convertible bonds; commercial paper and other money market instruments; structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities. The portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, including up to 10% of its assets in securities of issuers based in countries with developing or emerging market economies. The portfolio may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets.

The factors that will most influence the portfolio’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) Total return is made up of coupon income plus any gains or losses in the value of the portfolio’s securities.

When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. The manager uses duration management as a fundamental part of the management strategy for this portfolio. Generally, the manager expects the portfolio’s average duration to be within 3 years (plus or minus) of the portfolio’s benchmark index duration.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities.

•	Chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

The manager frequently uses futures, forwards, swaps and options contracts (derivatives). Government futures are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures, such as Eurodollar futures, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (CDS) are used to manage default risk of an issuer and/or to gain exposure to a portion of the fixed income market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

A substantial portion of the portfolio is expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation linked market. The portfolio typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks, including issuer diversification.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The portfolio may engage in short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Interest Rate Risk

•	Inflation-Indexed Debt Securities Risk

•	Credit Risk

•	U.S. Government Securities Risk

•	Price Volatility Risk

•	Foreign Markets Risk

•	Currency Risk

•	Emerging Markets Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Liquidity Risk

•	Leverage Risk

•	Derivatives Risk

•	Forward Commitments Risk

Other (Non-Principal) Risks:

•	Short Sale Risk

Inflation Protected Portfolio

Investment goal
This portfolio seeks to maximize total return consistent with prudent investment management.

Investment and strategies
This portfolio invests its assets in fixed income securities. Normally, the portfolio focuses on investment in or exposure to inflation-indexed bonds. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the portfolio’s net assets. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation indexed bonds and/or interest payable on such bonds tends to fall. Duration management is a fundamental part of the investment strategy for this portfolio.

The portfolio may also invest in fixed income securities of U.S. and foreign issuers. Under normal market conditions, the portfolio may invest up to 40% of the portfolio’s assets in non-U.S. dollar denominated securities, 20% of which may be unhedged.

When selecting investments, the manager:

•	Uses fundamental investment techniques to select investments.

•	Decides what duration to maintain. The portfolio’s average duration is generally expected to be within approximately 20% (plus or minus) of the portfolio’s benchmark index duration.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of investments.

The manager frequently uses futures, forwards, swaps and options contracts (derivatives). Foreign currency futures, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Total return swaps are used to receive the return of a reference asset, such as an index. In a total return swap the portfolio typically would pay a set rate or a financing cost, which is normally based on a floating rate, in exchange the portfolio would receive the return of a particular reference asset.

A portion of the portfolio is also expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation linked market. The portfolio typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks, including issuer diversification.

The Inflation Protected Portfolio is classified as non-diversified under the 1940 Act. Being classified as non-diversified does not prevent the manager from managing as though it were a diversified portfolio.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The manager may use the following other derivatives: Government futures are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures, such as Eurodollar futures, are used to adjust interest rate exposure to short-term interest rates. Credit default swaps (CDS) are used to manage default risk of an issuer and/or to gain exposure to a portion of the fixed income market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Inflation swaps are used to transfer inflation related exposure. In an inflation swap the portfolio typically would pay a financing cost, which is normally based on a floating rate, in exchange the portfolio would receive a specified rate of inflation. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Interest Rate Risk

•	Inflation-Indexed Debt Securities Risk

•	Credit Risk

•	U.S. Government Securities Risk

•	Price Volatility Risk

•	Foreign Markets Risk

•	Currency Risk

•	Liquidity Risk

•	Leverage Risk

•	Derivatives Risk

•	Forward Commitments Risk

•	Non-Diversification Risk

Managed Bond Portfolio

Investment goal
This portfolio seeks to maximize total return consistent with prudent investment management.

Investments and strategies
This portfolio invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives). The securities will principally include medium to high quality, investment grade securities with varying terms to maturity. Fixed income securities include those issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including convertible bonds, inflation indexed bonds, and structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolio may invest in derivatives based on fixed income securities. The portfolio may also invest up to 30% of its assets in securities denominated in foreign currencies, including up to 15% of its assets in securities of issuers based in countries with developing or emerging market economies. This limit excludes dollar-denominated foreign securities, including American Depositary Receipts (ADRs). The portfolio may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Total return is made up of coupon income plus any gains or losses in the value of the portfolio’s securities. The portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets.

When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. Duration management is a fundamental part of the management strategy for this portfolio. The portfolio usually maintains an average duration within approximately 2 years of the portfolio’s benchmark index.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

The manager frequently uses futures, forwards, swaps and options contracts (derivatives). Government futures are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures, such as Eurodollar futures, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (CDS) are used to manage default risk of an issuer and/or to gain exposure to a portion of the fixed income market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

The manager may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA (“to be announced”) transactions that are purchased to gain exposure to the mortgage market.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The portfolio may also engage in short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Interest Rate Risk

•	Credit Risk

•	Price Volatility Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	U.S. Government Securities Risk

•	Foreign Markets Risk

•	Currency Risk

•	Emerging Markets Risk

•	Liquidity Risk

•	Leverage Risk

•	Derivatives Risk

•	Forward Commitments Risk

Other (Non-Principal) Risks:

•	Short Sale Risk

Short Duration Bond Portfolio

Investment goal
This portfolio seeks current income; capital appreciation is of secondary importance.

Investments and strategies
This portfolio invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality, investment grade securities. Generally, the manager expects to track duration of the Barclays Capital 1-3 Year Government/Credit Bond Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio’s average duration will not likely exceed 3 years. In addition to making active sector allocation and security selection decisions, the manager also monitors portfolio duration as a part of the management for this portfolio. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.

The manager intends to invest principally in U.S. government and agency securities, mortgage-related securities, corporate debt securities and derivatives thereof, money market instruments, and repurchase agreements collateralized by U.S. government securities. U.S. government securities include U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities. The portfolio may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The portfolio may invest up to 15% in foreign debt denominated in U.S. dollars.

The manager uses futures, forwards and swaps (derivatives) contracts. Government futures are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures, such as Eurodollar futures, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures, forwards or options are sold to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term interest rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

The manager may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA (“to be announced”) transactions that are purchased to gain exposure to the mortgage market.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The manager may use credit default swaps (CDS) to manage default risk of an issuer and/or to gain exposure to a portion of the fixed income market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Interest Rate Risk

•	Foreign Markets Risk

•	Credit Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	U.S. Government Securities Risk

•	Liquidity Risk

•	Derivatives Risk

•	Leverage Risk

•	Forward Commitments Risk

American Funds® Growth Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests all of its assets in Class 1 shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund, together with the Master Growth-Income Fund and the Master Asset Allocation Fund, the Master Funds).

The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital.

The Master Growth Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States.

The basic investment philosophy of the manager of the Master Growth Fund is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The manager believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the manager believes that they no longer represent relatively attractive investment opportunities.

The Master Growth Fund is designed for investors seeking long-term growth of capital principally through investment in stocks. Investors in the Master Growth Fund should have a long-term perspective and be able to tolerate potentially sharp, short-term declines in value.

PLFA may in the future, subject to Board approval, determine to invest the assets of the portfolio in another master fund, manage the assets directly, or hire a sub-adviser to manage the portfolio’s assets, without seeking shareholder approval.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Growth Companies Risk

•	Master/Feeder Mutual Fund Structure

•	Foreign Markets Risk

•	Currency Risk

American Funds® Growth–Income Portfolio

Investment goal
This portfolio seeks long-term growth of capital and income.

Investments and strategies
This portfolio invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). In turn, the Master Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the portfolio focuses on investments in medium to large capitalization companies, the investments are not limited to a particular capitalization size. The portfolio may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside of the United States.

The basic investment philosophy of the Master Growth-Income Fund manager is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The manager believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the manager believes that they no longer represent relatively attractive investment opportunities.

The Master Growth-Income Fund is designed for investors seeking both long-term growth of capital and income.

PLFA may in the future, subject to Board approval, determine to invest the assets of the portfolio in another master fund, manage the assets directly, or hire a sub-adviser to manage the portfolio’s assets, without seeking shareholder approval.

In addition to the principal investments and strategies noted above, the Master Growth-Income Fund may also invest as follows:

International holdings may include emerging market countries. The Master Growth-Income Fund may also hold cash or money market instruments. The percentage of the Master Growth-Income Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Master Growth-Income Fund shares.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Mid-Capitalization Companies Risk

•	Large-Capitalization Companies Risk

•	Growth Companies Risk

•	Dividend-Oriented Companies Risk

•	Foreign Markets Risk

•	Currency Risk

•	Master/Feeder Mutual Fund Structure

Other (Non-Principal) Risks:

•	Emerging Markets Risk

•	Credit Risk

•	Interest Rate Risk

•	U.S. Government Securities Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

Comstock Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests its assets in equity securities. The manager generally expects to invest primarily in common stocks. The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be medium or large-sized companies. Portfolio securities are typically sold when the manager’s assessment of the capital growth and income potential of such securities materially changes.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The portfolio may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and those in emerging market countries. The portfolio may also invest in small-capitalization companies.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Mid-Capitalization Companies Risk

•	Value Companies Risk

Other (Non-Principal) Risks:

•	Foreign Markets Risk

•	Currency Risk

•	Emerging Markets Risk

•	Small-Capitalization Companies Risk

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

Dividend Growth Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio normally invests at least 65% of its assets in equity securities of dividend paying companies that the manager expects to increase their dividends over time and also provide long-term appreciation. This portfolio may invest up to 25% of its assets in securities of companies outside the U.S. not including American Depositary Receipts (ADRs) and securities of foreign companies registered in the U.S.

The manager’s in-house research team looks for stocks with sustainable, above-average growth in earnings and dividends, to buy when they are temporarily out of favor or undervalued by the market. The portfolio generally holds large and medium capitalization companies.

In selecting investments, the manager favors companies with one or more of the following:

•	either a track record of, or the potential for, above-average earnings and dividend growth;

•	a competitive current dividend yield;

•	a sound balance sheet and solid cash flow to support future dividend increases;

•	a sustainable competitive advantage and leading market position; and

•	attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Dividend-Oriented Companies Risk

•	Large-Capitalization Companies Risk

•	Mid-Capitalization Companies Risk

•	Foreign Markets Risk

•	Currency Risk

Equity Index Portfolio

Investment goal
This portfolio seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.

Investments and strategies
This portfolio invests at least 80% of its assets in equity securities of companies included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the S&P 500 Index. The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. As of December 31, 2010, the market capitalization range of the S&P 500 Index was approximately $1.58 billion to $368.74 billion.

The goal of this portfolio is to mirror the performance of its benchmark index and keep transaction costs low. Because individual investment selection is virtually eliminated, active portfolio management is not required.

The portfolio will generally hold between 400 and 500 of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

Returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

The portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the manager will not deviate from the above noted strategies at any time for any reason.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The manager may also purchase index futures and index options contracts (derivatives) to provide equity exposure to the portfolio’s cash position and keep the portfolio fully exposed to the market.

Principal Risks:

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Tracking Error Risk

Other (Non-Principal) Risks:

•	Derivatives Risk

•	Leverage Risk

Focused 30 Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests primarily in domestic and foreign equity securities (including common stock) selected for their growth potential. The portfolio may invest in companies of any capitalization size, from larger, well-established companies to smaller, emerging growth companies. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The portfolio normally concentrates its investments in a core group of approximately 30 (but may range from 30-45) common stocks of companies which are prominent within their industry and which the manager believes have competitive advantages.

The manager applies a “bottom up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in high quality short-term debt instruments including money market instruments and cash equivalents.

Realization of income is not a significant consideration when choosing investments for the portfolio. Income realized on the portfolio’s investments will be incidental to its objective.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the portfolio may invest, including emerging market countries; therefore, the portfolio may at times have significant foreign exposure.

The Focused 30 Portfolio is classified as non-diversified under the 1940 Act. Being classified as non-diversified does not prevent the manager from managing as though it were a diversified portfolio.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The manager may use options, which are sold to generate income. The portfolio may sell options on the same securities that the portfolio may hold.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Mid-Capitalization Companies Risk

•	Small-Capitalization Companies Risk

•	Non-Diversification Risk

•	Small Number of Holdings Risk

•	Growth Companies Risk

•	Foreign Markets Risk

•	Emerging Markets Risk

•	Currency Risk

•	Geographic Concentration Risk

•	Liquidity Risk

Other (Non-Principal) Risks:

•	Derivatives Risk

•	Leverage Risk

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

Growth LT Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests in companies of any size, from small emerging growth to well-established companies with a focus on companies with large market capitalizations. The portfolio principally invests in equity securities but may also invest in debt securities. The portfolio may invest up to 25% of its assets in foreign securities (equity and debt), including emerging market countries, denominated in a foreign currency and not publicly traded in the U.S. Investing globally offers greater diversification because the portfolio can take advantage of investment opportunities that are not available in the U.S. The portfolio manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering portfolio securities.

The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, the portfolio may be invested in high quality, short-term debt instruments, including money market instruments and cash equivalents.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the portfolio may invest, including emerging market countries; therefore, the portfolio may at times have significant foreign exposure.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The manager may use the following derivatives: foreign currency forwards, which are sold to hedge against currency fluctuations, and options, which are sold to generate income. The portfolio may sell options on the same securities that the portfolio may hold.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Mid-Capitalization Companies Risk

•	Small-Capitalization Companies Risk

•	Growth Companies Risk

•	Foreign Markets Risk

•	Emerging Markets Risk

•	Currency Risk

•	Interest Rate Risk

•	Credit Risk

•	Liquidity Risk

Other (Non-Principal Risks):

•	Forward Commitments Risk

•	Derivatives Risk

•	Leverage Risk

Large-Cap Growth Portfolio

Investment goal
This portfolio seeks long-term growth of capital; current income is of secondary importance.

Investments and strategies
This portfolio invests at least 80% of its assets in equity securities of large-capitalization companies. The manager generally considers a company to be a large-capitalization company if the company has a market capitalization of $3 billion or more. The portfolio primarily invests in large-capitalization stocks of U.S. companies that the manager believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The portfolio normally concentrates its investments in 35 to 55 stocks.

In selecting securities, the manager seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To achieve this goal, the manager will consider a company’s earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The portfolio may invest up to 20% of its assets in foreign securities of any size, including emerging market countries.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Growth Companies Risk

•	Small Number of Holdings Risk

Other (Non-Principal) Risks:

•	Foreign Markets Risk

•	Currency Risk

•	Emerging Markets Risk

Large-Cap Value Portfolio

Investment goal
This portfolio seeks long-term growth of capital; current income is of secondary importance.

Investments and strategies
This portfolio invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. The portfolio may also invest up to 20% of its assets in foreign securities, including emerging market countries.

The manager looks for companies that are undervalued or expected to grow. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The manager employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

•	share prices that appear to be temporarily oversold or do not reflect positive company developments.

•	companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.

•	special situations including corporate events, changes in management, regulatory changes or other turnaround situations.

•	company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Value Companies Risk

•	Foreign Markets Risk

•	Currency Risk

•	Emerging Markets Risk

Long/Short Large-Cap Portfolio

Investment goal
This portfolio seeks above-average total returns.

Investments and strategies
This portfolio is managed by J.P. Morgan Investment Management Inc. (JP Morgan). Although the portfolio is managed by one investment manager, it has two portfolio management teams at JP Morgan. Pacific Life Fund Advisors LLC (PLFA), the investment adviser, allocates the portfolio’s assets between the two JP Morgan portfolio management teams. PLFA will normally strive to allocate inflows and outflows equally between the two portfolio management teams. The portfolio invests at least 80% of its assets in securities of companies with large market capitalizations. The manager generally consider a company to be a large-capitalization company if the company has a market capitalization similar to companies contained within the S&P 500 Index. As of December 31, 2010, the market capitalization range of the S&P 500 Index was approximately $1.58 billion to $368.74 billion.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

The portfolio principally invests in, and sells short, equity securities of large, publicly traded companies. Equity securities in which the portfolio invests include common stocks, depositary receipts and exchange-traded funds.

The manager intends to maintain an approximate net long exposure of 100% (long market value minus short market value) to the equity market. However, long and short positions will vary in size as market opportunities change. The portfolio’s long positions and their equivalents will generally range between 90% and 150%, and short positions will generally range between 0% and 50% of the value of the net assets in the portfolio.

The manager will establish long equity positions in securities that the manager believes will outperform the market and will take short positions in equity securities the manager believes will underperform the market. When a short sale occurs, the portfolio will arrange through and pay a broker to borrow the security for delivery to the buyer. When the portfolio borrows a security, it is obligated to replace the security borrowed at its market price at the time of replacement. The portfolio will utilize securities lending to finance the costs of (i) purchasing long positions in excess of the value of the portfolio’s assets and (ii) borrowing securities sold short. The cost of financing long positions in excess of the value of the portfolio’s assets and of borrowing securities sold short and associated costs with this strategy are interest and/or transactional costs of the portfolio. Accordingly, the portfolio will be leveraged and could have more equity exposure than a portfolio that does not engage in this strategy. However, the portfolio intends to maintain an approximate net 100% long exposure. Implementation of the portfolio’s strategy is dependent upon the ability of cost effective financing of positions.

The manager seeks to produce returns that exceed those of the S&P 500 index and those of funds with traditional strategies which do not have the ability to sell stock short. The manager seeks to maintain net industry sector weightings of equity securities similar to those of the S&P 500 Index. The manager may moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the manager intends to purchase equity securities that it believes are undervalued, or sell short equity securities that it believes are overvalued.

In selecting securities, the manager employs a three-step process that combines research, valuation and stock selection. The manager performs an in-depth analysis of a company’s prospects over a relatively long period of time, often as much as five years, to seek insight into a company’s real growth potential. This approach allows the manager to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market prices of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantifies the manager’s analyses.

The manager then buys and sells, as well as sells short and covers short sales of equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the manager buys and covers short sales in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with the valuation approach, the manager also considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price;

•	high potential reward compared to potential risk; and

•	temporary mispricing caused by apparent market over reactions.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Short Sale Risk

•	Leverage Risk

•	Securities Lending Risk

•	Borrowing Risk

Main Street® Core Portfolio

Investment goal
This portfolio seeks long-term growth of capital and income.

Investments and strategies
This portfolio principally invests in common stocks of U.S. companies with large market capitalizations.

The manager uses fundamental research and quantitative models to select securities for the portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•	a fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. The manager may also consider an industry’s outlook, market trends and general economic conditions.

•	quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

Portfolio Construction – the portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

The manager seeks to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. The manager will consider selling securities when:

•	the stock price is approaching a target price set by the manager;

•	the company’s competitive position deteriorates;

•	the manager is not confident about the company’s management or decisions; or

•	the manager has identified alternative investment opportunities it believes are more attractive.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Small Number of Holdings Risk

•	Growth Companies Risk

•	Value Companies Risk

Mid-Cap Equity Portfolio

Investment goal
This portfolio seeks capital appreciation.

Investments and strategies
This portfolio invests at least 80% of its assets in equity securities of companies with medium market capitalizations. The manager generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Index. As of December 31, 2010, the market capitalization range for the Russell Midcap Index was approximately $251 million to $22.07 billion.

The manager analyzes a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.

The manager attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high dividend yield, unrecognized assets, potential for management change and the potential to improve profitability. The manager’s global investment specialists apply both quantitative and qualitative analysis to securities selection. The manager focuses on individual stock selection rather than on forecasting stock market trends.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The manager may also invest in equity securities of larger capitalization companies and up to 15% of its assets in foreign equity securities.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Mid-Capitalization Companies Risk

Other (Non-Principal) Risks:

• Foreign Markets Risk

•	Currency Risk

•	Large-Capitalization Companies Risk

Mid-Cap Growth Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

Investments and strategies
This portfolio invests at least 80% of its assets in securities of companies with medium market capitalizations. The manager generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Growth Index. As of December 31, 2010, the market capitalization range for the Russell Midcap Growth Index was approximately $1.24 billion to $22.07 billion.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to re-deploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and emerging market countries.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Mid-Capitalization Companies Risk

•	Growth Companies Risk

•	Foreign Markets Risk

•	Emerging Markets Risk

•	Currency Risk

Mid-Cap Value Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests at least 80% of its assets in equity securities of mid-capitalization companies. The manager generally considers a company to be a mid-capitalization company if the company has a capitalization range within the Russell Midcap Value Index. As of December 31, 2010, the market capitalization range for the Russell Midcap Value Index was approximately $251 million to $17.20 billion. The portfolio primarily invests in common stock. The portfolio may purchase securities offered in equity initial public offerings (IPOs).

In selecting securities, the manager initially screens for stocks from the universe of U.S. mid-capitalization companies that it believes are undervalued. The manager then uses a fundamental analysis to examine each company for financial strength before deciding to purchase a stock. The manager generally sells stocks that the manager believes have either become fully valued, or when in the manager’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Mid-Capitalization Companies Risk

•	Value Companies Risk

•	Equity Initial Public Offering (IPO) Risk

Small-Cap Equity Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio is co-managed by Franklin Advisory Services, LLC (Franklin) and BlackRock Investment Management, LLC (BlackRock). Each manager has its own investment style and acts independently of the other. Pacific Life Fund Advisors LLC (PLFA), the investment adviser, allocates the portfolio’s assets between Franklin and BlackRock. Franklin is an active manager; BlackRock is an index manager and will not actively manage its portion of the portfolio. PLFA will normally strive to allocate inflows and outflows between the two managers with a 70% allocation to Franklin and a 30% allocation to BlackRock, but may change the allocation or rebalance at any time. The relative values of each manager’s share of the portfolio’s assets also may change over time.

The portfolio invests at least 80% of its assets in securities of companies with small market capitalizations, including instruments with characteristics of small-capitalization equity securities (such as derivatives). The managers generally consider a company to be a small-capitalization company if it has a market capitalization that is no more than: (1) the largest market capitalization of a company in the Russell 2000 Value Index as of the most recent month-end; or (2) the average of the month-end largest market capitalization of a company in the Russell 2000 Value Index over the prior 12 months. As of December 31, 2010, those capitalization amounts were (1) $4.1 and (2) $3.2 billion, respectively.

The portfolio invests mainly in common stock of small, publicly traded companies.

Franklin generally invests in common stocks that the manager believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the manager focuses on companies that have one or more of the following characteristics:

•	Stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales — all relative to the market, a company’s industry or a company’s earnings history.

•	Recent sharp price declines but the potential for good long-term earnings prospects, in the manager’s opinion.

•	Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or is a “value,” when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company’s worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the manager may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the manager, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The manager employs a bottom-up stock selection process.

BlackRock invests in securities that are included in the Russell 2000 Value Index or have economic characteristics similar to securities included in that index. The Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. Equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The manager principally invests in common stock.

The portfolio will generally hold any number of the stocks in the index and tries to match its sector weightings and characteristics. Since the portfolio generally invests in securities that are included in the index, as well as securities that have economic characteristics similar to securities included in the index, it has similar characteristics and performance. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage its portion of the portfolio or carry out a financial analysis of its holdings.

Returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

The portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio manager may hold some cash for liquidity, but the manager will not deviate from the above noted strategies at any time for any reason.

In addition to the principal investment and strategies noted above, the portfolio may also invest as follows:

Franklin may also invest in foreign securities.

BlackRock may also purchase index futures and index options contracts (derivatives) to provide equity exposure to the portfolio’s cash position and keep the portfolio fully exposed to the market.

Principal Risks:

Franklin managed portion

•	Active Management Risk

BlackRock managed portion

•	Tracking Error Risk

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

Additional principal risks

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Small-Capitalization Companies Risk

•	Value Companies Risk

•	Liquidity Risk

Other (Non-Principal) Risks:

•	Derivatives Risk

•	Leverage Risk

•	Foreign Markets Risk

•	Currency Risk

Small-Cap Growth Portfolio

Investment goal
This portfolio seeks capital appreciation; no consideration is given to income.

Investments and strategies
This portfolio invests at least 80% of its assets in small-capitalization equity securities. The portfolio invests mainly in equity securities that have a total market capitalization within the range of companies included in the Russell 2000 Growth Index and/or the S&P SmallCap 600 Index. As of December 31, 2010, the market capitalization of the companies in these indexes ranged from approximately $50 million to $5 billion. The portfolio may add to a position in a stock after the issuer has grown beyond the range of the companies included in the Russell 2000 Growth Index and/or the S&P SmallCap 600 Index.

The portfolio invests primarily in “growth” stocks and focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. The portfolio manager will look for companies that tend to fall into the following two categories:

•	high unit volume growth – vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply confronting an increased demand for an existing product line.

•	positive life cycle change – companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructuring or reorganization, or merger or acquisition.

The manager may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Small-Capitalization Companies Risk

•	Growth Companies Risk

•	Liquidity Risk

Small-Cap Index Portfolio

Investment goal
This portfolio seeks investment results that correspond to the total return of an index of small-capitalization companies.

Investments and strategies
This portfolio invests at least 80% of its assets in securities of companies with small market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives) The portfolio’s current benchmark index is the Russell 2000 Index. The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. As of December 31, 2010, the market capitalization range of the Russell 2000 Index was approximately $24 million to $5 billion. The portfolio principally invests in common stock.

The goal of an index fund is to track the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required.

The portfolio will generally invest in any number of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

Returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

The portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the team will not deviate from the above noted strategies at any time for any reason.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The manager may also purchase index futures and index options contracts (derivatives) to provide equity exposure to the portfolio’s cash position and keep the portfolio fully exposed to the market.

Principal Risks:

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Small-Capitalization Companies Risk

•	Liquidity Risk

•	Tracking Error Risk

Other (Non-Principal) Risks:

•	Derivatives Risk

•	Leverage Risk

Small-Cap Value Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests at least 80% of its assets in small-capitalization equity securities. The manager generally considers a company to be a small-capitalization company if the company has a market capitalization between $100 million and $3.5 billion. The portfolio normally invests a significant portion of its assets in common stocks of companies the manager believes are undervalued relative to the market across a broad range of industry groups. The portfolio also expects to invest a significant portion of its assets in companies that the manager expects will generate income (for example, by paying dividends).

The manager uses a value investing style. The manager screens small-capitalization stocks to identify approximately 500 that it believes are undervalued. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an “absolute” basis (compared to the overall market). The manager then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst’s earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The manager generally tries to maintain about 100-150 stocks in the portfolio but without having more than 10% of its assets in securities of issuers in a single industry.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The portfolio may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries and American Depositary Receipts (ADRs). The portfolio may also invest up to 20% of its assets in short-term debt obligations.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Dividend-Oriented Companies Risk

•	Small-Capitalization Companies Risk

•	Value Companies Risk

•	Liquidity Risk

Other (Non-Principal) Risks:

•	Credit Risk

•	Interest Rate Risk

•	Foreign Markets Risk

•	Currency Risk

•	Emerging Markets Risk

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

Health Sciences Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests at least 80% of its assets in equity securities of companies in the health sciences sector. Equity securities may include equity-related securities. A company is considered part of the health sciences sector if at least 50% of its gross income or its net sales come from activities in the sector; or at least 50% of its assets are devoted to producing revenues from the sector; or the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet such criteria.

These companies develop, produce or distribute products or services related to health care. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

The manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager focuses on the dominant players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. The manager looks for companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead to investments in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies that typically provide liquidity and earnings are generally expected to be core holdings in the portfolio. The portfolio also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market share from one or a few key products.

This portfolio may invest up to 25% of its assets in foreign denominated securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit. The portfolio may invest in small-, mid-and large-capitalization companies.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Industry and Sector Concentration Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Small-Capitalization Companies Risk

•	Mid-Capitalization Companies Risk

•	Large-Capitalization Companies Risk

•	Liquidity Risk

•	Regulatory Impact Risk

•	Foreign Markets Risk

•	Currency Risk

•	Emerging Markets Risk

Real Estate Portfolio

Investment goal
This portfolio seeks current income and long-term capital appreciation.

Investments and strategies
This portfolio invests at least 80% of its assets in securities of companies operating in the real estate and related industries. Real estate investment trusts (REITs) and real estate operating companies (REOCs) are entities that generally invest in portfolios of real estate. REITs and REOCs invest primarily in properties that produce income and in real estate interests or loans. The portfolio focuses on REITs, as well as REOCs, that invest in a variety of property types and regions which may include office and industrial buildings, apartments, manufactured homes and hotels. REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans.

The manager uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the manager uses a “bottom-up” process that is based upon the manager’s internal proprietary net asset value models which analyze/evaluate certain factors (i.e. properties producing income, underlying asset values, values per square foot and property yields) in an effort to select individual securities which will provide the best overall real estate value. The “top-down” asset allocation is determined by focusing on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income.

A company is considered to be in the U.S. real estate industry if it meets the following tests: (1) a company is considered to be from the United States (i) if its securities are traded on a recognized stock exchange in the United States, (ii) if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or (iii) if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

The Real Estate Portfolio is classified as non-diversified under the 1940 Act. Being classified as non-diversified does not prevent the manager from managing as though it were a diversified portfolio.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Industry and Sector Concentration Risk

•	Real Estate Risk

•	Large-Capitalization Companies Risk

•	Mid-Capitalization Companies Risk

•	Small-Capitalization Companies Risk

•	Small Number of Holdings Risk

•	Non-Diversification Risk

•	Liquidity Risk

Technology Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests at least 80% of its assets in equity securities of technology companies and technology-related companies. The companies are those which the manager expects will generate a majority of their revenues from the development, advancement, use or sale of technology-related products or services. Technology and technology-related companies may include companies operating in any industry, including but not limited to software, hardware, communications, information, health care medical terminology and technology services, including the internet. This portfolio may invest in companies of all sizes and may invest a significant percentage of its assets in small- and mid-capitalization companies. The portfolio may also invest up to 25% of its assets in foreign issuers, including up to 10% in emerging market countries.

The manager uses a bottom-up stock selection approach. This means that the manager uses extensive in-depth research into specific companies to find those companies that it believes offer the greatest prospects for long-term growth of capital. In selecting individual securities, the manager looks for companies that it believes display or are expected to display: robust growth prospects, high profit margins or return on capital, attractive valuation relative to expected earnings or cash flows, quality management, and/or unique competitive advantages.

The manager generally sells a security if the manager believes its target price is reached, its valuation becomes excessive, its earnings or revenue growth are disappointing, its underlying fundamentals have deteriorated, and/or more attractive investment opportunities are believed to be available.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Industry and Sector Concentration Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Mid-Capitalization Companies Risk

•	Small-Capitalization Companies Risk

•	Large-Capitalization Companies Risk

•	Liquidity Risk

•	Regulatory Impact Risk

•	Foreign Markets Risk

•	Currency Risk

•	Emerging Markets Risk

•	Small Number of Holdings Risk

Emerging Markets Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests at least 80% of its assets in securities (including American Depositary Receipts (ADRs)) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries. Emerging market countries

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa. Under normal market conditions, the manager expects to invest in securities of issuers in at least three emerging market countries. The portfolio principally invests in common stock and other equity securities.

The portfolio manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects. In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the portfolio, the manager currently searches for companies:

•	with different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs
•	with management that has a proven record
•	entering into a growth cycle (new or established companies)
•	with the potential to withstand high market volatility
•	with strong earnings growth whose stock is selling at a reasonable price

In applying these and other selection criteria, the manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.

The portfolio may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the manager believes they have growth potential. The portfolio may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At times, the portfolio might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.

The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The top five countries and their approximate percentage of net assets as of February 28, 2011 were: Brazil 14.78%, India 12.82%, Mexico 10.86%, Taiwan 7.86%, and Hong Kong 6.60%.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The manager may also invest in preferred and convertible stocks or other equity equivalents, securities of issuers in special situations (including mergers and reorganizations), small unseasoned companies, domestic securities (in small amounts), debt securities of foreign companies and governments in developed and developing countries.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Foreign Markets Risk

•	Emerging Markets Risk

•	Currency Risk

•	Geographic Concentration Risk

•	Growth Companies Risk

•	Liquidity Risk

Other (Non-Principal) Risks:

•	Interest Rate Risk

•	Credit Risk

•	Small-Capitalization Companies Risk

International Large-Cap Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests at least 80% of its assets in securities of companies with large market capitalizations. The manager generally considers a company to be an international large-capitalization company if it has a market capitalization of $3 billion or more. The portfolio invests primarily in common stocks and depositary receipts of foreign issuers, including up to 25% in emerging market countries.

The manager uses a bottom-up, as opposed to a top-down, investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative analysis of an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The portfolio invests a significant amount of its assets outside the U.S. The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the portfolio generally expects to invest in at least 10 different non-U.S. countries. The top five countries and their approximate percentage of the portfolio’s net assets as of February 28, 2011 were: United Kingdom 19.68%, Switzerland 13.94%, France 12.64%, Japan 12.05%, and Germany 11.53%.

The manager is not limited to any particular investment style. The manager may invest the portfolio’s assets in the stocks of companies that it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies) or in a combination of growth and value companies.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, (iv) has 50% or more of its assets in that country, or (v) is included in an index that is representative of that country.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Foreign Markets Risk

•	Currency Risk

•	Large-Capitalization Companies Risk

•	Growth Companies Risk

•	Value Companies Risk

•	Emerging Markets Risk

•	Geographic Concentration Risk

International Small-Cap Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests at least 80% of its assets in securities of companies with small market capitalizations. Generally, these companies are located in developed, foreign countries. The manager generally considers a company to be a small-capitalization company if the company has a market capitalization in the range of approximately $50 million to $2 billion or in the range represented by the S&P Developed Ex-U.S. Small-Cap Index. As of December 31, 2010, the S&P Developed Ex-U.S. Small-Cap Index capitalization range was approximately $14.89 million to $13.72 billion. Under normal conditions, the portfolio invests in excess of 100 companies and generally expects to invest a significant amount of its assets in about the same number of non-U.S. countries as its benchmark index.

The portfolio is managed using a bottom-up, quantitative strategy based on fundamental principles to invest in opportunities often omitted from the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index mandates. This strategy is based in part on earnings growth, value, cash flow, expectations and technical measures. The strategy is customized by sector/region. Region allocation is determined using a proprietary model that ranks each region’s investment outlook based on bottom-up stock analysis. Regions ranked the highest may be targeted for overweighted exposure versus the S&P Developed Ex-U.S. Small-Cap Index, while those ranked the lowest may be targeted as underweights. Region exposures are generally targeted within plus or minus 5% of the weights in that index.

The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The top five countries and their approximate percentage of net assets as of February 28, 2011 were: Japan 18.75%, United Kingdom 17.72%, Canada 10.06%, Germany 8.25%, and Australia 7.31%.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Foreign Markets Risk

•	Currency Risk

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

•	Small-Capitalization Companies Risk

•	Liquidity Risk

•	Geographic Concentration Risk

International Value Portfolio

Investment goal
This portfolio seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Investments and strategies
This portfolio invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the manager believes to be undervalued. In selecting investments for the portfolio, the manager uses its fundamental research to identify companies whose long-term earnings power they believe is not reflected in the current market price of their securities. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the MSCI EAFE Index. As of December 31, 2010, the market capitalization range for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index was approximately $1.46 billion to $258.10 billion. Equity securities in which the portfolio principally invests are common stocks. The portfolio may invest in American Depositary Receipts (ADRs).

Under normal conditions, the portfolio generally expects to invest in at least 10 different non-U.S. countries and in a range of 50 to 80 companies. The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The top five countries and the approximate percentage of the portfolio’s net assets invested in each as of February 28, 2011 were: United Kingdom 23.68%, Japan 20.51%, Germany 12.82%, France 12.02%, and Netherlands 5.30%.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The manager may also invest in emerging market countries and may use foreign currency futures and forwards to hedge against currency fluctuations.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Foreign Markets Risk

•	Currency Risk

•	Geographic Concentration Risk

•	Large-Capitalization Companies Risk

•	Value Companies Risk

Other (Non-Principal) Risks:

•	Derivatives Risk

•	Leverage Risk

•	Forward Commitments Risk

•	Emerging Markets Risk

American Funds® Asset Allocation Portfolio

Investment goal
This portfolio seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.

Investments and strategies
This portfolio invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund).

The Master Asset Allocation Fund seeks to provide high total returns (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the Master Asset Allocation Fund focuses on investments in medium to larger capitalization companies, the Master Asset Allocation Fund’s investments are not limited to a particular capitalization size. The Master Asset Allocation Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States.

In seeking to pursue its investment goal, the Master Asset Allocation Fund will vary its mix of equity securities, debt securities and money market instruments. Although the portfolio focuses on investments in medium to larger capitalization companies, the portfolio’s investments are not limited to a particular capitalization size. Under normal market conditions, the manager expects, (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equity securities, 20% to 50% in debt securities and 0% to 40% in money market instruments. As of December 31, 2010, the fund was approximately 76% invested in equity securities, 21% invested in debt securities and 3% invested in money market instruments. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund will vary with market conditions and the manager’s assessment of their relative attractiveness as investment opportunities.

The Master Asset Allocation Fund may also invest up to 25% of its debt assets in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bond”) or if unrated, are of comparable quality as determined by the manager.

The basic investment philosophy of the Master Asset Allocation Fund manager is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The manager believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the manager believes that they no longer represent relatively attractive investment opportunities.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Mid-Capitalization Companies Risk

•	Growth Companies Risk

•	Dividend-Oriented Companies Risk

•	Interest Rate Risk

•	Credit Risk

•	U.S. Government Securities Risk

•	High-Yield or “Junk” Securities Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Asset Allocation Securities Risk

•	Foreign Markets Risk

•	Currency Risk

•	Master/Feeder Mutual Fund Structure

Pacific Dynamix Portfolios

Investment goals:

Pacific Dynamix Conservative Growth Portfolio seeks current income and moderate growth of capital.

Pacific Dynamix Moderate Growth Portfolio seeks long-term growth of capital and low to moderate income.

Pacific Dynamix Growth Portfolio seeks moderately high, long-term growth of capital with low, current income.

Investments and strategies
The Pacific Dynamix Portfolios are each an asset allocation “fund of funds” that seeks to achieve its investment goal by investing primarily in Class P shares of certain portfolios of the Pacific Select Fund, called Underlying Portfolios.

Each Pacific Dynamix Portfolio seeks to optimize returns given a certain level of risk tolerance. An asset allocation process is used to determine the portfolio’s target blend between equity (domestic and international) and fixed income and the target allocations among the various Underlying Portfolios, to produce the desired risk/return profile. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term. This assumes that asset classes may not move in tandem and that positive returns in one or more classes may help off-set negative returns in other asset classes. PLFA draws upon the capabilities of various portfolio management firms to manage the assets of each Underlying Portfolio. Each management firm has its own investment style and acts independently of the other management firms. The portfolio’s allocations are developed through a two-step process:

(1) An optimization analysis is used to determine the asset class breakdown using forecasted returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon. Analysis is performed by using a statistical technique known as “mean-variance optimization.” The goal of mean variance optimization is to identify a mix of asset classes that maximize return for a given level of risk or minimize risk for a given level of return.

(2) An evaluation of the Underlying Portfolios’ asset classes determines the appropriate mix of Underlying Portfolios to achieve the desired asset class breakdown. It includes historical returns-based style analysis, asset performance, regression and attribution analyses, and portfolio manager interviews. The Underlying Portfolios that are selected are believed to optimize returns, given the portfolio’s risk profile.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

PLFA uses asset allocation analysis and research from an independent third-party firm with expertise in asset allocation strategies in determining the composition of the portfolios. Periodically, PLFA will re-evaluate the portfolio’s allocations to the various Underlying Portfolios and may update the portfolio’s target allocations to such Underlying Portfolios at that time. PLFA may change the target allocations (including the target blend) and/or composition of the Underlying Portfolios from time to time, based on PLFA’s and/or each management firm’s assessment of market conditions or other factors, without approval from shareholders, as PLFA determines necessary to pursue each portfolio’s stated investment goal. While PLFA may apply a similar asset allocation process to other portfolios or funds with similar investment objectives or names, PLFA considers factors unique to each portfolio or mutual fund as part of its allocation process and therefore underlying holdings and performance will vary among those portfolios and funds. Underlying Portfolios may be added to or deleted from a portfolio without approval from shareholders.

When target allocations are updated, PLFA will reallocate the assets of the portfolio in accordance with the new target allocations. This may be accomplished by moving the assets among the Underlying Portfolios (rebalancing), using the monthly allocation percentage (MAP) methodology described below, or using a combination of both. Reallocation of the portfolio may take place over a period of time, up to 90 days, which may cause the portfolio to temporarily deviate from its target allocations. When new target allocations deviate substantially from prior actual allocations, rebalancing is often used.

The portfolio invests purchase proceeds and meets redemption needs using the MAP methodology, which considers certain factors including the target allocations, the current allocations and a sales forecast for the portfolio for the upcoming month. Purchase and redemptions for the portfolio are allocated among the Underlying Portfolios in an effort to realign each Underlying Portfolio within its target allocations. This methodology is intended to help maintain target allocations, although there is no guarantee that the portfolio will maintain its target allocations using this methodology. If the portfolio’s actual allocations were to deviate substantially from its target allocations, rebalancing could be used in addition to MAP. Actual holdings of the portfolio could vary from its target allocations due to actual cash flows and changes to the asset values as a result of market movements and portfolio management decisions.

PLFA monitors the performance of each portfolio manager and each Underlying Portfolio and may, from time to time, recommend to the Board a change in the Underlying Portfolios or a change in management, which could impact the portfolio. PLFA may change the number and types of available Underlying Portfolios over time. PLFA will work together with the consulting firm to resolve any investment related matters derived from the consulting firm’s recommendations.

Risks:  The following is a list of the principal risks, as well as other risks, associated with the Pacific Dynamix Portfolios. The definitions of each risk can be found in the Additional Risk Information subsection:

Pacific Dynamix
Conservative Growth Portfolio
Principal Risks

•	Asset Allocation Fund of Funds Risk

•	Potential Conflicts of Interest Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Tracking Error Risk

•	Index Sampling Risk

•	Credit Risk

•	Interest Rate Risk

•	U.S. Government Securities Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Liquidity Risk

•	Forward Commitments Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Value Companies Risk

•	Growth Companies Risk

•	Active Management Risk

•	Foreign Markets Risk

•	Currency Risk

•	Geographic Concentration Risk

•	Companies Traded Over-The-Counter Risk

Pacific Dynamix
Moderate Growth Portfolio
Principal Risks

•	Asset Allocation Fund of Funds Risk

•	Potential Conflicts of Interest Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Tracking Error Risk

•	Index Sampling Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Credit Risk

•	Interest Rate Risk

•	U.S. Government Securities Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Liquidity Risk

•	Forward Commitments Risk

•	Value Companies Risk

•	Growth Companies Risk

•	Active Management Risk

•	Foreign Markets Risk

•	Currency Risk

•	Geographic Concentration Risk

•	Companies Traded Over-The-Counter Risk

Pacific Dynamix
Growth Portfolio
Principal Risks

•	Asset Allocation Fund of Funds Risk

•	Potential Conflicts of Interest Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Tracking Error Risk

•	Index Sampling Risk

•	Large-Capitalization Companies Risk

•	Value Companies Risk

•	Growth Companies Risk

•	Active Management Risk

•	Foreign Markets Risk

•	Currency Risk

•	Geographic Concentration Risk

•	Companies Traded Over-The-Counter Risk

•	Credit Risk

•	U.S. Government Securities Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Liquidity Risk

•	Interest Rate Risk

•	Forward Commitments Risk

•	Small-Capitalization Companies Risk

Pacific Dynamix Conservative Growth Portfolio Other (Non-Principal) Risks

• High-Yield or “Junk” Securities Risk

•	Small-Capitalization Companies Risk

•	Emerging Markets Risk

Pacific Dynamix
Moderate Growth Portfolio
Other (Non-Principal) Risks

•	Small-Capitalization Companies Risk
•	High-Yield or “Junk” Securities Risk
•	Emerging Markets Risk

Pacific Dynamix
Growth Portfolio
Other (Non-Principal) Risks

•	Emerging Markets Risk

Portfolio Optimization Portfolios

Investment goals:

Portfolio Optimization Conservative Portfolio seeks current income and preservation of capital.

Portfolio Optimization Moderate-Conservative Portfolio seeks current income and moderate growth of capital.

Portfolio Optimization Moderate Portfolio seeks long-term growth of capital and low to moderate income.

Portfolio Optimization Growth Portfolio seeks moderately high, long-term capital appreciation with low, current income.

Portfolio Optimization Aggressive-Growth Portfolio seeks high, long-term capital appreciation.

Investment strategies
The Portfolio Optimization Portfolios are each an asset allocation “fund of funds” that seeks to achieve its investment goal by investing primarily in Class P shares of certain portfolios of the Pacific Select Fund, called Underlying Portfolios.

Each Portfolio Optimization Portfolio seeks to optimize returns given a certain level of risk tolerance. An asset allocation process is used to determine the portfolio’s target blend between equity (domestic and international) and fixed income and the target allocations among the various underlying portfolios, to produce the desired risk/return profile. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term. This assumes that asset classes may not move in tandem and that positive returns in one or more classes may help off-set negative returns in other asset classes. PLFA draws upon the capabilities of various portfolio management firms to manage the assets of each underlying portfolio. Each management firm has its own investment style and acts independently of the other management firms. The portfolio’s allocations are developed through a two-step process:

(1) An optimization analysis is used to determine the asset class breakdown using forecasted returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon. Analysis is performed by using a statistical technique known as “mean-variance optimization.” The goal of mean variance optimization is to identify a mix of asset classes that maximize return for a given level of risk or minimize risk for a given level of return.

(2) An evaluation of the underlying portfolios’ asset classes determines the appropriate mix of Underlying Portfolios to achieve the desired asset class breakdown. It includes historical returns-based style analysis, asset performance, regression and attribution analyses, and portfolio manager interviews. The Underlying Portfolios that are selected are believed to optimize returns, given the portfolio’s risk profile.

PLFA uses asset allocation analysis and research from an independent third-party firm with expertise in asset allocation strategies in determining the composition of the portfolios. Periodically, PLFA will re-evaluate the portfolio’s allocations to the various Underlying Portfolios and may update the portfolio’s target allocations to such Underlying Portfolios at that time. PLFA may change the target allocations (including the target blend) and/or composition of the Underlying Portfolios from time to time, based on PLFA’s and/or each management firm’s assessment of market conditions or other factors, without approval from shareholders, as PLFA determines necessary to pursue each portfolio’s stated investment goal. Underlying Portfolios may be added to or deleted from a portfolio without approval from shareholders.

When target allocations are updated, PLFA will reallocate the assets of the portfolio in accordance with the new target allocations. This may be accomplished by moving the assets among the Underlying Portfolios (rebalancing), using the monthly allocation percentage (MAP) methodology described below, or using a combination of both. Reallocation of the portfolio may take place over a period of time, up to 90 days, which may cause the portfolio to temporarily deviate from its target allocations. When new target allocations deviate substantially from prior actual allocations, rebalancing is often used.

The portfolio invests purchase proceeds and meets redemption needs using the MAP methodology, which considers the target allocations, the current allocations and a sales forecast for the portfolio for the upcoming month. Purchase and redemptions for the portfolio are allocated among the Underlying Portfolios in an effort to realign each Underlying Portfolio within its target allocations. This methodology is intended to help maintain target allocations, although there is no guarantee that the portfolio will maintain its target allocations using this methodology. If the portfolio’s actual allocations were to deviate substantially from its

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

target allocations, rebalancing could be used in addition to MAP. Actual holdings of the portfolio could vary from its target allocations due to actual cash flows and changes to the asset values as a result of market movements and portfolio management decisions.

PLFA monitors the performance of each portfolio manager and each Underlying Portfolio and may, from time to time, recommend to the Board a change in the Underlying Portfolios or a change in management, which could impact the portfolio. PLFA may change the number and types of available Underlying Portfolios over time. PLFA will work together with the consulting firm to resolve any investment related matters derived from the consulting firm’s recommendations.

Allocation to Feeder Portfolios: Each Portfolio Optimization Portfolio will be limited in its ability to invest in the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio, each of which is a “feeder” fund that invests all of its assets in the Growth Fund and the Growth-Income Fund, respectively, of the American Funds Insurance Series (each a “Master Fund”). Each Portfolio Optimization Portfolio may not acquire shares of either the American Funds Growth Portfolio or the American Funds Growth-Income Portfolio if it would indirectly hold more than 3% of the outstanding voting shares of the respective Master Fund, and may not invest more than 5% of its total assets in either of the feeder funds, both measured at the time of investment.

Risks: The following is a list of the principal risks, as well as other risks, associated with the Portfolio Optimization Portfolios. The definitions of each risk can be found in the Additional Risk Information subsection:

Portfolio Optimization Conservative Portfolio:
Principal Risks

•	Asset Allocation Fund of Funds Risk

•	Potential Conflicts of Interest Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Active Management Risk

•	Credit Risk

•	Interest Rate Risk

•	U.S. Government Securities Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Liquidity Risk

•	Leverage Risk

•	Derivatives Risk

•	Forward Commitments Risk

•	Foreign Markets Risk

•	Currency Risk

•	Equity Securities Risk

•	High-Yield or “Junk” Securities Risk

•	Non-Diversification Risk

•	Large-Capitalization Companies Risk

•	Inflation-Indexed Debt Securities Risk

•	Emerging Markets Risk

•	Convertible Securities Risk

•	Value Companies Risk

Other (Non-Principal) Risks

•	Floating Rate Loan Risk

•	Mid-Capitalization Companies Risk

•	Geographic Concentration Risk

•	Small-Capitalization Companies Risk

•	Growth Companies Risk

•	Short Sale Risk

•	Tracking Error Risk

Portfolio Optimization Moderate-Conservative Portfolio:
Principal Risks

•	Asset Allocation Fund of Funds Risk

•	Potential Conflicts of Interest Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Active Management Risk

•	Credit Risk

•	Interest Rate Risk

•	U.S. Government Securities Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Liquidity Risk

•	Leverage Risk

•	Derivatives Risk

•	Forward Commitments Risk

•	Foreign Markets Risk

•	Currency Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Value Companies Risk

•	High-Yield or “Junk” Securities Risk

•	Emerging Markets Risk

•	Non-Diversification Risk

•	Inflation-Indexed Debt Securities Risk

•	Growth Companies Risk

•	Mid-Capitalization Companies Risk

•	Convertible Securities Risk

Other (Non-Principal) Risks

•	Geographic Concentration Risk

•	Small-Capitalization Companies Risk

•	Floating Rate Loan Risk

•	Short Sale Risk

•	Tracking Error Risk

•	Equity Initial Public Offering (IPO) Risk

•	Master/Feeder Mutual Fund Structure

Portfolio Optimization Moderate Portfolio:
Principal Risks

•	Asset Allocation Fund of Funds Risk

•	Potential Conflicts of Interest Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Active Management Risk

•	Equity Securities Risk

•	Credit Risk

•	Interest Rate Risk

•	Foreign Markets Risk

•	Currency Risk

•	Large-Capitalization Companies Risk

•	U.S. Government Securities Risk

•	Forward Commitments Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Liquidity Risk

•	Leverage Risk

•	Derivatives Risk

•	Value Companies Risk

•	Growth Companies Risk

•	Mid-Capitalization Companies Risk

•	Emerging Markets Risk

•	Geographic Concentration Risk

•	High-Yield or “Junk” Securities Risk

•	Inflation-Indexed Debt Securities Risk

Other (Non-Principal) Risks

•	Convertible Securities Risk

•	Small-Capitalization Companies Risk

•	Short Sale Risk

•	Master/Feeder Mutual Fund Structure

•	Tracking Error Risk

•	Floating Rate Loan Risk

•	Equity Initial Public Offering (IPO) Risk

Portfolio Optimization Growth Portfolio:
Principal Risks

•	Asset Allocation Fund of Funds Risk

•	Potential Conflicts of Interest Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Active Management Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Value Companies Risk

•	Foreign Markets Risk

•	Currency Risk

•	Growth Companies Risk

•	Credit Risk

•	Interest Rate Risk

•	U.S. Government Securities Risk

•	Mid-Capitalization Companies Risk

•	Forward Commitments Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Liquidity Risk

•	Leverage Risk

•	Derivatives Risk

•	Geographic Concentration Risk

•	Small-Capitalization Companies Risk

•	Emerging Markets Risk

•	High-Yield or “Junk” Securities Risk

•	Tracking Error Risk

Other (Non-Principal) Risks

•	Convertible Securities Risk

•	Master/Feeder Mutual Fund Structure

•	Short Sale Risk

•	Equity Initial Public Offering (IPO) Risk

•	Industry and Sector Concentration Risk

•	Real Estate Risk

Portfolio Optimization Aggressive-Growth Portfolio:
Principal Risks

•	Asset Allocation Fund of Funds Risk

•	Potential Conflicts of Interest Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Active Management Risk

•	Large-Capitalization Companies Risk

•	Value Companies Risk

•	Foreign Markets Risk

•	Currency Risk

•	Growth Companies Risk

•	Mid-Capitalization Companies Risk

•	Geographic Concentration Risk

•	Small-Capitalization Companies Risk

•	Liquidity Risk

•	Tracking Error Risk

•	Emerging Markets Risk

•	Leverage Risk

•	Small Number of Holdings Risk

Other (Non-Principal) Risks

•	Credit Risk

•	Interest Rate Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Derivatives Risk

•	High-Yield or “Junk” Securities Risk

•	U.S. Government Securities Risk

•	Forward Commitments Risk

•	Short Sale Risk

•	Master/Feeder Mutual Fund Structure

•	Equity Initial Public Offering (IPO) Risk

•	Inflation-Indexed Debt Securities Risk

•	Industry and Sector Concentration Risk

•	Real Estate Risk

•	Convertible Securities Risk

If the adviser determines that market conditions temporarily warrant a defensive investment policy, the Portfolio Optimization Portfolios may invest in short-term instruments, U.S. government securities, money market instruments, unaffiliated investment companies, and other securities. If the adviser does so, different factors could affect the funds’ performance and the funds may not achieve their investment goals.

PD Aggregate Bond Index Portfolio

Investment goal
This portfolio seeks investment results that correspond generally to the total return of an index that tracks the U.S. dollar-denominated investment grade bond market.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

Investments and strategies
This portfolio invests at least 80% of its assets in debt instruments included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). Generally, fixed income securities are those that are included in the Barclays Capital U.S. Aggregate Bond Index (Aggregate Bond Index) or are those fixed income securities that the manager has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Aggregate Bond Index, including forward commitments, such as TBA (“to be announced”) transactions, U.S. government and agency securities, corporate securities, and mortgage-backed securities. The manager seeks to match the total return of the Aggregate Bond Index, before taking into account portfolio costs. The Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market.

The manager does not intend to purchase all of the securities in the Aggregate Bond Index, but rather will utilize a “sampling” methodology. Sampling means that the manager will use quantitative analysis to select securities that represent a sample of securities in the Aggregate Bond Index that have a similar investment profile as the entire Aggregate Bond Index in terms of key risk factors, performance attributes and other characteristics. The manager generally expects the portfolio to hold less than the total number of securities in the Aggregate Bond Index, but reserves the right to hold as many securities as it believes necessary to meet the portfolio’s investment goal. The quantity of holdings in the portfolio will be based on a number of factors, including the portfolio’s asset size.

The portfolio may hold some cash for liquidity, but under normal market conditions the management team will not deviate from the above noted strategies at any time for any reason.

Principal Risks:

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Credit Risk

•	U.S. Government Securities Risk

•	Interest Rate Risk

•	Mortgage-Related and Other Asset-Backed Securities Risk

•	Liquidity Risk

•	Tracking Error Risk

•	Forward Commitments Risk

•	Index Sampling Risk

PD High Yield Bond Market Portfolio

Investment goal
This portfolio seeks investment results that correspond generally to the total return of an index that tracks the U.S. high yield corporate bond market.

Investments and strategies
This portfolio invests at least 80% of its assets in non-investment grade (high yield/high risk) debt instruments, including instruments with characteristics of non-investment grade debt instruments (such as derivatives). Generally, these instruments are those that are included in the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (High Yield Index) or have economic characteristics similar to securities included in that index. The manager seeks to match the total return of the High Yield Index, before taking into account portfolio costs. The High Yield Index is an index that is an issuer constrained version of the Barclay’s Capital U.S. Corporate High-Yield Index which covers the U.S. dollar denominated, non-investment grade, fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The High Yield Index represents the securities of the U.S. dollar-denominated non-investment grade bond market. There are no restrictions with respect to credit quality.

The manager does not intend to purchase all of the securities in the High Yield Index, but rather will utilize a “sampling” methodology. Sampling means that the manager will use quantitative analysis to select securities that represent a sample of securities in the High Yield Index that have a similar investment profile as the entire High Yield Index in terms of key risk factors, performance attributes and other characteristics. The manager generally expects the portfolio to hold less than the total number of securities in the High Yield Index, but reserves the right to hold as many securities as it believes necessary to meet the portfolio’s investment goal. The quantity of holdings in the portfolio will be based on a number of factors, including the portfolio’s asset size.

The portfolio may hold some cash for liquidity, but the manager will not deviate from the above noted strategies at any time for any reason.

Principal Risks:

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Credit Risk

•	High-Yield or “Junk” Securities Risk

•	Interest Rate Risk

•	Liquidity Risk

•	Tracking Error Risk

•	Index Sampling Risk

PD Large-Cap Growth Index Portfolio

Investment goal
This portfolio seeks investment results that correspond to the total return of an index of large-capitalization growth companies.

Investments and strategies
This portfolio invests at least 80% of its assets in securities of companies with large market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the Russell 1000 Growth Index. As of December 31, 2010, the market capitalization range of the Russell 1000 Growth Index was approximately $1.24 billion to $372.66 to billion. Generally, these securities are those that are included in the Russell 1000 Growth Index or have economic characteristics similar to securities included in that index. The Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The manager principally invests in common stock.

The portfolio will generally hold substantially all of the stocks in the index and tries to match its sector weightings and characteristics. Since the portfolio generally invests in securities that are included in the index, as well as securities that have economic characteristics similar to securities included in the index, it has similar risk characteristics and performance. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

Returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

The portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the manager will not deviate from the above noted strategies at any time for any reason.

Principal Risks:

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Growth Companies Risk

•	Tracking Error Risk

PD Large-Cap Value Index Portfolio

Investment goal
This portfolio seeks investment results that correspond to the total return of an index of large-capitalization value companies.

Investments and strategies
This portfolio invests at least 80% of its assets in securities of companies with large market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the Russell 1000 Value Index. As of December 31, 2010, the market capitalization range of the Russell 1000 Value Index was approximately $251 million to $372.66 billion. Generally, these securities are those that are included in the Russell 1000 Value Index or have economic characteristics similar to securities included in that index. The Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The manager principally invests in common stock.

The portfolio will generally hold substantially all of the stocks in the index and tries to match its sector weightings and characteristics. Since the portfolio generally invests in securities that are included in the index, as well as securities that have economic characteristics similar to securities included in the index, it has similar risk characteristics and performance. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

Returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

The portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the manager will not deviate from the above noted strategies at any time for any other reason.

Principal Risks:

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Large-Capitalization Companies Risk

•	Value Companies Risk

•	Tracking Error Risk

PD Small-Cap Growth Index Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests at least 80% of its assets in securities of companies with small market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the Russell 2000 Growth Index. As of December 31, 2010, the market capitalization range of the Russell 2000 Growth Index was approximately $24 million to $5 billion. Generally, these securities are those that are included in the Russell 2000 Growth Index or economic characteristics similar to securities included in that index. The Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. Equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The manager principally invests in common stock.

The portfolio will generally hold any number of the stocks in the index and tries to match its sector weightings and characteristics. Since the portfolio generally invests in securities that are included in the index, as well as securities that have economic characteristics similar to securities included in the index, it has similar risk characteristics and performance. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

Returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

The portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the manager will not deviate from the above noted strategies at any time for any reason.

Principal Risks:

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Small-Capitalization Companies Risk

•	Growth Companies Risk

•	Liquidity Risk

•	Tracking Error Risk

PD Small-Cap Value Index Portfolio

Investment goal
This portfolio seeks investment results that correspond to the total return of an index of small-capitalization value companies.

Investments and strategies
This portfolio invests at least 80% of its assets in securities of companies with small market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the Russell 2000 Value Index. As of December 31, 2010, the market capitalization range of the Russell 2000 Value Index was approximately $42 million to $4.05 billion. Generally, these securities are those that are included in the Russell 2000 Value Index or have economic characteristics similar to securities included in that index. The Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. Equity universe. It includes those Russell

2000 companies with lower price-to-book ratios and lower forecasted growth values. The manager principally invests in common stock.

The portfolio will generally hold any number of the stocks in the index and tries to match its sector weightings and characteristics. Since the portfolio generally invests in securities that are included in the index, as well as securities that have economic characteristics similar to securities included in the index, it has similar risk characteristics and performance. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

Returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

The portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the manager will not deviate from the above noted strategies at any time for any reason.

Principal Risks:

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Small-Capitalization Companies Risk

•	Value Companies Risk

•	Liquidity Risk

•	Tracking Error Risk

PD International Large-Cap Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests at least 80% of its assets in securities of companies with large market capitalizations. The portfolio invests a significant amount of its assets in non-U.S. investments. The manager defines non-U.S. investments as issuers that are organized, located, or have a principal trading market or a place of business in a country approved by the manager (Approved Markets). An issuer may be deemed located in a country if a majority of its assets are in such country or if it derives a majority of its operating income in that country. The manager invests primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter (OTC) markets. Investments may be in corporate and/or governmental issuers or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or in the central bank of such Approved Market. Investments may also be in securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in Approved Markets. Investments may also include securities denominated in an Approved Market currency that are issued by companies to finance operations in those Approved Markets or equity securities of companies in Approved Markets in the form of depositary shares. The manager may also invest in securities of pooled investment vehicles that invest primarily in securities of Approved Markets or derivative instruments that derive their value from securities of Approved Markets, or in securities included in the Morgan Stanley Capital International (MSCI) World ex USA Index. The MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. As of December 31, 2010, the Approved Markets of the manager were: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The manager may change its list of Approved Markets from time to time without notice.

The manager seeks to purchase a broad market coverage of larger companies within each Approved Market. The manager will not utilize “fundamental” securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country or region. Company size is measured in terms of reference to other companies located in the same country or region and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. The manager’s definition of “large” varies across countries or regions and is based primarily on market capitalization. In each country or region authorized for investment, the manager ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. These dollar amounts will change due to market conditions. As of

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

December 31, 2010, in this portfolio, the lowest minimum market capitalization of a large company in any country or region in which the manager invested was $1.4 billion.

These exchanges or OTC markets may be either within or outside the issuer’s country of domicile. For example, the securities may be listed or traded in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and American Depositary Receipts (ADRs), or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country.

Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the Approved Markets. The manager, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces to be associated with an Approved Market. For example, the manager may invest in companies organized and located in the U.S. or other countries or regions outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the criteria discussed above to be considered associated with Approved Markets.

Even though a company’s stock may meet the applicable market capitalization criterion for investment, it may not be included for one or more of a number of reasons. For example, in the manager’s judgment, the issuer may be considered in extreme financial difficulty or a material portion of its securities may be closely held and not likely available to support market liquidity. To this extent, there will be the exercise of discretion and consideration by the manager in purchasing securities in an Approved Market and in determining the allocation of investments among Approved Markets.

The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The top five countries and their approximate percentage of net assets as of February 28, 2011 were: Japan 19.67%, United Kingdom 19.01%, Canada 10.27%, France 8.64% and Australia 7.29%.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

Pending the investment of new capital in Approved Markets securities, the portfolio will typically invest in money market instruments or other highly liquid debt instruments including those denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, the portfolio may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the portfolio does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.

The manager may also invest in exchange traded funds (ETFs) and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the U.S., for purposes of gaining exposure to the equity markets while maintaining liquidity.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Companies Traded Over-The-Counter Risk

•	Large-Capitalization Companies Risk

•	Foreign Markets Risk

•	Currency Risk

•	Liquidity Risk

•	Geographic Concentration Risk

Other (Non-Principal) Risks:

•	Credit Risk

•	Interest Rate Risk

PD Emerging Markets Portfolio

Investment goal
This portfolio seeks long-term growth of capital.

Investments and strategies
This portfolio invests at least 80% of its assets in emerging markets investments. The manager invests primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter (OTC) markets. Such emerging markets investments will be in issuers that are organized, located, or have a principal trading market or a place of business in a country approved by the manager (Approved Markets). Investments may be in corporate and/or governmental issuers or guaranteed by the government of an Approved Market, its agencies or instrumentalities, or in the central bank of such Approved Market. Investments may also be in securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Approved Markets or have at least 50% of their assets in

Approved Markets. Investments may also include securities denominated in an Approved Market-currency that are issued by companies to finance operations in those Approved Markets or equity securities of companies in Approved Markets in the form of depositary shares. The manager may also invest in securities of pooled investment vehicles that invest primarily in securities of Approved Markets or derivative instruments that derive their value from securities of Approved Markets, or in securities included in the MSCI Emerging Markets Index, which is an index typically made up of stocks from approximately 21 emerging market countries. As of December 31, 2010, the Approved Markets of the manager were: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. The manager may change its list of Approved Markets from time to time without notice.

The manager seeks to purchase a broad market coverage of larger companies within each Approved Market. The manager will not utilize “fundamental” securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. The manager’s definition of “large” varies across countries and is based primarily on market capitalization. In each country authorized for investment, the manager ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. These dollar amounts will change due to market conditions.

The exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), American Depositary Receipts (ADRs), or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country.

Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the Approved Markets. The manager, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces to be associated with an Approved Market. For example, the manager may invest in companies organized and located in the U.S. or other countries or regions outside of Approved Markets, including companies that have their entire production facilities outside of Approved Markets, when such companies meet the criteria discussed above to be considered associated with Approved Markets.

Even though a company’s stock may meet the applicable market capitalization criterion for investment, it may not be included for one or more of a number of reasons. For example, in the manager’s judgment, the issuer may be considered in extreme financial difficulty or a material portion of its securities may be closely held and not likely available to support market liquidity. To this extent, there will be the exercise of discretion and consideration by the manager in purchasing securities in an Approved Market and in determining the allocation of investments among Approved Markets.

The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The top five countries and their approximate percentage of net assets as of February 28, 2011 were: Brazil 14.11%, South Korea 12.38%, Taiwan 11.05%, India 9.65%, and South Africa 8.69%.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

Pending the investment of new capital in Approved Markets securities, the portfolio will typically invest in money market instruments or other highly liquid debt instruments including those denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, the portfolio may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the portfolio does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.

The manager may also invest in exchange traded funds (ETFs) and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the U.S., for purposes of gaining exposure to the equity markets while maintaining liquidity.

Principal Risks:

•	Active Management Risk

•	Market and Regulatory Risk

•	Price Volatility Risk

•	Equity Securities Risk

•	Companies Traded Over-The-Counter Risk

•	Foreign Markets Risk

•	Currency Risk

•	Emerging Markets Risk

•	Liquidity Risk

•	Geographic Concentration Risk

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

Other (Non-Principal) Risks:

•	Credit Risk

•	Interest Rate Risk

General Investment Information

Each portfolio is subject to regulation under the Investment Company Act of 1940, as amended (1940 Act) and is classified as diversified under the 1940 Act, unless otherwise noted. Although some of the portfolios may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds. Except for Inflation Protected, each of the Portfolio Optimization Portfolios, each Pacific Dynamix Portfolio, and each PD Underlying Portfolio, and the Diversified Bond, Floating Rate Loan, American Funds Growth, American Funds Growth-Income, Long/Short Large-Cap, Mid-Cap Value, International Small-Cap and American Funds Asset Allocation Portfolios, a portfolio’s stated investment goal cannot be changed without shareholder approval. Unless a particular investment policy is identified as fundamental, the Fund’s board of trustees (Board) may change investment policies of the portfolios without shareholder approval. Generally, there are changes to a portfolio’s investment policies when an existing manager is replaced, to reflect the new manager’s investment style and practices.

An investment in any portfolio, including the Cash Management Portfolio, is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

A portfolio may have investment policies on the amount that it can invest in certain kinds of securities, certain countries or certain ratings or capitalizations of securities. These investment policies apply at the time the investment is made. However, a manager may continue to hold positions which met the investment guidelines at the time of investment but subsequently do not meet such guidelines. Additionally, the managers may continue to invest in issuers that move outside such stated guidelines via dividend reinvestments. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indexes used to determine eligibility may be affected. Therefore, the capitalization ranges may be modified from time to time. Capitalization is determined at time of investment. Accordingly, a portfolio which invests principally in the securities of small-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Similarly, a portfolio which invests principally in securities of mid-capitalization companies may continue to hold those securities even if they become large-capitalization companies. Conversely, a portfolio which invests principally in the securities of large-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Many of the benchmark indexes that are used to give you an idea of the capitalization range for the size of companies that a portfolio may invest in are periodically reconstituted by the index provider. When this is done, it is possible that a portfolio may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index. Some investment policies are in place due to the name of the particular portfolio commonly referred to as the “name test policy” (Name Test Policy). The Name Test Policy also applies at the time the portfolio invests its assets and under normal circumstances, for example, a new portfolio will be permitted to comply with the Name Test Policy within six months after commencing operations. The Name Test Policy is applied to a portfolio’s net assets, plus the amount of any borrowings for investment purposes. A portfolio may not change its Name Test Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

All portfolios may engage in active and frequent trading which could result in higher trading costs and reduce performance. During the past fiscal year, the following portfolios engaged in active and frequent trading (over 100% turnover of portfolio securities): Diversified Bond, High Yield Bond, Inflation Managed, Managed Bond, Short Duration Bond, Long/Short Large-Cap, Mid-Cap Value, Small-Cap Equity, Technology, and International Value Portfolios. It is expected that the Inflation Protected Portfolio’s turnover will exceed 100%. Many of the portfolios are used in connection with asset allocation models, such as the Portfolio Optimization Portfolios and the Pacific Dynamix Portfolios. Periodic changes in asset allocation models can result in substantial inflows and/or outflows of monies in the portfolios. During such rebalancing of the Portfolio Optimization Portfolios and/or the Pacific Dynamix Portfolios, the portfolios may invest in index futures to provide equity exposure to the portfolios’ cash positions. Such asset allocation changes, as well as changes in managers and investment personnel, and reorganizations of portfolios, may result in the purchase and sale of portfolio securities, which can increase trading costs and portfolio turnover.

Each portfolio may be impacted by illiquid investments from time to time, depending upon market conditions and events. An investment, even one that is generally very liquid, may become less liquid or illiquid. Liquidity risk is discussed below. For those portfolios which are likely to invest more than 10% of their assets in securities or other holdings which are most susceptible to becoming illiquid, such liquidity risk is noted for that portfolio in the Portfolio summaries section.

Unless otherwise noted, a manager may make decisions or shift assets in a way that causes a portfolio to not achieve its goals. A manager may also use investment techniques or make investments in securities that are not part of a portfolio’s principal investment strategy. A portfolio may temporarily change its investment strategies if a portfolio manager were to believe economic conditions make it appropriate to try to protect the portfolio from potential loss, for redemptions, at start-up of a portfolio, or other reasons. In such cases, the portfolio (including a portfolio with international holdings) may temporarily invest in U.S. government securities, high quality corporate fixed income securities/debt obligations, mortgage-related and asset-backed securities or money market instruments (short-term high quality instruments) and cash equivalents (overnight investments). In addition, a portfolio may invest cash balances in such instruments at any time. Likewise, a portfolio that invests principally in small- to mid-capitalization companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a portfolio and cause a portfolio to miss investment opportunities and not achieve its investment goal. Furthermore, investment decisions may not anticipate market trends successfully. For example, a portfolio investing too heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

Performance of a portfolio will vary – performance is affected by changes in the economy and financial markets. The value of a portfolio changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

Master/feeder mutual fund structure – a “feeder portfolio” (Feeder Portfolio) invests all of its assets in a separate mutual fund, the “master fund” (Master Fund). A Feeder Portfolio has a similar investment objective and limitations as the Master Fund in which it invests. The portfolio does not buy individual investment securities directly. The Master Fund, on the other hand, invests directly in portfolio securities.

Under the master/feeder structure, a Feeder Portfolio may withdraw its investment in its Master Fund if approved by the Pacific Select Fund Board, which the Board could do at any time in its discretion after a notice period. Prior to any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the feeder portfolio in another pooled investment entity having the same or similar investment objective as the portfolio, based on the fees and expenses in the year, request the adviser to manage the portfolio directly or hire another manager to manage the portfolio, or take other action.

Because Feeder Portfolios invest all of their assets in a Master Fund, a Feeder Portfolio will bear the fees and expenses of the Feeder Portfolio and the Master Fund in which it invests. The Feeder Portfolio’s expenses may be higher than those of other mutual funds which directly acquire and manage their own portfolio of securities. The master/feeder structure is different from that of most of the other portfolios of the Fund and many other investment companies. A Master Fund may have other shareholders, such as other feeder funds, each of which will pay their proportionate share of the Master Fund’s expenses. A Master Fund may change its investment objectives, policies, managers, expense limitation agreements and other matters relating to such fund without approval of the Feeder Portfolio or the Feeder Portfolio’s board.

Additional Risk Information

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you would expect. Every portfolio has some degree of risk depending on what it invests in and what strategy it uses.

Active Management Risk: A portfolio manager’s investment techniques and strategies are discretionary. Each portfolio tries to meet its investment goal by using certain principal investments and strategies and special focuses, which are applicable under normal circumstances. There is the possibility that investment decisions managers make will not accomplish what they were designed to achieve, that securities purchased by the manager will not appreciate in value as the manager expects, or that a portfolio will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a portfolio. From time to time, a portfolio management firm’s (and/or its affiliates’) activities may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a portfolio managed by such firm. Money market instruments or short-term debt securities held for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash. In that case no income would be earned on the cash and yield would go down. If a significant amount of assets are used for cash management or defensive investing purposes, investment objectives may not be met. Managers may make decisions or shift assets in a way that causes a portfolio not to achieve its goals.

Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to build the fund of funds. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

Asset Allocation Strategies Risk: seek to balance investments among different types of investments and strategies in an attempt to manage risks. This type of strategy is still subject to price volatility and can still lose money, particularly during periods of broad market declines.

Borrowing Risk: Borrowing money to finance purchases of securities that exceed a portfolio’s net assets creates leverage. This may exaggerate changes in the net asset value of the portfolio’s shares and its returns. The portfolio bears the added market risk of the securities purchased. Borrowing will cost a portfolio interest expense and other fees and may reduce its returns.

Companies Traded Over-The-Counter Risk: Companies traded over-the-counter (OTC) trade less frequently and in smaller volume than exchange-listed stocks, may have more price volatility than that of exchange-listed stocks, and the investing portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

Convertible Securities Risk: Convertible securities may entail less risk than investments in the company’s common stock but more risk than investments in the company’s senior debt securities.

Credit Risk: The risk that the issuer or guarantor of a debt instrument is unable or unwilling to meet its financial obligations. The credit quality of the portfolio’s securities can change rapidly in certain market environments, particularly during volatile markets, and the default of a single holding could cause significant net asset value (NAV) deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to the portfolio on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. A portfolio’s investments in fixed income (also known as debt securities, debt obligations and debt instruments) or other holdings may range in quality from those rated in the lowest category in which a portfolio is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the manager to be of comparable quality. High Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the manager. Investment Grade Debt Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the manager. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest. Non-investment grade debt instruments are especially subject to credit risk during periods of economic uncertainty or during economic downturns, are considered to be mostly speculative in nature and are more likely to default on their interest and/or principal payments than higher rated securities.

Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used Nationally Recognized Statistical Rating Organizations (Rating Agencies) and each of their 4 categories of investment grades and 5 categories of non-investment grades are described in the following table. For further information regarding ratings, please see Appendix A of the Fund’s Statement of Additional Information (SAI).

Credit Ratings Chart

		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]

		AAA	Aaa	AAA
	Investment grade categories	AA	Aa	AA
		A	A	A
Long-term ratings		BBB	Baa	BBB

		BB	Ba	BB
		B	B	B
	Non-investment grade categories	CCC	Caa	CCC
		CC	Ca	CC
		C	C	C

		A-1	P-1	F1
Short-term ratings	Highest three ratings	A-2	P-2	F2
		A-3	P-3	F3

[1]	Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

[2]	Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.

[3]	Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Derivatives Risk: Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Derivatives include options, futures, options on futures and swaps (such as currency, interest rate, security, index, consumer price index, credit default and total return swaps), caps, collars, floors, synthetics and other financial instruments. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. A portfolio’s use of derivatives and synthetics could reduce returns, increase portfolio volatility, may not be liquid (and therefore, difficult to sell), may be difficult to value and may not correlate precisely to the underlying assets or index they are designed to track. All of these investments, including repurchase agreements, are particularly sensitive to leverage risk and counterparty risk meaning that the counterparty may not live up to its contractual obligations (i.e., the counterparty may default). Derivatives also involve credit and market risk, the risk of more subjective, improper or imprecise valuation and the risk of ambiguous documentation.

Dividend-Oriented Companies Risk: Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer’s stock and less available capital for the portfolio.

Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia. A portfolio may be exposed to emerging market countries risk by directly investing in companies domiciled in emerging market countries or indirectly, by investing in companies domiciled in developed market

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

countries which either invest in or conduct a portion of their businesses in emerging market countries. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Equity Initial Public Offering (IPO) Risk: Equity IPOs may be more volatile than other equity securities, may decline shortly after the initial public offering, and may have a magnified impact on a portfolio when the portfolios asset base is relatively small. As assets grow, the effect of an equity IPO on the portfolio’s performance will diminish. Securities in IPO’s have no trading history, and information about the companies may be available for limited periods.

Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. A portfolio’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a portfolio assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (FDIC) receivership or, if not FDIC insured, enters into bankruptcy, the portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When a portfolio is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to pre-payment risk. Borrowers may pay off their loans sooner than expected particularly when interest rates are falling. A portfolio investing in such securities will be forced to reinvest this money at lower yields, which can reduce the portfolio’s returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Pre-payment and call risk typically occur when interest rates are declining. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. This is sometimes referred to as extension risk.

Floating rate loans generally are subject to restrictions on transfer, and a portfolio may be unable to sell its bank loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. The portfolio may find it difficult to establish a fair value for loans it holds. A loan may not be fully collateralized and can decline significantly in value. In addition, the portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. If a portfolio acquires a participation in a loan, the portfolio may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

A loan may also be in the form of a bridge loan, which are designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market.

Forward Commitments Risk: Securities whose terms are determined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities, or in the case of mortgages, pools of mortgage pass-through securities specified in the forward commitment, and default of the counterparty.

Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region may increase the risk that economic, political and social conditions in those countries or that region will have a significant impact on performance.

Growth Companies Risk: Growth companies are companies that managers think have the potential for above-average or rapid growth may give a portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued,” for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many faster-growing healthcare companies have limited operating histories, and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability. The prices of technology stocks will likely fluctuate more than non-technology stocks because they may be more affected by technological developments. Technology companies may also be subject to greater business risks and more sensitive to changes in economic conditions.

High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, have a greater risk of loss, that is they are more likely to default than higher rated securities.

Increase in Expenses Risk: Your actual cost of investing in a portfolio may be higher than the total expenses shown in the expense table for a variety of reasons. For example, if average net assets decrease. Net assets are more likely to decrease and a portfolio’s expense ratio is more likely to increase when markets are volatile.

Index Sampling Risk: Index sampling risk is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index portfolios that utilize a sampling approach may not generate a return that correlates as well with the return of its benchmark index, as would be the case if the index portfolio purchased all of the securities in the index.

Industry and Sector Concentration Risk: A portfolio which invests principally in only one industry or sector, or which concentrates a high percentage of its investments in one industry or market sector, is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. For example, because of the Real Estate Portfolio’s policy of concentrating its investments in securities of companies operating in the real estate industry, and because a substantial portion of the portfolio’s investments may be comprised of real estate investment trusts (REITs) or real estate operating companies (REOCs), the portfolio is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. A portfolio’s concentration of investments in the technology and health care industries would make such portfolios susceptible to risks associated with those industries. Similarly, concentration in a sector (which is broader than an industry classification) may subject a portfolio to risk of loss from adverse developments affecting those sectors.

Inflation-Indexed Debt Securities Risk: The value of inflation-indexed debt securities and inflation protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a portfolio purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the portfolio may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the portfolio holds an IPS, the portfolio may earn less on the security than on a conventional bond. The U.S. Treasury only began issuing Treasury inflation protected securities (“TIPS”) in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets.

Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. The Floating Rate Loan Portfolio’s exposure to interest rate fluctuations is relatively less with respect to floating or adjustable rate securities (such as most loans) and will generally be limited to the period of time until the interest rate on the security is reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes. Equity securities which are convertible into debt securities are subject to the risks of debt securities, including interest rate risk, but are typically not as sensitive to interest rates as debt securities.

Mortgage-related securities and certain loans and debt obligations are subject to pre-payment risk. Borrowers may pay off their mortgages (or other debt obligations) sooner than expected particularly when interest rates are falling. Portfolios investing in such securities will be forced to reinvest this money at lower yields, which can reduce a portfolio’s returns. Similarly, debt obligations

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Pre-payment and call risk typically occur when interest rates are declining. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. This is sometimes referred to as extension risk.

Large-Capitalization Companies Risk: Large-capitalization companies are companies that tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities.

Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. This means a portfolio could lose more than the amount invested in the leveraged position. Leverage could magnify a portfolio’s gains or losses and therefore increase its volatility. There is no guarantee that a portfolio will use leverage, or when it does, that the portfolio’s leveraging strategy will be successful. A portfolio cannot guarantee that the use of leverage will produce a high return on an investment. The manager will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of the financial exposure to a portfolio. This requirement limits the amount of leverage a portfolio may have at any one time, but it does not eliminate leverage risk. Short-selling also creates leverage risk. When a portfolio manager invests the proceeds received from selling securities short in, or borrows money to invest in, additional securities (long positions), the portfolio will become leveraged. The use of leverage may increase a portfolio’s exposure to long equity positions.

Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or restrictions on resale. Equity securities and other instruments (such as derivatives) which trade in over-the-counter markets may trade less frequently (be less liquid) than securities traded on exchanges. Liquid investments may become less liquid or illiquid, over time or suddenly and unexpectedly. Non-investment grade (high yield/high risk) debt securities may be less liquid (more difficult to sell) than higher quality investments. Many securities held by a portfolio (including loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a portfolio’s ability to realize full value and thus cause a decline in the portfolio’s net asset value. A security or other investment may become less liquid (more difficult to sell) unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or adverse investor perceptions, which may be independent of any adverse changes of any particular issuer. Investments in companies in turn-around or other special situations and in smaller companies have a greater risk of being or becoming less liquid than other equity securities, especially when the economy is not robust, during market downturns, or when small-capitalization stocks are out of favor. Investments in non-investment grade (high yield/high risk) debt securities and asset-backed instruments, including instruments with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other fixed income securities, especially when the economy is not robust, during market downturns, or when credit is tight. Illiquid holdings may be difficult to value and difficult to sell, which means a portfolio may not be able to sell a holding quickly for full value. As a result, a portfolio may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities if it is required to raise cash to conduct its operations.

Market and Regulatory Risk: Events in the financial markets may result in increased volatility and uncertainty. Events may have an adverse effect on a portfolio such as a decline in the value and the liquidity of many securities held by a portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in portfolio expenses. It may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a portfolio’s ability to achieve its investment objective. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair a manager’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a portfolio in unforeseen ways, leading a portfolio to alter its existing strategies or, potentially, to liquidate and close. Market risk may affect a single issuer, a sector of the economy, industry, or the market as a whole. It is impossible to predict whether or for how long these market particularly unprecedented, unforeseen or widespread events or conditions will continue. Therefore it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Mid-Capitalization Companies Risk: Investments in mid-capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. Mid-capitalization companies typically have less seasoned management, narrower product lines and less capital reserves and liquidity than larger companies, and are therefore more sensitive to economic, market and industry changes. There is the possibility that it may be difficult to sell a security position at a time and a price acceptable to the portfolio because of the potentially less frequent trading of stocks of mid-capitalization companies.

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain other risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a portfolio holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. When interest rates rise, borrowers with variable interest rate loans may not be able to re-pay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related securities. Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. Such borrowers pose a higher level of default risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a portfolio because the portfolio may have to reinvest that money at the lower prevailing interest rates. A portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. A portfolio may invest in mortgage-backed securities issued by the U.S. Government. To the extent that a portfolio invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, a portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Mortgage-related securities and other asset backed securities are subject to pre-payment risk. Borrowers may pay off their mortgages (or other debt obligations) sooner than expected particularly when interest rates are falling. A portfolio investing in such securities will be forced to reinvest this money at lower yields, which can reduce the portfolio’s returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Pre-payment and call risk typically occur when interest rates are declining. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. This is sometimes referred to as extension risk.

Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (IO) and Principal Only (PO) components. IOs present a heightened risk of total loss of investment.

Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a portfolio invests. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

Non-Diversification Risk: A non-diversified portfolio may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

Potential Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its decision making with regard to selection of underlying portfolios for a fund of funds. For example, one portfolio of the Fund may provide a higher advisory fee to PLFA than another portfolio, which may provide PLFA with incentive to use the portfolio with the higher fee as an underlying portfolio. Likewise, the impact of any fee waivers or expense reimbursements may provide an incentive to allocate assets to portfolios that lower the waiver or reimbursement obligations of PLFA. In addition, PLFA may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to the Fund, PLFA has duties to each portfolio and its shareholders and at times there may be some conflicts between the interests of the different shareholders. PLFA seeks to identify and address any potential conflicts in a manner that is equitable for the portfolios.

PLFA may consider certain business factors of its affiliates, Pacific Life and PL&A (together the “Insurers”). For example, in certain of the Variable Products the Insurers offer optional guaranteed lifetime income benefits or death benefits under which the Insurers assume investment and other risks, and their exposure and required reserves may be affected by gains or losses incurred in the Variable Products. PLFA’s investment decisions in allocating monies to the available underlying portfolios may be influenced by these factors. For example, in volatile markets, the Insurers may benefit from allocation percentages that are designed in a more conservative fashion, such as by increasing allocations to fixed income securities, so as to help reduce potential losses. Alternatively, in flat markets, the Insurers may benefit from allocation percentages that are designed in a more aggressive fashion, such as by increasing allocations to equity securities of various categories, seeking to generate gains. While the investment process is intended

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

to produce allocation decisions that are in the best interests of shareholders, shareholders should be aware that PLFA’s investment decisions may be influenced by this and other potential conflicts of interests.

PLFA provides asset allocation advisory services to various mutual funds. Although some of the portfolios may have names or investment objectives that resemble other portfolios managed by PLFA, they will not have the same allocation percentages, underlying holdings or performance.

Price Volatility Risk: Both fixed income and equity securities are exposed to potential price volatility. Price volatility is the amount a portfolio’s value goes up and down. The value of a portfolio’s holdings, and therefore the portfolio’s performance, is affected by changes in the economy and financial markets. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Real Estate Risk: Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) expose a portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; destruction of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and REOCs may also be affected by risks similar to investments in debt securities, including changes in interest rates and the quality of credit extended. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REIT or REOC holds could reduce the cash flow needed to make distributions to investors.

Redemption Risk: The portfolio could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of over market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid.

Regulatory Impact Risk: Some sectors are subject to extensive government regulation, which may change frequently and impact a portfolio significantly.

Securities Lending Risk: When securities are loaned out, there may be a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent. The lending agreement provides that the lending agent will indemnify the Fund against borrower default. In addition, if a portfolio’s securities are sold while out on loan and the securities are not returned timely by the borrower, there is a possibility that the sale transaction will not settle in the usual manner and cause unintended market exposure and additional trade and other expenses to the portfolio. All loans must be secured by collateral at least equal to the value of the securities loaned. If the cash collateral received is used to purchase other securities whose value declines, the portfolio may have to sell other securities to raise cash to return the loan collateral. The portfolio retains beneficial ownership and all economic benefits of the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value but does not have proxy voting rights with respect to loaned securities. The manager has the responsibility to request that the portfolio’s securities lending agent call back securities which are out on loan to vote on material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Fund or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Short Sale Risk: A short sale involves the sale by a portfolio of a security that the portfolio does not own. Short sales involve costs as well as risk. When a portfolio manager sells a security short, the manager hopes to purchase the same security at a later date at a lower price. A portfolio’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close the portfolio’s short position, resulting in a loss to the portfolio. Such loss is theoretically unlimited since there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the securities in the open market. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. By contrast, the portfolio’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may not be able to borrow a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the portfolio to sell long positions before the manager would otherwise prefer. A portfolio may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to the limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons.

Small Number of Holdings Risk: A portfolio with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to portfolios with a greater number of holdings.

Small-Capitalization Companies Risk: Investments in small-capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, may not have as great an ability to raise capital, may have inexperienced management and limited product lines, may have less evidence that their research and development efforts will result in future growth, and may be more susceptible to the underperformance of a sector emphasized by a portfolio and therefore, may be riskier and more susceptible to price changes. There is the possibility that it may be difficult or impossible to liquidate a position at a time and a price acceptable to the portfolio because of the potentially less frequent trading of stocks of smaller market capitalizations.

Tracking Error Risk: Performance may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index. This imperfect correlation results from portfolio cash flows, portfolio liquidity constraints, regulatory requirements, portfolio expenses and transaction costs, ongoing differences between the composition of the index and the portfolio’s investments, changes to the composition of the index, and other factors.

U.S. Government Securities Risk: The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Not all U.S. government securities are backed or guaranteed by the U.S. government. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt, and are subject to the risk of default. Although many types of U.S. Government Securities may be purchased by the portfolios, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

Value Companies Risk: Value companies are companies that the managers think are undervalued, meaning that they believe that a company’s stock is trading for less than its intrinsic value, may have a lower risk of price volatility than a portfolio that invests principally in equities of companies considered by the manager to be “growth” companies. In value investing, the managers believe that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no “correct” intrinsic value. The managers’ processes for determining value will vary. There is a risk that the manager’s determination that a stock is undervalued is not correct or is not recognized in the market.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The following provides additional explanations about the “Fees and expenses” in the Portfolio summaries section of this prospectus.

All portfolios: The Fund, on behalf of each portfolio, has entered into an arrangement with its custodian whereby credits are realized as a result of uninvested cash balances. Such credits are not reflected in the fees and expenses information.

For all portfolios except the Pacific Dynamix Portfolios and their Underlying Portfolios and the Portfolio Optimization Portfolios: To help limit expenses, PLFA has contractually agreed to reduce its management fees or otherwise reimburse each portfolio for its operating expenses (including organizational expenses, but not including management fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ (including Master Funds) fees and expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets through April 30, 2012. Such reduction or reimbursement is subject to repayment to PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

expenses of the portfolio, but not above the 0.10% expense cap. There can be no assurance that the expense limitation agreement will be continued beyond April 30, 2012.

Cash Management Portfolio: PLFA has agreed, temporarily, to reimburse expenses or waive a portion of its fees to the extent necessary to prevent earnings from falling below the level of the portfolio’s expenses (to prevent a negative yield), although there can be no assurance that a negative yield will not occur. Such waiver and reimbursements is voluntary and can be changed or terminated at any time without notice. Unlike many money market funds, this portfolio is not managed to maintain a constant net asset value (NAV) per share; instead, the NAV for this portfolio changes with the value of its investments.

Floating Rate Loan Portfolio: PLFA has agreed to waive 0.10% of its management fee through April 30, 2012 as long as Eaton Vance Management remains the manager of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

Large-Cap Growth Portfolio: PLFA has agreed to waive 0.025% of its management fee through April 30, 2012 as long as UBS Global Asset Management (Americas) Inc. remains the manager of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

American Funds Growth Portfolio, American Funds Growth-Income Portfolio and American Funds Asset Allocation Portfolio: For the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Asset Allocation Portfolio (each a Feeder Portfolio and together the Feeder Portfolios), PLFA voluntarily agreed to waive a portion of its advisory fees for each Feeder Portfolio so that its total annual investment advisory fee does not exceed 0.41% until the earlier of April 30, 2012 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue to cap the advisory fee after that date. As a shareholder of the Master Funds, each Feeder Portfolio also pays an advisory fee, and other expenses of the Master Fund.

The Master Growth Fund pays to Capital Research and Management Company (Capital Research) an effective management fee equal to an annual rate of 0.32% of the Master Growth Fund’s average daily net assets and bears other expenses equal to an annual rate of 0.01% of the Master Growth Fund’s average daily net assets based on the most recently completed fiscal year. The Master Growth-Income Fund pays to Capital Research an effective management fee equal to an annual rate of 0.27% of the Master Growth-Income Fund’s average daily net assets and bears other expenses equal to an annual rate of 0.01% of the Master Growth-Income Fund’s average daily net assets based on the most recently completed fiscal year. The Master Asset Allocation Fund pays to Capital Research an effective management fee equal to an annual rate of 0.31% of the Master Asset Allocation Fund’s average daily net assets and bears other expenses equal to an annual rate of 0.01% of the Master Asset Allocation Fund’s average daily net assets based on the most recently completed fiscal year. Because each Feeder Portfolio invests all of its assets in a corresponding Master Fund, each Feeder Portfolio will bear the fees and expenses of the Feeder Portfolio and the proportionate share of fees and expenses of the corresponding Master Fund in which it invests.

Comstock Portfolio: PLFA has agreed to waive 0.015% of its management fee through April 30, 2012 as long as Invesco Advisers, Inc. remains the manager of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

International Small-Cap Portfolio: PLFA has agreed to waive 0.02% of its management fee through April 30, 2012 as long as Batterymarch Financial Management, Inc. remains the manager of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

Pacific Dynamix Portfolios and Underlying Portfolios: To help limit expenses, PLFA has contractually agreed to reimburse each portfolio to the extent the total annual net operating expenses (excluding extraordinary expenses) of the portfolio exceed the “total annual operating expenses after expense reimbursements” set forth in each portfolio’s annual fund operating expenses table. Such reimbursement is subject to recoupment by PLFA, for a period of three years from the end of the fiscal year in which the reimbursement took place, to the extent such expenses fall below the expense cap. Any amounts repaid to PLFA will have the effect of increasing expenses of the portfolio but not above the expense cap. There is no guarantee that PLFA will continue to cap expenses after April 30, 2014 for the three Pacific Dynamix Portfolios and after April 30, 2012 for the Underlying Portfolios.

Portfolio Optimization Portfolios: PLFA has agreed to waive its management fee of 0.10% through April 30, 2013. There is no guarantee that PLFA will continue such waiver after that date.

The expense ratios for the five Portfolio Optimization Portfolios, which commenced operations on May 1, 2011, have been annualized. To help limit expenses, PLFA has contractually agreed to reimburse each portfolio for its operating expenses (including organizational expenses, but not including advisory expenses; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ fees and expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees) that exceed an annual rate of 0.03% of a portfolio’s average daily net assets through April 30, 2013. Such reimbursement is subject to recoupment by PLFA, for a period of three years from the end of the fiscal year in which the reimbursement took place, to the extent such expenses fall below the expense cap. Any amounts repaid to PLFA will have the effect of increasing expenses of the portfolio but not above the expense cap. There is no guarantee that PLFA will continue to cap expenses after April 30, 2013.

Underlying Portfolios: To the extent that a significant percentage of the outstanding shares of an Underlying Portfolio is held by a Pacific Dynamix or Portfolio Optimization Portfolio, the Underlying Portfolio is subject to the potential for significant redemptions at the discretion of PLFA. While PLFA would take steps to mitigate the adverse impact on an Underlying Portfolio, such a redemption could result in an increase in the Underlying Portfolio’s expense ratio or transaction costs.

ADDITIONAL INFORMATION ABOUT PORTFOLIO PERFORMANCE

The following provides additional explanations regarding information presented in the Portfolio performance subsections of the Portfolio summaries section. The Class P shares of the Pacific Dynamix Underlying Portfolios commenced operations on May 1, 2009. Class P shares of the other portfolios commenced operations on May 1, 2011 and no prior performance is available for those Class P shares.

Management Firm Changes and/or Investment Policy Changes by Portfolio

Cash Management and High Yield Bond Portfolios: PLFA assumed management of the portfolio from Pacific Life on May 1, 2007. PLFA also does business under the name “Pacific Asset Management” and manages the portfolio under that name.

Diversified Bond Portfolio: Western Asset Management Company began managing the portfolio on February 2, 2009, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Floating Rate Loan Portfolio: Eaton Vance Management began managing the portfolio on May 1, 2010, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Inflation Managed Portfolio: Effective May 1, 2001, the portfolio changed its name from “Government Securities” and its investment focus from government securities to inflation-indexed bonds.

Comstock Portfolio: Invesco Advisers, Inc began managing the portfolio on June 1, 2010. Another firm managed the portfolio before that date.

Dividend Growth Portfolio: Effective May 1, 2010, the portfolio changed its name from “Diversified Research” and some of its investment policies changed at that time. T. Rowe Price Associates, Inc. began managing the portfolio on May 1, 2010. Another firm managed the portfolio before that date.

Equity Index and Small-Cap Index Portfolios: BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the portfolio on that date. Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

Large-Cap Growth Portfolio: UBS Global Asset Management (Americas) Inc. began managing the portfolio on May 1, 2009, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Large-Cap Value Portfolio: ClearBridge Advisors, LLC assumed management of the portfolio on October 1, 2006. Salomon Brothers Asset Management Inc, an affiliate of ClearBridge, managed the portfolio from January 4, 1999 to September 30, 2006. Another firm managed the portfolio before that date.

Long/Short Large-Cap Portfolio: J.P. Morgan Investment Management Inc. became sole manager of the portfolio on May 1, 2011. The portfolio was co-managed with another firm before that date.

Main Street Core and Emerging Markets Portfolios: OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.

Mid-Cap Growth Portfolio: Morgan Stanley Investment Management Inc. (MSIM) manages the portfolio. MSIM previously conducted business in certain instances under the name Van Kampen and managed the Mid-Cap Growth Portfolio under the Van Kampen name from May 1, 2003 to May 1, 2010. Another firm managed the portfolio prior to May 1, 2003.

Short Duration Bond Portfolio: T. Rowe Price Associates, Inc. began managing the portfolio on May 1, 2011, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Small-Cap Equity Portfolio: Franklin Advisory Services, LLC and BlackRock Investment Management, LLC began co-managing the portfolio on May 1, 2010, and some investment policies changed at that time. Another firm managed the portfolio before that date.

ADDITIONAL INFORMATION ABOUT PORTFOLIO PERFORMANCE

Small-Cap Growth Portfolio: Fred Alger Management, Inc. began managing the portfolio on May 1, 2007, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Health Sciences Portfolio: Jennison Associates LLC began managing the portfolio on May 1, 2005, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Real Estate Portfolio: MSIM manages the portfolio. MSIM previously conducted business in certain instances under the name Van Kampen and managed the Real Estate Portfolio under the Van Kampen name from the portfolio’s inception until May 1, 2010.

Technology Portfolio: Columbia Management Investment Advisers, LLC began managing the portfolio on May 1, 2010, and some investment policies changed at that time. Other firms managed the portfolio before that date.

International Large-Cap Portfolio: MFS Investment Management began managing the portfolio on January 1, 2004. Another firm managed the portfolio before that date.

International Value Portfolio: J.P. Morgan Investment Management Inc. began managing the portfolio on January 1, 2011, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Index Definitions

The following provides definitions of the indexes presented in the Portfolio summaries section of the prospectus. The indexes have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the U.S. Government/Credit Index. The U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Bond Index. The U.S. Government/Credit Bond Index includes Treasuries, government-related issues and corporates. The total return is equal to the change in price plus the coupon return.

Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.

Barclays Capital U.S. Government Bond Index is an index of fixed income securities issued by the U.S. government and its agencies. The total return is equal to the change in price plus the coupon return.

Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.

Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an index of U.S. Treasury issues that has maturities from one to three years. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indexes represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and NASDAQ. Results include reinvested dividends. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index no longer includes Timber REITs.

Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. Results include reinvested dividends.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

MSCI Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010, the MSCI World ex USA Index consists of 23 developed market country indices. Results include reinvested dividends.

Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.

Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It is an index of approximately 1,200 small companies with higher price-to-book ratios and forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.

Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results include reinvested dividends.

Russell Midcap Growth Index is an index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe. It includes those companies within the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Results include reinvested dividends.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include reinvested dividends.

Russell Midcap Index is an index of approximately 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

S&P Composite 1500 Index is an index made up of the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index. Results include reinvested dividends.

S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index. Results include reinvested dividends.

S&P Developed Ex-U.S. SmallCap Index is an index of the bottom 15% of approximately 12,400 companies measured by market capitalization in 83 developed countries, excluding the U.S.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corporation (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

S&P North American Technology Index is a modified-capitalization-weighted index of technology-related stocks. Results include reinvested dividends.

S&P SmallCap 600 Index covers approximately 3% of the domestic equities market and contains companies with a market capitalization in the range of $200 million to $1 billion. The index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

Composite Benchmarks: The composite benchmark for each of the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios shows the performance of a combination of the portfolio’s three broad-

ADDITIONAL INFORMATION ABOUT PORTFOLIO PERFORMANCE

based market indexes weighted according to the portfolio’s target allocations to fixed income, domestic equity and international equity securities. Each portfolio’s composite benchmark changes over time as the target allocations for the portfolio change.

OTHER FUND INFORMATION

Fund Availability

Class I shares of each applicable portfolio are offered at NAV and are available as underlying investment options for variable life insurance and variable annuity products issued or administered by Pacific Life and Pacific Life & Annuity Company (PL&A). These insurance companies actually own the Class I shares of the applicable portfolios. You do not buy, sell or exchange shares of the Fund’s portfolios — you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then invest in the Class I shares of the portfolios of the Fund according to the investment options you’ve chosen. It is possible that due to the differences in the tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund’s Board will monitor for any material conflicts and determine what action, if any, should be taken. The Class P shares are offered at NAV and are only available for investment by the Portfolio Optimization Portfolios, the Pacific Dynamix Portfolios, and PLFA and certain of its affiliates.

Policy Regarding Frequent Trading

The portfolios are intended for long-term investment through variable life insurance and annuity contracts; not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not choose the portfolios as investment options under their variable contracts. The Fund relies on any insurance company that participates in the Fund (including, Pacific Life and PL&A) to enforce the Fund’s limitations on transfers by passing through the limitations and applying them to the insurer’s variable annuity contract owners and variable life insurance policy holders as if they were investing directly in the portfolios of the Fund.

Frequent, short-term trading can disrupt the management of the Fund and its portfolios and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the portfolios’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the portfolios’ securities holdings may dilute the interests of the remaining contract owners. This in turn can have an adverse effect on the portfolios’ performance. While these issues can occur in connection with any of the portfolios, portfolios holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse. For example, holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the portfolios. The Fund has retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.

The Fund’s Board adopted a policy with respect to limitations on transfers for all portfolios of the Fund. The limitations specified below apply to all variable annuity contract owners and variable life insurance policy holders (Investors), whether natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity, but do not apply directly to the insurance company in its capacity as record shareholder:

1.	An Investor may not make more than 25 (twenty-five) transfers per calendar year.

2.	Once the 25 transfer limit is reached, one “safe harbor” transfer is permitted into the Cash Management Portfolio.

3.	An Investor may not make more than two transfers per calendar month involving portfolios which invest primarily in international securities, which currently include the Emerging Markets, International Large-Cap, International Small-Cap, and International Value Portfolios.

4.	An Investor may not make more than two transfers per portfolio per calendar month involving the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Asset Allocation Portfolio.

5.	For purposes of the above multiple transfers among the portfolios of the Fund on the same day count as one transfer.

6.	Transfers to or from a portfolio cannot be made before the seventh calendar day following the last transfer to or from the same portfolio. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Dividend Growth Portfolio on Monday, you may not make any transfers to or from that portfolio before the following Monday. Transfers to or from the Cash Management Portfolio are excluded from this limitation.

7.	Insurance companies that participate in the Fund may exclude certain transactions from the above limitations, including but not limited to: portfolio rebalancing, approved asset allocation service transactions, approved corporate owned life insurance policy rebalancing programs, dollar cost averaging, earnings sweep, loan payments and repayments, and such other transactions as the participating insurance companies determine are appropriate and disclose such exceptions in their product prospectuses and/or offering documents. Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares. See applicable prospectus and contract terms for details.

8.	Purchases and sales by any portfolio that seeks to achieve its investment goal by investing in other portfolios of the Fund (a “fund-of-funds”) is exempt from all of the above limitations.

The trading activity of individual contract owners is generally not identified to the Fund; and therefore, the ability of a portfolio to monitor exchanges made by contract owners is limited. The Fund relies principally on Pacific Life or PL&A as the issuers or administrator of the variable contracts to monitor frequent, short-term trading within a portfolio by contract owners. However, the Fund may request information from the insurance companies regarding Investors’ transfer activity to oversee the monitoring of such short-term trading activity.

Pacific Life and PL&A attempt to discourage frequent trading by imposing transaction limitations on variable contract owners and by monitoring certain large transaction activity through the variable contracts. Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares. Please see the product prospectus or offering memorandum of the relevant variable contracts for more information about these policies. There is no guarantee that Pacific Life and PL&A will be able to identify all individual contract owners who may be making frequent, short-term, or other disruptive or dilutive trades or to curtail their trading activity.

How Share Prices Are Calculated

Determination of Net Asset Value

Each portfolio of the Fund is divided into shares. The price of a portfolio’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each portfolio’s NAV is calculated by taking the total value of a portfolio’s assets (the value of the securities and other investments a portfolio holds), subtracting the liabilities, and then dividing by the number of shares outstanding. As a general principle, in determining a portfolio’s NAV, the value of a security or other investment (each an Investment) is the amount which the Fund might reasonably expect to receive for the Investment upon its current sale. Valuation of Investments held by the portfolios of the Fund is discussed in further detail below.

Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open, including days when foreign markets are closed. For purposes of calculating the NAV all Investments are generally calculated as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a Investment or the NAV determined earlier that day.

Each portfolio’s shares are purchased, sold or exchanged at the portfolio’s NAV per share next calculated after a request to buy, sell or exchange shares is received by Pacific Life or PL&A. The insurance companies pay for shares they purchase in cash. Similarly, when shares are sold or exchanged, the Fund generally pays the insurance companies for the shares in cash. However, a portfolio may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of Investments from a portfolio, in lieu of cash, in accordance with applicable rules.

NAV will not be determined on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of Investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Investment Valuation

For purposes of calculating the NAV, the value of Investments held by each portfolio is based primarily on pricing data obtained from various sources approved by the Board.

•	Domestic Equity Investments. For Domestic Equity Investments, the portfolios generally use the last reported sale price received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close.

•	Foreign Equity Investments. Foreign Equity Investments are generally priced based on data reflecting the closing of the principal markets or market participants for those Investments, which may be earlier than the NYSE close. The Fund then may adjust for

OTHER FUND INFORMATION

market events, which may occur between the close of certain foreign exchanges and the NYSE. The Fund has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models based on historical performance of markets and other considerations. Quotations of foreign Investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

•	Over-the-Counter (OTC) Investments and Certain Equity Investments. OTC Investments, including options contracts, and listed Investments for which no sales are reported, are generally valued at the mean between the most recent bid and asked prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by the Board.

•	Domestic and Foreign Fixed Income Investments. Fixed Income Investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix or other pricing processes approved by the Fund’s Board or its delegate (i.e. a valuation committee approved by the Board).

•	Money Market Instruments and Short-Term Investments. The Cash Management Portfolio’s Investments and money market instruments and short-term Investments maturing within 60 days in other portfolios are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuating an Investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency and may only be used if it approximates market value, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the Investment.

•	Portfolio Optimization and Pacific Dynamix Portfolios. The assets of each Portfolio Optimization and Pacific Dynamix Portfolio consist primarily of P shares of the applicable Underlying Portfolios they hold, which are valued at their respective NAVs at time of computation.

•	Feeder Portfolios. The NAVs of the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Asset Allocation Portfolio are determined by the Fund based upon the NAVs of the Master Funds. The NAVs of the Master Funds are determined by the management of the Master Funds and not Pacific Select Fund. For more information regarding the determination of the NAV of each Master Fund, see the Master Funds’ prospectus and statement of additional information.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Board has adopted procedures (“Fund Procedures”) that include methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such investments in accordance with alternative pricing methodologies under the Fund Procedures which may include, among others, the use of broker quotes, the use of a purchase price for an IPO, proration rates, and benchmark and matrix pricing. In the event market quotations or Board approved alternate valuation methodologies are not readily available or reliable, the value of the investments will be determined in good faith by a Trustee Valuation Committee or determined by a valuation committee approved by the Board or a delegate of the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the sale of the investments in the ordinary course, such values may differ from the value that a portfolio would actually realize if the investments were sold.

Market quotations are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

Dividends and Distributions

Each portfolio intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently.

Dividends are generally distributed according to the following schedule:

•	Fixed income portfolios (Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, PD Aggregate Bond Index and PD High Yield Bond Market Portfolios) — dividends declared and paid semi-annually.

•	All other portfolios — dividends declared and paid annually.

Dividends and/or distributions may be declared more or less frequently if it is advantageous to the portfolio and to shareholders of the portfolio.

Distribution and Service Arrangements

As noted previously, the Fund serves as an investment vehicle for variable annuity and variable life insurance products issued or administered by Pacific Life and PL&A. While there is no sales load on shares of the Fund (to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations) Pacific Select Distributors, Inc. (PSD) principal underwriter and distributor of Pacific Life’s variable insurance products or its affiliate pays substantial cash and non-cash compensation to broker-dealers that solicit applications for variable annuity contracts or variable life insurance policies issued by Pacific Life and PL&A. Some of the arrangements between PSD and the broker-dealers may be referred to as “revenue sharing” arrangements. These revenue sharing arrangements are paid out of the assets of PSD or its affiliates and are not paid directly by the portfolios.

In consideration for revenue sharing, a broker-dealer firm may be encouraged to render services to variable annuity contract and variable life insurance policy owners and may feature certain products in its sales system or give preferential access to members of its sales force or management to the detriment of other products or investment options. Refer to the product prospectus or the offering memorandum for a description of the incentives for broker-dealers, including those arising from revenue sharing arrangements with respect to the variable annuity contracts and variable life insurance policies and a further discussion of the conflicts of interest that may be created by this compensation.

In addition, PSD may pay all or a portion of the servicing fees it receives from the portfolios under the Service Plan (described below) to broker-dealers. Not all broker-dealer firms receive additional compensation, and the amount of compensation varies and revenue sharing arrangements may vary. These payments could be significant to a firm. PSD has informed the Fund that it hopes that its affiliates will benefit from compensation arrangements to broker-dealers including revenue sharing arrangements, and it hopes such arrangements will increase the Fund’s net assets. If this is the case, this could benefit the Fund and its portfolios, but would also result in additional management and other fees for PLFA (the investment adviser) and its affiliates.

Pursuant to business agreements among PSD, American Funds Distributors, Inc. (AFD), Capital Research, and (i) one with Pacific Life; and (ii) the other with PL&A, PSD will pay to AFD a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments up to $1.5 billion, 0.14% on purchase payments on next $1.5 billion and 0.10% on purchase payments made in excess under variable insurance and annuity products issued or administered by Pacific Life or PL&A through investment by the Feeder Portfolios in the Master Funds.

Class I shares of each applicable portfolio charge a service fee at an annual rate of 0.20% of the average daily net assets attributed to that share class. The fee is paid to PSD, the Fund’s distributor, in connection with services rendered or procured to or for shareholders of the Fund or their variable contract owners. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the portfolios; answering questions regarding the Fund, the portfolios, its managers and/or other service providers; payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations which assist in providing any of the services; and other services as described in the Service Plan. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.

Fund Organization

The Fund is organized as a Massachusetts business trust. Its business and affairs are managed by the Board.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable if the Fund were not able to meet its financial obligations. It is very unlikely that this will ever happen, and the Fund’s declaration of trust protects shareholders from liability.

The Fund may discontinue offering shares of any portfolio at any time or may offer shares of a new portfolio. If a portfolio were discontinued, any investment allocation to that portfolio would be allocated to another portfolio that the trustees believe would be suitable, as long as any required regulatory approvals were met.

Tax Matters

The Fund currently intends that each portfolio: (1) will qualify each year as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code; or (2) will be taxed as a partnership. A portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Insurance companies whose separate accounts invest in a portfolio taxed as a RIC would take into account for federal income tax purposes amounts (and in some cases the character of amounts) distributed by such portfolio. A portfolio taxed as a partnership is not subject to income tax, and any

OTHER FUND INFORMATION

income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a portfolio is treated as a partnership. It is expected that a variable annuity or variable life insurance contract owner would not be affected by a portfolio electing to be taxed as a partnership versus a RIC.

Each portfolio also intends to comply with diversification regulations under section 817(h) of the Code that apply to mutual funds underlying variable contracts. The American Funds Growth Portfolio, American Funds Growth-Income Portfolio and American Funds Asset Allocation Portfolio intend to comply with these diversification regulations in their respective Master Funds.

You’ll find more information about taxation in the SAI. Since the sole shareholders of the portfolios will be separate accounts of Pacific Life and PL&A, no discussion is included here concerning the federal income tax consequences at the shareholder level. For information about the federal income tax consequences to purchasers of variable contracts, see the applicable prospectus or offering memorandum.

ABOUT THE MANAGERS

This section provides information about Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the Fund, and the firms that manage the Fund’s portfolios. PLFA is a subsidiary of Pacific Life.

In its role as investment adviser, PLFA, subject to the review of the Fund’s Board, supervises the management of all of the Fund’s portfolios. PLFA manages the three Pacific Dynamix Portfolios and the five Portfolio Optimization Portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Cash Management and High Yield Bond Portfolios under that name. To manage the other portfolios, with the exception of the American Funds Growth Portfolio, American Funds Growth-Income Portfolio and American Funds Asset Allocation Portfolio (each a Feeder Portfolio, and collectively, the Feeder Portfolios), PLFA has retained other management firms (managers), many of which have a worldwide market presence and extensive research capabilities. Each Feeder Portfolio invests all of its assets in a Master Fund; therefore, PLFA has not retained other managers to manage the assets of the Feeder Portfolios. PLFA is considered the adviser to the Feeder Portfolios and oversees the performance of the Master Funds. Information about the management of the Master Funds is noted below. PLFA may in the future determine to invest the assets of the Feeder Portfolios in other Master Funds, manage the assets of the Feeder Portfolios directly, or hire sub-advisers to manage the assets of the Feeder Portfolios, without seeking shareholder approval.

Under an exemptive order from the Securities Exchange Commission (SEC), PLFA and the Fund can hire, terminate and replace the managers (except, as a general matter, managers affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected portfolio will be sent information about the change.

Each portfolio pays PLFA a management fee for the services it provides as investment adviser (see management fee table below). PLFA uses part of the management fee to pay for the services of the management firms. Each portfolio also pays its prorata share of the costs of its operations including, among others, the costs of custody, audit and legal, as well as for other support services provided through a support services agreement. Pursuant to the Fund’s service plan, Class I shares of a portfolio pay Pacific Select Distributors, Inc. (PSD), the Fund’s distributor, a service fee in connection with services rendered or procured to or for Class I shareholders of the Fund or their variable contract owners. A discussion regarding the basis for the Fund Board’s approval of the Fund’s investment advisory contract and sub-advisory contracts, as applicable, is available in the Fund’s annual and semi-annual reports to shareholders, as applicable.

Annual Management Fee
Portfolio	(as a percentage of daily net assets)

Small-Cap Growth	0.60% of first $4 billion
0.58% on excess

International Small-Cap[1]	0.85% of first $1 billion
0.82% of next $1 billion
0.79% of next $2 billion
0.77% on excess

Mid-Cap Value	0.70% of first $1 billion
0.65% of next $1 billion
0.60% on excess

Equity Index	0.05% of first $4 billion
0.03% on excess

Small-Cap Index	0.30% of first $4 billion
0.28% on excess

Annual Management Fee
Portfolio	(as a percentage of daily net assets)

American Funds Asset Allocation[2]	0.75% of first $1 billion
American Funds Growth[2]	0.72% of next $1 billion
American Funds Growth-Income[2]	0.69% of next $2 billion
Floating Rate Loan[3]	0.67% on excess
Small-Cap Equity
Small-Cap Value

PD Large-Cap Growth Index	0.14% of first $300 million
PD Large-Cap Value Index	0.12% on excess
PD Small-Cap Growth Index
PD Small-Cap Value Index

Large-Cap Value	0.65% of first $100 million
0.61% of next $900 million
0.58% of next $3 billion
0.56% on excess

0.90% of first $1 billion
Health Sciences	0.87% of next $1 billion
Technology	0.84% of next $2 billion
0.82% on excess

PD International Large-Cap	0.25% of first $100 million
0.20% on excess

PD Emerging Markets	0.60% of first $50 million
0.35% on excess

Comstock[4]	0.75% of first $100 million
Focused 30	0.71% of next $900 million
Large-Cap Growth[5]	0.68% of next $3 billion
0.66% on excess

Growth LT	0.55% of first $4 billion
0.53% on excess

Long/Short Large-Cap	1.00% of first $4 billion
0.98% on excess

International Value	0.65% of first $4 billion
Mid-Cap Equity	0.63% on excess

International Large-Cap	0.85% of first $100 million
0.77% of next $900 million
0.75% of next $3 billion
0.73% on excess

Mid-Cap Growth	0.70% of first $4 billion
0.68% on excess

Real Estate	0.90% of first $100 million
0.82% of next $900 million
0.80% of next $3 billion
0.78% on excess

Main Street Core	0.45% of first $4 billion
0.43% on excess

Emerging Markets	0.80% of first $4 billion
0.78% on excess

Diversified Bond	0.40% of first $4 billion
High Yield Bond	0.38% on excess
Inflation Managed
Managed Bond
Short Duration Bond

Cash Management	0.20% of first $250 million
0.15% of next $250 million
0.10% of next $3.5 billion
0.08% on excess

Pacific Dynamix — Conservative Growth	0.20%
Pacific Dynamix — Moderate Growth
Pacific Dynamix — Growth

ABOUT THE MANAGERS

Annual Management Fee
Portfolio	(as a percentage of daily net assets)

Portfolio Optimization Conservative Portfolio[6]	0.10%
Portfolio Optimization Moderate-Conservative Portfolio[6]
Portfolio Optimization Moderate Portfolio[6]
Portfolio Optimization Growth Portfolio[6]
Portfolio Optimization Aggressive-Growth Portfolio[6]

PD Aggregate Bond Index	0.16% of first $50 million
0.15% of next $50 million
0.14% on excess

PD High Yield Bond Market	0.35% of first $50 million
0.22% of next $50 million
0.14% on excess

Dividend Growth	0.70% of first $100 million
0.66% of next $900 million
0.63% of next $3 billion
0.61% on excess

Inflation Protected	0.40% of first $200 million
0.35% of next $800 million
0.34% of next $1 billion
0.33% on excess

[1]	PLFA has agreed to waive 0.02% of its management fee through April 30, 2012 as long as Batterymarch Financial Management remains the manager of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[2]	PLFA voluntarily agreed to waive a portion of its advisory fees for each Feeder Portfolio so that its total annual investment advisory fee does not exceed 0.41% until the earlier of April 30, 2012 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue to waive its advisory fees after that date. As a shareholder of the Master Funds, each Feeder Portfolio also pays an advisory fee, and other expenses of the Master Fund.

[3]	PLFA has agreed to waive 0.10% of its management fee through April 30, 2012 as long as Eaton Vance remains the manager of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[4]	PLFA has agreed to waive 0.015% of its management fee through April 30, 2012 as long as Invesco Advisers, Inc. remains the manager of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[5]	PLFA has agreed to waive 0.025% of its management fee through April 30, 2012 as long as UBS Global AM remains the manager of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[6]	PLFA has agreed to waive its management fee of 0.10% through April 30, 2013. There is no guarantee that PLFA will continue such waiver after that date.

The table that follows provides information about each manager and biographical information for each individual team member (portfolio manager) responsible for making investment decisions for the portfolio, including their primary title with the applicable manager (or affiliate) and positions held during the past five years. Some of the portfolio managers could change from time to time. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the particular portfolio, unless there is only one portfolio manager listed which indicates that he or she is primarily responsible for that particular portfolio. With respect to each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and ownership of securities in the managed portfolio. Also, with respect to the portfolio managers listed for the Feeder Portfolios, the American Funds Insurance Series’ statement of additional information provides additional information about compensation, other accounts managed and ownership of securities of each of the Master Funds.

Batterymarch Financial Management, Inc.

John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116

Batterymarch Financial Management, Inc. (Batterymarch) specializes in equity investments and is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2010, total assets under management were approximately $23.3 billion.

INTERNATIONAL SMALL-CAP PORTFOLIO	This portfolio is managed by Batterymarch’s developed markets team.

Adam J. Petryk, CFA	Deputy chief investment officer and senior portfolio manager of Batterymarch’s developed markets team since 2011. Prior to this, Mr. Petryk was senior director and global investment strategist of Batterymarch’s global developed markets equity team from 2007 to 2010. Prior to this, Mr. Petryk was the chief investment officer of Legg Mason Canada Inc. from 2007 to 2009, the deputy chief investment officer of Legg Mason Canada Inc. from 2005 to 2007 and vice president of quantitative management of Legg Mason Canada Inc. from 2004 to 2005. He has over 14 years of investment experience and a BS and MS from the University of Waterloo (Canada).

Stephen A. Lanzendorf, CFA	Deputy chief investment officer and senior portfolio manager of Batterymarch’s developed markets team since 2011. Prior to this, Mr. Lanzendorf was director and senior portfolio manager of Batterymarch’s U.S. team from 2006 to 2010. He has over 26 years of investment experience and a BS and MS from the Massachusetts Institute of Technology.

Christopher W. Floyd, CFA	Portfolio manager of Batterymarch’s global developed markets equity team/developed markets team since 2003. Mr. Floyd has over 12 years of investment experience and has a BA from Dartmouth College and an MBA from Cornell University.
BlackRock Capital Management, Inc.

100 Bellevue Parkway, Wilmington, Delaware 19809
BlackRock Capital Management, Inc. (BlackRock Capital) is a registered investment adviser organized in Delaware and is an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the U.S. BlackRock Inc. is an affiliate of The PNC Financial Services Group, Inc. As of December 31, 2010, BlackRock Capital’s total assets under management, including its affiliates, were approximately $3.56 trillion.

MID-CAP VALUE PORTFOLIO

Anthony F. Forcione, CFA	Managing director of BlackRock Capital since 2010, portfolio manager and member of BlackRock Capital’s small and mid-capitalization value equity team since 2005. Mr. Forcione manages BlackRock Capital’s mid-capitalization value portfolios. He was director of BlackRock Capital from 2005-2010. Prior to joining BlackRock Capital, Mr. Forcione was a vice president and portfolio manager with State Street Research & Management Company (SSR) from 2003 to 2005 and has over 19 years of investment experience. He has a BS from Boston College.

ABOUT THE MANAGERS

BlackRock Investment Management, LLC

800 Scudders Hill Road, Plainsboro, New Jersey 08536

BlackRock Investment Management, LLC (BlackRock) is an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the U.S. BlackRock Inc. is an affiliate of PNC Financial Services Group, Inc. BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2010, BlackRock’s, including its affiliates, total assets under management were approximately $3.56 trillion.

EQUITY INDEX PORTFOLIO SMALL-CAP EQUITY PORTFOLIO SMALL-CAP INDEX PORTFOLIO	The portfolio is managed by BlackRock’s quantitative index management team.

Christopher Bliss, CFA, CPA	Managing director and portfolio manager of BlackRock since 2009 and member of BlackRock’s institutional index equity team since 2004. Mr. Bliss was promoted to the head of the Institutional Index Equity portfolio management team in 2011. Prior to this role, he was team lead of several indexed and enhanced emerging markets products at Barclays Global Investor (BGI) from 2005 to 2009, when it merged with BlackRock, and subsequently at BlackRock from 2009 to 2011. Mr. Bliss has over 14 years of investment experience. He has a BS from Northern Illinois University and an MBA from the University of Chicago.

Jennifer Hsui, CFA	Managing director and portfolio manager of BlackRock since 2011 and member of BlackRock’s institutional index equity team since 2006. Ms. Hsui was team lead of the domestic institutional equity funds at BGI from 2006 to 2009, when it merged with BlackRock. She has over 10 years of investment experience. Ms. Hsui has a BS from the University of California, Berkley.

Creighton Jue, CFA	Managing director of BlackRock since 2010 and portfolio manager of BlackRock’s institutional index equity portfolio management group since 2000. Mr. Jue heads the BlackRock’s alternative beta group within their institutional index portfolio management team which focuses on global index plus strategies. Previously, he was team lead for the developed international market index funds at BGI from 2000 to 2009, when it merged with BlackRock. Mr. Jue has over 16 years of investment experience. He has a BS from the University of California, Irvine.

Edward Corallo	Managing director of BlackRock and member of BlackRock’s institutional index equity team since 2009. Mr. Corallo was head of the institutional indexing group at Barclays Global Investors (BGI) from 2007 to 2009, when it merged with BlackRock, and portfolio manager of BGI from 1999 to 2009. He has over 12 years of investment experience. Mr. Corallo has a BS from San Diego State University and an MBA from the University of San Diego.

PD LARGE-CAP GROWTH INDEX PORTFOLIO PD LARGE-CAP VALUE INDEX PORTFOLIO PD SMALL-CAP GROWTH INDEX PORTFOLIO PD SMALL-CAP VALUE INDEX PORTFOLIO	These portfolios are managed by BlackRock’s quantitative index management team.

Christopher Bliss, CFA, CPA	Managing director and portfolio manager of BlackRock since 2009 and member of BlackRock’s institutional index equity team since 2004. Mr. Bliss was promoted to the head of the Institutional Index Equity portfolio management team in 2011. Prior to this role, he was team lead of several indexed and enhanced emerging markets products at Barclays Global Investor (BGI) from 2005 to 2009, when it merged with BlackRock, and subsequently at BlackRock from 2009 to 2011. Mr. Bliss has over 14 years of investment experience. He has a BS from Northern Illinois University and an MBA from the University of Chicago.

Jennifer Hsui, CFA	Managing director and portfolio manager of BlackRock since 2011 and member of BlackRock’s institutional index equity team since 2006. Ms. Hsui was team lead of the domestic institutional equity funds at BGI from 2006 to 2009, when it merged with BlackRock. She has over 10 years of investment experience. Ms. Hsui has a BS from the University of California, Berkley.

Creighton Jue, CFA	Managing director of BlackRock since 2010 and portfolio manager of BlackRock’s institutional index equity portfolio management group since 2000. Mr. Jue heads the BlackRock’s alternative beta group within their institutional index portfolio management team which focuses on global index plus strategies. Previously, he was team lead for the developed international market index funds at BGI from 2000 to 2009, when it merged with BlackRock. Mr. Jue has over 16 years of investment experience. He has a BS from the University of California, Irvine.

Edward Corallo	Managing director of BlackRock and member of BlackRock’s institutional index equity team since 2009. Mr. Corallo was head of the institutional indexing group at Barclays Global Investors (BGI) from 2007 to 2009, when it merged with BlackRock, and portfolio manager of BGI from 1999 to 2009. He has over 12 years of investment experience. Mr. Corallo has a BS from San Diego State University and an MBA from the University of San Diego.

Capital Research and Management Company

333 South Hope Street, Los Angeles, California 90071

Capital Research and Management Company (Capital Research), an experienced investment management organization founded in 1931, serves as investment adviser to the Master Funds and other mutual funds, including the American Funds. Capital Research is a wholly-owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2010, Capital Research’s total assets under management were approximately $1 trillion.

Capital Research manages the Growth-Income Fund, the Growth Fund and the Asset Allocation Fund, which are series of American Funds Insurance Series®, a registered open-end investment company. American Funds is a registered trademark of American Funds Distributors, Inc. Capital Research uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a master fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a master fund’s portfolio. All investment decisions are made within the parameters established by the Master Funds’ objective(s) and the policies and oversight of Capital Research. The following information pertains to three series of the American Funds Insurance Series®.

GROWTH FUND

Donnalisa Parks Barnum	Senior vice president of Capital World Investors. Ms. Barnum has over 30 years of investment experience, 25 of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 8 years.

Gregg E. Ireland	Senior vice president of Capital World Investors. Mr. Ireland has over 39 years of investment experience, all of which were acquired at Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 5 years.

Gregory D. Johnson	Senior vice president of Capital World Investors. Mr. Johnson has over 18 years of investment experience, all of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 4 years.

Michael T. Kerr	Senior vice president of Capital World Investors. Mr. Kerr has over 28 years of investment experience, 26 of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 6 years.

Ronald B. Morrow	Senior vice president of Capital World Investors. Mr. Morrow has over 43 years of investment experience, 14 of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 8 years (plus 6 years of prior experience as an investment analyst for the Master Fund).

GROWTH-INCOME FUND

James K. Dunton	Vice chairman of the board of American Funds Insurance Series and senior vice president of Capital Research Global Investors. Mr. Dunton has over 49 years of investment experience, all of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 25 years.

Donald D. O’Neal	President and trustee of American Funds Insurance Series and senior vice president of Capital Research Global Investors. Mr. O’Neal has over 26 years of investment experience, all of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 6 years.

C. Ross Sappenfield	Senior vice president of American Funds Insurance Series and senior vice president of Capital Research Global Investors. Mr. Sappenfield has over 19 years of investment experience, all of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 12 years.

J. Blair Frank	Senior vice president of Capital Research Global Investors. Mr. Frank has over 18 years of investment experience, 17 of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 5 years.

Claudia P. Huntington	Senior vice president of Capital Research Global Investors. Ms. Huntington has over 38 years of investment experience, 36 of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 17 years (plus 5 years of prior experience as an investment analyst for the Master Fund).

Dylan J. Yolles	Senior vice president of Capital Research Global Investors. Mr. Yolles has over 14 years of investment experience, 11 of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 6 years (plus 5 years of prior experience as an investment analyst for the Master Fund).

ABOUT THE MANAGERS

Capital Research and Management Company (continued)
ASSET ALLOCATION FUND

Alan N. Berro	Senior vice president of American Funds Insurance Series and senior vice president of Capital World Investors. Mr. Berro has over 25 years of investment experience, 20 of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 11 years.

David A. Daigle	Senior vice president of the fixed income area of Capital Research Company. Mr. Daigle has over 17 years of investment experience, all of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 2 years.

Jeffrey T. Lager	Senior vice president of Capital World Investors. Mr. Lager has over 16 years of investment experience, 15 of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 4 years.

James R. Mulally	Senior vice president of the fixed income area of Capital Research. Mr. Mulally has over 35 years of investment experience, 31 of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 5 years.

Eugene P. Stein	Senior vice president of Capital World Investors. Mr. Stein has over 40 years of investment experience, 39 of which have been with Capital Research or its affiliates, and has been a portfolio counselor of the Master Fund for over 3 years.
ClearBridge Advisors, LLC

620 Eighth Avenue, New York, New York 10018

ClearBridge Advisors, LLC (ClearBridge), a wholly-owned subsidiary of Legg Mason, Inc., provides investment advisory services to institutional investors and individuals. As of December 31, 2010, ClearBridge’s total assets under management were approximately $56.7 billion.

LARGE-CAP VALUE PORTFOLIO

Robert Feitler	Managing director of ClearBridge since 2005 and director of ClearBridge since 2003. Mr. Feitler has over 16 years of investment experience. He has a BA from Haverford College and an MBA from the University of Wisconsin.

Dmitry Khaykin	Managing director of ClearBridge since 2008, director and portfolio manager of ClearBridge since 2007. From 2003 to 2007, Mr. Khaykin was sector research analyst of ClearBridge. He has over 14 years of investment experience in the management and analysis of U.S. equities. Mr. Khaykin has a BA from New York University and an MBA from The Wharton School at the University of Pennsylvania.
Columbia Management Investment Advisers, LLC

100 Federal Street, Boston, Massachusetts 02110

Columbia Management Investment Advisers, LLC (CMIA) (formerly known as RiverSource Investments LLC). CMIA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMIA is registered as an investment advisor with the SEC and is an indirect, wholly-owned subsidiary of Ameriprise Financial, Inc. As of December 31, 2010, CMIA’s total assets under management were approximately $322 billion.

TECHNOLOGY PORTFOLIO

Paul H. Wick	Portfolio manager since 1990 at CMIA. Mr. Wick has since 1989 lead the Seligman Technology Group at CMIA, which manages public and private technology assets. Prior to RiverSource’s acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in 2008, Mr. Wick was a managing director of Seligman, which he had joined in 1987. He has over 23 years of investment experience. Mr. Wick has a BA from Duke University and an MBA from the Fuqua School of Business at Duke University.

Richard M. Parower, CFA	Technology team member since 2000 and portfolio manager since 2002 at CMIA. Prior to RiverSource’s acquisition of Seligman in 2008, Mr. Parower was a managing director of Seligman, which he had joined in 2000. He has over 20 years of investment experience. Mr. Parower has a BA from Washington University and an MBA from Columbia University.

Sangeeth Peruri	Technology team member since 2000 and portfolio manager since 2006 at CMIA. Prior to RiverSource’s acquisition of Seligman in 2008, Mr. Peruri was a managing director of Seligman, which he had joined in 2000. He has over 13 years of investment experience. Mr. Peruri has a BA from Brown University.

Vishal Saluja	Technology team member since 2011 and portfolio manager since 2010 at CMIA. Mr. Saluja’s expertise is in both health care investing and technology investing. Prior to RiverSource’s acquisition of Seligman in 2008, he was a managing director/portfolio manager at Seligman, leading a long/short health care sector fund, since 2004. Mr. Saluja joined Seligman as an analyst in 2001. He has over 20 years of investment industry experience. Mr. Saluja has a BS from The Wharton School at the University of Pennsylvania, a BAS from the University of Pennsylvania’s School of Engineering, and an MBA from Stanford University’s Graduate School of Business.

Columbia Management Investment Advisers, LLC (continued)
Sushil Wagle	Technology team member since 2011 at CMIA and portfolio manager since 2008 at CMIA, responsible for analyzing companies in the enterprise hardware and storage, and telecommunications services sectors. Prior to RiverSource’s acquisition of Seligman in 2008, Mr. Wagle was a portfolio manager since 2000, and vice president of information technology from 1998 to 2000, where he oversaw that firm’s global telecommunications and business applications infrastructure, including support and budgeting responsibilities. He has over 10 years of investment experience. Mr. Wagle has a BS and an MS from Stevens Institute of Technology.
Dimensional Fund Advisors LP

6300 Bee Cave Road, Building One, Austin, Texas 78746

Dimensional Fund Advisors LP (DFA) is an SEC registered investment adviser. DFA and its affiliates had approximately $206 billion in assets under management, for a wide variety of institutional clients and clients of registered investment advisors as of December 31, 2010.

PD INTERNATIONAL LARGE-CAP PORTFOLIO PD EMERGING MARKETS PORTFOLIO

Joseph H. Chi, CFA	Vice president of DFA since 2009, portfolio manager since joining DFA in 2005 and a member of DFA’s investment committee since 2011. Mr. Chi has over 14 years of investment experience. He has a BA and an MBA from the University of California, Los Angeles and a JD from the University of Southern California.

Stephen A. Clark	Vice president of DFA since 2004, senior portfolio manager, chairman of DFA’s investment committee and responsible for DFA’s portfolio management group since 2006. Mr. Clark has over 15 years of investment experience. He has a BS from Bradley University and an MBA from the University of Chicago.

Jed S. Fogdall	Vice president of DFA since 2008, portfolio manager since joining DFA in 2004 and a member of DFA’s investment committee since 2011. Mr. Fogdall is a member of DFA’s investment committee and has over 7 years of investment experience. He has a BS from Purdue University and an MBA from the University of California, Los Angeles.
Karen E. Umland, CFA	Vice president of DFA since 1997, senior portfolio manager of DFA since 1998, and member of DFA’s investment committee since 1998. Ms. Umland has over 21 years of investment experience. She has a BA from Yale University and an MBA from the University of California, Los Angeles.

DFA uses a team approach to manage the portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by DFA’s Investment Committee. The DFA portfolio managers and portfolio traders also make daily investment decisions regarding the portfolios, including running buy and sell programs, based on the parameters established by the Investment Committee. The portfolio managers named above coordinate the efforts of all other DFA portfolio managers with respect to the day-to-day management of the portfolios.

Eaton Vance Management

Two International Place, Boston, Massachusetts 02110

Eaton Vance Management (Eaton Vance) has been managing assets since 1924 and managing mutual funds since 1931. As of December 31, 2010, Eaton Vance and its affiliates had total assets under management of approximately $185 billion.

FLOATING RATE LOAN PORTFOLIO

Scott H. Page, CFA	Vice president of Eaton Vance since 1996, director of Eaton Vance’s bank loan team since 2007 and portfolio manager of Eaton Vance’s senior loan funds since 1996. Mr. Page has over 28 years of investment experience. He has a BA from Williams College and an MBA from the Amos Tuck School at Dartmouth College.

Andrew Sveen, CFA	Vice president, head trader and portfolio manager of Eaton Vance’s senior loan funds. Mr. Sveen has been a member of Eaton Vance’s bank loan team since 1999. He has over 16 years of investment experience, a BA from Dartmouth College and an MBA from the William Simon School of Business Finance.

Craig P. Russ	Vice president and portfolio manager of Eaton Vance’s senior loan funds. Mr. Russ is a co-manager for several Eaton Vance senior loan funds and has been a member of Eaton Vance’s bank loan team since 1997. He has over 25 years of investment experience and has a BA from Middlebury College.

ABOUT THE MANAGERS

Franklin Advisory Services, LLC

One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024

Franklin Advisory Services, LLC (Franklin) is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2010, Franklin’s total assets under management were approximately $670.7 billion.

SMALL-CAP EQUITY PORTFOLIO

William J. Lippman	President of Franklin since 1999 and portfolio manager of Franklin since 1988. Mr. Lippman has joint authority over all aspects of the portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. He has over 51 years of investment experience. Mr. Lippman has a BBA from City College of New York and an MBA from New York University.

Y. Dogan Sahin, CFA	Portfolio manager of Franklin since 2007 and research analyst of Franklin since 2001. Mr. Sahin has joint authority over all aspects of the portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. He has over 9 years of investment experience. Mr. Sahin has a BA from Carleton College and an MA from the University of California at Berkley.

Bruce C. Baughman, CPA	Senior vice president of Franklin since 1999 and portfolio manager of Franklin since 1988. Mr. Baughman provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He has over 26 years of investment experience. Mr. Baughman has a BA from Stanford University and an MS from New York University.

Margaret McGee	Vice president of Franklin since 1999. Ms. McGee provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She has over 26 years of investment experience. Ms. McGee has a BA and an MBA from William Paterson University.

Donald G. Taylor, CPA	Senior vice president of Franklin since 1999 and portfolio manager of Franklin since 1996. Mr. Taylor provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He has over 26 years of investment experience. Mr. Taylor has a BS from The Wharton School at the University of Pennsylvania.

They are assisted by Franklin’s equity management team.
Fred Alger Management, Inc.

111 Fifth Avenue, New York, New York 10003

Founded in 1964, Fred Alger Management, Inc. (Alger) is a leading asset management firm offering investment advisory services to separately managed, sub-advised and wrap accounts. Alger is a direct subsidiary of Fred Alger & Company, Incorporated that offers mutual funds as well as institutional funds for defined benefit and defined contribution plans. Over four decades, Alger has continued its tradition of independent research and style purity. As of December 31, 2010, Alger had approximately $10.2 billion in mutual fund assets under management as well as $5.1 billion in other assets.

SMALL-CAP GROWTH PORTFOLIO

Jill Greenwald, CFA	Executive vice president and portfolio manager since 2001. Ms. Greenwald has over 24 years of investment experience. She has a BA from Yale University and an MBA from New York University.

Invesco Advisers, Inc.

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

Invesco Advisers, Inc. (Invesco) is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2010, Invesco’s, including its affiliates, total assets under management were approximately $616.5 billion.

COMSTOCK PORTFOLIO	As lead portfolio manager, Mr. Holt generally has final authority over all aspects of the portfolio’s investments.

Kevin C. Holt, CFA	Portfolio manager of Invesco and/or its affiliates since June 2010. Managing director and portfolio manager of Morgan Stanley Investment Management Inc. (MSIM) from 1999 to May 2010. Mr. Holt has over 21 years of investment experience. He has a BA from the University of Iowa and an MBA from the University of Chicago.

Jason S. Leder, CFA	Portfolio manager of Invesco and/or its affiliates since June 2010. Managing director and portfolio manager of MSIM from 1995 to May 2010. Mr. Leder joined Van Kampen in 1995 and has over 21 years of investment experience. He has a BA from the University of Texas at Austin and an MBA from Columbia University.

Devin E. Armstrong, CFA	Portfolio manager of Invesco and/or its affiliates since June 2010. Vice president and portfolio manager of MSIM from 2004 to May 2010. Mr. Armstrong has over 12 years of investment experience. He has a BS from the University of Illinois and an MBA from Columbia University.

Invesco Advisers, Inc. (continued)
James N. Warwick	Portfolio manager of Invesco and/or its affiliates since June 2010. Executive director and portfolio manager of MSIM from 2002 to May 2010. Mr. Warwick has over 18 years of investment experience. He has a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

Matthew Seinsheimer, CFA	Portfolio manager of Invesco and/or its affiliates since 2000. Mr. Seinsheimer joined Invesco as a senior analyst in 1998. He has over 18 years of investment experience. Mr. Seinsheimer has a BA from Southwestern Methodist University and an MBA from The University of Texas at Austin.
J.P. Morgan Investment Management Inc.

270 Park Avenue, New York, New York 10017

J.P. Morgan Investment Management Inc. (JP Morgan) is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global services firm. JP Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2010, JP Morgan’s, including all advisory affiliates, total assets under management were approximately $1.3 trillion.

INTERNATIONAL VALUE PORTFOLIO	This portfolio is managed by a portfolio management team. The team is led by Mr. Woort-Menker.

Gerd Woort-Menker, CFA	Managing director of J.P. Morgan since 1996, senior portfolio manager of J.P. Morgan’s global equities team since 2001 and is currently lead manager of the team’s value strategies. Mr. Woort-Menker has managed J.P. Morgan’s international and global equity portfolios since 2001 and has managed J.P. Morgan’s international value strategy since its inception in 2002. He has been employed by J.P. Morgan since 1987. Mr. Woort-Menker has a BA from Muenster University and an MA from Freiburg University.

LONG/SHORT LARGE-CAP PORTFOLIO

Thomas Luddy, CFA	Managing director and portfolio manager of JP Morgan’s U.S. equity group since 1982 and co-portfolio manager of the JP Morgan large-cap core 130/30 strategy since 2004 (inception). Mr. Luddy has over 34 years of investment experience. He has a BS from St. Peter’s College and an MBA from The Wharton School of the University of Pennsylvania.

Susan Bao, CFA	Managing director of JP Morgan since 2009, co-portfolio manager of JP Morgan’s U.S. equity group since 2002 and co-portfolio manager of the JP Morgan large-cap core 130/30 strategy since 2004 (inception). From 2002 to 2009, Ms. Bao was vice president of JP Morgan. Ms. Bao has over 13 years of investment experience. She has a BA in finance from New York University, Stern School of Business and a BS from Centenary College.

Terance Chen, CFA	Managing director of JP Morgan since 2010 and portfolio manager of JP Morgan’s U.S. equity group since 2000. Mr. Chen is responsible for the management of several long/short strategies including JP Morgan’s research market neutral since 2000, JP Morgan’s research 130/30 since 2007, and JP Morgan’s research total return since 2008. He was a member of JP Morgan’s portfolio management team for their research enhanced index strategies from 2000 to 2009. Mr. Chen has over 16 years of investment experience and has a BS from New York University’s School of Business.
Janus Capital Management LLC

151 Detroit Street, Denver, Colorado 80206

Janus Capital Management LLC, together with its predecessors, (Janus) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (JCGI), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2010, JCGI’s total assets under management were approximately $169.5 billion.

GROWTH LT PORTFOLIO

Jonathan D. Coleman, CFA	Co-chief investment officer of Janus and co-portfolio manager of the Janus retail equivalent since 2007. Mr. Coleman joined Janus in 1994 as a research analyst. He has been portfolio manager for other Janus advised mutual funds since 1997. He has over 17 years of investment experience and a BA from Williams College.

Mr. Coleman, as lead portfolio manager, has the authority to exercise final decision-making on the overall portfolio.

Daniel Riff	Co-portfolio manager of Janus and co-portfolio manager of the Janus retail equivalent since 2007 and manages other Janus advised mutual funds. Mr. Riff joined Janus in 2003 as an analyst. He has over 7 years of investment experience. Mr. Riff has a BA from Williams College and an MBA from The Wharton School at the University of Pennsylvania.

FOCUSED 30 PORTFOLIO
Ron Sachs, CFA	Portfolio manager of other Janus accounts since 2000. Mr. Sachs joined Janus in 1996 as a research analyst. He has over 14 years of investment experience. He has a BA from Princeton University and a JD from the University of Michigan.

ABOUT THE MANAGERS

Jennison Associates LLC

466 Lexington Avenue, New York, New York 10017

Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.) (Jennison) was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. Jennison is organized under the laws of Delaware as a single member limited liability company and is an indirectly, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2010, Jennison’s total assets under management were approximately $123 billion.

HEALTH SCIENCES PORTFOLIO

David Chan, CFA	Managing director and portfolio manager of Jennison since 1999. Mr. Chan has over 22 years of investment experience. He has a BA from Harvard University and an MBA from Columbia University.
Mr. Chan generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Michael A. Del Balso	Managing director and portfolio manager of Jennison since 1999. Mr. Del Balso has over 42 years of investment experience. He has a BS from Yale University and an MBA from Columbia University.
Lazard Asset Management LLC

30 Rockefeller Plaza, New York, New York 10112

Lazard Asset Management LLC (Lazard), is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (LF & Co.), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Lazard and its affiliates provide investment management services to client discretionary accounts. As of December 31, 2010, Lazard’s, including its affiliates, total assets under management were approximately $140.6 billion.

LF & Co. originated as a partnership in 1848 and became one of the first global investment banks. Today, LF & Co., directly or through affiliates, provides financial advisory services to both institutional and private clients regarding investment banking, corporate finance, alternative investments and real estate finance. LF & Co. established Lazard as its investment management division and was registered with the Securities and Exchange Commission as an investment advisor on May 1, 1970. Lazard, an indirect subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience in both U.S. and non-U.S. portfolios. The firm offers investors an array of equity, fixed income, and alternative investment products.

MID-CAP EQUITY PORTFOLIO

Robert A. Failla, CFA	Managing director of Lazard since 2011, portfolio manager/analyst of Lazard’s U.S. mid-cap equity, strategic equity, strategic equity concentrated and global equity portfolio teams since 2003. Mr. Failla was director of Lazard from 2007 to 2010. He has over 18 years of investment experience. Mr. Failla has a BA from Harvard University and an MBA from New York University, Stern School of Business.

Christopher H. Blake	Managing director and portfolio manager of Lazard since 2002. Mr. Blake has over 16 years of investment experience. He has a BSBA from the University of Denver.

Daniel P. Breslin	Director of Lazard since 2009, portfolio manager/analyst of Lazard’s U.S. mid cap equity team since 2010 and U.S. small-mid cap equity team since 2007, focusing on the financials, utilities, healthcare and interest rate sensitive industries. Mr. Breslin has over 18 years of investment experience. He has a BA from Rutgers University and an MBA from Pace University.

Martin Flood	Director, portfolio manager/analyst of Lazard since 1996. Mr. Flood has over 18 years of investment experience. He has a BS from St. John’s University.

Andrew D. Lacey	Deputy chairman and portfolio manager of Lazard since 1996. Mr. Lacey has over 15 years of investment experience. As deputy chairman, he is ultimately responsible for overseeing this portfolio. He has a BA from Wesleyan University and an MBA from Columbia University.
MFS Investment Management

500 Boylston Street, Boston, Massachusetts 02116

Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority owned subsidiary of Sun Life Financial Inc., a diversified financial services company. As of December 31, 2010, total assets under management of MFS and its advisory affiliates were approximately $219 billion.

INTERNATIONAL LARGE-CAP PORTFOLIO

Daniel Ling, CFA	Investment officer and portfolio manager of MFS since 2009. From 2006-2009, Mr. Ling was a global equity research analyst of MFS. From 2001-2006, he worked as an investment manager for Lion Capital Management in Singapore. He has over 12 years of investment experience. Mr. Ling, who is based in Singapore, has a BA from Nanyang Technological University.

Marcus L. Smith	Investment officer and portfolio manager of MFS since 2001. Mr. Smith has over 15 years of investment experience. He has a BS from Mount Union College and an MBA from the University of Pennsylvania.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue, New York, New York 10036

Morgan Stanley Investment Management Inc. (MSIM) conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of MSIM, is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services. MSIM’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo. As of December 31, 2010, MSIM’s, including its affiliated asset management companies, total assets under management were approximately $272.2 billion.

MID-CAP GROWTH PORTFOLIO	This portfolio is managed by MSIM’s growth team.

Dennis P. Lynch	Managing director and portfolio manager of MSIM since 1998. Mr. Lynch has over 17 years of investment experience. He has a BA from Hamilton College and an MBA from Columbia University.

David S. Cohen	Managing director and portfolio manager of MSIM since 1993. Mr. Cohen has over 23 years of investment experience. He has a BS from Pace University.

Sam G. Chainani, CFA	Managing director and portfolio manager of MSIM since 2004. He has over 15 years of investment experience. He has a BS from Binghamton University.

Alexander T. Norton	Executive director and portfolio manager of MSIM since 2005. He has over 16 years of investment experience. He has a BS from the University of Pennsylvania and an MBA from Columbia University.

Jason C. Yeung, CFA	Managing director and portfolio manager of MSIM since 2007, investor of the MSIM growth team from 2004 to 2007 and research analyst and member of MSIM’s U.S. research group from 2002 to 2004. Mr. Yeung has over 14 years of investment experience. He has a BA from Johns Hopkins University and a MA from the University of Cambridge.
Armistead B. Nash	Executive director, portfolio manager and senior investor of MSIM since 2008, investor of the MSIM growth team from 2004 to 2007, and member of the U.S. research group from 2002 to 2004. Mr. Nash has over 11 years of investment experience. He has a BA from the University of Virginia and an MBA from Darden School of Business at the University of Virginia.

REAL ESTATE PORTFOLIO	The portfolio is managed by MSIM’s real estate team.

Theodore R. Bigman	Managing director and lead portfolio manager of MSIM’s real estate portfolio since 1999. Mr. Bigman has over 23 years of investment experience. He has a BA from Brandeis University and an MBA from Harvard Business School.

MSIM’s real estate team determines the investment strategy, establishes asset-allocation frameworks, and directs the implementation of investment strategy. Each member of the team is responsible for a specific component of the investment process, including coverage of certain real estate sectors.
NFJ Investment Group LLC

2100 Ross Avenue, Suite 700, Dallas, Texas 75201

NFJ Investment Group LLC (NFJ) provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor to NFJ, commenced operations in 1989. NFJ is an indirect subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2010, NFJ’s total assets under management were approximately $35.88 billion.

SMALL-CAP VALUE PORTFOLIO

Benno J. Fischer, CFA	Managing director of NFJ since 1989 and founding partner of NFJ. Mr. Fischer has over 45 years experience in portfolio management, investment analysis and research. He has a BA and a JD from Oklahoma University and an MBA from New York University.

Paul A. Magnuson	Managing director of NFJ since 2003 and portfolio manager of NFJ since 1992. Mr. Magnuson has over 25 years experience in equity analysis and portfolio management. He has a BBA from the University of Nebraska.

Morley D. Campbell, CFA	Portfolio manager of NFJ since 2008 and senior research analyst until he was promoted to his current position. Before joining NFJ in 2007, Mr. Campbell attended business school from 2005 to 2007. Mr. Campbell has over 7 years of investment experience. He has a BBA from the University of Texas at Austin and an MBA from Harvard Business School.

ABOUT THE MANAGERS

OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street, New York, New York 10281

OppenheimerFunds, Inc. (Oppenheimer) is one of the largest mutual fund companies in the U.S. and has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. As of December 31, 2010, Oppenheimer’s total assets under management were approximately $182.91 billion.

MAIN STREET CORE PORTFOLIO

Manind Govil, CFA	Senior vice president, Main Street team leader and a portfolio manager of Oppenheimer since 2009. Mr. Govil is also a portfolio manager of other portfolios in the OppenheimerFunds complex. From 2006 to 2009, he was a portfolio manager with RS Investment Management Co. LLC. From 2005 to 2006, he served as the head of equity investments at The Guardian Life Insurance Company of America. Mr. Govil has over 18 years of investment experience. He has a Bachelor of Commerce from the University of Bombay, India and an MBA from the University of Cincinnati.

Benjamin Ram	Vice president and portfolio manager of Oppenheimer since 2009. Mr. Ram is also a portfolio manager of other portfolios in the OppenheimerFunds complex. From 2006 to 2009, he was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS core equity team of RS Investment Management Co. LLC. From January 2006 to October 2006, he served as portfolio manager for mid cap strategies, sector manager financials at The Guardian Life Insurance Company of America. At Mercantile Capital Advisors, Inc., Mr. Ram was a co-portfolio manager from 2005 to 2006. He has over 14 years of investment experience, a BA from the University of Maryland and an MBA from Johns Hopkins University.

EMERGING MARKETS PORTFOLIO

Justin M. Leverenz, CFA	Vice president, portfolio manager and senior analyst of Oppenheimer’s global fund and international equity team since 2004. Mr. Leverenz has over 18 years of investment management and research experience. He has a BA and an MA from the University of California, San Diego.
Pacific Asset Management

700 Newport Center Drive, Newport Beach, California 92660

Pacific Life Fund Advisors LLC (PLFA) is the investment adviser to the Pacific Select Fund. PLFA does business under the name “Pacific Asset Management” and manages the Cash Management and High Yield Bond Portfolios under that name. PLFA is a limited liability company and wholly-owned subsidiary of Pacific Life.

CASH MANAGEMENT PORTFOLIO

Jason R. Rosiak	Senior managing director for Pacific Asset Management. Mr. Rosiak has responsibility for overseeing Pacific Asset Management’s portfolio management activities, including investment grade and high-yield bonds, leveraged loans, and corporate cash mandates. He is a member of Pacific Asset Management’s Investment Committee. Previously, Mr. Rosiak held senior positions at UBS Investment Bank, from 2006 to 2007, and Pacific Investment Management Company (PIMCO) from 1996 to 2005. While at PIMCO, he was a senior vice president and served as a portfolio manager and head of high-yield trading. Mr. Rosiak is an investment professional with over 17 years experience in corporate and asset backed securities on both the buy and sell-side. He has a BA from the University of California, Los Angeles and an MBA from the University of Southern California.

Brian M. Robertson, CFA	Portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson has the responsibility of co-managing the Cash Management Portfolio and is an associate portfolio manager for the High Yield Bond Portfolio. He also provides research and analysis of investments in the forest products, metals and mining, and homebuilding sectors. Prior to joining Pacific Asset Management, Mr. Robertson was a credit analyst from 2006 to 2007 for Pacific Life’s credit research team where he was responsible for fixed income analysis and leverage loan credit analysis. He has a BA from the University of Michigan.

HIGH YIELD BOND PORTFOLIO

Jason R. Rosiak	Senior managing director for Pacific Asset Management. Mr. Rosiak has responsibility for overseeing Pacific Asset Management’s portfolio management activities, including investment grade and high-yield bonds, leveraged loans, and corporate cash mandates. He is a member of Pacific Asset Management’s Investment Committee. Previously, Mr. Rosiak held senior positions at UBS Investment Bank, from 2006 to 2007, and Pacific Investment Management Company (PIMCO) from 1996 to 2005. While at PIMCO, he was a senior vice president and served as a portfolio manager and head of high-yield trading. Mr. Rosiak is an investment professional with over 17 years experience in corporate and asset backed securities on both the buy and sell-side. He has a BA from the University of California, Los Angeles and an MBA from the University of Southern California.

Pacific Asset Management (continued)
Michael Long	Portfolio manager of Pacific Asset Management since 2007 and lead portfolio manager and assistant vice president of Pacific Life since 1998. Mr. Long joined Pacific Life in 1994 as an investment analyst. Mr. Long has over 25 years experience in the financial and securities industry, including 6 years in investment analyst positions at Franklin Resources, Inc., Bradford and Marzec, Inc., and Great Northern Annuity prior to joining Pacific Life. He received a BA from the University of California, Davis and an MBA from Pepperdine University.

Brian M. Robertson, CFA	Portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson has the responsibility of co-managing the Cash Management Portfolio and is an associate portfolio manager for the High Yield Bond Portfolio. He also provides research and analysis of investments in the forest products, metals and mining, and homebuilding sectors. Prior to joining Pacific Asset Management, Mr. Robertson was a credit analyst from 2006 to 2007 for Pacific Life’s credit research team where he was responsible for fixed income analysis and leverage loan credit analysis. He has a BA from the University of Michigan.
Pacific Life Fund Advisors LLC

PACIFIC DYNAMIX PORTFOLIOS PORTFOLIO OPTIMIZATION PORTFOLIOS

Howard T. Hirakawa, CFA	Vice president of Pacific Life since 2005, Pacific Select Fund since 2006 and PLFA since May 2007. He joined Pacific Life in 1990 and is responsible for the investment oversight relating to Pacific Select Fund, Pacific Life Funds and asset allocation services. Mr. Hirakawa was assistant vice president of Pacific Life from April 2000 to April 2005 until he was promoted to his current position. Mr. Hirakawa has a BS from San Diego State University and an MBA from Claremont Graduate School.

Carleton J. Muench, CFA	Assistant vice president of Pacific Life and Pacific Select Fund since 2006 and PLFA since 2007. He joined Pacific Life in 2006. Prior to joining Pacific Life, he was director of research and senior investment analyst from 2003 to 2005 for Mason Investment Advisory Services, Inc. where he was responsible for the asset allocation and manager selection of the firm’s ”fund of funds“ models. From 2001 through 2002, Mr. Muench was an investment analyst in Investment Management Services for Manulife Financial. Mr. Muench has a BS and an MS from Northeastern University.
Pacific Investment Management Company LLC

840 Newport Center Drive, Newport Beach, California 92660

Founded in 1971, Pacific Investment Management Company LLC (PIMCO) has more than 700 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility. As of December 31, 2010, PIMCO’s total assets under management were approximately $1.24 trillion.

William H. Gross, a founding partner of PIMCO in 1971, heads PIMCO’s investment committee which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO. In his role as chief investment officer, he oversees the entire portfolio management team and has ultimate responsibility of all of PIMCO’s fixed income portfolios.

MANAGED BOND PORTFOLIO

William H. Gross
Chief investment officer of PIMCO since 2002 and managing director of PIMCO since 1982. Mr. Gross has over 42 years of investment experience, 39 of which were acquired at PIMCO. He has a BA from Duke University and an MBA from the University of California, Los Angeles Graduate School of Business.

Mr. Gross assumed direct responsibility of the portfolio in May 2008 and has been generalist portfolio manager of PIMCO’s Total Return Bond Fund since 1987.

INFLATION MANAGED PORTFOLIO

Mihir P. Worah	Managing director and portfolio manager of PIMCO since 2003, and head of PIMCO’s real return portfolio management team since 2008. From 2001-2003, as a member of PIMCO’s analytics team, Mr. Worah worked on real and nominal term structure modeling and options pricing. He has over 9 years investment experience. Mr. Worah has a BS from Lafayette College and a PhD from the University of Chicago.
SSgA Funds Management, Inc.

State Street Financial Center, One Lincoln Street, Boston, MA 02111

SSgA Funds Management, Inc. (SSgA FM) is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2010, SSgA FM had approximately $200.8 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. As of December 31, 2010, SSgA had approximately $2.01 trillion in assets under management.

ABOUT THE MANAGERS

SSgA Funds Management, Inc. (continued)
PD AGGREGATE BOND INDEX PORTFOLIO	This portfolio is managed on a team basis by SSgA FM’s fixed income index team.

John Kirby	Managing director of SSgA FM. He is head of SSgA FM’s U.S. beta solutions. He has managed the product since 1999 and portfolios within the group since 1997. In addition to portfolio management, Mr. Kirby’s responsibilities include risk management and product development. He has been working in the investment management field since 1983 and has over 23 years of experience in the fixed income markets. Mr. Kirby holds a Bachelors degree from Boston College and an MBA from the Sawyer School of Management at Suffolk University.

Michael J. Brunell, CFA	Vice president of SSgA FM. He has been a member of SSgA FM’s fixed income portfolio management team since 2004. Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income ETF’s which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing SSgA FM’s U.S. bond operations team, which he had been a member of since 1997. Mr. Brunell has over 17 years of investment experience. He holds a BS in Business Administration from Saint Michael’s College and an MS in Finance from Boston College.

PD HIGH YIELD BOND MARKET PORTFOLIO	This portfolio is managed on a team basis by SSgA FM’s fixed income index team.

John Kirby	Managing director SSgA FM. He is head of SSgA FM’s U.S. beta solutions. He has managed the product since 1999 and portfolios within the group since 1997. In addition to portfolio management, Mr. Kirby’s responsibilities include risk management and product development. He has been working in the investment management field since 1983 and has over 23 years of experience in the fixed income markets. Mr. Kirby holds a Bachelors Degree from Boston College and an MBA from the Sawyer School of Management at Suffolk University.

Michael J. Brunell, CFA	Vice President of SSgA FM. He has been a member of SSgA FM’s fixed income portfolio management team since 2004. Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income ETF’s which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing SSgA FM’s U.S. bond operations team, which he had been a member of since 1997. Mr. Brunell has over 17 years of investment experience. He holds a BS in Business Administration from Saint Michael’s College and an MS in Finance from Boston College.
T. Rowe Price Associates, Inc.

100 East Pratt Street, Baltimore, Maryland, 21202

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), a wholly-owned subsidiary of T. Rowe Price Group, is a publicly traded company with offices all over the world. T. Rowe Price and its affiliates manage individual and institutional investor accounts. As of December 31, 2010, T. Rowe Price’s total assets under management, including its affiliates’, were approximately $482 billion.

DIVIDEND GROWTH PORTFOLIO

Thomas J. Huber, CFA	Vice president of T. Rowe Price since 1998, portfolio manager of T. Rowe Price’s U.S. equity division since 2000, president and chairman of T. Rowe Price’s dividend growth fund and growth & income fund since 2000 and 2007, respectively. Mr. Huber is also vice president and member of T. Rowe Price’s investment advisory committee for the real estate fund, blue chip growth fund and equity income fund since 2002, 2003 and 2009, respectively. Mr. Huber has over 18 years of investment experience. He has a BS from the University of Virginia and an MS from the University of Wisconsin-Madison School of Business in the Applied Security Analysis and Portfolio Management Program.

He is assisted by one of T. Rowe Price’s investment advisory committees.

SHORT DURATION BOND PORTFOLIO

Edward A. Wiese, CFA	Vice president of T. Rowe Price since 1988, fixed income portfolio manager of T. Rowe Price since 1998, and president and chairman of the investment advisory committee for T. Rowe Price’s short-term bond strategy since 1995, inflation focused strategy since 2006, and limited-term bond portfolio since 1995. Mr. Wiese has over 27 years of investment experience. He has a BA from Yale University, an MS from Johns Hopkins University, and an MBA from the Amos Tuck School of Business Administration at Dartmouth College.

UBS Global Asset Management (Americas) Inc.

One North Wacker Drive, Chicago, Illinois 60606

UBS Global Asset Management (Americas) Inc. (UBS Global AM) is an indirect, wholly-owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. As of December 31, 2010, the UBS Global Asset Management Division’s total assets under management were approximately $598 billion and UBS Global AM’s total assets under management were approximately $152 billion.

LARGE-CAP GROWTH PORTFOLIO

Lawrence G. Kemp	Managing director of UBS Global AM since 2005 and lead portfolio manager of UBS Global AM since 2002. Mr. Kemp was executive director of UBS Global AM prior to being promoted to his current position. He has over 22 years of investment experience and has a BA from Stanford University and an MBA from the University of Chicago.
Western Asset Management Company

385 East Colorado Boulevard, Pasadena, California 91101
Western Asset Management Company (WAMCO) operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom) (together with WAMCO, these firms are collectively “Western Asset”), and each is a registered investment adviser, and a wholly-owned subsidiary of Legg Mason, Inc. Western Asset, together with other affiliated investment advisory entities around the world, provide global asset management services. As of December 31, 2010, Western Asset, together with its other affiliated investment advisory entities, had total assets under management of approximately $453.6 billion.

DIVERSIFIED BOND PORTFOLIO

Stephen A. Walsh	Chief investment officer of Western Asset since September 2008. From 1991 to 2008, Mr. Walsh was deputy chief investment officer of Western Asset. He has over 29 years of investment experience and a BS from the University of Colorado at Boulder.

Michael C. Buchanan, CFA	Portfolio manager of Western Asset since 2005. Prior to joining Western Asset, Mr. Buchanan was managing director and head of U.S. credit products at Credit Suisse Asset Management from 2003 to 2005. He has over 20 years of investment experience and a BA from Brown University.

Carl L. Eichstaedt, CFA	Portfolio manager of Western Asset since 1994. Mr. Eichstaedt has over 24 years of investment experience, a BS from the University of Illinois and an MBA from Kellogg Graduate School of Management at Northwestern University.

Keith J. Gardner	Portfolio manager of Western Asset since 1994. Mr. Gardner has over 27 years of investment experience, and a BS from State University of New York at Binghamton.

Mark S. Lindbloom	Portfolio manager of Western Asset since 2005. Prior to joining Western Asset, Mr. Lindbloom was a portfolio manager at Citigroup Asset Management from 1986 to 2005. He has over 32 years of investment experience and a BS from Rider University and an MBA from Pace University.

INFLATION PROTECTED PORTFOLIO

Stephen A. Walsh	Chief investment officer of Western Asset since September 2008. From 1991 to 2008, Mr. Walsh was deputy chief investment officer of Western Asset. He has over 29 years of investment experience and a BS from the University of Colorado at Boulder.

Paul E. Wynn	Portfolio manager of Western Asset since 1992. Mr. Wynn is also a member of Western Asset’s global inflation-linked strategy team and Western Asset’s global investment strategy committee. He has over 28 years of investment management experience and a BS from Keele University.

Peter H. Stutz, CFA	Portfolio manager/research analyst of Western Asset since 1997. Mr. Stutz is also a member of Western Asset’s global inflation-linked strategy team and Western Asset’s investment advisory committee. He has over 17 years of investment experience, a BS from the University of Illinois and an MBA from the University of Chicago.

FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the Fund’s portfolios have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single portfolio share. Total investment return indicates how much an investment in the portfolio would have earned, assuming all dividends and distributions were reinvested. Because the Inflation Protected Portfolio and the Portfolio Optimization Portfolios commenced operations on May 1, 2011, as well as the Class P shares of underlying portfolios (not including Pacific Dynamix Underlying Portfolios), no financial highlights are available.

The information in the financial highlights tables for each of the periods presented is included and can be read in conjunction with the Fund’s financial statements and related notes, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report along with the Fund’s financial statements and related notes, are included in the Fund’s annual reports dated as of December 31, 2010. To find out how you can obtain a copy of the annual report, please refer to the Where to go for more information section on the back cover of this prospectus. For information regarding the Master Funds’ independent registered public accountants, please consult the Master Funds’ statement of additional information, which is available upon request.

Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																		Ratio of Net
																Ratio of	Ratio of	Investment
																Expenses	Expenses	Income (Loss)
							Distributions					Net Asset			Net Assets,	After Expense	Before Expense	After Expense
	Net Asset Value,		Net Realized		Total from		from Net		Distributions			Value,			End of Year	Reductions	Reductions	Reductions	Portfolio
	Beginning of	Net Investment	and Unrealized		Investment		Investment		from	Total		End of Year	Total		or Period	to Average	to Average	To Average	Turnover
For the Year or Period Ended	Year or Period	Income (Loss)	Gain (Loss)		Operations		Income		Capital Gains	Distributions		or Period	Returns (1)		(in thousands)	Net Assets (2), (3)	Net Assets (3)	Net Assets (3)	Rates
Cash Management (4)
2010	$10.09	($0.01)	$0.01		($-	) (5)	($-	) (5)	$—	($-	) (5)	$10.09	(0.05%)		$861,260	0.32%	0.37%	(0.06%)	NA
2009	10.10	0.02	(0.01)		0.01		(0.02)		—	(0.02)		10.09	0.17%		1,157,560	0.36%	0.36%	0.20%	NA
2008	10.08	0.23	0.01		0.24		(0.22)		—	(0.22)		10.10	2.36%		1,658,923	0.35%	0.35%	2.29%	NA
2007	10.08	0.49	(-	) (5)	0.49		(0.49)		—	(0.49)		10.08	4.99%		1,047,501	0.35%	0.36%	4.83%	NA
2006	10.09	0.47	(0.01)		0.46		(0.47)		—	(0.47)		10.08	4.69%		970,375	0.37%	0.37%	4.63%	NA

Diversified Bond (4)
2010	$9.54	$0.35	$0.41	(6)	$0.76		($0.29)		$—	($0.29)		$10.01	8.04	% (6)	$2,956,901	0.63%	0.63%	3.48%	889.86%
2009	8.63	0.35	0.89		1.24		(0.33)		—	(0.33)		9.54	14.13%		2,080,046	0.64%	0.64%	3.79%	515.78%
2008	9.77	0.42	(1.19)		(0.77)		(0.37)		—	(0.37)		8.63	(7.80%)		1,859,147	0.63%	0.63%	4.50%	720.07%
2007	10.15	0.50	(0.38)		0.12		(0.48)		(0.02)	(0.50)		9.77	1.32%		2,021,197	0.63%	0.63%	5.02%	925.04%
2006 (7)	10.00	0.33	0.19		0.52		(0.31)		(0.06)	(0.37)		10.15	5.20%		776,087	0.64%	0.64%	4.82%	466.45%

Floating Rate Loan (4)
2010	$7.32	$0.45	$0.08		$0.53		($0.35)		$—	($0.35)		$7.50	7.27%		$1,047,233	0.97%	1.03%	6.03%	97.23%
2009	6.16	0.31	1.17		1.48		(0.32)		—	(0.32)		7.32	24.31%		962,607	1.02%	1.02%	4.44%	71.37%
2008	9.41	0.62	(3.28)		(2.66)		(0.59)		—	(0.59)		6.16	(29.28%)		657,136	1.02%	1.02%	7.35%	32.13%
2007 (8)	10.00	0.43	(0.62)		(0.19)		(0.40)		—	(0.40)		9.41	(1.86%)		772,538	1.03%	1.03%	6.56%	12.05%

High Yield Bond (4)
2010	$6.06	$0.51	$0.34	(6)	$0.85		($0.50)		$—	($0.50)		$6.41	14.52	% (6)	$1,178,265	0.63%	0.63%	8.06%	120.48%
2009	4.66	0.50	1.33		1.83		(0.43)		—	(0.43)		6.06	39.87%		1,140,825	0.64%	0.64%	9.05%	112.27%
2008	6.58	0.50	(1.92)		(1.42)		(0.50)		—	(0.50)		4.66	(22.20%)		651,950	0.63%	0.63%	8.35%	43.18%
2007	6.93	0.53	(0.36)		0.17		(0.52)		—	(0.52)		6.58	2.44%		792,270	0.63%	0.63%	7.67%	40.57%
2006	6.82	0.50	0.11		0.61		(0.50)		—	(0.50)		6.93	9.42%		838,795	0.64%	0.64%	7.34%	64.84%

Inflation Managed (4)
2010	$11.06	$0.19	$0.78		$0.97		($0.23)		$—	($0.23)		$11.80	8.78%		$4,598,931	0.63%	0.63%	1.63%	406.13%
2009	9.94	0.27	1.74		2.01		(0.44)		(0.45)	(0.89)		11.06	20.80%		4,333,598	0.64%	0.64%	2.56%	623.14%
2008	11.35	0.44	(1.47)		(1.03)		(0.32)		(0.06)	(0.38)		9.94	(9.34%)		3,983,585	0.63%	0.64%	3.91%	1,070.59%
2007	10.75	0.51	0.56		1.07		(0.47)		—	(0.47)		11.35	10.14%		4,752,429	0.62%	0.62%	4.64%	916.41%
2006	11.50	0.46	(0.42)		0.04		(0.44)		(0.35)	(0.79)		10.75	0.52%		3,387,225	0.63%	0.64%	4.20%	945.17%

Managed Bond (4)
2010	$11.08	$0.37	$0.62	(6)	$0.99		($0.40)		$—	($0.40)		$11.67	8.96	% (6)	$6,376,272	0.63%	0.63%	3.20%	618.75%
2009	10.52	0.55	1.54		2.09		(0.75)		(0.78)	(1.53)		11.08	21.01%		5,005,993	0.64%	0.64%	5.03%	744.21%
2008	11.34	0.60	(0.80)		(0.20)		(0.51)		(0.11)	(0.62)		10.52	(1.71%)		4,409,227	0.64%	0.64%	5.39%	1,137.03%
2007	10.92	0.52	0.40		0.92		(0.49)		(0.01)	(0.50)		11.34	8.53%		4,819,028	0.63%	0.64%	4.76%	1,041.87%
2006	10.85	0.47	0.04		0.51		(0.44)		—	(0.44)		10.92	4.81%		3,758,133	0.65%	0.66%	4.35%	835.49%

Short Duration Bond (4)
2010	$9.27	$0.14	$0.18	(6)	$0.32		($0.14)		$—	($0.14)		$9.45	3.40	% (6)	$1,634,017	0.63%	0.63%	1.52%	170.58%
2009	8.81	0.28	0.46		0.74		(0.28)		—	(0.28)		9.27	8.66%		1,446,376	0.64%	0.64%	3.06%	181.12%
2008	9.65	0.36	(0.84)		(0.48)		(0.36)		—	(0.36)		8.81	(5.09%)		1,572,389	0.63%	0.63%	3.80%	117.51%
2007	9.66	0.43	(-	) (5)	0.43		(0.44)		—	(0.44)		9.65	4.47%		1,561,502	0.62%	0.62%	4.49%	64.84%
2006	9.65	0.40	0.01		0.41		(0.40)		—	(0.40)		9.66	4.27%		1,922,941	0.63%	0.63%	4.12%	55.97%

See explanation of references on pages 195 and 196

FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																Ratio of Net
														Ratio of	Ratio of	Investment
														Expenses	Expenses	Income (Loss)
					Distributions					Net Asset			Net Assets,	After Expense	Before Expense	After Expense
	Net Asset Value,		Net Realized	Total from	from Net		Distributions			Value,			End of Year	Reductions	Reductions	Reductions	Portfolio
	Beginning of	Net Investment	and Unrealized	Investment	Investment		from	Total		End of Year	Total		or Period	to Average	to Average	To Average	Turnover
For the Year or Period Ended	Year or Period	Income (Loss)	Gain (Loss)	Operations	Income		Capital Gains	Distributions		or Period	Returns (1)		(in thousands)	Net Assets (2), (3)	Net Assets (3)	Net Assets (3)	Rates
American Funds Growth (4), (9)
2010	$7.12	$0.02	$1.28	$1.30	($-	) (5)	$—	($-	) (5)	$8.42	18.26%		$996,877	0.63%	0.97%	0.32%	4.44%
2009	6.87	0.01	2.23	2.24	(0.01)		(1.98)	(1.99)		7.12	38.86%		927,858	0.64%	0.98%	0.10%	6.22%
2008	14.40	0.07	(5.70)	(5.63)	(0.06)		(1.84)	(1.90)		6.87	(44.19%)		1,186,214	0.62%	0.96%	0.62%	5.66%
2007	12.92	0.06	1.48	1.54	(0.06)		—	(0.06)		14.40	11.93%		1,558,464	0.53%	0.96%	0.44%	27.54%
2006	11.92	0.06	1.11	1.17	(0.06)		(0.11)	(0.17)		12.92	9.81%		1,648,035	0.38%	0.97%	0.52%	2.48%

American Funds Growth-Income (4), (9)
2010	$8.41	$0.09	$0.84	$0.93	($-	) (5)	$—	($-	) (5)	$9.34	11.03%		$1,395,152	0.62%	0.96%	1.02%	3.50%
2009	7.27	0.09	1.97	2.06	(0.09)		(0.83)	(0.92)		8.41	30.74%		1,496,349	0.63%	0.97%	1.23%	6.40%
2008	12.47	0.14	(4.75)	(4.61)	(0.14)		(0.45)	(0.59)		7.27	(38.08%)		1,158,811	0.62%	0.96%	1.32%	15.79%
2007	12.07	0.17	0.39	0.56	(0.16)		—	(0.16)		12.47	4.66%		2,072,241	0.54%	0.95%	1.36%	2.21%
2006	10.88	0.17	1.44	1.61	(0.14)		(0.28)	(0.42)		12.07	14.77%		1,589,151	0.38%	0.97%	1.49%	0.89%

Comstock (4)
2010	$7.55	$0.10	$1.06	$1.16	($0.10)		$—	($0.10)		$8.61	15.42%		$2,203,641	0.92%	0.92%	1.27%	18.86%
2009	5.94	0.10	1.60	1.70	(0.09)		—	(0.09)		7.55	28.68%		2,107,716	0.93%	0.93%	1.51%	33.85%
2008	10.22	0.17	(3.82)	(3.65)	(0.18)		(0.45)	(0.63)		5.94	(36.79%)		1,479,533	0.92%	0.92%	2.05%	55.85%
2007	10.69	0.18	(0.50)	(0.32)	(0.15)		—	(0.15)		10.22	(3.01%)		2,631,070	0.92%	0.93%	1.61%	25.01%
2006	10.23	0.18	1.42	1.60	(0.16)		(0.98)	(1.14)		10.69	16.33%		1,608,547	0.98%	0.98%	1.72%	28.92%

Dividend Growth (4)
2010	$8.86	$0.11	$0.84	$0.95	($0.08)		$—	($0.08)		$9.73	10.77%		$1,080,026	0.90%	0.90%	1.20%	68.99%
2009	6.80	0.10	2.10	2.20	(0.14)		—	(0.14)		8.86	32.40%		481,930	0.90%	0.90%	1.43%	56.09%
2008	13.50	0.11	(4.75)	(4.64)	(0.11)		(1.95)	(2.06)		6.80	(39.07%)		680,143	0.89%	0.89%	1.02%	46.85%
2007	13.44	0.10	0.06	0.16	(0.10)		—	(0.10)		13.50	1.19%		1,518,700	0.89%	0.89%	0.72%	44.56%
2006	12.35	0.09	1.38	1.47	(0.09)		(0.29)	(0.38)		13.44	11.97%		1,659,020	0.93%	0.93%	0.69%	25.19%

Equity Index (4)
2010	$24.38	$0.44	$3.17	$3.61	($0.52)		$—	($0.52)		$27.47	14.81%		$2,642,021	0.28%	0.28%	1.75%	5.23%
2009	19.59	0.44	4.72	5.16	(0.37)		—	(0.37)		24.38	26.36%		3,772,752	0.28%	0.28%	2.04%	4.53%
2008	33.65	0.59	(12.78)	(12.19)	(0.53)		(1.34)	(1.87)		19.59	(37.35%)		1,738,885	0.28%	0.28%	2.17%	6.21%
2007	32.59	0.60	1.11	1.71	(0.65)		—	(0.65)		33.65	5.23%		2,123,411	0.27%	0.27%	1.76%	5.19%
2006	29.56	0.53	4.01	4.54	(0.56)		(0.95)	(1.51)		32.59	15.52%		2,405,696	0.28%	0.28%	1.70%	5.56%

Focused 30 (4)
2010	$11.32	($0.03)	$1.20 (6)	$1.17	$—		$—	$—		$12.49	10.35	% (6)	$149,301	0.99%	0.99%	(0.24%)	36.37%
2009	7.53	(0.01)	3.80	3.79	—		—	—		11.32	50.43%		180,909	0.96%	0.97%	(0.12%)	35.37%
2008	16.12	(0.01)	(7.64)	(7.65)	(0.01)		(0.93)	(0.94)		7.53	(50.14%)		355,475	0.96%	0.96%	(0.05%)	62.01%
2007	12.27	0.07	3.83	3.90	(0.05)		—	(0.05)		16.12	31.84%		374,199	0.96%	0.96%	0.51%	24.37%
2006	9.92	0.04	2.32	2.36	(0.01)		—	(0.01)		12.27	23.71%		245,458	1.01%	1.02%	0.36%	35.56%

Growth LT (4)
2010	$18.04	$0.11	$1.90 (6)	$2.01	($0.20)		$—	($0.20)		$19.85	11.24	% (6)	$1,624,438	0.78%	0.78%	0.61%	46.73%
2009	13.29	0.09	4.82	4.91	(0.16)		—	(0.16)		18.04	37.28%		1,606,364	0.78%	0.78%	0.60%	59.65%
2008	26.10	0.13	(9.78)	(9.65)	(0.10)		(3.06)	(3.16)		13.29	(40.95%)		1,247,198	0.78%	0.78%	0.68%	68.02%
2007	22.66	0.16	3.39	3.55	(0.11)		—	(0.11)		26.10	15.63%		1,956,132	0.77%	0.78%	0.66%	66.24%
2006	20.78	0.09	1.92	2.01	(0.13	) (10)	—	(0.13	) (10)	22.66	9.72%		1,865,500	0.78%	0.78%	0.43%	59.07%

See explanation of references on pages 195 and 196

Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																			Ratio of Net
															Ratio of		Ratio of		Investment
															Expenses		Expenses		Income (Loss)
						Distributions					Net Asset			Net Assets,	After Expense		Before Expense		After Expense
	Net Asset Value,			Net Realized	Total from	from Net		Distributions			Value,			End of Year	Reductions		Reductions		Reductions	Portfolio
	Beginning of	Net Investment		and Unrealized	Investment	Investment		from	Total		End of Year	Total		or Period	to Average		to Average		To Average	Turnover
For the Year or Period Ended	Year or Period	Income (Loss)		Gain (Loss)	Operations	Income		Capital Gains	Distributions		or Period	Returns (1)		(in thousands)	Net Assets (2), (3)		Net Assets (3)		Net Assets (3)	Rates
Large-Cap Growth (4)
2010	$5.17	$-	(5)	$0.75	$0.75	$—		$—	$—		$5.92	14.53%		$1,404,213	0.91%		0.93%		0.01%	98.13%
2009	3.68	(-	) (5)	1.49	1.49	(-	) (5)	—	(-	) (5)	5.17	40.50%		1,318,154	0.94%		0.95%		0.06%	119.32%
2008	9.38	(0.01)		(4.02)	(4.03)	—		(1.67)	(1.67)		3.68	(50.47%)		532,148	0.94%		0.94%		(0.15%)	184.06%
2007	7.71	(0.01)		1.68	1.67	—		—	—		9.38	21.63%		1,027,136	0.95%		0.95%		(0.17%)	149.35%
2006	8.03	0.01		(0.32)	(0.31)	(0.01	) (10)	—	(0.01	) (10)	7.71	(3.82%)		1,585,864	0.98%		0.98%		0.14%	158.74%

Large-Cap Value (4)
2010	$10.50	$0.17		$0.79	$0.96	($0.17)		$—	($0.17)		$11.29	9.08%		$3,102,910	0.82%		0.82%		1.66%	17.37%
2009	8.68	0.21		1.80	2.01	(0.19)		—	(0.19)		10.50	23.13%		3,278,645	0.82%		0.82%		2.23%	20.75%
2008	14.21	0.21		(5.03)	(4.82)	(0.21)		(0.50)	(0.71)		8.68	(34.80%)		2,065,312	0.82%		0.82%		1.80%	37.42%
2007	13.89	0.19		0.30	0.49	(0.17)		—	(0.17)		14.21	3.54%		3,057,065	0.83%		0.83%		1.28%	19.19%
2006	13.22	0.17		2.06	2.23	(0.17)		(1.39)	(1.56)		13.89	17.58%		2,583,466	0.88%		0.88%		1.27%	28.83%

Long/Short Large-Cap (4)
2010	$8.30	$0.08		$0.93	$1.01	($0.07)		$—	($0.07)		$9.24	12.22%		$1,601,862	1.58	% (11)	1.70	% (11)	0.89%	245.15	% (11)
2009	6.55	0.07		1.74	1.81	(0.06)		—	(0.06)		8.30	27.56%		1,480,513	1.53	% (11)	1.68	% (11)	0.95%	267.22	% (11)
2008 (12)	10.00	0.05		(3.45)	(3.40)	(0.05)		—	(0.05)		6.55	(33.98%)		727,357	1.63	% (11)	1.76	% (11)	0.95%	181.49	% (11)

Main Street Core (4)
2010	$16.83	$0.18		$2.54	$2.72	($0.15)		$—	($0.15)		$19.40	16.14%		$1,519,660	0.68%		0.68%		1.02%	61.54%
2009	13.19	0.20		3.67	3.87	(0.23)		—	(0.23)		16.83	29.36%		1,333,869	0.68%		0.68%		1.43%	122.82%
2008	24.96	0.27		(9.12)	(8.85)	(0.26)		(2.66)	(2.92)		13.19	(38.87%)		1,431,141	0.68%		0.68%		1.39%	132.71%
2007	24.19	0.32		0.75	1.07	(0.30)		—	(0.30)		24.96	4.40%		2,552,874	0.67%		0.67%		1.26%	107.84%
2006	21.26	0.26		2.96	3.22	(0.29)		—	(0.29)		24.19	15.18%		2,185,287	0.68%		0.68%		1.15%	106.18%

Mid-Cap Equity (4)
2010	$12.03	$0.12		$2.70	$2.82	($0.13)		$—	($0.13)		$14.72	23.49%		$2,031,480	0.88%		0.88%		0.96%	70.08%
2009	8.70	0.09		3.36	3.45	(0.12)		—	(0.12)		12.03	39.65%		1,924,840	0.88%		0.88%		0.98%	70.53%
2008	17.16	0.22		(6.14)	(5.92)	(0.20)		(2.34)	(2.54)		8.70	(39.00%)		2,707,175	0.88%		0.88%		1.62%	90.83%
2007	17.68	0.15		(0.53)	(0.38)	(0.14)		—	(0.14)		17.16	(2.15%)		4,392,608	0.87%		0.87%		0.78%	78.69%
2006	18.08	0.11		2.41	2.52	(0.12)		(2.80)	(2.92)		17.68	14.97%		3,989,424	0.88%		0.88%		0.64%	62.35%

Mid-Cap Growth (4)
2010	$7.53	$0.02	(5)	$2.50 (6)	$2.52	($0.02)		$—	($0.02)		$10.03	33.32	% (6)	$1,308,987	0.96%		0.96%		0.24%	41.35%
2009	4.75	0.02		2.79	2.81	(0.02)		(0.01)	(0.03)		7.53	59.33%		1,174,736	0.95%		0.95%		0.37%	38.88%
2008	10.53	0.01		(4.58)	(4.57)	(0.01)		(1.20)	(1.21)		4.75	(48.36%)		590,771	0.93%		0.93%		0.16%	41.40%
2007	8.60	0.05		1.92	1.97	(0.04)		—	(0.04)		10.53	22.92%		1,454,146	0.92%		0.92%		0.48%	65.96%
2006	8.04	0.02		0.70	0.72	(0.02)		(0.14)	(0.16)		8.60	8.93%		1,070,351	0.93%		0.93%		0.24%	67.25%

Mid-Cap Value (4)
2010	$11.93	$0.15		$2.38	$2.53	($0.14)		$—	($0.14)		$14.32	21.20%		$1,177,255	0.92%		0.92%		1.20%	118.20%
2009 (13)	10.00	0.11		2.84	2.95	(0.07)		(0.95)	(1.02)		11.93	29.33%		1,080,860	0.93%		0.93%		0.96%	128.86%

Small-Cap Equity (4)
2010	$11.95	$0.10		$2.30 (6)	$2.40	($0.09)		$—	($0.09)		$14.26	20.11	% (6)	$1,089,369	0.99%		0.99%		0.81%	133.53%
2009	9.23	0.08		2.72	2.80	(0.08)		—	(0.08)		11.95	30.22%		710,807	1.00%		1.00%		0.81%	78.87%
2008	12.79	0.07		(3.36)	(3.29)	(0.06)		(0.21)	(0.27)		9.23	(26.11%)		612,126	0.97%		0.98%		0.63%	132.45%
2007	12.08	0.04		0.70	0.74	(0.03)		—	(0.03)		12.79	6.04%		437,250	0.97%		0.98%		0.30%	81.01%
2006	11.14	0.05		2.03	2.08	(0.08)		(1.06)	(1.14)		12.08	18.68%		98,735	1.01%		1.01%		0.42%	98.72%

See explanation of references on pages 195 and 196

FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																Ratio of Net
														Ratio of	Ratio of	Investment
														Expenses	Expenses	Income (Loss)
					Distributions					Net Asset			Net Assets,	After Expense	Before Expense	After Expense
	Net Asset Value,		Net Realized	Total from	from Net		Distributions			Value,			End of Year	Reductions	Reductions	Reductions	Portfolio
	Beginning of	Net Investment	and Unrealized	Investment	Investment		from	Total		End of Year	Total		or Period	to Average	to Average	To Average	Turnover
For the Year or Period Ended	Year or Period	Income (Loss)	Gain (Loss)	Operations	Income		Capital Gains	Distributions		or Period	Returns (1)		(in thousands)	Net Assets (2), (3)	Net Assets (3)	Net Assets (3)	Rates
Small-Cap Growth (4)
2010	$9.41	($0.06)	$2.51	$2.45	$—		$—	$—		$11.86	26.01%		$658,723	0.84%	0.84%	(0.55%)	56.21%
2009	6.39	(0.02)	3.04	3.02	—		—	—		9.41	47.44%		605,964	0.84%	0.84%	(0.31%)	88.02%
2008	13.30	(0.02)	(5.84)	(5.86)	—		(1.05)	(1.05)		6.39	(47.11%)		552,477	0.83%	0.83%	(0.18%)	68.49%
2007	11.56	(0.02)	1.76	1.74	—		—	—		13.30	15.10%		839,451	0.83%	0.83%	(0.14%)	133.93%
2006	11.03	0.02	0.54	0.56	(0.03	) (10)	—	(0.03	) (10)	11.56	5.07%		479,758	0.83%	0.84%	0.19%	48.14%

Small-Cap Index (4)
2010	$9.23	$0.09	$2.35 (6)	$2.44	($0.09)		$—	($0.09)		$11.58	26.42	% (6)	$507,364	0.56%	0.56%	0.91%	13.80%
2009	7.80	0.10	1.97	2.07	(0.10)		(0.54)	(0.64)		9.23	28.19%		464,971	0.54%	0.54%	1.22%	17.81%
2008	13.66	0.16	(4.61)	(4.45)	(0.23)		(1.18)	(1.41)		7.80	(35.03%)		419,520	0.53%	0.53%	1.42%	25.38%
2007	14.13	0.21	(0.49)	(0.28)	(0.19)		—	(0.19)		13.66	(2.02%)		1,542,179	0.52%	0.52%	1.46%	16.96%
2006	14.29	0.17	2.39	2.56	(0.24)		(2.48)	(2.72)		14.13	17.79%		1,160,799	0.53%	0.53%	1.06%	17.47%

Small-Cap Value (4)
2010	$11.15	$0.23	$2.59	$2.82	($0.27)		$—	($0.27)		$13.70	25.34%		$612,770	0.99%	0.99%	1.94%	21.23%
2009	8.95	0.27	2.17	2.44	(0.24)		—	(0.24)		11.15	27.18%		682,592	0.99%	0.99%	2.77%	33.52%
2008	14.40	0.31	(3.99)	(3.68)	(0.30)		(1.47)	(1.77)		8.95	(28.23%)		437,945	0.98%	0.98%	2.52%	46.91%
2007	14.26	0.30	0.14	0.44	(0.30)		—	(0.30)		14.40	3.14%		593,091	0.97%	0.97%	1.96%	36.80%
2006	16.15	0.33	2.52	2.85	(0.34)		(4.40)	(4.74)		14.26	19.75%		598,036	0.98%	0.98%	2.13%	30.45%

Health Sciences (4)
2010	$9.38	($0.06)	$2.25 (6)	$2.19	$—		$—	$—		$11.57	23.34	% (6)	$105,993	1.15%	1.15%	(0.61%)	61.99%
2009	7.38	(0.04)	2.05	2.01	(0.01)		—	(0.01)		9.38	27.23%		90,008	1.17%	1.17%	(0.55%)	59.57%
2008	12.08	0.13	(3.21)	(3.08)	(0.12)		(1.50)	(1.62)		7.38	(28.16%)		82,105	1.13%	1.13%	1.33%	99.46%
2007	10.37	(0.05)	1.76	1.71	—		—	—		12.08	16.47%		139,727	1.14%	1.14%	(0.45%)	81.23%
2006	10.99	(0.06)	0.91	0.85	—		(1.47)	(1.47)		10.37	8.11%		126,596	1.16%	1.17%	(0.52%)	109.64%

Real Estate (4)
2010	$11.30	$0.10	$3.35	$3.45	($0.19)		$—	($0.19)		$14.56	30.54%		$624,299	1.07%	1.07%	0.78%	18.97%
2009	8.78	0.11	2.68	2.79	(0.19)		(0.08)	(0.27)		11.30	32.27%		610,575	1.07%	1.07%	1.27%	30.19%
2008	21.74	0.50	(7.01)	(6.51)	(0.55)		(5.90)	(6.45)		8.78	(39.99%)		462,511	1.06%	1.06%	2.99%	45.75%
2007	26.27	0.36	(4.61)	(4.25)	(0.28)		—	(0.28)		21.74	(16.16%)		974,207	1.07%	1.08%	1.40%	43.63%
2006	23.59	0.54	7.75	8.29	(0.79)		(4.82)	(5.61)		26.27	38.06%		1,218,244	1.13%	1.13%	2.07%	23.59%

Technology (4)
2010	$4.55	($0.04)	$1.02 (6)	$0.98	$—		$—	$—		$5.53	21.50	% (6)	$90,260	1.19%	1.19%	(0.76%)	216.41%
2009	2.98	(0.02)	1.59	1.57	—		—	—		4.55	52.57%		82,094	1.15%	1.15%	(0.56%)	243.87%
2008	7.67	(0.02)	(3.42)	(3.44)	(0.01)		(1.24)	(1.25)		2.98	(51.64%)		44,417	1.16%	1.16%	(0.31%)	283.57%
2007	6.23	0.01	1.43	1.44	(-	) (5)	—	(-	) (5)	7.67	23.03%		133,131	1.15%	1.15%	0.17%	276.44%
2006	5.70	(0.04)	0.57	0.53	—		—	—		6.23	9.34%		100,238	1.17%	1.18%	(0.68%)	336.86%

Emerging Markets (4)
2010	$13.60	$0.11	$3.54	$3.65	($0.17)		$—	($0.17)		$17.08	27.02%		$1,853,299	1.05%	1.05%	0.77%	32.63%
2009	8.80	0.11	6.72	6.83	(0.10)		(1.93)	(2.03)		13.60	84.79%		1,732,557	1.06%	1.06%	1.02%	46.50%
2008	20.96	0.27	(8.91)	(8.64)	(0.23)		(3.29)	(3.52)		8.80	(47.68%)		1,021,715	1.06%	1.07%	1.76%	64.43%
2007	19.17	0.23	5.55	5.78	(0.21)		(3.78)	(3.99)		20.96	33.09%		2,142,742	1.08%	1.08%	1.14%	59.20%
2006	18.42	0.19	3.83	4.02	(0.14)		(3.13)	(3.27)		19.17	24.40%		1,541,070	1.22%	1.22%	1.04%	86.15%

See explanation of references on pages 195 and 196

Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

														Ratio of Net
														Investment
													Ratio of	Income
													Expenses	After Expense
					Distributions			Net Asset			Net Assets,		Before Expense	Reductions
	Net Asset Value,		Net Realized	Total from	from Net	Distributions		Value,			End of Year		Reductions	To Average	Portfolio
	Beginning of	Net Investment	and Unrealized	Investment	Investment	from	Total	End of Year	Total		or Period	Ratio of Expenses After Expense	to Average	Net	Turnover
For the Year or Period Ended	Year or Period	Income	Gain (Loss)	Operations	Income	Capital Gains	Distributions	or Period	Returns (1)		(in thousands)	Reductions to Average Net Assets (2), (3)	Net Assets (3)	Assets (3)	Rates
International Large-Cap (4)
2010	$6.07	$0.08	$0.55	$0.63	($0.07)	$—	($0.07)	$6.63	10.38%		$2,479,381	1.00%	1.00%	1.31%	24.51%
2009	4.61	0.09	1.45	1.54	(0.08)	—	(0.08)	6.07	33.61%		2,601,657	1.00%	1.00%	1.72%	16.29%
2008	9.49	0.13	(2.88)	(2.75)	(0.15)	(1.98)	(2.13)	4.61	(35.35%)		2,084,245	0.99%	0.99%	1.90%	31.12%
2007	10.58	0.18	0.77	0.95	(0.15)	(1.89)	(2.04)	9.49	9.26%		3,214,956	1.03%	1.03%	1.78%	41.37%
2006	8.80	0.28	2.06	2.34	(0.27)	(0.29)	(0.56)	10.58	27.00%		4,074,030	1.11%	1.11%	2.84%	50.66%

International Small-Cap (4)
2010	$6.94	$0.09	$1.60	$1.69	($0.19)	$—	($0.19)	$8.44	24.86%		$994,606	1.10%	1.10%	1.25%	91.33%
2009	5.40	0.09	1.54	1.63	(0.09)	—	(0.09)	6.94	30.28%		887,039	1.10%	1.10%	1.56%	127.50%
2008	10.67	0.17	(5.27)	(5.10)	(0.17)	—	(0.17)	5.40	(47.84%)		595,375	1.08%	1.09%	2.02%	92.42%
2007	10.30	0.14	0.35	0.49	(0.12)	—	(0.12)	10.67	4.73%		1,050,457	1.09%	1.09%	1.27%	98.03%
2006 (14)	10.00	0.04	0.27	0.31	(0.01)	—	(0.01)	10.30	3.11%		754,823	1.12%	1.13%	0.68%	51.08%

International Value (4)
2010	$10.95	$0.20	$0.06 (6)	$0.26	($0.29)	$—	($0.29)	$10.92	2.59	% (6)	$1,663,482	0.89%	0.89%	1.89%	136.26%
2009	8.73	0.27	2.17	2.44	(0.22)	—	(0.22)	10.95	28.00%		2,093,731	0.89%	0.90%	2.91%	44.16%
2008	18.34	0.47	(8.92)	(8.45)	(0.40)	(0.76)	(1.16)	8.73	(47.78%)		2,227,716	0.88%	0.89%	3.30%	29.66%
2007	19.71	0.41	0.92	1.33	(0.38)	(2.32)	(2.70)	18.34	6.24%		3,974,424	0.88%	0.88%	2.07%	18.46%
2006	15.91	0.37	3.72	4.09	(0.29)	—	(0.29)	19.71	25.69%		2,827,040	0.91%	0.91%	2.07%	107.15%

American Funds Asset Allocation (4), (9)
2010	$12.76	$0.24	$1.30	$1.54	$—	$—	$—	$14.30	12.04%		$228,288	0.64%	0.98%	1.87%	9.22%
2009 (15)	10.00	0.38	2.60	2.98	(0.22)	—	(0.22)	12.76	29.81%		139,137	0.66%	1.00%	3.50%	25.11%

Pacific Dynamix - Conservative Growth (4)
2010	$11.19	$0.38	$0.77	$1.15	($0.20)	($0.23)	($0.43)	$11.91	10.28%		$129,774	0.41%	0.50%	3.21%	21.69%
2009 (16)	10.00	0.20	1.22	1.42	(0.12)	(0.11)	(0.23)	11.19	14.25%		41,645	0.46%	0.67%	2.67%	7.00%

Pacific Dynamix - Moderate Growth (4)
2010	$11.77	$0.27	$1.13	$1.40	($0.20)	($0.18)	($0.38)	$12.79	11.92%		$158,070	0.39%	0.48%	2.19%	10.34%
2009 (16)	10.00	0.18	1.78	1.96	(0.11)	(0.08)	(0.19)	11.77	19.60%		70,271	0.43%	0.58%	2.41%	1.13%

Pacific Dynamix - Growth (4)
2010	$12.10	$0.20	$1.47	$1.67	($0.16)	($0.38)	($0.54)	$13.23	13.82%		$108,426	0.38%	0.50%	1.58%	22.35%
2009 (16)	10.00	0.12	2.32	2.44	(0.09)	(0.25)	(0.34)	12.10	24.34%		53,356	0.42%	0.60%	1.57%	13.58%

(1)	Total returns for periods of less than one full year are not annualized.
(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any.
(3)	The ratios for periods of less than one full year are annualized.
(4)	Per share amounts have been calculated using the average shares method.
(5)	Amount represents less than $0.005 per share.

FINANCIAL HIGHLIGHTS

(6)	“Net Realized and Unrealized Gain (Loss)” and “Total Returns” include payments by an affiliate (Pacific Life Fund Advisors LLC) to certain portfolios of the Fund that were made during 2010 to compensate for the valuation of a portfolio holding, the Mellon GSL DBT II Collateral Fund, relating to the operation of the Fund’s securities lending program during 2008. The payments did not have an impact greater than or equal to $0.005 per share on any of the following portfolios:

	Payment by	Payment by
	Affiliate Impact to	Affiliate Impact to
Portfolio	Portfolio Per Share	Total Return
Diversified Bond	$0.00	0.00%
High Yield Bond	$0.00	0.00%
Managed Bond	$0.00	0.01%
Short Duration Bond	$0.00	0.00%
Focused 30	$0.00	0.01%
Growth LT	$0.00	0.00%
Mid-Cap Growth	$0.00	0.01%
Small-Cap Equity	$0.00	0.00%
Small-Cap Index	$0.00	0.00%
Health Sciences	$0.00	0.01%
Technology	$0.00	0.02%
International Value	$0.00	0.01%

(7)	The Diversified Bond Portfolio commenced operations on May 1, 2006.
(8)	The Floating Rate Loan Portfolio commenced operations on May 1, 2007.
(9)	The expense ratios for the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest. The portfolio turnover rates for the underlying Master Fund for the American Funds Growth Portfolio for the years ended 2006, 2007, 2008, 2009 and 2010 were 35%, 40%, 26%, 37% and 28%, respectively. The portfolio turnover rates for the underlying Master Fund for the American Funds Growth-Income Portfolio for the years ended 2006, 2007, 2008, 2009 and 2010 were 25%, 24%, 31%, 24% and 22%, respectively. The portfolio turnover rate for the underlying Master Fund for the American Funds Asset Allocation Portfolio for the year ended December 31, 2009 and 2010 were 41% and 46%, respectively.
(10)	For the year ended December 31, 2006, total distributions for the Growth LT, Large-Cap Growth and Small-Cap Growth Portfolios include return of capital distributions of ($0.003), ($0.006) and ($0.005), respectively.
(11)	The annualized ratios of expenses, excluding dividend expenses on securities sold short, after and before expense reductions to average net assets for the period or years ended December 31, 2008, December 31, 2009, and December 31, 2010 for the Long/Short Large-Cap Portfolio were 1.23% and 1.37%, 1.16% and 1.32%, and 1.24% and 1.36%, respectively. The portfolio turnover rates, excluding securities sold short, for the same periods were 105.80%, 163.38%, and 154.48%, respectively.
(12)	The Long/Short Large-Cap Portfolio commenced operations on May 1, 2008.
(13)	The Mid-Cap Value Portfolio commenced operations on January 2, 2009.
(14)	The International Small-Cap Portfolio commenced operations on May 1, 2006.
(15)	The American Funds Asset Allocation Portfolio commenced operations on February 2, 2009.
(16)	The Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, and Pacific Dynamix - Growth Portfolios commenced operations on May 1, 2009.

Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

														Ratio of
														Net
												Ratio of	Ratio of	Investment
												Expenses	Expenses	Income
	Net								Net			After	Before	After
	Asset								Asset		Net	Expense	Expense	Expense
	Value,		Net	Total	Distributions	Distributions			Value,		Assets,	Reductions	Reductions	Reductions
	Beginning of	Net	Realized	from	from Net	from			End of		End of	to Average	to Average	To Average	Portfolio
	Year or	Investment	and Unrealized	Investment	Investment	Capital		Total	Year or	Total	Year or	Net	Net	Net	Turnover
For the Year or Period Ended	Period	Income	Gain	Operations	Income	Gains		Distributions	Period	Returns (1)	Period	Assets (2), (3)	Assets (3)	Assets (3)	Rates
PD Aggregate Bond Index (4)
2010	$10.23	$0.31	$0.33	$0.64	($0.27)	($0.01)		($0.28)	$10.59	6.23%	$163,942,405	0.17%	0.28%	2.88%	148.73%
2009 (5)	10.00	0.19	0.21	0.40	(0.14)	(0.03)		(0.17)	10.23	3.97%	67,711,104	0.17%	0.28%	2.80%	324.46%

PD High Yield Bond Market (4)
2010	$11.30	$1.00	$0.43	$1.43	($1.02)	($0.29)		($1.31)	$11.42	13.05%	$38,750,894	0.34%	0.52%	8.57%	40.05%
2009 (5)	10.00	0.66	1.31	1.97	(0.63)	(0.04)		(0.67)	11.30	19.88%	27,986,392	0.34%	0.57%	9.00%	31.24%

PD Large-Cap Growth Index (4)
2010	$12.75	$0.19	$1.87	$2.06	($0.15)	($0.35)		($0.50)	$14.31	16.17%	$63,467,940	0.17%	0.24%	1.44%	56.10%
2009 (5)	10.00	0.12	2.80	2.92	(0.09)	(0.08)		(0.17)	12.75	29.12%	29,230,133	0.17%	0.45%	1.57%	80.71%

PD Large-Cap Value Index (4)
2010	$12.62	$0.29	$1.59	$1.88	($0.21)	($0.34)		($0.55)	$13.95	14.89%	$77,489,926	0.17%	0.24%	2.20%	54.98%
2009 (5)	10.00	0.18	2.67	2.85	(0.12)	(0.11)		(0.23)	12.62	28.54%	32,920,484	0.17%	0.42%	2.25%	88.66%

PD Small-Cap Growth Index (4)
2010	$12.66	$0.09	$3.49	$3.58	($0.07)	($0.65)		($0.72)	$15.52	28.24%	$20,094,602	0.21%	0.46%	0.63%	69.43%
2009 (5)	10.00	0.04	2.82	2.86	(0.03)	(0.17)		(0.20)	12.66	28.60%	11,785,105	0.21%	0.70%	0.56%	70.15%

PD Small-Cap Value Index (4)
2010	$12.65	$0.26	$2.74	$3.00	($0.23)	($0.82)		($1.05)	$14.60	23.67%	$22,994,481	0.21%	0.45%	1.93%	61.82%
2009 (5)	10.00	0.17	2.73	2.90	(0.13)	(0.12)		(0.25)	12.65	29.01%	13,168,196	0.21%	0.74%	2.12%	74.74%

PD International Large-Cap (4)
2010	$13.01	$0.30	$0.69	$0.99	($0.23)	($-	) (6)	($0.23)	$13.77	7.61%	$53,577,290	0.30%	0.46%	2.35%	3.25%
2009 (5)	10.00	0.14	3.02	3.16	(0.09)	(0.06)		(0.15)	13.01	31.59%	24,829,572	0.30%	0.64%	1.68%	5.62%

PD Emerging Markets (4)
2010	$14.21	$0.20	$2.64	$2.84	($0.19)	($0.31)		($0.50)	$16.55	20.04%	$25,449,031	0.85%	0.85%	1.34%	7.25%
2009 (5)	10.00	0.11	4.23	4.34	(0.11)	(0.02)		(0.13)	14.21	43.43%	17,805,640	0.97%	0.98%	1.33%	8.14%

(1)	Total returns for periods of less than one full year are not annualized.
(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements.
(3)	The ratios for periods of less than one full year are annualized.
(4)	Per share amounts have been calculated using the average shares method.
(5)	Operations commenced on May 1, 2009.
(6)	Amount represents less than $0.005 per share.

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WHERE TO GO FOR MORE INFORMATION

The Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You’ll find out how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. You’ll find more information about the Pacific Select Fund in the following documents:

Annual, semi-annual and quarterly reports
The Fund’s annual reports lists the holdings of the Fund’s portfolios (or a summary of holdings), describes portfolio performance, includes audited financial statements and tells you how investment strategies and portfolio performance have responded to recent market conditions and economic trends. The Fund’s semi-annual report lists the holdings of the Fund’s portfolios (or a summary of the holdings) and includes unaudited financial statements. The Fund’s annual and semi-annual reports may contain a summary schedule of investments for certain portfolios. A complete schedule of investments may be obtained as noted below. The Fund’s quarterly reports provide a list of the holdings of the Fund’s portfolios.

Statement of additional information (SAI)
The SAI contains detailed information about each portfolio’s investments, strategies and risks and a full description of the Fund’s policies and procedures regarding the selective disclosure of portfolio holdings. The SAI is considered to be part of the prospectus because it is incorporated by reference.

How to obtain documents
The documents above, once filed, are available, free of charge, on the website (www.pacificlife.com/pacificselectfund.htm). You may also call or write for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the Securities and Exchange Commission’s (SEC) Public Reference Room. The SEC may charge you a fee for this information. Investors in the American Funds Growth Portfolio, American Funds Growth-Income Portfolio and American Funds Asset Allocation Portfolio may also obtain a copy of the Master Funds’ documents by calling or writing.

Portfolio holdings information
The Fund’s unaudited portfolio holdings’ information can be found at www.PacificLife.com/PacificSelectFundMonthlyHoldings.htm. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios as indicated on the webpage. The adviser reserves the right to post holdings for any portfolio more frequently than monthly, but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law. This information can be found at www.PacificLife.com, within the Annuities and Life Insurance prospectus sections within each individual product prospectus section under additional Pacific Select Fund information.

Contact information
If you have any questions about any of the Fund’s portfolios or to obtain a copy of the Fund’s SAI or annual or semi-annual report, contact:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448
  6 a.m. through 5 p.m. Pacific time
Pacific Life’s Annuity Financial Professionals: 1-800-722-2333
  6 a.m. through 5 p.m. Pacific time
Pacific Life’s Life Insurance Policy Owners: 1-800-347-7787
  5 a.m. through 5 p.m. Pacific time
Website: www.PacificLife.com
PL&A’s Annuity Contract Owners: 1-800-748-6907
  6 a.m. through 5 p.m. Pacific time
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
  5 a.m. through 5 p.m. Pacific time
Website: www.PacificLifeAndAnnuity.com
Pacific Life Fund Advisors LLC 700 Newport Center Drive Post Office Box 9000 Newport Beach, California 92660

How to contact the SEC
Commissions Public Reference Section
100 F Street, NE
Washington, D.C. 20549-1520
Website: www.sec.gov
E-mail: publicinfo@sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You may also access reports and other information about the Fund on the EDGAR Database on the SEC’s webpage at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

SEC file number 811-5141

Pacific Life Insurance Company/
Pacific Life & Annuity Company
Mailing address:
P.O. Box 2378
Omaha, NE 68103-2378

Form No.	15-15756-26 483-11A

PACIFIC SELECT FUND
STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2011

The Pacific Select Fund (the “Fund”) is an open-end investment management company that is comprised of fifty portfolios (each a “Portfolio”, together the “Portfolios”).

Fixed Income Portfolios
(Class I Shares and Class P Shares)	U.S. Equity Portfolios (Class I Shares and Class P Shares)

Cash Management Portfolio*
Diversified Bond Portfolio*
Floating Rate Loan Portfolio**
High Yield Bond Portfolio*
Inflation Managed Portfolio*
Inflation Protected Portfolio**
Managed Bond Portfolio*
Short Duration Bond Portfolio*	American Funds Growth Portfolio*
American Funds Growth-Income Portfolio*
Comstock Portfolio*
Dividend Growth Portfolio*
Equity Index Portfolio*
Focused 30 Portfolio**
Growth LT Portfolio*
Large-Cap Growth Portfolio*
Large-Cap Value Portfolio*	Long/Short Large-Cap Portfolio*
Main Street® Core Portfolio*
Mid-Cap Equity Portfolio*
Mid-Cap Growth Portfolio*
Mid-Cap Value Portfolio*
Small-Cap Equity Portfolio*
Small-Cap Growth Portfolio*
Small-Cap Index Portfolio*
Small-Cap Value Portfolio*

Sector Portfolios
(Class I Shares and Class P Shares)	Non-U.S. Equity Portfolios (Class I Shares and Class P Shares)

Health Sciences Portfolio*	Emerging Markets Portfolio*	International Small-Cap Portfolio*
Real Estate Portfolio**	International Large-Cap Portfolio*	International Value Portfolio*
Technology Portfolio*

Asset Allocation/Balanced Portfolios (Class I Shares only)

American Funds Asset Allocation Portfolio*	Pacific Dynamix-Growth Portfolio*	Portfolio Optimization Moderate*
Pacific Dynamix-Conservative Growth Portfolio*	Portfolio Optimization Conservative*	Portfolio Optimization Growth*
Pacific Dynamix-Moderate Growth Portfolio*	Portfolio Optimization Moderate-Conservative*	Portfolio Optimization Aggressive-Growth*

PD Underlying Portfolios (Class P Shares only)

PD Aggregate Bond Index Portfolio* PD High Yield Bond Market Portfolio*	PD Large-Cap Growth Index Portfolio* PD Large-Cap Value Index Portfolio* PD Small-Cap Growth Index Portfolio*	PD Small-Cap Value Index Portfolio* PD International Large-Cap Portfolio* PD Emerging Markets Portfolio*

*	Classified as diversified
**	Classified as non-diversified

The Fund’s investment adviser is Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). This Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) as part of the Fund’s Registration Statement and is intended to supplement the information provided to investors in the Pacific Select Fund prospectus dated May 1, 2011 and any supplements thereto (together the “Prospectus”). Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund’s Prospectus and retained for future reference. The audited financial statements and financial highlights of each of the Portfolios as set forth in the Pacific Select Fund Annual Reports to shareholders for the fiscal year ended December 31, 2010, including the notes thereto, are incorporated into this SAI by reference. The entire content of this SAI is incorporated by reference into the Prospectus. A copy of the Fund’s Annual Reports dated December 31, 2010 and/or the Prospectus, may be obtained free of charge from the Fund at the Internet website address or telephone numbers listed below.

Distributor:	Adviser:
Pacific Select Distributors, Inc. 700 Newport Center Drive P.O. Box 9000 Newport Beach, CA 92660	Pacific Life Fund Advisors LLC 700 Newport Center Drive P.O. Box 9000 Newport Beach, CA 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-4448
Pacific Life’s Annuity Financial Professionals: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-347-7787
Pacific Life & Annuity Company’s (“PL&A’s”) Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
Website: www.PacificLife.com

i

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INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund’s securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS

The investment objective and principal investment policies of each Portfolio are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Portfolio, and are intended to supplement the information provided in the Prospectus. PLFA may in consultation with the relevant sub-adviser/management firm (the “Manager”), revise investment policies, strategies and restrictions for a Portfolio other than fundamental policies of a Portfolio. Any percentage limitations noted are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

The Portfolios in which the three Pacific Dynamix Portfolios and the five Portfolio Optimization Portfolios invest are each generally referred to as an “Underlying Portfolio” or collectively as “Underlying Portfolios” in this SAI. When referring only to those Underlying Portfolios in which the three Pacific Dynamix Portfolios invest, the term “PD Underlying Portfolios” is used.

The American Funds Asset Allocation Portfolio, American Funds Growth-Income Portfolio and American Funds Growth Portfolio (each a “Feeder Portfolio” and collectively the “Feeder Portfolios”) currently do not invest directly in individual securities but rather invest all of their assets in the Asset Allocation Fund, Growth-Income Fund and Growth Fund (each a “Master Fund” and collectively the “Master Funds”), respectively. Each Master Fund is a series of American Funds Insurance Series® and invests directly in individual securities. PLFA may in the future determine to invest the assets of the Feeder Portfolios in other master funds, manage the assets of the Feeder Portfolios itself or hire sub-advisers to manage the assets of the Feeder Portfolios, all without shareholder approval. The investment techniques of each Master Fund are described in the statement of additional information for the Master Funds, which is delivered together with this SAI.

Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted or prohibited in the Prospectus or this SAI that the Adviser or Manager reasonably believes is compatible with the investment objectives and policies of that Portfolio. Net assets are assets in each Portfolio, minus any liabilities.

Unless otherwise noted, a Portfolio may lend up to 33 1/3% of its assets to brokers-dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 5% of total assets for the Cash Management Portfolio).

Cash Management Portfolio

In addition to the securities and investment techniques described in the Prospectus, the Portfolio may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Portfolio may also invest in restricted securities and up to 5% of its assets in illiquid securities.

The Portfolio may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities. The Manager shall determine whether a security presents minimal credit risk under guidelines established by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated at the date of investment in the highest ratings categories, (i.e., Prime-1 by Moody’s Investor Service, Inc. (“Moody’s”), A-1 by Standard & Poor’s Rating Services (“S&P”)) by (i) any two nationally recognized statistical rating organizations (“NRSROs”) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) it is a government security (which means any “government security” as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended (“1940 Act”)). The Portfolio may not invest more than 5% of its

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assets, measured at the time of investment, in securities of any one issuer that are of the highest quality (0.5% for second-highest rating category), except that this limitation shall not apply to government securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception subject to certain conditions for up to 25% of the Portfolio’s assets. For more information on diversification, see the “Diversification Versus Non-Diversification” section.

With respect to 3% of its assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Portfolio may not invest more than 0.5% of its assets, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Portfolio’s investments are limited to securities that mature within 397 calendar days or less (45 days or less for instruments in the second-highest rating category) from the date of purchase (a repurchase agreement, unless subject to a demand feature, should be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur).

The SEC’s regulations require the Cash Management Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 60 calendar days or less, a dollar-weighted average life to maturity of 120 calendar days or less (measured without regard to interest rate adjustments on adjustable rate instruments) to limit its investments to instruments having remaining maturities of 397 calendar days or less (except securities held subject to repurchase agreements having 397 calendar days or less to maturity) and to invest only in holdings that meet specified quality and credit criteria.

The Cash Management Portfolio complies with Rule 2a-7 of the 1940 Act as appropriate and as may be amended from time to time. Any action by the Adviser that is consistent with any no-action or interpretive position adopted by the SEC staff shall be deemed to be consistent with such Rule.

Diversified Bond Portfolio

The Portfolio may invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. Treasury Inflation Protected Securities (“TIPS”); American Depositary Receipts (“ADRs”); European Depositary Receipts (“EDRs”); Global Depositary Receipts (“GDRs”); swap agreements; equity securities; preferred stocks; stripped mortgage-backed securities; collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); collateralized loan obligations (“CLOs”); collateralized mortgage obligations (“CMOs”); forward commitments; repurchase agreements and securities issued by other investment companies.

Floating Rate Loan Portfolio

The Portfolio is a “non-diversified” portfolio.

The Portfolio may invest all or substantially all of its assets in senior loans and other debt instruments that are rated noninvestment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” and “Loan Participations and Assignments” sections as well Appendix A for information on fixed income ratings.

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The Portfolio may invest more than 25% of its total assets in securities of an issuer which is deemed to be in the financial services industry. The financial services industry is subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.

The Portfolio may also invest in credit default swaps which are used to manage default risk of an issuer and/or gain exposure to a portion of the fixed income market, loan credit index, or an individual issuer.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Portfolio receives a fee. The Manager intends to limit any such commitments to less than 5% of the Portfolio’s assets. The Portfolio may enter into repurchase agreements with respect to its permitted investments. The Portfolio may (1) purchase warrants with upfront fees received in connection with purchasing a loan and (2) receive and hold warrants in connection with a loan restructuring. The Portfolio also may invest in closed-end investment companies which invest in floating rate instruments. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio.

High Yield Bond Portfolio

The Portfolio invests primarily in fixed-income securities (including corporate debt securities) rated Ba or lower by Moody’s, or BB or lower by S&P, or, if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings. In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities (including securities of U.S. agencies and instrumentalities); senior loans; bank obligations; loan participations and assignments; commercial paper; mortgage-related securities; asset-backed securities; variable and floating rate debt securities; firm commitment agreements; when-issued securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries and foreign branches of U.S. banks. The Portfolio may also invest up to 10% of its assets in common stocks (including warrants and including up to 5% in non-dividend paying common stocks).

In seeking higher income, managing the Portfolio’s duration, or reducing principal volatility, the Portfolio may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, credit default, and currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Inflation Managed Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: mortgage-related securities including CMOs and mortgage-backed bonds; CLOs, CDOs, and CBOs; variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Portfolio may engage in short sales and short sales against the box. The Portfolio may invest up to 5% of its net assets in event-linked bonds. In addition, the Portfolio may invest up to 10% of its assets in preferred stock.

The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or equivalently rated by S&P or Fitch or if unrated, are of comparable quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings.

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In pursuing its investment objective, the Portfolio may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Inflation Protected Portfolio

The Portfolio is a non-diversified portfolio.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: structured notes; variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; emerging markets debt; U.S. dollar denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase agreements. The Portfolio may engage in short sales and short sales against the box.

The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or equivalently rated by S&P or Fitch or if unrated, are of comparable quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings.

In pursuing its investment objective, the Portfolio may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps (on individual securities and/or a basket of securities), and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Managed Bond Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: mortgage-related securities including CMOs and mortgage-backed bonds; CLOs, CDOs, and CBOs; variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Portfolio may engage in short sales and short sales against the box. The Portfolio may invest up to 5% of its net assets in event-linked bonds. In addition, the Portfolio may invest up to 10% of its total assets in equity related securities. Equity-related securities share characteristics of both debt and equity, such as convertibles and preferred stock.

The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or equivalently rated by S&P or Fitch or if unrated, are of comparable quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings.

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In pursuing its investment objective, the Portfolio may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Duration Bond Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: adjustable rate mortgage loans (“ARMs”) and real estate mortgage investment conduits (“REMICs”); asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; payment-in-kind bonds (“PIKs”); variable and floating rate securities; when issued or delayed delivery securities; Yankee bonds; Eurobonds; repurchase agreements and preferred stock. The Portfolio may engage in short sales against the box and invest up to 5% of its assets in foreign denominated securities. The Portfolio may invest up to 5% of its assets in debt securities rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings.

In addition, the Portfolio may purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Portfolio may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon. The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The Portfolio may also invest in money market funds, including those managed by T. Rowe Price, as a means of return on cash, as permitted by the 1940 Act and rules promulgated thereunder and/or pursuant to an exemptive order received by T. Rowe Price from the SEC.

American Funds Growth Portfolio

The Growth Fund of the American Funds Insurance Series serves as a Master Fund (“Master Growth Fund”) to the American Funds Growth Portfolio. In addition to the investment policies and techniques described in the Prospectus, the Master Growth Fund may also invest in, among other things: real estate investment trusts (“REITs”); securities of issuers domiciled outside the U.S., including less developed securities markets; pass-through securities, including mortgage-related securities and CMOs; asset-backed securities; cash and cash equivalents, small capitalization stocks; debt securities; convertible securities; repurchase agreements; short sales against the box; and private placements. The Master Growth Fund may not invest more than 15% of its net assets in illiquid securities and may not issue senior securities, except as permitted by the 1940 Act. In addition, the Master Growth Fund may invest up to 10% of its assets in non-investment grade (high yield/high risk) debt securities rated Ba or lower by an NRSRO designated by the investment adviser to the Master Growth Fund or if unrated, are of comparable quality as determined by the investment adviser to the Master Growth Fund. For more information on fixed income ratings, see Appendix A.

Please see the American Funds Insurance Series statement of additional information, which is delivered together with this SAI, for more information regarding the investment techniques of the Master Growth Fund.

American Funds Growth-Income Portfolio

The Growth-Income Fund of the American Funds Insurance Series serves as a Master (“Master Growth-Income Fund”) Fund to the American Funds Growth-Income Portfolio. In addition to the investment policies and techniques described in the Prospectus, the Master Growth-Income Fund may also invest in, among other things: REITs; securities of issuers domiciled outside the U.S.,

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including less developed securities markets; pass-through securities, including mortgage-related securities and CMOs; asset-backed securities; cash and cash equivalents, small capitalization stocks; debt securities; convertible securities; repurchase agreements; short sales against the box; and private placements. The Master Growth-Income Fund may not invest more than 15% of its net assets in illiquid securities and may not issue senior securities, except as permitted by the 1940 Act. In addition, the Master Growth-Income Fund may invest up to 5% of its assets in non-investment grade (high yield/high risk) debt securities rated Ba or lower by an NRSRO designated by the investment adviser to the Master Growth-Income Fund or if unrated, are of comparable quality as determined by the investment adviser to the Master Growth-Income Fund. For more information on fixed income ratings, see Appendix A.

Please see the American Funds Insurance Series statement of additional information, which is delivered together with this SAI, for more information regarding the investment techniques of the Master Growth-Income Fund.

Comstock Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest up to 10% of its assets in high quality short-term debt securities and investment grade corporate debt securities to provide liquidity and up to 10% of its assets in REITs and real estate operating companies (“REOCs”).

Dividend Growth Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. dollar-denominated corporate debt securities of domestic and foreign issuers; convertible securities; preferred stock; U.S. government securities; REITs, bank obligations; warrants; when-issued securities; commercial paper; repurchase agreements; reverse repurchase agreements and initial public offerings (“IPOs”). The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash. The Portfolio may also purchase other investment company securities. See “Investments in Other Investment Company Securities” for more information.

The Portfolio may not invest in variable and floating rate securities. The Portfolio may also invest in money market funds, including those managed by T. Rowe Price, as a means of receiving a return on cash, as permitted by the 1940 Act and rules promulgated thereunder and/or pursuant to an exemptive order received by T. Rowe Price from the SEC.

Equity Index Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. In connection with the use of derivative instruments, the Portfolio may enter into short sales in order to adjust the weightings of particular securities, represented in a derivative to more accurately reflect the securities weightings in the target index. The Portfolio may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment agreements; REITs; when-issued securities; and reverse repurchase agreements. The Portfolio may also invest in securities, issued by other investment companies, including exchange traded funds (“ETFs”). The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. Temporary investments are not made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests.

The Portfolio may not invest in restricted securities (including private placements).

The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

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Focused 30 Portfolio

The Portfolio is a “non-diversified” portfolio.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio may also invest in money market funds, including those managed by Janus, as a means of receiving a return on cash, as permitted by the 1940 Act and rules promulgated thereunder and/or pursuant to an exemptive order received by Janus from the SEC. The Portfolio is also permitted to invest in foreign securities, including ADRs, EDRs, and GDRs, and in debt securities, including bonds rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings. The Portfolio may also engage in short sales against the box.

In addition to the derivatives and other techniques described in the Prospectus, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Growth LT Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: warrants, however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Portfolio may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or if unrated, are of comparable quality as determined by the Manager. The Portfolio may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings. The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, as permitted by the 1940 Act and rules promulgated thereunder and/or pursuant to an exemptive order received by Janus from the SEC.

The Portfolio is also permitted to invest in equity securities of foreign issuers. The Portfolio may purchase ADRs, EDRs, and GDRs, and other types of receipts evidencing ownership of the underlying foreign securities. The Portfolio may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Portfolio may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in forward foreign currency contracts and foreign currency transactions.

Large-Cap Growth Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: U.S. government securities, its agencies and instrumentalities; bank and corporate debt securities, which may be denominated in any currency; repurchase agreements; reverse repurchase agreements; private placements; securities issued by other investment companies; convertible securities; warrants; rights; ADRs, EDRs and GDRs; exchange-traded index securities; short sales against the box; loan participations; when-issued securities; mortgage-backed securities; and asset-backed securities.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash.

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Large-Cap Value Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Portfolio is also permitted to invest in: mortgage-related securities; small-capitalization stocks; unseasoned issuers; equity REITs; ADRs, Yankee bonds and other foreign securities quoted in U.S. dollars; variable and floating rate securities; firm commitment agreements; when-issued securities; illiquid securities; fixed income securities and securities that can be converted into equity securities. The Portfolio may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Portfolio may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings. The Portfolio may engage in short sales against the box.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash.

Long/Short Large-Cap Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stock; convertible securities; bank obligations such as bankers’ acceptances, certificates of deposits, time deposits and demand instruments; commercial paper; REITs and REOCs; U.S. government securities, its agencies or instrumentalities; corporate debt securities; repurchase agreements; reverse repurchase agreements; rights and warrants; securities issued on a when-issued or delayed delivery basis; mortgage-related securities; limited partnerships that are publicly traded on a securities exchange; and variable and floating rate instruments. The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash.

The Portfolio may also invest in other investment companies; emerging market securities; foreign investments including equity and debt securities of foreign sovereigns or foreign entities, ADRs, EDRs and GDRs; exchange traded funds; IPOs; and private placements, restricted securities and other unregistered securities. The Portfolio may engage in interfund lending. The Portfolio may borrow, for temporary and/or investment purposes, and each Manager may invest in cash or cash equivalents for temporary defensive purposes.

The Portfolio may invest in OTC securities, short-term funding agreements issued by banks or highly rated U.S. insurance companies, and securities issued in connection with reorganizations and corporate restructurings.

Main Street Core Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in common stocks of medium and small companies and in companies located outside the U.S. including emerging market countries and in ADRs; convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies.

To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Portfolio may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; bankers’ acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if unrated, are of comparable quality as determined by the Manager.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash.

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Mid-Cap Equity Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stocks; securities convertible into or exchangeable for common stocks; repurchase agreements; reverse repurchase agreements; ADRs; GDRs; firm commitment agreements; and when-issued securities; and up to 5% of its assets in rights. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio may purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies).

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest in equity REITs.

Mid-Cap Growth Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if unrated, are of comparable quality as determined by the Manager), including foreign and domestic securities. For more information on such securities see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings. The Portfolio may engage in short sales, and short sales against the box.

In addition, the Portfolio will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may not invest in Brady Bonds and reverse repurchase agreements. The Portfolio may invest up to 10% of its assets in REITs and REOCs. The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash.

Mid-Cap Value Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: repurchase agreements; when-issued securities; forward commitments; reverse repurchase agreements; ADRs; EDRs; GDRs; rights; warrants; REITs; and bank obligations. The Portfolio may invest in U.S. government securities; tender option bonds; zero coupon bonds; PIK bonds; mortgage-related securities; asset-based securities including precious metal-related securities; collateralized bond obligations; publicly traded master limited partnerships; foreign securities including emerging markets; foreign currency transactions; fixed-income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions; and Brady bonds. The Portfolio may also invest in securities issued by other investment companies, including ETFs.

The Portfolio may also engage in derivatives including writing covered call and put options, and buying call and put options. The Portfolio’s use of derivatives is primarily for the purpose of reducing risk to the Portfolio as a whole (hedge) but may also be used to maintain liquidity and commit cash pending investment. The Portfolio may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The Portfolio may engage in short sales against the box.

Small-Cap Equity Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: equity securities including investments in other investment companies as permitted by the 1940 Act; debt securities including but not limited to U.S. government securities; zero coupon bonds; step coupon bonds; PIKs; mortgage-related securities (including stripped mortgage-backed securities) as well as lower quality debt securities; asset-backed securities; CMOs; foreign securities including EDRs and GDRs; firm commitment agreements and when-issued securities. The Portfolio may also engage in short sales and short

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sales against the box; repurchase agreements; reverse repurchase agreements; emerging market countries; equity IPOs; REITs; and REOCs.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash. The portfolio may also invest up to 5% of its assets in structured notes, trade claims or warrants of which up to 2% can be in warrants listed on the New York or NYSE Amex Equities Stock Exchange.

Small-Cap Growth Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small capitalization stocks; ADRs; U.S. government securities, its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper).

The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on fixed income ratings, see Appendix A.

Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Portfolio may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Manager, be of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash. The Portfolio may also engage in short sales against the box.

Small-Cap Index Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 Index or other indexes of small capitalization companies. The Portfolio may enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 Index and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; and securities that are convertible into common stock. The Portfolio may also invest in securities issued by other investment companies, including ETFs. In connection with the use of derivatives, the Portfolio may enter into short sales, in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index. The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000 Index. These investments will not be made in anticipation of a general decline in the market prices of stocks in which the Portfolio invests.

The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Small-Cap Value Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stock; convertible securities; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; when issued or delayed delivery securities; loan participations; warrants; repurchase agreements; and commercial paper. The Portfolio may also

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invest in corporate debt securities (including U.S. dollar or foreign currency denominated corporate debt of domestic or foreign issuers); mortgage-related securities; asset-backed securities; and money market instruments. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings. The Portfolio may engage in short sales against the box.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash.

Health Sciences Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; Standard & Poor’s Depositary Receipts (“SPDRs”); when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales and short sales against the box.

The Portfolio may also invest in U.S. dollar denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash.

The Portfolio may also invest in private securities; various business ventures, including partnerships and joint ventures; IPOs; ETFs; structured notes; and money market instruments. The Portfolio may also borrow money; purchase shares of affiliated investment companies; lend its securities to others for cash management purposes; and hold illiquid securities.

Real Estate Portfolio

The Portfolio is a “non-diversified” portfolio.

For purposes of the Portfolio’s investment policies, a company is in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Portfolio may also invest in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; and structured notes. The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash.

Because of the Portfolio’s policy of concentrating its investments in securities of issuers of real estate investment trusts (“REITS”) and in industries related to real estate, the Portfolio is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Portfolio will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

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Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Portfolio are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Technology Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: securities of unseasoned companies (less than three years of operating history); debt securities; repurchase agreements; reverse repurchase agreements; IPOs; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; rights; ETFs; and illiquid securities. The Portfolio may engage in short sales against the box.

The Portfolio may also invest in U.S. dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings.

The Portfolio may use futures, options, forward contracts, and swaps to try to increase returns, hedge existing positions, provide equity exposure to the Portfolio’s cash position, as a substitute for securities, or to increase or reduce market or credit exposure.

Emerging Markets Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; high quality debt securities; money market obligations; and in cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Portfolio may also invest in: non-convertible fixed income securities denominated in foreign currencies; small capitalization stocks; equity index swap agreements; equity-linked securities; ADRs, GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Portfolio is also permitted to invest in other investment companies securities, including optimized portfolios as listed securities (“OPALS”). The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Portfolio invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Portfolio may invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or if unrated, are of comparable quality

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as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings.

The Portfolio may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. The Portfolio may invest up to 5% of its assets in direct investments in Russia, excluding ADRs, GDRs, and EDRs.

International Large-Cap Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stock; convertible securities; warrants and rights; repurchase agreements; investment in other investment companies (open and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations.

International Small-Cap Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: cash and repurchase agreements; short-term instruments, including U.S. government securities and U.S. dollar-denominated fixed income securities of domestic issuers with maturities of one year or less for liquidity and reserves only; commercial paper; bank obligations; common stock or preferred stock of foreign issuers and securities convertible into or exchangeable for common stock; U.S. registered equity securities of foreign issuers; depositary receipts such as ADRs; and up to 5% of its assets in emerging markets securities not included in the Portfolio’s benchmark.

International Value Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: convertible securities; depositary receipts including ADRs, GDRs and EDRs; rights and warrants; instruments of supranational entities denominated in foreign currencies; securities of multinational companies; and semi-governmental securities; non-convertible fixed income securities denominated in foreign currencies; purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; currency swaps and forward currency exchange contracts; and repurchase agreements. The Portfolio’s investments in convertible securities are not subject to the limitations described in the “Bank Obligations” section. The Portfolio may engage in foreign currency transactions. The Portfolio may invest up to 10% of its assets in emerging markets securities.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations. The Portfolio may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or if unrated, are of comparable quality as determined by the Manager. In addition, the Portfolio may invest up to 5% of its assets in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings.

American Funds Asset Allocation Portfolio

The Asset Allocation Fund of the American Funds Insurance Series serves as a Master Fund (“Master Asset Allocation Fund”) to the American Funds Asset Allocation Portfolio. The Master Asset Allocation Fund may invest in non-investment grade (high yield/high risk) debt securities rated Ba or lower by a NRSRO designated by the investment adviser to the Master Funds, or if unrated, are of comparable quality as determined by the investment adviser to the Master Funds. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings. In addition to the investment policies and techniques described in the Prospectus, the Master Asset Allocation Fund may also invest in, among other things: REITs; securities, including debt securities, of issuers domiciled outside the U.S., including less developed securities markets; pass-through securities, including mortgage-related securities and CMOs; asset-backed securities; cash and cash equivalents; small capitalization; convertible securities; repurchase agreements; and private placements. The Master Asset Allocation Fund may not invest more than 15% of its net assets in illiquid securities and may not issue senior securities, except as permitted by the 1940 Act.

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Please see the American Funds Insurance Series statement of additional information, which is delivered together with the Fund’s SAI, for more information regarding the investment techniques of the Master Asset Allocation Fund.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (together, the “Portfolio Optimization Portfolios”) will generally limit their investments to Class P shares of other Portfolios of the Fund, U.S. government securities and short term debt instruments, although the Portfolio Optimization Portfolios may invest in money market instruments, unaffiliated investment companies, and other securities for temporary defensive purposes, or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

Pacific Dynamix Portfolios

The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (together, the “Pacific Dynamix Portfolios”) will limit their investments to shares of the PD Underlying Portfolios, U.S. government securities and short term debt instruments, although the Pacific Dynamix Portfolios may invest in money market instruments, unaffiliated investment companies, and other securities for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

PD Aggregate Bond Index Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: obligations of industrial, banking and other financial issuers; municipal bonds and notes; obligations guaranteed by the U.S. government, its agencies or instrumentalities; mortgages including residential, multifamily and commercial; mortgage-related securities including CMOs and REMICs; variable and floating rate debt securities; asset-backed securities; zero coupon, pay-in-kind and deferred payment securities; money market instruments including obligations of the U.S. Treasury, short-term obligations of foreign sovereign governments, supranational obligations, bank obligations, commercial paper and repurchase agreements. The Portfolio may also invest in money market funds, including those managed by SSgA FM, as a means of return on cash as permitted by the 1940 Act and rules promulgated thereunder. For information on bond ratings, see Appendix A.

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD High Yield Bond Market Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

The Portfolio invests primarily in non-investment grade fixed-income securities (including corporate debt securities) or of equivalent quality as determined by the manager. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings. In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities (including securities of U.S. government agencies and instrumentalities); other types of corporate issuance such as medium term notes and 144A securities; mortgage-backed, asset-backed, debt of trusts CBOs and CLOs, traded loans; participation certificates; sovereign and supranational debt; repurchase agreements; The Portfolio may also invest in money market funds, including those managed by SSgA FM, as a means of return on cash as permitted by the 1940 Act and rules promulgated thereunder. The Portfolio may invest in debt securities convertible into equity securities, including REIT common stock and depositary shares. The Portfolio may also directly hold equity securities, including common stock, REIT common stock, ADRs, EDRs and GDRs, preferred stock and warrants.

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as

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described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD Large-Cap Growth Index Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies; ETFs; and REITs. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities.

The Portfolio may not invest in restricted securities (including private placements).

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD Large-Cap Value Index Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure to the Portfolio’s cash. The Portfolio may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies; and ETFs. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities.

The Portfolio may not invest in restricted securities (including private placements).

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD Small-Cap Growth Index Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 Index or other indexes of small capitalization companies. The Portfolio may enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure to the Portfolio’s cash. The Portfolio may invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 Growth Index and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities;

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firm commitment agreements; when issued securities; other investment companies; ETFs; and securities that are convertible into common stock. The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000 Growth Index.

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD Small-Cap Value Index Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 Index or other indexes of small-capitalization companies. The Portfolio may enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure to the Portfolio’s cash. The Portfolio may invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 Value Index and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; firm commitment agreements; when issued securities; other investment companies; ETFs; and securities that are convertible into common stock. The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000 Value Index.

The Fund reserves the right for the Portfolio to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

PD International Large-Cap Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: repurchase agreements; and short-term instruments, including U.S. government securities; commercial paper and bank obligations. The portfolio may enter into a forward currency contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, the portfolio may, from time to time, enter into a forward currency contract to exchange one currency for another currency.

The portfolio may invest up to 10% of its assets in shares of other investment companies (open and/or closed-end funds) that invest in one or more Approved Markets, as described in the Prospectus, although it intends to do so only where access to those markets is otherwise significantly limited.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations and to facilitate settlement of anticipated or actual purchases of securities.

Because the structure of the Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

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PD Emerging Markets Portfolio

This Portfolio is only available through the Pacific Dynamix Portfolios.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: repurchase agreements; and short-term instruments, including U.S. government securities; commercial paper and bank obligations. The portfolio may enter into a forward currency contract in connection with the purchase or sale of foreign equity securities, typically to “lock in” the value of the transaction with respect to a different currency. In addition, the portfolio may, from time to time, enter into a forward currency contract to exchange one currency for another currency.

The portfolio may invest up to 10% of its assets in shares of other investment companies (open and/or closed-end funds) that invest in one or more Approved Markets, as described in the Prospectus, although it intends to do so only where access to those markets is otherwise significantly limited.

The Portfolio may enter into futures contracts to provide equity exposure to the Portfolio’s cash and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations.

Because the structure of the Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.

Diversification Versus Non-Diversification

The cover of this SAI sets out which Portfolios are classified as “diversified” and which are classified as “non-diversified”, as described further below. Each non-diversified Portfolio reserves the right to become a diversified Portfolio by limiting the investments in which more than 5% of the Portfolio’s assets are invested. Being classified as non-diversified does not prevent a Manager from managing as though it were diversified.

Diversified.  The term “diversified” under the 1940 Act generally means that 75% of a Portfolio’s assets is to be represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities and, for purposes of this calculation, it may not invest in other securities if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities.

For the Cash Management Portfolio, “diversified” differs from above in that with respect to 100% of its assets, it may not invest more than 5% of its assets in top-rated securities of any one issuer (0.5% for second-highest rating category), with the exception of U.S. government securities and securities subject to certain guarantees. In addition, the Cash Management Portfolio may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security.

Non-diversified.  The term “non-diversified” means that the proportion of a Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (For more information, see the “Taxation” section). Because a non-diversified Portfolio may invest in a smaller number of companies than a diversified Portfolio, an investment in a non-diversified Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified Portfolio. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified Portfolio.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Portfolio assume full risk of the investments. Investors should not assume that a Portfolio will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

The investment techniques described below may be pursued directly by the Portfolios. As a general matter, a Feeder Portfolio does not invest directly in securities but rather invests directly in its Master Fund. However, the Feeder Portfolios are subject to the

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risks described below indirectly through their investment in the Master Funds, which invest directly in securities. The following supplements the discussion in the Master Funds’ prospectus and statement of additional information regarding the investment strategies, policies and risk of the Master Funds.

U.S. Government Securities

All Portfolios may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

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While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by terrorist acts, war or other acts that destroy real estate such as natural disasters.

Mortgages and Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a Portfolio may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund’s policies concerning diversification and concentration, see “Diversification versus Non-Diversification” and “Concentration Policy”.

Mortgages (Directly Held).  Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.

The directly placed mortgages in which the Portfolios invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets

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such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Portfolio forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Portfolio will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolios or the Managers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Pass-Through Securities.  These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.

GNMA Certificates.  GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-

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backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. In addition, the U.S. Treasury has also taken the following additional steps with respect to FNMA and FHLMC: (i) a commitment of indefinite duration to maintain the positive net worth of FNMA and FHLMC in exchange for senior preferred stock and warrants for common stock of the entities; (ii) the establishment of a new secured lending credit facility available to FNMA and FHLMC which terminated on December 31, 2009; and (iii) a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which ended on December 31, 2009. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury initiatives discussed above will be successful.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Collateralized Mortgage Obligations (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class.

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Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Portfolio’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. CMO residuals are risky, volatile and typically unrated.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO

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structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Inverse Floaters and Planned Amortization Class Certificates (“PAC”).  Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Portfolio’s limitations on investment in illiquid securities.

Mortgage Dollar Rolls.  Mortgage “dollar rolls” are contracts in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the

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securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Collateralized Debt Obligations (“CDOs”).  CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Linked Securities

Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indexes, commodity prices or other financial indicators. Among the types of linked securities in which a Portfolio can invest in include:

Equity-Linked, Debt-Linked and Index-Linked Securities.  Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Portfolio invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Portfolio bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts”, “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements”, and “Warrants and Rights.”

Currency-Indexed Securities.  Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds.  Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

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A Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Portfolio may obtain such cash from selling other portfolio holdings which may cause a Portfolio to incur capital gains or losses on the sale.

High Yield Bonds

High yield bonds are non-investment grade high risk debt securities (“high yield bonds” are commonly referred to as “junk bonds”).

In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery.

A Portfolio may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on bond ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Obligations of Stressed, Distressed and Bankrupt Issuers

A Portfolio may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below

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par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of a Portfolio; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that a Portfolio’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving securities and other obligations of stressed, distressed and bankrupt issuers, there exists the risk that the transaction involving such securities or obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed or distressed securities or obligations, the value of which may be less than a Portfolio’s purchase price of such securities or obligations. Furthermore, if an anticipated transaction does not occur, a Portfolio may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed securities or obligations in which a Portfolio invests, there is a potential risk of loss by a Portfolio of its entire investment in any particular investment. Additionally, stressed and distressed securities or obligations of government and government-related issuers are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of a Portfolio’s original investment in a company. For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. A Manager’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to a Portfolio and distributions by a Portfolio or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Participation on Creditors Committees

A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Participation on such committees is also increasingly prone to litigation and it is possible that a Portfolio could be involved in lawsuits related to such activities, which could expose a Portfolio to additional liabilities that may exceed the value of a Portfolio’s original investment in the company. See the “Obligations of Stressed Distressed and Bankrupt Issuers” section above. A Portfolio will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Portfolio’s rights as a creditor or to protect the value of securities held by a Portfolio.

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Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, loans or credit agreements and bank capital securities. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% of total assets for the Cash Management Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

A Portfolio may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See the “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations and Assignments” and “Variable and Floating Rate Securities” sections below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Portfolio will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $250,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by a Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Unless otherwise noted, a Portfolio may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $250,000, by the FDIC; (ii) the savings and loan association issuing the security is a member of the FDIC; and (iii) the institution is insured by the FDIC.

Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

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Delayed Funding Loans and Revolving Credit Facilities

A Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate liquid assets.

A Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

Loan Participations and Assignments

A Portfolio may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Portfolio may invest in Senior Loans that are not secured by any collateral.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 1.00% and the borrower were paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Portfolio has direct recourse against the borrower, a Portfolio may have to rely

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on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Portfolio’s investments and, where a Portfolio owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Portfolio were determined to be subject to the claims of the agent’s general creditors, a Portfolio might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

The risks associated with Senior Loans are similar to the risks of “junk” securities. A Portfolio’s investments in Senior Loans is typically below investment grade and is considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Portfolio’s net asset value (“NAV”) per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Portfolio to invest assets at lower yields.

Although Senior Loans in which a Portfolio will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Portfolio could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Portfolio may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s NAV than if that value were based on available market quotations, and could result in significant variations in a Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Portfolio may invest. If a secondary market exists for certain of the Senior Loans in which a Portfolio invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Portfolio may be adversely affected.

A Portfolio may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. A Portfolio will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the Portfolio has obligated itself to make to the borrower, but that the borrower has not yet requested.

A Portfolio may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Portfolio buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Portfolio may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

A Portfolio is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Portfolio’s NAV as a result of changes in interest rates.

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The Senior Loans in a Portfolio’s investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to a Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Portfolio from its investments in Senior Loans should decrease. The amount of time required to pass before a Portfolio will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio.

A Portfolio may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A Portfolio’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. The participation interest in which a Portfolio intends to invest may not be rated by any nationally recognized rating service. A Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments.

When a Portfolio is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

In addition, the Floating Rate Loan Portfolio may originate loans directly. When a Portfolio is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through set-off. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When a Portfolio is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders. A Portfolio will not act as the agent, originator, or principal negotiator or administrator of a Senior Loan.

Some Portfolios limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see the “Investment Restrictions” section). For purposes of these limits, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

Note, however, that the Floating Rate Loan Portfolio may invest more than 25% of its assets in debt instruments of borrowers and securities of issuers deemed to be in the financial services sector, which includes, among others, commercial banks, bank holding companies, thrift institutions, commercial finance, consumer finance, diversified financial, insurance companies and special purpose finance companies. As a result, the Portfolio may be subject to greater risk with regard to certain occurrences, such as government regulation or credit market events, specifically affecting the financial services sector.

Junior Loans.  A Portfolio may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a

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claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. A Portfolio may purchase Junior Loan interests either in the form of an assignment or a loan participation (see discussion above about “Loan Participations and Assignments”).

Municipal Securities

Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include residual interest bonds and “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

When a Portfolio purchases municipal securities, the Portfolio may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal OTC transactions, there is counter-party risk of default which could result in a loss to the Portfolio.

A tax opinion is typically rendered at the time a municipal security is issued and is generally based on the facts and law at that time. For municipal securities purchased in the secondary market, there is a risk that a change in the facts or laws could change a conclusion in the tax opinion and result in the municipal security losing its federal income tax exempt status.

Corporate Debt Securities

The debt securities in which a Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or if unrated are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Portfolio may invest. In the event that a security owned by a Portfolio is downgraded to below the Portfolio’s respective minimum ratings criteria, the Portfolio may nonetheless retain the security.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Tender Option Bonds.  Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

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The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (“super floater”) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Custodial Receipts and Trust Certificates

Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. government securities, municipal securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Portfolio would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note

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without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by a rating agency; a Portfolio, other than the Cash Management Portfolio, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Cash Management Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus and in the “Additional Investment Policies of the Portfolios” section above. Master demand notes are considered by the Cash Management Portfolio to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of ratings applicable to commercial paper.

Convertible Securities

Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”). This combination is achieved by investing in non-convertible fixed-income securities (non-convertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

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More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Duration

Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

Most notes and bonds provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Although frequently used, the “term of maturity” of a bond may not be a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Stated alternatively, the term of maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. To assess the value of these bonds, not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments, are important to consider.

Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. A shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows because bonds with higher coupon payments pay relatively more of their cash flows sooner. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the term to maturity and coupon payments unchanged,

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also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager of a Portfolio may use other analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

Repurchase Agreements

Repurchase agreements entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at a Portfolio’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies or, if not rated by a rating agency, are of equivalent investment quality as determined by the Adviser or Manager, except that the Cash Management Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the Prospectus and in the discussion of that Portfolio’s investment objective and policies above. For information on ratings, see Appendix A.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Portfolio. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Portfolio enters into repurchase agreements.

A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of a Portfolio (5% of total assets for the Cash Management Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

Borrowing

Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed, including reverse repurchase agreements, by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing). This borrowing may be secured or unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. The cost of borrowing may reduce a Portfolio’s return. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a

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line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Portfolio may use short-term credit as necessary for the clearance of purchase and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by a Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Portfolio’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to a Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.

Loans of Portfolio Securities

For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Portfolio. For purposes of determining compliance with the 33 1/3%, total assets may include the value of the collateral. In addition, it is anticipated that a Portfolio may share with the lending agent some of the income received on the collateral for the loan, which may include interest received on the collateral or the premium, if any, paid for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, a Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. In determining whether to lend securities, the lending agent considers relevant facts and circumstances, including the creditworthiness of the borrower.

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Short Sales

A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Portfolio may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

When a Portfolio makes a short sale, the Portfolio must arrange through a broker or other institution to borrow the security to deliver to the buyer; and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium and other transactions costs to borrow the security, which would increase the cost of the security sold short. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price “buy in” by paying the lender an amount equal to the cost of purchasing the security.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position by collateral deposited with the broker or the fund’s custodian, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Portfolio will be required to segregate cash or liquid securities, marked-to-market daily, in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. This may limit the Portfolio’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Short Sales Against the Box

A short sale is “against the box” when a Portfolio enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Portfolio’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (including Private Placements)

Generally, a security is considered illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued its securities. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. High-yield/high-risk bonds (including floating rate loans) may be less liquid than higher quality investments. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Illiquid securities are considered to include among other things, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

A Portfolio will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result of such purchases, illiquid holdings would comprise more than 15% of the value of the Portfolio’s net assets, and in the case of the Cash Management Portfolio, 5% of the value of its Portfolio assets. If through the appreciation of illiquid securities or depreciation of liquid securities, the Portfolio holds a greater percentage of illiquid securities than its applicable limit, the Manager will take appropriate steps to address Portfolio liquidity.

The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale. Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio

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might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees.

Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. These securities are often called Rule 144A securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Small Capitalization Stocks

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Precious Metals-Related Securities

Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

Foreign securities may be listed or traded in the form of depositary receipts including, but not limited to, ADRs, EDRs, GDRs, International Depositary Receipts(“IDRs”) and non-voting depositary receipts (collectively “Depositary Receipts”). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or OTC in the United States. EDRs, IDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. Non-voting depositary receipts (“NVDRs”) represent interests in underlying common stocks but do not have the voting rights.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or OTC markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in

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currencies other than the U.S. dollar. Investing in Depositary Receipts may involve many of the same special risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the U.S. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. Eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.

It is contemplated that most foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolios will endeavor to achieve the most favorable net results on their transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See the “Custodian and Transfer Agency and Dividend Disbursing Services” section for more information concerning the Fund’s custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of a Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed markets countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Portfolio may invest and adversely affect the value of the Portfolios’ assets. A Portfolio’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Included among the emerging market debt obligations in which a Portfolio may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring

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under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Investors should understand that the expense ratio of a Portfolio that invests in foreign securities can be expected to be higher than investment companies investing in only domestic securities since the cost of maintaining the custody of foreign securities is higher.

Unless otherwise noted, an issuer of a security may be deemed to be located in a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Manager may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

Investments in Other Investment Company Securities

Under the 1940 Act, subject to certain exceptions, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. As permitted under Section 12 of the 1940 Act, these restrictions do not apply to the American Funds Asset Allocation Portfolio, American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which under normal circumstances invest substantially all of their assets in the Master Funds, the Pacific Dynamix-Conservative Growth Portfolio, Pacific Dynamix-Moderate Growth Portfolio and Pacific Dynamix-Growth Portfolio, which under normal circumstances invest primarily in the PD Underlying Portfolios, and the Portfolio Optimization Portfolios: Conservative, Moderate-Conservative, Moderate, Growth, and Aggressive-Growth, which invest primarily in Class P shares of other Pacific Select Fund Portfolios. Underlying Portfolios may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Investments by the Portfolios in other investment company securities may include open-end investment companies, closed-end investment companies, and unit investment trusts (“UITs”). In some instances, a Portfolio may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Portfolio invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Portfolio to invest in such countries. In other cases, when a Manager desires to make

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only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which a Portfolio may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange traded funds” or “ETFs”). PDRs represent interests in a UIT holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities portfolio, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying portfolio of securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index (“Index Fund”). ETFs include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), OPALS, Dow Jones Industrial Average Instruments (“Diamond”), Nasdaq 100 tracking shares (“QQQ”) and iShares.

SPDRs.  SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 Index® until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

OPALS.  OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

iShares.  iShares track the performance of specified equity market indexes, including the S&P 500 Index. iShares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of iShares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. iShares are Index Fund Shares.

Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Portfolio may not be able to recover the current value of its investment.

Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Derivatives

Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold easily, and their market values are determined and published daily. Non-standardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value. Derivatives may create leverage, and may enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures, options on futures, forward currency exchange contracts, forward contracts on securities and securities indexes, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements and swaptions.

Each Manager may use derivatives for a variety of reasons, including for example, (i) to enhance a Portfolio’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Portfolio’s unrealized gains reflected in the

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value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Portfolio. In addition, a Portfolio may receive warrants or other derivatives in connection with corporate actions.

The Managers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a portfolio. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Portfolio to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of a Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily having had the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are subject to a number of risks described elsewhere in the Prospectus and SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. Other risks arise from a Portfolio’s potential inability to terminate or sell its derivatives positions as a liquid secondary market for such positions may not exist at times when a Portfolio may wish to terminate or sell them. OTC instruments (investments not traded on the exchange) may be less liquid or illiquid, and transactions in derivatives traded in the OTC are subject to the risk that the counterparty will not meet its obligations.

A Portfolio may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate due to the costs of converting from one currency to another. However, the Portfolios have authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the Diversified Bond, Short Duration Bond, Inflation Protected, Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Portfolio assumes the credit risk of the counterparty.

Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or portfolio positions. A Portfolio may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a Portfolio may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.

A Portfolio may enter into forward foreign currency contracts under the following circumstances:

1. When a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an

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adverse change in the relationship between the U.S. dollar and the subject foreign currency related to anticipated and actual purchases or sales of securities until the security has settled (transaction hedging).

2. When the Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio’s securities denominated in or exposed to such foreign currency (position hedging). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio (except the Short Duration Bond, Diversified Bond, Managed Bond or Inflation Managed Portfolios) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Portfolio (except the Diversified Bond, Inflation Protected, Managed Bond or Inflation Managed Portfolios) enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts.

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio’s commitments with respect to such contracts.

When a Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Portfolio’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

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Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options

Purchasing and Writing Options on Securities.  A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established OTC market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security at a price lower than the current market price of the security. In such event, the Portfolio would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price that it is willing to pay. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price. The Portfolio may effect closing transactions with respect to put options that were previously written.

A Portfolio may write call options and put options only if they are “covered” or if sufficient liquid assets have been segregated to allow the Portfolio to acquire the security without additional cash consideration (“secured”). Call Options. A call option written (sold) by the Portfolio is covered if the Portfolio owns the security underlying the call option or if the Portfolio holds a call option on the same security if the exercise price of the call option held (i) is equal to or less than the exercise price of the call option written or (ii) is greater than the exercise price of the call option written, if the difference is maintained by the Portfolio in segregated cash, U.S. government securities or liquid securities marked-to-market daily. The call option is also covered if the Portfolio maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the market value of the underlying security. Put Options. A put option written (sold) by the Portfolio is covered if the Portfolio sells short the security underlying the put option at a price equal to or greater than the exercise price, or holds a put option on the same underlying security with an exercise price equal to or greater than the exercise price of the put option written by the Portfolio. The put option is also covered if the Portfolio maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price of the written put option.

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Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

Purchasing and Writing Options on Stock Indexes.  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indexes that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

Gains or losses on the Portfolios’ transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

Risks of Options Transactions.  There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

Spread Transactions.  Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio’s objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

A Portfolio may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Portfolio may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Portfolio may purchase a call option on the yield spread between two securities if the Portfolio owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Portfolio may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Yield curve options written by a Portfolio will be “covered.” A call or put option is covered if the Portfolio holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Portfolio’s net liability under the two options. Therefore, a Portfolio’s liability for such a covered option is generally limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with

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which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

Portfolios may purchase and sell options on foreign currencies for hedging purposes and, with respect to the Diversified Bond, Inflation Protected, Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

A Portfolio may write options on foreign currencies for hedging purposes and, with respect to the Inflation Protected, Managed Bond and Inflation Managed Portfolios, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) a short sale of the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by segregating cash, U.S. government securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

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Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement that obligates a purchaser to take delivery and a seller to make delivery of a specified quantity of a security or commodity at a specified price at a future date. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio’s exposure to positive and negative market price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction opposite to the purchase price of the underlying instrument.

If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit a specified amount of cash or U.S. government securities (“initial margin”) with a futures broker, known as a futures commission merchant (FCM) or its custodian for the benefit of the FCM. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the FCM of the amount one would owe the other if the futures contract expired that day. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying instruments, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

Futures on Securities.  A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

If a Portfolio buys a futures contract to gain exposure to securities, the Portfolio is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

Interest Rate Futures.  An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as

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the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

As a hedging strategy a Portfolio might employ, a Portfolio may purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures.  A stock index is a method of reflecting in a single number the market values of many different securities or, in the case of capitalization weighted indexes that take into account both security prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the securities so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying securities in the index is made.

A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio’s portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

Currency Futures.  A Portfolio may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign currency transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and leverage risk.

Futures Options.  Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

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Options on Currency Futures.  A Portfolio may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of a another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. Currency futures involve substantial currency risk and may also involve credit, leverage and liquidity risk.

A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

Limitations.  Pursuant to rules adopted by the Commodity Futures Trading Commission (“CFTC”), each Portfolio is permitted to engage in unlimited futures trading activity without registration with the CFTC.

When purchasing a futures contract, a Portfolio must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Portfolio to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, the Portfolio similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by the Portfolio. However, with respect to futures contracts that are required to “cash settle”, a Portfolio, to the extent asset coverage is required, is permitted to set aside or “earmark” liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the Portfolio’s daily net liability from futures contracts, if any). By setting aside assets equal to only its net obligation under cash-settled futures contracts, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contracts.

A Portfolio reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment objective.

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While a Portfolio hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged, causing the hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

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The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached on a particular futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio’s securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date and, with respect to the Inflation Protected, Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate

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movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

Swap Agreements are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying reference for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the Prime Rate.

In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio may engage in simple or more complex swap transactions’ involving a wide variety of underlyings for various reasons. For example, a Portfolio may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Portfolio than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit default swaps give one party to a transaction (the buyer of the credit default swap) the right to dispose of an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. For purposes of applying a Portfolio’s investment policies and restrictions, swap agreements are generally valued at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, in applying certain of the portfolios’ investment policies and restrictions the portfolio will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the portfolios’ other investment policies and procedures.

A Portfolio may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Portfolio is a buyer and no event of default occurs, the Portfolio will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Portfolio, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Portfolio would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Portfolio, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

A Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. Swap agreements may include: (1) “currency exchange rate”, which involve the exchange by a Portfolio with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indexes; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,”

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under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default”, which involve an agreement of a Portfolio to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; and (5) “total return”, which involves the exchange by a Portfolio with another party of their respective commitments and the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Each Portfolio may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Portfolio is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Portfolio the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Portfolio is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Portfolio has on the other assets held in its portfolio, the Portfolio is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Portfolio may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Portfolio will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Manager to meet the Portfolio’s minimum credit criteria at the time the swap is first entered into.

Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the CFTC.

Risks of Swap Agreements.  The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Portfolio would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Portfolio). Certain tax considerations may limit a Portfolio’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There is always the risk that these investments could reduce returns or increase a Portfolio’s volatility. See the “Taxation” section for more information.

Structured Investments and Hybrid Instruments

Structured investments, including hybrid instruments, are instruments whose principal amount, amount payable upon maturity or interest rate is tied (positively or negatively) to the value of an index, interest rate, commodity, currency or other economic factor, or assets including, equity or debt securities, currencies, commodities, and loans (each a “benchmark”). Structured investments may combine the characteristics of securities, futures, and options. The interest rate or (unlike most fixed income securities) the amount payable at maturity of a structured investment may be increased or decreased, depending on changes in the value of the benchmark, although a structured investment may also be structured so that the issuer is not required to pay interest if the benchmark rises or falls to a certain level. Structured investments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured investments include a wide variety of investments, including credit-linked securities, structured notes, indexed securities and CDOs. Structured investments include potentially high-risk derivatives.

The risks presented by structured investments may include market and regulatory risk, price volatility risk, credit risk, derivatives risk, liquidity risk and currency risk, in addition to the risks associated with the benchmark. The value of a structured investment or its interest rate may be a multiple of a benchmark and, as a result, the structured investment may be leveraged and change in value (up or down) in a greater amount and more rapidly than the benchmark. A benchmark may be sensitive to economic and political events,

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such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured investment. Under certain conditions, the amount payable upon maturity of a structured investment could be zero. Thus, an investment in a structured investment may entail significant risks that are not associated with an investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a structured investment also exposes a Portfolio to the credit risk of the issuer of the structured investment. Structured investments may be subordinated or unsubordinated with respect to other classes of the issuer’s securities. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated investments. Structured investments may also be more difficult to accurately price than less complex securities. Structured investments generally are individually negotiated agreements and are typically sold in private placement transactions; thus, there may not be an active trading market for a structured investment held by a Portfolio and it may be difficult for the Portfolio to sell a structured investment.

A structured investment may be structured by depositing specified instruments (such as commercial bank loans) into an entity such as a corporation or trust that issues one or more classes of securities backed by, or representing interest in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the securities issued to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions. Amounts payable by such securities, and the value of such securities, will be dependent on the cash flow or value of the underlying instruments. Structured investments created by depositing securities in a corporation or trust typically involve no credit enhancement and their credit risk generally will be linked to that of the underlying instruments.

Certain issuers of structured instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Portfolio’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Warrants and Rights

Warrants or rights may be acquired as part of a unit, attached to securities at the time of purchase; or acquired in connection with a corporate action, without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, the Portfolio could sustain losses on transactions in warrants that would require the Portfolio to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.

Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise.

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INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

A. The following fundamental investment restrictions are for all Portfolios except the five Portfolio Optimization Portfolios, the three Pacific Dynamix Portfolios and the eight PD Underlying Portfolios.

Each Portfolio’s investment goal except for the Long/Short Large-Cap, International Small-Cap, Mid-Cap Value, American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Floating Rate Loan, Diversified Bond and Inflation Protected Portfolios, as set forth under “About the Portfolios” in the Prospectus, and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed, except as described below, without the approval of a majority of the outstanding voting shares of that Portfolio. However, PLFA may, in consultation with the relevant Manager, revise investment restrictions that are not fundamental policies of a Portfolio. The investment goals of the Long/Short Large-Cap, International Small-Cap, Mid-Cap Value, American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Floating Rate Loan and Diversified Bond Portfolios, as set forth under “About the Portfolios” in the Prospectus, are non-fundamental policies of the Portfolios and may be changed without shareholder approval. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

(i) except for the American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Technology Portfolio, Floating Rate Loan Portfolio, Health Sciences Portfolio and Real Estate Portfolio, invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to the American Funds Asset Allocation, American Funds Growth-Income and American Funds Growth Portfolios, which under normal circumstances invest substantially all of their assets in the Master Funds. This restriction does not apply to the Floating Rate Loan Portfolio to the extent the Portfolio is deemed to have invested more than 25% of its total assets in securities of issuers considered to be in the financial services or institutions industries, which include (but are not limited to) commercial banks, bank holding companies, thrift institutions, commercial finance, consumer finance, diversified financial, insurance, and special purpose financial companies. This restriction does not apply to the Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate. It also doesn’t apply to the other Portfolios listed above which normally invest more than 25% of their total assets in their particular sectors.

(ii) with respect to 75% of its total assets (except for portfolios designated as non-diversified and the Cash Management Portfolio, and in the case of the Real Estate Portfolio with respect to 50% of its assets), purchase a security (excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of investment companies) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of any one issuer. Percentages are determined at time of purchase. The Cash Management Portfolio is subject to the diversification requirements imposed on money market portfolios under the 1940 Act;

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except for the Inflation Protected Portfolio; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits will not be deemed to be pledges of a Portfolio’s assets). With respect to the Inflation Protected Portfolio, borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where the Portfolio has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

(v) except for the Floating Rate Loan Portfolio, lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter

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into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

(vi) with respect to the Floating Rate Loan Portfolio, make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may be permitted from time to time by regulatory authority. Without limiting the foregoing, the Floating Rate Loan Portfolio may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its respective investment objectives and policies; (b) engage in direct loan activity as originator or as part of a loan syndicate; (c) enter into repurchase agreements and reverse repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law; and

(vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

With respect to the Long/Short Large-Cap, International Small-Cap, Mid-Cap Value, American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Technology, Floating Rate Loan, Small-Cap Equity, Short Duration Bond, Health Sciences, Mid-Cap Growth, Small-Cap Value, Large-Cap Growth, Diversified Bond and Inflation Protected Portfolios, the fundamental investment restrictions set forth above may be modified so as to provide those Portfolios with the ability to operate under new rules, guidelines and interpretations under the 1940 Act or under exemptive relief from the SEC without receiving prior shareholder approval of the change.

With respect to policy (v) above regarding making loans, investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for the Portfolios.

Investment of the assets of the Feeder Portfolios in its corresponding Master Fund is not a fundamental policy of either Feeder Portfolio and a shareholder vote is not required for either Portfolio to withdraw its investment from its corresponding Master Fund.

Please see the Master Funds’ statement of additional information for a description of the fundamental investment restrictions of the Master Funds. If a change to a Master Fund’s investment restrictions is submitted to holders of the Feeder Portfolio’s outstanding voting securities, the matter will be deemed to be acted upon with respect to a Feeder Portfolio if a majority of the outstanding voting securities of the Feeder Portfolio vote for approval of the matter, notwithstanding that the matter has not been approved by the holders of a majority of the outstanding voting securities of the Fund.

B. The following fundamental investment restrictions are for the five Portfolio Optimization Portfolios, the three Pacific Dynamix Portfolios and the eight PD Underlying Portfolios only.

The investment goals of each of the Portfolios as set forth under “About the Portfolios” in the Prospectus, are non-fundamental policies of the Portfolios and may be changed without shareholder approval. The vote of a majority of the outstanding voting securities of each of the Portfolios means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

(i) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the Portfolio Optimization Portfolios and the Pacific Dynamix Portfolios, securities of other investment companies.

(ii) with respect to 75% of its total assets (except in the case of the Pacific Dynamix Portfolios), purchase a security (excluding securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or securities of investment companies) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of any one issuer. Percentages are determined at time of purchase.

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except for the Portfolio Optimization

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Portfolios; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits will not be deemed to be pledges of a Portfolio’s assets). With respect to the Portfolio Optimization Portfolios, borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where the Portfolio has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

(v) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

(vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

The fundamental investment restrictions set forth above may be modified so as to provide those Portfolios with the ability to operate under new rules, guidelines and interpretations under the 1940 Act or under exemptive relief from the SEC without receiving prior shareholder approval of the change.

With respect to policy (v) above regarding making loans, investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for the Portfolios.

Nonfundamental Investment Restrictions

A. The following nonfundamental investment restrictions are for all Portfolios except the five Portfolio Optimization Portfolios, the three Pacific Dynamix Portfolios and the eight PD Underlying Portfolios.

Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

(i) invest for the purpose of exercising control or management;

(ii) sell property or securities short, except the International Value, Long/Short Large-Cap, Floating Rate Loan, Health Sciences, Mid-Cap Equity, Managed Bond, Inflation Managed, Mid-Cap Growth, Small-Cap Equity, Diversified Bond and Inflation Protected Portfolios; or sell short against the box, except the Small-Cap Growth, International Value, Mid-Cap Value, Long/Short Large-Cap, Equity, Large-Cap Value, Technology, Short Duration Bond, American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Floating Rate Loan, Focused 30, Health Sciences, Mid-Cap Equity, Large-Cap Growth, Small-Cap Value, Managed Bond, Inflation Managed, Mid-Cap Growth, Small-Cap Equity, Diversified Bond and Inflation Protected Portfolios;

(iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants, except for the Dividend Growth, Large-Cap Growth, International Large-Cap, Comstock, and Mid-Cap Growth Portfolios;

(iv) except for the International Value, Long/Short Large-Cap, Floating Rate Loan, Growth LT and Mid-Cap Equity Portfolios, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but all Portfolios, except the Cash Management Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(v) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Cash Management Portfolio, more than 5% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities;

(vi) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in this SAI, (a) each Portfolio, other than the Cash Management Portfolio, may engage in futures contracts and options on futures contracts; and (b) each Portfolio may enter into forward contracts including forward foreign currency contracts; and

(vii) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Portfolio has such a policy, without notifying shareholders at least 60 days prior to the change.

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(viii) Underlying Portfolios may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

In addition, the Cash Management Portfolio may not purchase, write, or sell options on securities or futures contracts.

Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio’s net assets will not be considered a violation. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position. For purposes of fundamental restriction (iv) and nonfundamental restriction (vi) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

B. The following nonfundamental investment restrictions are for the five Portfolio Optimization Portfolios, the three Pacific Dynamix Portfolios and the eight PD Underlying Portfolios only.

Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

(i) invest for the purpose of exercising control or management;

(ii) sell property or securities short except for the Portfolio Optimization Portfolios, the Pacific Dynamix Portfolios, the PD Aggregate Bond Index Portfolio, and the PD High Yield Bond Market Portfolio;

(iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of a Portfolio would be invested in such warrants;

(iv) purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but all Portfolios may make margin deposits in connection with transactions in options, futures, and options on futures;

(v) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of a Portfolio (taken at market value at the time of such investment) would be invested in such securities;

(vi) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in this SAI, (a) each Portfolio may engage in futures contracts and options on futures contracts; and (b) each Portfolio may enter into forward contracts including forward foreign currency contracts; and

(vii) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Portfolio has such a policy, without notifying shareholders at least 60 days prior to the change.

(viii) PD Underlying Portfolios may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio’s net assets will not be considered a violation. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position. For purposes of fundamental restriction (iv) and nonfundamental restriction (vi) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

In addition, the Portfolio Optimization Portfolios and the Pacific Dynamix Portfolios may invest in short-term instruments, U.S. government securities, money market instruments, unaffiliated investment companies, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules of the SEC.

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ORGANIZATION AND MANAGEMENT OF THE FUND

The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of fifty separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract’s Accumulated Value is allocated.

Management Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Agreement and Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with PLFA and/or Pacific Life. The trustees and officers of the Fund and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees hold directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

I. Interested Persons

Number of
Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/07 to 12/09, President 11/05 to 1/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	74

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			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10 (President 1/07 to 12/09 and Executive Vice President 6/06 to 1/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 4/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to present) of Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present), Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; Current and prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03) of Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman of Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President of New England Pension and Annuity Company; Board Member of New England Zenith Funds; Board Member of Reinsurance Group of America; Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd.; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03) of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	74

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Counsel (4/04 to present) and Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09) and Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	74

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	74

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			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	74

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Life Funds.	74

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present), Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC, and similar positions with other subsidiaries of Pacific Life; and Vice President and Secretary (1/11 to present) of Pacific Life Funds.	74

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	74

Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/04/05	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present) Assistant Vice President (4/02 to 3/11) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (4/05 to present), Assistant Secretary (6/01 to present) and Assistant Vice President (6/01 to 4/05) of Pacific Life Funds.	74

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Life Funds.	74

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II. Independent Trustees

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	74

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	74

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2007 to present) of Sage Hill School; Former Member (2000 to 2009) and Former Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Member of the Board of Directors (2005 to present) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	74

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	74

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	74

[1]	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.
[2]	As of May 1, 2011, the “Fund Complex” consisted of Pacific Select Fund (50 portfolios) and Pacific Life Funds (24 funds).

Board of Trustees

Additional Information Concerning Our Board of Trustees

The Role of the Board.  The Board of Trustees (“Board”) oversees the management and operations of the Fund. Like most mutual funds, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s Adviser, the Portfolio Managers, the Distributor, Administrator, Custodian, and Transfer Agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these

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officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund’s Portfolios. The Board has appointed a Fund Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership.  The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Policy Committee, a Governance Committee and a Valuation Committee, which are discussed in greater detail under “Organization and Management of the Fund — Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Policy and Governance Committee is comprised entirely of Independent Trustees. The Chairman of the Board is the Chairman and Chief Executive Officer of Pacific Life and Pacific Life & Annuity Company (collectively “PacLife Entities”) and of the Adviser. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. The Independent Trustees, including the Lead Independent Trustee, help identify matters for consideration by the Board and the Lead Independent Trustee regularly participates in the agenda setting process for Board Meetings. The Lead Independent Trustee serves as Chairman of the Fund’s Policy Committee, which provides a forum for the Independent Trustees to meet in separate session to deliberate on matters relevant to the Fund. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Board reviews its structure annually. In developing its structure, the Board has considered that all shareholders of the Fund are insurance or annuity clients of the PacLife Entities and that the Chairman of the Board, as the Chairman and Chief Executive Officer of the PacLife Entities, can provide valuable input as to, among other things, the role of the Portfolios of the Fund in the PacLife Entities’ variable insurance and annuity platforms. The Board has also determined that the structure of the Lead Independent Trustee and the function and composition of the Policy, Audit, Governance and Valuation Committees are appropriate means to provide effective oversight on behalf of Fund shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management.  As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Policy Committee periodically receives reports from the PacLife Entities and its chief risk officer as to the PacLife Entities’ enterprise risk management. The Policy Committee also receives periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Portfolio Management firms or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer, and the Fund’s independent registered public accounting firm and, when appropriate, with other PacLife Entities personnel to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The full Board receives reports from the Adviser and Managers as to investment risks as well as other risks that may be also discussed in Policy or Audit Committee. In addition, the Board receives reports from the Adviser’s Risk Oversight Committee regarding its assessments of potential material risks associated with the Fund and the manner in which those risks are addressed.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills.  The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on boards for organizations other than the Fund, and has served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Fund’s Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Fund.

In addition to the information provided in the charts above, including in particular the many years of mutual fund experience on the Board of Trustees of Pacific Select Fund and Pacific Life Funds, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such

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as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Morris is Chairman and Chief Executive Officer of the PacLife Entities and of the Adviser. In these positions, Mr. Morris has intimate knowledge of the PacLife Entities and the Adviser, their products, operations, personnel, and financial resources. His position of influence and responsibility at the PacLife Entities, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.

Mr. Blackmon has insurance company and financial accounting experience as a former Chief Financial Officer of Zurich Life and Alexander Hamilton Life Insurance Company as well board experience as a former director of Trustmark Mutual Holding Company (an insurance company).

Ms. Caruso has executive experience from her former positions as President and Chief Executive Officer of Zurich Life, Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments. Ms. Caruso also has prior insurance company board experience, having previously served as a director of LandAmerica Financial Group, Inc. (an insurance company) and on the board of directors of the Illinois Life Insurance Council as well as prior insurance fund and mutual fund board experience.

Ms. Moore has significant legal experience as a former Partner with the law firm of Gibson, Dunn & Crutcher.

Mr. Veerjee has insurance company executive experience as former President of Transamerica Insurance and Investment Group. He also has executive mutual fund and asset management experience as former President of Transamerica Asset Management and as former Chairman and Chief Executive Officer of Transamerica Premier Funds.

Mr. Willis has financial accounting experience as a Certified Public Accountant and was a former Audit Partner in the investment company practice at PricewaterhouseCoopers LLP.

Committees.  The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Governance Committee and the Valuation Committee.

The members of the Audit Committee include each Independent Trustee of the Fund. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things reviewing and recommending to the Board the selection of the Fund’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Fund, reviewing with the independent registered public accounting firm the accounting and financial controls of the Fund, reviewing with the independent registered public accounting firm the results of the annual audits of the Fund’s financial statements, interacting with the Fund’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Fund’s compliance with legal and regulatory requirements, and receiving reports from the Fund’s Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee. The Audit Committee met four times during the year ended December 31, 2010.

The members of the Policy Committee include each Independent Trustee of the Fund. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Fund’s Board of Trustees for their review and/or consideration for approval at the Fund’s Board Meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met six times during the year ended December 31, 2010.

The members of the Governance Committee include each Independent Trustee of the Fund. The Governance Committee of the Board is responsible for the Board of Trustees’ self assessment and related matters as well as screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Fund. Recommendations should be submitted to: Pacific Select Fund, 700 Newport Center Drive, Newport Beach, California, 92660, Attention: Chairperson, Governance Committee. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met one time during the year ended December 31, 2010.

The members of the Valuation Committee consist of any two or more trustees, at least one of which is an Independent Trustee of the Fund. The two or more trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Fund’s valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees, as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee met one time during the year ended December 31, 2010.

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Retirement Policy/Plan for Independent Trustees.  Effective March 14, 2006, the Independent Trustees terminated the retirement policy/plan for the Independent Trustees except with respect to participation by Independent Trustees that retired as of December 31, 2005 and the payments due and owing to those retired Independent Trustees. With respect to the three Independent Trustees who retired on December 31, 2005, an initial payment of $55,000 per Independent Trustee was made in January 2006; and subsequent payments of $55,000 were made in January 2007, 2008 and 2009. A final payment of $55,000 was paid on January 2, 2010 to each of the three Independent Trustees. The policy/plan can be amended by a majority vote of the Independent Trustees.

Deferred Compensation Agreements.  Pursuant to the Deferred Compensation Agreement, a trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by the Fund or any other entity considered a “single employer” under the Internal Revenue Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Deferred Compensation Agreement. A trustee who defers compensation has the option to select credit rate options that track the performance of Class A and P shares, as applicable, of the corresponding series of the Pacific Life Funds without a sales load. Accordingly, the market value appreciation/depreciation of a trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the trustees’ deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either: (i) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (ii) the year immediately following the year during which the trustee ceases to be a trustee of the Fund. If a trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the trustee’s death. Effective January 1, 2005, the Deferred Compensation Agreement was frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Agreement provides that a trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if: (i) such election is made more than 12 months prior to the date such account would otherwise be paid, and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid.

Beneficial Interest of Trustees.  None of the trustees directly own shares of the Fund. As of December 31, 2010, the trustees as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. The table below shows under the heading “Dollar Range of Equity Securities in the Fund” the dollar range of each Trustee’s interest in each Portfolio (any indirect beneficial interest through ownership of a variable contract) as of December 31, 2010 (i) in the Portfolios of the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in
Name of Trustee	Securities in the Fund	Family of Investment Companies[1,2]

James T. Morris[3]	Small-Cap Growth: $10,001 - $50,000	Over $100,000
International Small-Cap: $10,001 - $50,000
Mid-Cap Value: $10,001 - $50,000
Equity Index: $10,001 - $50,000
Small-Cap Equity: $10,001 - $50,000
Small-Cap Index: $10,001 - $50,000
American Funds Growth: $10,001 - $50,000
American Funds Growth-Income: $10,001 - $50,000
Large-Cap Value: $10,001 - $50,000
Comstock: $10,001 - $50,000
Long/Short Large-Cap: $10,001 - $50,000
International Value: $10,001 - $50,000
Growth LT: $10,001 - $50,000
Mid-Cap Equity: $10,001 - $50,000
International Large-Cap: $10,001 - $50,000
Mid-Cap Growth: $10,001 - $50,000
Real Estate: $10,001 - $50,000
Small-Cap Value: $10,001 - $50,000
Emerging Markets: $10,001 - $50,000

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Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in
Name of Trustee	Securities in the Fund	Family of Investment Companies[1,2]

Managed Bond: $10,001 - $50,000
Dividend Growth: $10,001 - $50,000
Large-Cap Growth: $10,001 - $50,000
Diversified Bond: $10,001 - $50,000
Frederick L. Blackmon	None	Over $100,000
Gale K. Caruso	Small-Cap Growth: $1 - $10,000	$10,001 - $50,000
International Small-Cap: $1 - $10,000
Mid-Cap Value: $1 - $10,000
Equity Index: $1 - $10,000
Small-Cap Equity: $1 - $10,000
American Funds Growth-Income: $1 - $10,000
American Funds Growth: $1 - $10,000
Large-Cap Value: $1 - $10,000
Comstock: $1 - $10,000
Long/Short Large-Cap: $1 - $10,000
International Value: $1 - $10,000
Growth LT: $1 - $10,000
Mid-Cap Equity: $1 - $10,000
International Large-Cap: $1 - $10,000
Mid-Cap Growth: $1 - $10,000
Real Estate: $1 - $10,000
Small-Cap Value: $1 - $10,000
Main Street Core: $1 - $10,000
Emerging Markets: $1 - $10,000
Managed Bond: $1 - $10,000
Inflation Managed: $1 - $10,000
Dividend Growth: $1 - $10,000
Short Duration Bond: $1 - $10,000
Large-Cap Growth: $1 - $10,000
Diversified Bond: $1 - $10,000
Lucie H. Moore	None	None
Nooruddin (Rudy) S. Veerjee	None	None
G. Thomas Willis	Small-Cap Growth: $10,001 - $50,000	Over $100,000
International Small-Cap: $10,001 - $50,000
Mid-Cap Value: $10,001 - $50,000
Equity Index: $50,001 - $100,000
Small-Cap Equity: $10,001 - $50,000
American Funds Growth: $10,001 - $50,000
American Funds Growth-Income: $10,001 - $50,000
Large-Cap Value: over $100,000
Floating Rate Loan: $10,001 - $50,000
Comstock: $50,001 - $100,000
Long/Short Large-Cap: $50,001 - $100,000
International Value: $10,001 - $50,000
Growth LT: $10,001 - $50,000
Mid-Cap Equity: $10,001 - $50,000
International Large-Cap: $50,001 - $100,000
Mid-Cap Growth: $10,001 - $50,000

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Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in
Name of Trustee	Securities in the Fund	Family of Investment Companies[1,2]

Small-Cap Value: $10,001 - $50,000
Main Street Core: $10,001 - $50,000
Emerging Markets: $50,001 - $100,000
High Yield Bond: $10,001 - $50,000
Managed Bond: over $100,000
Inflation Managed: over $100,000
Dividend Growth: $10,001 - $50,000
Short Duration Bond: $10,001 - $50,000
Large-Cap Growth: $10,001 - $50,000
Diversified Bond: over $100,000

[1]	A trustee who defers compensation has the option to select credit rate options that track the performance of the Class A and P shares, as applicable, of the corresponding series of the Pacific Life Funds without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation allocations as of December 31, 2010, which tracks the performance of the funds of Pacific Life Funds as noted below: Lucie H. Moore - over $100,000 and Nooruddin (Rudy) S. Veerjee - $50,000-$100,000.

[2]	The family of investment companies includes Pacific Select Fund and Pacific Life Funds.

[3]	James T. Morris is an Interested Person of the Fund because of his positions with PLFA and Pacific Life.

Compensation

The following table shows the compensation paid to the Fund’s Independent Trustees:

		Pension or		Total
		Retirement Benefits		Compensation
	Aggregate	Accrued		from Fund
	Compensation	as Part of Fund’s		Complex Paid
Name	from Fund	Expenses		to Trustees[1]

Frederick L. Blackmon	$183,000	$	N/A	$216,000
Gale K. Caruso	$183,000	$	N/A	$216,000
Lucie H. Moore	$190,500	$	N/A	$224,500
Nooruddin (Rudy) S. Veerjee	$240,500	$	N/A	$275,500
G. Thomas Willis	$210,000	$	N/A	$244,000

	$1,007,000	$	N/A	$1,176,000

[1]	Compensation paid by Pacific Select Fund and Pacific Life Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2010 and March 31, 2011, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

Investment Adviser

Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Fund pursuant to a transfer agreement dated May 1, 2007, which transferred the Amended and Restated Investment Advisory Agreement dated January 1, 2005, as amended (“Advisory Agreement”), between Pacific Life Insurance Company (“Pacific Life”) and the Fund, from Pacific Life to PLFA, a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660. PLFA also does business under the name Pacific Asset Management. See the “Information About the Portfolio Managers” section later in this document for more information.

Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services.

Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California”. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of PacificLifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners

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of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

PLFA is responsible for supervising the investment program for the Fund. PLFA also furnishes to the Board of Trustees, which has responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio. Under the terms of the Advisory Agreement, PLFA is obligated to manage the Fund’s Portfolios in accordance with applicable laws and regulations.

The Advisory Agreement was approved with respect to the five Portfolio Optimization Portfolios and the Inflation Protected Portfolio on January 11, 2011 and was most recently approved with respect to all other series of the Fund on December 7, 2010, in each case by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Agreement, at its meetings held on those dates. The Advisory Agreement was previously approved by the shareholders of each Portfolio of the Fund in existence on December 17, 2004 at a meeting of shareholders held on that date. The Advisory Agreement will continue in effect until December 31, 2011, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Independent Trustees who are not parties to such Advisory Agreement. The Advisory Agreement was originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the advisory agreement, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Agreement and each Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days’ written notice by any party to the Advisory Agreement or Portfolio Management Agreement, respectively, and each agreement will terminate automatically if assigned.

The Fund pays the Adviser a fee for its services under the Advisory Agreement, as reflected in the table below, based on an annual percentage of the average daily net assets of each Portfolio.

Annual Investment Advisory Fee
Portfolio	(as a percentage of daily net assets)

Small-Cap Growth	0.60% of first $4 billion
0.58% on excess

International Small-Cap[1]	0.85% of first $1 billion
0.82% of next $1 billion
0.79% of next $2 billion
0.77% on excess

Mid-Cap Value	0.70% of first $1 billion
0.65% of next $1 billion
0.60% on excess

Equity Index	0.05% of first $4 billion
0.03% on excess

Small-Cap Index	0.30% of first $4 billion
0.28% on excess

American Funds Asset Allocation[2]	0.75% of first $1 billion
American Funds Growth[2]	0.72% of next $1 billion
American Funds Growth-Income[2]	0.69% of next $2 billion
Floating Rate Loan[3]	0.67% on excess
Small-Cap Equity
Small-Cap Value

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Annual Investment Advisory Fee
Portfolio	(as a percentage of daily net assets)

PD Large-Cap Growth Index	0.14% of first $300 million
PD Large-Cap Value Index	0.12% on excess
PD Small-Cap Growth Index
PD Small-Cap Value Index

Large-Cap Value	0.65% of first $100 million
0.61% of next $900 million
0.58% of next $3 billion
0.56% on excess

Health Sciences	0.90% of first $1 billion
Technology	0.87% of next $1 billion
0.84% of next $2 billion
0.82% on excess

PD International Large-Cap	0.25% of first $100 million
0.20% on excess

PD Emerging Markets	0.60% of first $50 million
0.35% on excess

Comstock[4]	0.75% of first $100 million
Focused 30	0.71% of next $900 million
Large-Cap Growth[5]	0.68% of next $3 billion
0.66% on excess

Growth LT	0.55% of first $4 billion
0.53% on excess

Long/Short Large-Cap	1.00% of first $4 billion
0.98% on excess

International Value	0.65% of first $4 billion
Mid-Cap Equity	0.63% on excess

International Large-Cap	0.85% of first $100 million
0.77% of next $900 million
0.75% of next $3 billion
0.73% on excess

Mid-Cap Growth	0.70% of first $4 billion
0.68% on excess

Real Estate	0.90% of first $100 million
0.82% of next $900 million
0.80% of next $3 billion
0.78% on excess

Main Street Core	0.45% of first $4 billion
0.43% on excess

Emerging Markets	0.80% of first $4 billion
0.78% on excess

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Annual Investment Advisory Fee
Portfolio	(as a percentage of daily net assets)

Diversified Bond	0.40% of first $4 billion
High Yield Bond	0.38% on excess
Inflation Managed
Managed Bond
Short Duration Bond

Cash Management	0.20% of first $250 million
0.15% of next $250 million
0.10% of next $3.5 billion
0.08% on excess

Pacific Dynamix — Conservative Growth	0.20%
Pacific Dynamix — Moderate Growth
Pacific Dynamix — Growth

Portfolio Optimization Conservative[6]	0.10%
Portfolio Optimization Moderate-Conservative[6]
Portfolio Optimization Moderate[6]
Portfolio Optimization Growth[6]
Portfolio Optimization Aggressive-Growth[6]

PD Aggregate Bond Index	0.16% of first $50 million
0.15% of next $50 million
0.14% on excess

PD High Yield Bond Market	0.35% of first $50 million
0.22% of next $50 million
0.14% on excess

Dividend Growth	0.70% of first $100 million
0.66% of next $900 million
0.63% of next $3 billion
0.61% on excess

Inflation Protected	0.40% of first $200 million
0.35% of next $800 million
0.34% of next $1 billion
0.33% on excess

[1]	PLFA has agreed to waive 0.02% of its advisory fee through April 30, 2012 as long as Batterymarch Financial Management remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[2]	PLFA voluntarily agreed to waive a portion of its advisory fees for each Feeder Portfolio so that its total annual investment advisory fee does not exceed 0.41% until the earlier of April 30, 2012 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue to waive its advisory fees after that date. As a shareholder of the Master Funds, each Feeder Portfolio also pays an advisory fee, and other expenses of the Master Fund.

[3]	PLFA has agreed to waive 0.10% of its advisory fee through April 30, 2012 as long as Eaton Vance remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[4]	PLFA has agreed to waive 0.015% of its advisory fee through April 30, 2012 as long as Invesco Advisers, Inc. remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[5]	PLFA has agreed to waive 0.025% of its advisory fee through April 30, 2012 as long as UBS Global AM remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[6]	PLFA has agreed to waive its advisory fee of 0.10% through April 30, 2013. There is no guarantee that PLFA will continue such waiver after that date.

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Net Advisory Fees Paid or Owed

	2010 Fees	2009 Fees	2008 Fees
	Paid or	Paid or	Paid or
Portfolio	Owed	Owed	Owed

Small-Cap Growth	$3,577,104	$3,268,098	$4,390,448
International Small-Cap	7,516,806	6,253,458	7,263,273
Mid-Cap Value[1]	7,513,977	4,496,622	N/A
Equity Index	1,454,765	1,415,318	1,061,041
Small-Cap Equity	6,631,094	4,649,823	4,708,781
Small-Cap Index	1,379,030	1,242,848	2,549,253
PD Large-Cap Growth Index[2]	60,359	16,798	N/A
PD Large-Cap Value Index[2]	69,614	18,786	N/A
PD Small-Cap Growth Index[2]	21,056	7,961	N/A
PD Small-Cap Value Index[2]	24,154	8,629	N/A
American Funds Asset Allocation[1]	743,664	271,199	N/A
American Funds Growth-Income	5,471,912	5,145,459	6,527,267
American Funds Growth	3,751,602	3,881,305	6,125,091
Large-Cap Value	17,957,330	15,700,820	15,679,969
Technology	716,143	540,644	739,092
PD International Large-Cap[2]	92,288	26,557	N/A
PD Emerging Markets[2]	122,274	58,055	N/A
Floating Rate Loan	6,961,064	6,215,107	5,958,453
Comstock	14,360,711	12,101,673	14,406,781
International Value	11,334,585	13,018,005	20,820,332
Long/Short Large-Cap[1]	13,023,319	9,471,428	5,064,904
Growth LT	8,518,969	7,582,215	9,295,679
Focused 30	1,164,631	1,688,065	3,249,890
Health Sciences	845,323	735,371	1,013,688
Mid-Cap Equity	12,335,940	13,109,186	24,284,525
International Large-Cap	18,186,363	16,795,437	20,661,274
Mid-Cap Growth	8,210,342	6,354,874	6,934,018
Real Estate	4,994,787	3,981,261	6,321,933
Small-Cap Value	4,541,981	4,066,588	4,150,554
Main Street Core	5,741,125	5,725,443	9,000,333
Emerging Markets	13,246,563	10,912,230	12,762,751
Cash Management	1,388,502	1,828,330	1,654,271
High Yield Bond	4,556,831	3,658,447	3,002,634
Managed Bond	23,574,298	18,232,716	18,970,930
Inflation Managed	18,318,088	16,268,173	18,506,703
PD Aggregate Bond Index[2]	155,963	47,901	N/A
PD High Yield Bond Market[2]	112,355	55,977	N/A
Dividend Growth	5,429,608	3,405,064	7,056,676
Short Duration Bond	6,405,790	5,757,453	6,573,489
Large-Cap Growth	8,769,091	6,641,262	5,620,779
Diversified Bond	10,868,724	7,670,967	7,972,433
Inflation Protected[1]	N/A	N/A	N/A
Pacific Dynamix — Conservative Growth[2]	134,156	33,392	N/A
Pacific Dynamix — Moderate Growth[2]	218,915	54,623	N/A
Pacific Dynamix — Growth[2]	151,927	45,856	N/A
Portfolio Optimization Conservative[3]	N/A	N/A	N/A
Portfolio Optimization Moderate-Conservative[3]	N/A	N/A	N/A
Portfolio Optimization Moderate[3]	N/A	N/A	N/A
Portfolio Optimization Growth[3]	N/A	N/A	N/A
Portfolio Optimization Aggressive-Growth[3]	N/A	N/A	N/A

[1]	The Long/Short Large-Cap Portfolio commenced operations on May 1, 2008. The Mid-Cap Value Portfolio commenced operations on January 2, 2009. The American Funds Asset Allocation Portfolio commenced operations on February 2, 2009. The Inflation Protected Portfolio commenced operations on May 1, 2011.

[2]	The Pacific Dynamix Portfolios and the PD Underlying Portfolios commenced operations on May 1, 2009.

[3]	The Portfolio Optimization Portfolios commenced operations on May 1, 2011.

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All Portfolios except the Portfolio Optimization Portfolios, the Pacific Dynamix Portfolios and PD Underlying Portfolios: To help limit expenses, PLFA has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ (including Master Funds) fees and expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each Portfolio’s business; and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets through April 30, 2012. Such reduction or reimbursement is subject to recoupment by PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There can be no assurance that the expense cap will be continued beyond April 30, 2012.

Portfolio Optimization Portfolios: PLFA has agreed to waive 0.10% of its advisory fee through April 30, 2013. There is no guarantee that PLFA will continue such waiver after that date. The expense ratios for the three Portfolio Optimization Portfolios, which commenced operations on May 1, 2011, have been annualized. To help limit expenses, PLFA has contractually agreed to reimburse each Portfolio for its operating expenses (including organizational expenses, but not including advisory expenses; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ fees and expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each Portfolio’s business; and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees) that exceed an annual rate of 0.03% of a Portfolio’s average daily net assets through April 30, 2013. Such reimbursement is subject to recoupment by PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap. Any amounts repaid to PLFA will have the effect of increasing expenses of the Portfolio but not above the expense cap. There is no guarantee that PLFA will continue to cap expenses after April 30, 2013.

Pacific Dynamix Portfolios and PD Underlying Portfolios: To help limit expenses, PLFA has contractually agreed to reimburse each Pacific Dynamix and PD Underlying Portfolio to the extent the total annual net operating expenses of the Pacific Dynamix and PD Underlying Portfolios exceeds the expense ratio set forth on the “total annual operating expenses after expense reimbursements” (excluding extraordinary expenses) line in each of the annual fund operating expenses tables in the Prospectus. Such reimbursement is subject to recoupment by PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap. Any amounts repaid to PLFA will have the effect of increasing expenses of the Pacific Dynamix and PD Underlying Portfolios but not above the expense cap. There is no guarantee that PLFA will continue to cap expenses after April 30, 2014 for the three Pacific Dynamix Portfolios and after April 30, 2012 for the PD Underlying Portfolios.

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For the last three fiscal years ended December 31, PLFA reimbursed and/or recouped from the following portfolios under the appropriate expense limitation agreement:

	Investment Adviser			Investment Adviser
	Expense Reimbursements			Recoupment
Portfolio	12/31/10	12/31/09	12/31/08	12/31/10	12/31/09	12/31/08

Cash Management[1]	$519,227	$—	$—	$—	$—	$—
Mid-Cap Value[2]	—	16,021	N/A	—	16,021	N/A
American Funds Asset Allocation[3]	—	4,654	N/A	—	4,654	N/A
Pacific Dynamix — Conservative Growth[4]	62,479	36,327	N/A	—	—	N/A
Pacific Dynamix — Moderate Growth[4]	105,002	42,084	N/A	—	—	N/A
Pacific Dynamix — Growth[4]	91,537	42,677	N/A	—	—	N/A
PD Aggregate Bond Index[4]	110,894	32,594	N/A	—	—	N/A
PD High Yield Bond Index[4]	56,698	36,830	N/A	—	—	N/A
PD Large-Cap Growth Index[4]	28,860	33,861	N/A	—	—	N/A
PD Large-Cap Value Index[4]	32,445	33,209	N/A	—	—	N/A
PD Small-Cap Growth Index[4]	38,021	28,127	N/A	—	—	N/A
PD Small-Cap Value Index[4]	41,193	32,402	N/A	—	—	N/A
PD International Large-Cap[4]	60,583	36,554	N/A	—	—	N/A
PD Emerging Markets[4]	829	787	N/A	1,464	152	N/A

[1]	The adviser expense reimbursement to the Cash Management Portfolio is not subject to recoupment by PLFA.

[2]	The Mid-Cap Value Portfolio commenced operations on January 2, 2009.

[3]	The American Funds Asset Allocation Portfolio commenced operations on February 2, 2009.

[4]	The Pacific Dynamix Portfolios and the PD Underlying Portfolios commenced operations on May 1, 2009.

Other Expenses of the Fund

The Fund bears all costs of its operations. These costs may include expenses for custody, audit and tax fees, fees and expenses of Officers and Trustees, organizational expenses, expenses related to compliance with legal and regulatory requirements (including expenses of the Fund’s Chief Compliance Officer), accounting expenses, on-going compliance and oversight of the Fund’s securities lending program (discontinued in 2010, except with respect to the Long/Short Large-Cap Portfolio), brokerage expenses, expenses of administrators, transfer agents, pricing agents and other service providers, the expenses of calculating the Fund’s net asset value, recordkeeping expenses, expenses of transitioning to new Portfolio Managers, and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund and its shares on state and federal levels, legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

The Fund, Pacific Life and PLFA have entered into an agreement for administration and support services, as amended from time to time, (“Agreement”) pursuant to which Pacific Life and/or PLFA provide support services such as those described above, including legal, compliance, accounting, tax, chief compliance officer services, on-going compliance and oversight of the Fund’s securities lending program (discontinued in 2010, except with respect to the Long/Short Large-Cap Portfolio) and administrative services. Under the terms of the Agreement, it is not intended that Pacific Life and PLFA will profit from these services to the Fund.

Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

The Fund paid or owed to Pacific Life and/or PLFA $2,828,146 representing 0.006% of the Fund’s average daily net assets for its services under the Agreement for Support Services during 2010. The Fund paid or owed to Pacific Life $3,496,008 during 2009 and $2,590,670 during 2008, representing 0.008% and 0.005%, respectively, of the Fund’s average daily net assets. The fees anticipated to be paid for 2011 under said Agreement are expected to be approximately 0.007% of the Fund’s average daily net assets.

Service Plan.  The Fund adopted a service plan (the “Service Plan”) for Class I Shares of each applicable Portfolio, under which, each Portfolio pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of the Portfolio. For the fiscal year ended December 31, 2010, the Fund paid $99,593,543 in aggregate to the Distributor.

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Under the Service Plan, the servicing fee may be used by the Distributor to provide or procure service activities related to the variable annuity and variable life insurance contract owners (“Contract Owners”) of the participating insurers who use the Fund as the underlying investment Fund for their contracts (“Variable Accounts”), for services related to the Fund and its Portfolios. These may include, but are not limited to (i) providing electronic, telephonic, and technological servicing support in connection with existing investments in the Fund, including support relating to dollar cost averaging, asset allocation, portfolio rebalancing, and pre-authorized purchase and redemption orders and enhancing processing, technology, providing support for accepting or executing transfer instructions and electronic capability regarding the same insofar as it effects the Fund and its Portfolios; (ii) answering shareholder and Contract Owner questions regarding the Fund, its Portfolios, its Managers and/or other service providers; (iii) researching and providing historical Variable Account activity related to the Fund for Variable Accounts requesting it; (iv) responding to inquiries regarding the Fund prospectus, including the SAI, and supplements thereto, reports, notices, proxies and proxy statements and other information regarding the Fund; (v) payment of compensation to broker/dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of the above services; (vi) overhead and other expenses of the Distributor related to service activities, including but not limited to, telephone and other communications expenses, including broker/dealer communication expenses, and website maintenance expenses; and (vii) provision of other services deemed appropriate by the Distributor. Servicing fees may also be spent on obligations relating to shareholder and Contract Owner servicing that arose prior to the effective date of the Service Plan.

The amounts paid under the Service Plan are intended to be treated as service fees under the applicable rule of the Financial Industry Regulatory Authority, (“FINRA”) regarding asset-based sales charges for investment companies. The Service Plan is not adopted as a distribution or “12b-1 plan” under Rule 12b-1 under the Investment Company Act of 1940. The Service Plan is of the type known as “compensation plans.” This means that, although the trustees of the Fund are expected to take into account the expenses of the Distributor in their periodic review of the Service Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

Many of the Distributor’s servicing efforts involve the Fund as a whole, so that fees paid by the Portfolios may indirectly support servicing efforts relating to other Portfolios.

The Service Plan will continue in effect with respect to a Portfolio for successive one-year periods, provided that each such continuance is specifically approved by the vote of a majority of the trustees, including the independent trustees. If the Service Plan is terminated (or not renewed) with respect to one or more Portfolios, it may continue in effect with respect to any Portfolio as to which it has not been terminated (or has been renewed).

Third Party Consultant

Pursuant to a Licensing and Services Agreement dated May 1, 2011, Ibbotson Associates provides certain asset allocation consulting services to the Adviser for use by the Adviser in connection with the Portfolio Optimization and Pacific Dynamix Portfolios, in exchange for an asset-based fee, subject to an annual minimum. Under a prior arrangement, PLFA paid Ibbotson Associates for consulting services relating to the Pacific Dynamix Portfolios.

INFORMATION ABOUT THE PORTFOLIO MANAGERS

Portfolio Management Firms

PLFA also does business under the name Pacific Asset Management and manages the Cash Management and the High Yield Bond Portfolios under the Pacific Asset Management name. PLFA serves as investment adviser for the American Funds Asset Allocation Portfolio, American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which invest in the Master Funds, PLFA also serves as investment adviser for the five Portfolio Optimization Portfolios and the three Pacific Dynamix Portfolios. For the remaining Portfolios, PLFA serves as investment adviser and employs other investment advisory firms as Manager, subject to Portfolio Management Agreements. The Portfolio Management Agreements are not exclusive, and each Manager may provide and currently is providing investment advisory services to other clients, including other investment companies.

Each Manager has entered into a Portfolio Management Agreement with the Fund and the Adviser. Each Manager provides investment advisory services to the applicable Portfolio.

The information below provides organizational information on each of the Managers, which includes, if applicable, and the name of any person(s) who controls the Manager, the basis of the person’s control, and the general nature of the person’s business.

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Fred Alger Management, Inc. (“Alger”)

Alger is a leading asset management firm employing a bottom-up approach in its attempt to identify the fastest growing companies in their respective sectors. Alger offers investment advisory services to separately managed, sub-advised and wrap accounts. Alger is a direct subsidiary of Fred Alger & Company, Incorporated who is a direct subsidiary of Alger Associates, Inc., a privately-held holding company. Fred Alger & Company, Incorporated offers mutual funds as well as institutional funds for defined benefit and defined contribution plans.

Batterymarch Financial Management, Inc. (“Batterymarch”)

Batterymarch is an investment management firm that specializes in equity investments. Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), a global asset management firm.

BlackRock Capital Management, Inc. (“BlackRock Capital”)

BlackRock Capital is a registered investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

BlackRock Investment Management, LLC (“BlackRock”)

BlackRock is a registered investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

ClearBridge Advisors, LLC (“ClearBridge”)

ClearBridge is an investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (which included Salomon Brothers Asset Management Inc (“SaBam”), the former Manager of the Large-Cap Value Portfolio) and is a wholly-owned subsidiary of Legg Mason, Inc, a financial services holding company.

Columbia Management Investment Advisers, LLC (“Columbia Management”)

Columbia Management is an indirect, wholly-owned subsidiary of Ameriprise Financial, a major financial services company engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities. Regulatory restrictions applicable to Columbia Management and its affiliates may limit Columbia Management investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Columbia Management and its affiliates also may be restricted in the securities that can be bought or sold for their clients because of the relationships Ameriprise Financial and its affiliates have with the issuers of securities. The internal policies and procedures of Columbia Management and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict a client’s investment activities. A client not advised by Columbia Management and its affiliates would not be subject to many of these restrictions.

Dimensional Fund Advisors LP (“DFA”)

DFA was founded in April 1981. DFA is registered under the Investment Advisors Act of 1940 and began managing assets on behalf of institutional investors in December 1981. DFA is a subsidiary of Dimensional Holdings LLC and an indirect subsidiary of Dimensional Holdings Inc. The Dimensional global group of companies is headquartered in Austin, Texas with offices in Santa Monica, Chicago, London, Sydney, and Vancouver. DFA is a private limited partnership that is owned primarily by employees and directors.

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Eaton Vance Management (“Eaton Vance”)

Eaton Vance, a registered investment adviser, has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp.

Franklin Advisory Services, LLC (“Franklin”)

Franklin is an indirect, wholly owned subsidiary of Franklin Resources Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc.

Invesco Advisers, Inc. (“Invesco”)

Invesco is an indirect wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Invesco, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

J.P. Morgan Investment Management Inc. (“JP Morgan”)

JP Morgan is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. JP Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co (“JP Morgan Chase”).

Janus Capital Management LLC (“Janus”)

Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

Jennison Associates LLC (“Jennison”)

Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. Jennison is organized under the laws of Delaware as a single member limited liability company, whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct wholly-owned subsidiary of Prudential Financial, Inc., a large financial services company.

Lazard Asset Management LLC (“Lazard”)

Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (“LF & Co.”), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ”. These interests are held by public stockholders as well as by current and former managing directors of Lazard Group LLC. Lazard is registered as an investment adviser with the SEC. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

MFS Investment Management (“MFS”)

Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial

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Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., (a diversified financial services company).

Morgan Stanley Investment Management Inc. (“MSIM”)

MSIM is a subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad.

Morgan Stanley, the parent of MSIM, is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services. MSIM’s portfolio managers are supported by a network of experienced research professionals based in New York, London and Singapore.

NFJ Investment Group LLC (“NFJ”)

NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group Inc., the predecessor to NFJ, commenced operations in 1989. NFJ is an indirect subsidiary of Allianz Global Investors of America LP (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

OppenheimerFunds, Inc. (“Oppenheimer”)

Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company and is one of the largest mutual fund companies in the United States. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts.

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO is an investment management firm founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America LP, (“AGI LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-Global Investors of America LLC, a Delaware limited liability company. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by Allianz Finanzbeteiligungs GmbH and 74.47% by Allianz SE. Allianz Finanzbeteiligungs GmbH and Allianz of America, Inc. are both wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

Absent an order from the SEC or other relief, the Managed Bond and Inflation Managed Portfolios generally cannot engage in principal transactions with the affiliated brokers and certain other affiliated entities, and the Managed Bond and Inflation Managed Portfolios’ ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Portfolios, the Portfolios’ ability to take advantage of market opportunities, or their overall performance.

SSgA Funds Management, Inc. (“SSgA FM”)

SSgA FM is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation.

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T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Founded in 1937 by the late Thomas Rowe Price Jr., T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company with offices all over the world. T. Rowe Price and its affiliates manage individual and institutional investor accounts.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

Western Asset Management Company and certain of its affiliated companies (collectively “Western Asset”)

Western Asset Management Company (“WAMCO”) is the primary Manager for the Diversified Bond Portfolio and operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom). Each of these entities (each a “Western Manager” and collectively “Western Asset”) is a registered investment adviser and is a wholly-owned subsidiary of Legg Mason, Inc. Each Western Manager will receive a proportionate share of the fee based on the average daily net assets that it manages.

Sub-Advisory Fee Schedule

For the services provided, the Adviser pays a monthly fee to each Manager based on an annual percentage of the average daily net assets of the Portfolios they manage according to the following schedule:

Annual Sub-Advisory Fee as of 5/1/11
Manager	Portfolio	(as a percentage of average daily net assets)

Alger	Small-Cap Growth[1]	0.60% on first $100 million 0.45% on next $150 million 0.40% on excess

Batterymarch	International Small-Cap	0.70% on first $100 million 0.60% on next $50 million 0.45% on excess

BlackRock Capital	Mid-Cap Value	0.35% on first $1 billion 0.30% on next $1 billion 0.25% on excess

BlackRock	Equity Index Small-Cap Equity[2] Small-Cap Index PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	On combined net assets: 0.04% on first $300 million 0.02% on excess

ClearBridge	Large-Cap Value[1]	0.45% on first $100 million 0.40% on next $100 million 0.35% on next $200 million 0.30% on next $350 million 0.25% on next $250 million 0.20% on excess

Columbia Management	Technology	0.50% on first $100 million 0.475% on next $150 million 0.45% on next $250 million 0.425% on excess

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Annual Sub-Advisory Fee as of 5/1/11
Manager	Portfolio	(as a percentage of average daily net assets)

DFA	PD International Large-Cap	0.15% on first $100 million 0.10% on excess

	PD Emerging Markets	0.50% on first $50 million 0.25% on excess

Eaton Vance	Floating Rate Loan	0.30%

Franklin	Small-Cap Equity[2]	0.60% on first $200 million 0.52% on next $300 million 0.50% on excess

Invesco	Comstock[1]	0.35% on first $1 billion 0.285% on excess

JP Morgan	International Value[1]	0.35% on first $1 billion 0.30% on next $1 billion 0.25% on excess

	Long/Short Large-Cap	0.65%

Janus	Growth LT1	0.45% on first $25 million
	Focused 30	0.40% on next $125 million 0.35% on next $850 million 0.30% on next $1 billion 0.25% on excess

Jennison	Health Sciences	0.50% on first $100 million 0.475% on next $150 million 0.45% on next $250 million 0.425% on excess

Lazard	Mid-Cap Equity[1]	0.35% on first $1 billion 0.30% on next $1 billion 0.25% on excess

MFS	International Large-Cap[1]	0.425% on first $750 million 0.375% on next $750 million 0.325% on next $1.5 billion 0.30% on excess

MSIM	Mid-Cap Growth[3] Real Estate[3]	On combined net assets: 0.35% on first $2 billion 0.32% on next $1 billion 0.30% on excess

NFJ	Small-Cap Value[1]	0.40% on first $500 million 0.35% on excess

Oppenheimer	Main Street Core Emerging Markets	0.23%

PIMCO	Managed Bond[1,4]	0.25% on first $1 billion
0.225% on excess

	Inflation Managed[1,4]	0.25% on first $1 billion 0.20% on excess

SSgA FM	PD Aggregate Bond Index	0.06% on first $50 million 0.05% on next $50 million 0.04% on excess

	PD High Yield Bond Market	0.25% on first $50 million 0.12% on next $50 million 0.04% on excess

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Annual Sub-Advisory Fee as of 5/1/11
Manager	Portfolio	(as a percentage of average daily net assets)

T. Rowe Price	Dividend Growth	Portfolio under $100 million:
0.50% on first $50 million
0.45% on next $50 million

Portfolio at or above $100 million:
0.40% on first $100 million
0.375% on next $150 million
0.325% on next $750 million
0.30% on excess

Short Duration Bond[1]	Portfolio under $100 million:
0.30% on first $50 million
0.25% on next $50 million

Portfolio at or above $100 million:
0.20% on first $100 million
0.175% on next $150 million
0.125% on next $250 million
0.10% above $500 million

Portfolio at or above $1.5 billion:
0.10%

UBS Global AM	Large-Cap Growth[1]	0.40% on first $25 million 0.35% on next $225 million 0.25% on next $1.75 billion 0.20% on excess

Western Asset	Diversified Bond	0.225% on first $300 million 0.15% on next $1.7 billion 0.10% on excess

	Inflation Protected	0.125% on first $100 million 0.075% on next $100 million 0.050% on next $800 million 0.040% on next $1 billion 0.030% on excess

[1]	When determining the breakpoint rates, the combined average daily net assets of the Pacific Select Fund Portfolio are aggregated with the corresponding fund of Pacific Life Funds, provided it is managed by the same Manager.

[2]	BlackRock and Franklin are co-managers of the Small-Cap Equity Portfolio. Each Manager is paid based on the average daily net assets of the portion of the Portfolio it manages.

[3]	When determining the breakpoint rates, the combined average daily net assets of the Portfolios are aggregated with the corresponding funds of Pacific Life Funds managed by the same Manager.

[4]	Should the aggregate assets of the Managed Bond and Inflation Managed Portfolios of Pacific Select Fund and the PL Managed Bond and PL Inflation Managed Funds of Pacific Life Funds fall below $3 billion, the Adviser will pay the Manager an annual percentage of 0.25% of the Managed Bond Portfolio’s average daily net assets.

Sub-Advisory Fees Paid or Owed

Portfolio	2010	2009	2008

Small-Cap Growth	$2,648,682	$2,444,433	$3,186,413
International Small-Cap	4,722,946	3,981,290	4,567,759
Mid-Cap Value[1]	3,738,319	2,247,737	N/A
Equity Index	628,132	617,788	467,651
Small-Cap Equity[2]	3,396,961	2,421,213	2,433,274
Small-Cap Index	99,527	91,064	185,893
PD Large-Cap Growth Index[3]	9,368	2,594	N/A
PD Large-Cap Value Index[3]	10,807	2,901	N/A
PD Small-Cap Growth Index[3]	3,264	1,227	N/A
PD Small-Cap Value Index[3]	3,745	1,331	N/A

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Portfolio	2010	2009	2008

Large-Cap Value	$7,232,214	$6,481,634	$6,473,395
Technology	397,949	300,872	409,112
PD International Large-Cap[3]	55,488	15,992	N/A
PD Emerging Markets[3]	102,001	48,496	N/A
Floating Rate Loan[4]	3,716,266	4,146,934	3,970,706
Comstock[5]	7,007,848	5,810,141	6,811,527
International Value[6]	5,683,136	6,439,489	9,443,483
Long/Short Large-Cap[7]	7,942,582	5,601,634	3,028,252
Growth LT	5,201,208	4,694,450	5,612,255
Focused 30	640,378	900,763	1,669,664
Health Sciences	469,719	408,650	558,221
Mid-Cap Equity	6,145,713	6,438,188	10,804,124
International Large-Cap	9,310,594	8,669,698	10,467,416
Mid-Cap Growth	4,004,756	3,045,970	3,252,917
Real Estate	2,044,471	1,598,145	2,502,419
Small-Cap Value	2,349,678	2,121,452	2,168,245
Main Street Core	2,935,363	2,928,138	4,593,133
Emerging Markets	3,809,255	3,141,823	3,662,241
Managed Bond	13,733,064	10,568,069	11,331,119
Inflation Managed	9,704,493	8,636,149	9,804,478
PD Aggregate Bond Index[3]	54,825	17,887	N/A
PD High Yield Bond Market[3]	80,332	40,042	N/A
Dividend Growth[8]	2,921,752	2,138,140	3,790,160
Short Duration Bond[9]	1,619,330	1,513,388	1,653,752
Large-Cap Growth[10]	3,466,650	2,935,149	2,608,623
Diversified Bond[11]	3,944,750	3,095,283	3,197,200
Inflation Protected[12]	N/A	N/A	N/A

[1]	The Mid-Cap Value Portfolio commenced operations on January 2, 2009.

[2]
 BlackRock and Franklin began co-managing the Small-Cap Equity Portfolio on May 1, 2010. For the period May 1, 2010 through December 31, 2010, $42,206 was paid to BlackRock and $2,431,435 was paid to Franklin. For the period May 1, 2007 through April 30, 2010, Vaughan Nelson Investment Management, L.P. served as the Manager.

[3]
 The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap, PD Emerging Markets, PD Aggregate Bond Index and PD High Yield Bond Market Portfolios, commenced operations on May 1, 2009.

[4]	Eaton Vance began managing the Floating Rate Loan Portfolio on May 1, 2010. For the period May 1, 2007 through April 30, 2010, Highland Capital Management, L.P. served as the Manager.

[5]
 Invesco began managing the Comstock Portfolio on June 1, 2010. For the period May 1, 2003 through May 31, 2010, Morgan Stanley Investment Management Inc., doing business as Van Kampen, served as the Manager.

[6]	JP Morgan began managing the International Value Portfolio on January 1, 2011. For the period May 1, 2006 through December 31, 2010, Alliance Bernstein LP served as Manager.

[7]
 The Long/Short Large-Cap Portfolio commenced operations on May 1, 2008. Analytic Investors, LLC and JP Morgan were co-managers of the Long/Short Large-Cap Portfolio from May 1, 2008 through April 30, 2011. $2,814,787, $2,092,145 and $1,174,773 was paid in 2010, 2009 and 2008, respectively, to Analytic Investors. $5,127,795, $3,509,489 and $1,853,479 was paid in 2010, 2009 and 2008, respectively, to JP Morgan.

[8]	T. Rowe Price began managing the Dividend Growth Portfolio on May 1, 2010. For the period January 3, 2000 through April 30, 2010, Capital Guardian Trust Company served as the Manager.

[9]	T. Rowe Price began managing the Short Duration Bond Portfolio on May 1, 2011. For the period May 1, 2003 through April 30, 2011, Goldman Sachs Asset Management, L.P. served as the Manager.

[10]	UBS Global AM began managing the Large-Cap Growth Portfolio on May 1, 2009. For the period January 1, 2006 through April 30, 2009, Loomis, Sayles & Company, L.P. served as the Manager.

[11]	Western Asset began managing the Diversified Bond Portfolio on February 2, 2009. For the period May 1, 2006 through January 31, 2009, JP Morgan served as the Manager.

[12]	The Inflation Protected Portfolio commenced operations on May 1, 2011.

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The following provides information regarding each sub-advisory firm’s (“Manager’s”) compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund. Each individual or team member is referred to as a portfolio manager in this section. The Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, have different management requirements, and may be affected by different conflicts of interests.

Compensation Structures and Methods

The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the Portfolio’s fiscal year ended December 31, 2010, unless otherwise noted. The descriptions may include compensation benchmarks, which are chosen by the particular management firm and may or may not match a Portfolio’s benchmark index presented in the prospectus.

Alger

An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•	the firm’s overall financial results and profitability;

•	the firm’s overall investment management performance;

•	current year’s and prior years’ investment performance (both relative and absolute) of the portfolios for which the individual is responsible based on the benchmark of each such portfolio; and

•	the individual’s leadership contribution within the firm.

While the benchmarks and peer groups used in determining the portfolio manager’s compensation may change from time to time, we use benchmarks, such as those provided by Russell Investments and Standard & Poor’s, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry. For our small-cap growth portfolios, we currently use the Russell 2000 Growth Index as well as the Lipper Small-Cap Growth Universe and the Morningstar Small Growth Universe.

Batterymarch

In addition to customary employee benefits (e.g., medical coverage), compensation for investment professionals includes:

•	competitive base salaries;

•	individual performance-based bonuses based on the investment professionals’ added value to the products for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

•	corporate profit sharing; and an

•	annual contribution to a non-qualified deferred compensation plan that has a cliff-vesting requirement (i.e., they must remain employed with the firm for 31 months to receive payment).

Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is generally not analyzed by any individual client portfolios. Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. Lastly, portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.

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Compensation for Portfolio Managers is based on all the portfolios they manage collectively, using standard benchmarks appropriate for those mandates. With respect to peer groups, we use information from the appropriate Russell universe, which in the case of the International Small-Cap Portfolio would be the Global Ex-US Equity Small Cap universe.

BlackRock Capital and BlackRock

The term “BlackRock” as used in this section includes both BlackRock Capital and BlackRock.

Portfolio Manager Compensation Overview for Mr. Corallo, Mr. Bliss, Mr. Jue and Ms. Hsui

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus and participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

Base compensation  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation  Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. With respect to the portfolio managers such benchmarks for the Equity Index Portfolio include the S&P 500 Index, such benchmarks for the Small-Cap Index Portfolio include the Russell 2000 Index, such benchmarks for the PD Large-Cap Growth Index Portfolio include the Russell 1000 Growth Index, such benchmarks for the PD Large-Cap Value Index Portfolio include the Russell 1000 Value Index, such benchmarks for the PD Small-Cap Growth Index Portfolio include the Russell 2000 Growth Index and such benchmarks for the PD Small-Cap Value Index Portfolio include the Russell 2000 Value Index.

Distribution of Discretionary Incentive Compensation  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Equity awards were granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, once vested settle in BlackRock, Inc. common stock.

Portfolio Manager Compensation Overview for Mr. Forcione

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance and revenue-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation  Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks

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are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Mid Cap Value Portfolio include the Lipper Mid Cap Value Equity Funds classification.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Forcione has participated in the deferred compensation program.

Other compensation benefits  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Mr. Forcione is eligible to participate in these plans.

ClearBridge

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation.  Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation.  In addition to base compensation managers may receive discretionary compensation.

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Discretionary compensation can include:

•	Cash Incentive Award

•	ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock and Stock Option Grants — a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

The benchmark used to measure the performance of the portfolio manager for the Large-Cap Value Portfolio is the Russell 1000 Value Index.

Columbia Management

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and

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separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level. The peer group used to measure performance of the portfolio managers for the Technology Portfolio is the Upper Science and Technology Funds Classification.

DFA

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted stock of DFA as determined from time to time by the Board of Directors of the General Partner of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers are given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Eaton Vance

Compensation Structure for Eaton Vance

Compensation of the investment adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.

The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the S&P/LSTA Leveraged Loan Index, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s

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success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Franklin

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

For the Small-Cap Equity Portfolio, the benchmark for compensation purposes is the Russell 2000 Value and the peer group is the Small Cap Value Equity.

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Invesco

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary.  Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus.  The portfolio managers are eligible, along with other employees of Invesco to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation.  Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

For the Comstock Portfolio, the peer group for compensation purposes is the Large Cap Value.

JP Morgan

JP Morgan’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

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For the Long/Short Portfolio the benchmark for compensation purposes is the S&P 500 and the peer group is the Large Cap Core Equity. For the International Value Portfolio, the benchmark for compensation purposes is the MSCI EAFE Value and the peer group is the International Large Cap Value.

Janus

Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers (“CIO”) of Janus are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation:  Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. (“JCGI”) restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Analyst Variable Compensation:  If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

CIO Variable Compensation:  The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Growth LT Portfolio’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds. The Focused 30 Portfolio’s Lipper peer group for compensation purposes is the Multi-Cap Growth Funds.

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Jennison

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factors are reviewed for David Chan:

•	The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, such as the S&P SuperComposite Health Care Index, and the investment professional’s respective coverage universes;

•	One year pre-tax total return investment performance of groupings of accounts for which the portfolio manager is responsible, not including the Health Sciences Portfolio;

The majority of Mr. Chan’s compensation is expected to be derived from his impact on investment and business performance of portfolios other than the Health Sciences Portfolio.

The following primary quantitative factor is reviewed for Michael A. Del Balso:

•	One and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices, such as the S&P SuperComposite Health Care Index, and industry peer group data for the large cap growth portfolios for which the portfolio manager is responsible, not including the Health Sciences Portfolio;

The majority of Mr. Del Balso’s compensation is expected to be derived from his impact on investment and business performance of portfolios other than the Health Sciences Portfolio.

The qualitative factors reviewed for the portfolio managers may include:

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Lazard

Lazard compensates the Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager’s compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

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Variable bonus is based on the Portfolio Manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

The benchmark used to measure the performance of the portfolio manager for the Mid-Cap Equity Portfolio is the Russell Midcap Index. As of 12/31/09, the Lipper peer group for the Mid-Cap Equity Portfolio was mid cap core.

MFS

Portfolio manager compensation is reviewed annually. As of December 31, 2010, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2010, the following benchmarks were used to measure performance for the Fund:

1)	For Daniel Ling: MSCI EAFE Index.

2)	For Marcus L. Smith: MSCI EAFE Index.

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

MSIM

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation.

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Discretionary compensation can include:

•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley’s financial statement or losses on certain trading positions, investments or holdings.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Morgan Stanley Investment Management and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

NFJ

Compensation.  Our compensation plan is designed specifically to be aligned with the interests of our clients. We aim to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, we offer both short- and long-term incentive plans.

Compensation and Investment Performance.  Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The Small Cap Value strategy is evaluated relative to the Russell 2000 Value Index. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan.  A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan is based on the firm’s operating earnings growth of both AGI Capital and Allianz Global Investors, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership Interest.  Key employees of AGI Capital are provided with an interest that shares in the future growth and profitability of AGI Capital. Each unit is designed to deliver an annual distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

The long-term components of our compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of our business.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

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Oppenheimer

Portfolio managers are employed and compensated by Oppenheimer (the “Manager”), not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2010 each Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Emerging Markets Portfolio is Lipper-Emerging Markets Funds, the Main Street Core Portfolio is Lipper-Large Cap Core, and the Multi-Strategy Portfolio is Lipper Mixed Asset Target Allocation-Moderate. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolios and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolios, described above. A portion of the Portfolio Manager’s compensation with regard to that portfolio may, under certain circumstances, include an amount based in part on the amount of the portfolio’s management fee.

Pacific Asset Management/PLFA

Pacific Asset Management strives to provide pay programs that will attract, retain, and motivate qualified employees. The pay programs and structures are designed to establish equitable and competitive pay levels for employees while recognizing differences in responsibilities and individual performance. Pacific Asset Management’s goal is to link total annual compensation (both salary and incentive pay programs) to organizational and personal performance. Company performance and the portfolio manager’s performance directly impact the amount of total compensation they receive each year. Pacific Asset Management offers a multi-level compensation structure for portfolio managers:

•	Fixed compensation is given as a base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objectives of the portfolio manager.

•	Portfolio managers are eligible to receive an annual variable incentive bonus. The incentive pay program is a significant component of overall compensation based on company performance and individual employee performance designed to link performance to pay. The portfolio managers’ individual performance is evaluated annually based on a variety of factors. The High Yield Bond portfolio managers’ performance is compared to the appropriate benchmark index over one and three year periods. The benchmark used to measure performance of the portfolio managers for the High Yield Bond Portfolio is the Barclay’s High Yield 2% Issuer Cap. The Cash Management, Portfolio Optimization and Pacific Dynamix portfolio managers’ performance is not compared to a particular benchmark or index for compensation purposes.

•	Additionally, the portfolio managers are eligible for traditional heath care benefits and 401(k) retirement benefits.

PIMCO

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and

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consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•	Base Salary — Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

•	Performance Bonus — Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

•	Equity or Long Term Incentive Compensation — Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups. The benchmarks for each portfolio are:

Managed Bond Portfolio — Barclays Capital U.S. Aggregate Bond Index

Inflation Managed Portfolio — Barclays Capital Global Real: US TIPS

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

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Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

SSgA FM

The compensation of SSgA Investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. Further note that the employee’s manager, in conjunction with the senior management of the employee’s business unit, would be responsible for individual compensation decisions. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

T. Rowe Price

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price and T. Rowe Price International, as appropriate, evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and those funds are the same ones presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for tax-efficient funds. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

UBS Global AM

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global Asset Management, including the Portfolio’s portfolio managers, has up to three basic components — a fixed component (base salary and benefits), a variable and

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discretionary cash component and, for employees whose total compensation exceeds a defined threshold, a variable and discretionary deferred component. These are described in more detail below:

•	The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•	Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution, as assessed through a rigorous performance assessment process, and on the performance of their respective function, of UBS Global Asset Management and of UBS as a whole. As its name implies, variable compensation is liable to change and is delivered in cash and, when over a defined total compensation threshold, deferred.

•	Variable deferred — employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global Asset Management funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global Asset Management believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global Asset Management strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable compensation available generally will depend on the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the assets such portfolio manager manages versus the relevant benchmark or index and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

The benchmark used to measure the performance of the portfolio manager for the Large-Cap Growth Portfolio is the Russell 1000 Growth Index.

Western Asset

At Western Asset, one compensation methodology covers all employees, including investment professionals.

Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May.

The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation “range” for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation.

For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (AUM and revenue trends). In reviewing investment performance, one, three, and five year annualized returns (the heaviest weight is on 3 year returns) are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

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For the Diversified Bond Portfolio, the benchmark for compensation purposes is the Barclays Capital U.S. Aggregate Bond Index and the peer group is the Lipper Intermediate Investment Grade Debt Funds. For the Inflation Protected Portfolio, the benchmark for compensation purposes is the Barclays US TIPS Index and the peer group is the Treasury Inflation Protected Securities.

Other Accounts Managed

The following tables reflect information regarding accounts, other than the Portfolio, for which each portfolio manager has day-to-day management responsibilities. Such information has been provided by the applicable management firm for each Portfolio. For the accounts presented, it is possible that an individual manager may only manage a portion of the assets of a particular account and such portion may be substantially lower than the total assets of such account. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), this information will be reflected in a separate table below.

	ASSET BASED FEES AS OF 12/31/10
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Small-Cap Growth
Jill Greenwald	6	$3,258,100,000	1	$14,200,000	31	$1,757,900,000
International Small-Cap
Adam J. Petryk	5	$1,573,205,941	16	$1,313,697,392	23	$3,727,183,979
Stephen A. Lanzendorf	5	$1,721,124,903	6	$273,290,691	46	$3,279,070,222
Christopher W. Floyd	1	$402,454,126	9	$526,284,552	15	$1,844,629,144
Mid-Cap Value
Anthony F. Forcione	2	$1,307,684,069	None	N/A	3	$119,420,651
Equity Index
Edward Corallo	60	$42,236,908,012	164	$415,874,554,480	66	$154,212,052,458
Christopher Bliss	60	$42,236,908,012	164	$415,874,554,480	66	$154,212,052,458
Creighton Jue	60	$42,236,908,012	164	$415,874,554,480	66	$154,212,052,458
Jennifer Hsui	60	$42,236,908,012	164	$415,874,554,480	66	$154,212,052,458
Small-Cap Equity
Edward Corallo	60	$44,602,937,600	164	$415,874,554,480	66	$154,212,052,458
Christopher Bliss	60	$44,602,937,600	164	$415,874,554,480	66	$154,212,052,458
Creighton Jue	60	$44,602,937,600	164	$415,874,554,480	66	$154,212,052,458
Jennifer Hsui	60	$44,602,937,600	164	$415,874,554,480	66	$154,212,052,458
William J. Lippman	15	$12,596,427,787	1	$377,842,070	1	$768,514,340
Y. Dogan Sahin	2	$3,180,415,046	None	N/A	None	N/A
Bruce C. Baughman	15	$12,596,427,787	1	$377,842,070	None	N/A
Margaret McGee	15	$12,596,427,787	None	N/A	None	N/A
Donald G. Taylor	15	$12,596,427,787	1	$377,842,070	None	N/A
Small-Cap Index
Edward Corallo	60	$44,413,466,884	164	$415,874,554,480	66	$154,212,052,458
Christopher Bliss	60	$44,413,466,884	164	$415,874,554,480	66	$154,212,052,458
Creighton Jue	60	$44,413,466,884	164	$415,874,554,480	66	$154,212,052,458
Jennifer Hsui	60	$44,413,466,884	164	$415,874,554,480	66	$154,212,052,458

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	ASSET BASED FEES AS OF 12/31/10
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

PD Large-Cap Growth Index
Edward Corallo	60	$44,857,111,538	164	$415,874,554,480	66	$154,212,052,458
Christopher Bliss	60	$44,857,111,538	164	$415,874,554,480	66	$154,212,052,458
Creighton Jue	60	$44,857,111,538	164	$415,874,554,480	66	$154,212,052,458
Jennifer Hsui	60	$44,857,111,538	164	$415,874,554,480	66	$154,212,052,458
PD Large-Cap Value Index
Edward Corallo	60	$44,844,473,952	164	$415,874,554,480	66	$154,212,052,458
Christopher Bliss	60	$44,844,473,952	164	$415,874,554,480	66	$154,212,052,458
Creighton Jue	60	$44,844,473,952	164	$415,874,554,480	66	$154,212,052,458
Jennifer Hsui	60	$44,844,473,952	164	$415,874,554,480	66	$154,212,052,458
PD Small-Cap Growth Index
Edward Corallo	60	$44,903,896,982	164	$415,874,554,480	66	$154,212,052,458
Christopher Bliss	60	$44,903,896,982	164	$415,874,554,480	66	$154,212,052,458
Creighton Jue	60	$44,903,896,982	164	$415,874,554,480	66	$154,212,052,458
Jennifer Hsui	60	$44,903,896,982	164	$415,874,554,480	66	$154,212,052,458
PD Small-Cap Value Index
Edward Corallo	60	$44,900,924,667	164	$415,874,554,480	66	$154,212,052,458
Christopher Bliss	60	$44,900,924,667	164	$415,874,554,480	66	$154,212,052,458
Creighton Jue	60	$44,900,924,667	164	$415,874,554,480	66	$154,212,052,458
Jennifer Hsui	60	$44,900,924,667	164	$415,874,554,480	66	$154,212,052,458
Large-Cap Value
Robert Feitler	8	$1,167,263,275	None	N/A	1,230	$344,118,376
Dmitry Khaykin	8	$1,167,263,275	None	N/A	1,230	$344,118,376
Technology
Paul H. Wick	6	$5,070,000,000	5	$2,040,000,000	5	$299,970,000
Richard M. Parower	5	$4,760,000,000	5	$1,820,000,000	10	$347,380,000,000
Sangeeth Peruri	3	$4,160,000,000	3	$50,030,000	9	$22,100,000
Vishal Saluja	None	N/A	6	$773,620,000	4	$15,360,000
Sushil Wagle	None	N/A	None	N/A	None	N/A
PD International Large-Cap
Joseph H. Chi	36	$63,544,432,186	4	$1,412,440,741	26	$8,270,357,109
Stephen A. Clark	92	$143,092,700,146	20	$25,256,499,765	72	$12,173,705,010
Jed S. Fogdall	36	$63,544,432,186	4	$1,412,440,741	26	$8,270,357,109
Karen E. Umland	36	$63,544,432,186	4	$1,412,440,741	26	$8,270,357,109
PD Emerging Markets
Joseph H. Chi	36	$63,572,560,445	4	$1,412,440,741	26	$8,270,357,109
Stephen A. Clark	92	$143,120,828,404	20	$25,256,499,765	72	$12,173,705,010
Jed S. Fogdall	36	$63,572,560,445	4	$1,412,440,741	26	$8,270,357,109
Karen E. Umland	36	$63,572,560,445	4	$1,412,440,741	26	$8,270,357,109
Floating Rate Loan
Scott H. Page	12	$15,017,703,285	6	$6,031,476,481	2	$1,502,226,395
Andrew Sveen	5	$2,820,782,774	None	N/A	None	N/A
Craig P. Russ	8	$12,754,699,516	1	$3,403,476,205	1	$1,017,313,451

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	ASSET BASED FEES AS OF 12/31/10
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of		Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts		in the Accounts

Comstock
Kevin C. Holt	16	$14,886,744,815	1	$53,563,831	4,276		$507,381,110
Jason S. Leder	16	$14,886,744,815	1	$53,563,831	4,276		$507,381,110
Devin E. Armstrong	16	$14,886,744,815	1	$53,563,831	4,276		$507,381,110
James N. Warwick	16	$14,886,744,815	1	$53,563,831	4,276		$507,381,110
Matthew Seinsheimer	16	$14,886,744,815	1	$53,563,831	4,276		$507,381,110
International Value
Gerd Woort-Menker	7	$2,921,243	6	$1,089,092	2		$143,120
Long/Short Large-Cap
Thomas Luddy	10	$10,108,197,108	5	$1,522,262,884	59		$17,150,488,140
Susan Bao	10	$10,108,197,108	5	$1,522,262,884	59		$17,150,488,140
Terence Chen	6	$1,919,009,335	1	$182,810,753	3		$461,604,279
Growth LT
Jonathan D. Coleman	7	$9,655,776,405	None	N/A	4		$42,751,881
Daniel Riff	8	$9,746,072,483	None	N/A	4		$42,751,881
Focused 30
Ron Sachs	17	$21,071,184,743	1	$62,134,810	6		$2,312,394,288
Health Sciences
David Chan	1	$601,505,000	None	N/A	None		N/A
Michael A. Del Balso	11	$13,109,974,000	5	$997,192,000	6	[1]	$722,434,000	[1]
Mid-Cap Equity
Robert A. Failla	11	$9,055,502,961	5	$703,590,711	88		$2,835,579,541
Christopher H. Blake	8	$8,417,916,445	4	$693,747,497	65		$2,252,616,007
Daniel P. Breslin	7	$1,982,946,599	1	$9,843,214	29		$929,877,156
Martin P. Flood	12	$10,579,253,795	5	$731,165,483	199		4,321,035,471
Andrew D. Lacey	14	$10,835,549,277	10	$976,029,905	199		$5,423,272,759
International Large-Cap
Daniel Ling	10	$7,143,202,244	1	$528,155,841	20		$4,198,888,336
Marcus L. Smith	10	$7,143,202,244	1	$528,155,841	23		$4,935,989,731
Mid-Cap Growth
Dennis P. Lynch	28	$16,218,630,609	4	$2,538,315,090	12		$917,655,381
David S. Cohen	28	$16,218,630,609	4	$2,538,315,090	12		$917,655,381
Sam G. Chainani	28	$16,218,630,609	4	$2,538,315,090	12		$917,655,381
Alexander T. Norton	28	$16,218,630,609	4	$2,538,315,090	12		$917,655,381
Jason C. Yeung	28	$16,218,630,609	4	$2,538,315,090	12		$917,655,381
Armistead B. Nash	28	$16,218,630,609	4	$2,538,315,090	12		$917,655,381
Real Estate
Theodore R. Bigman	14	$4,638,732,937	12	$5,614,983,270	62		$6,154,955,400
Small-Cap Value
Benno J. Fischer	24	$23,705,596,391	4	$174,136,176	47		$10,487,040,801
Paul A. Magnuson	20	$23,008,966,875	3	$171,585,562	44		$10,392,940,450
Morley D. Campbell	5	$9,417,624,803	2	$93,342,326	5		$154,654,982

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	ASSET BASED FEES AS OF 12/31/10
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Main Street Core
Manind Govil	7	$9,656,679,588	None	N/A	1	$63,426,222
Benjamin Ram	9	$12,181,791,903	None	N/A	2	$111,858,550
Emerging Markets
Justin M. Leverenz	3	$22,401,218,002	3	$652,819,885	3	$450,961,601
Cash Management
Jason R. Rosiak	3	$1,219,093,321	None	N/A	3	$438,759,677
Brian M. Robertson	1	$40,790,925	None	N/A	None	N/A
High Yield Bond
Jason R. Rosiak	3	$902,090,587	None	N/A	3	$438,759,677
Michael Long	None	N/A	None	N/A	None	N/A
Brian M. Robertson	2	$902,090,587	None	N/A	None	N/A
Managed Bond
William H. Gross	41	$347,690,255,002	35	$35,858,061,743	68	$34,565,063,290
Inflation Managed
Mihir P. Worah	20	$58,709,769,975	16	$9,961,480,128	60	$23,305,722,309
PD Aggregate Bond Index
John Kirby	19	$26,813,614,723	67	$38,457,867,373	196	$86,279,271,735
Michael J. Brunell	19	$26,813,614,723	67	$38,457,867,373	196	$86,279,271,735
PD High Yield Bond Market
John Kirby	19	$26,938,363,879	67	$38,457,867,373	196	$86,279,271,735
Michael J. Brunell	19	$26,938,363,879	67	$38,457,867,373	196	$86,279,271,735
Dividend Growth
Thomas J. Huber	2	$2,834,970,200	1	$201,062,327	None	N/A
Short Duration Bond
Edward A. Wiese	5	$9,206,806,747	1	$116,964,936	15	$3,131,873,224
Large-Cap Growth
Lawrence G. Kemp	3	$583,077,099	6	$2,392,593,094	10	$3,185,535,848
Diversified Bond
Stephen A. Walsh	103	$166,693,463,675	215	$109,284,878,237	780	$174,979,785,425
Michael C. Buchanan	49	$26,777,074,812	8	$3,430,427,308	11	$1,761,638,794
Carl L. Eichstaedt	20	$18,364,386,106	1	$3,543,706	66	$15,910,108,942
Keith J. Gardner	41	$23,779,759,841	7	$1,111,522,206	1	$225,145,990
Mark S. Lindbloom	22	$21,331,375,266	2	$84,788,118	50	$15,144,951,254
Inflation Protected
Stephen A. Walsh	104	$169,644,535,530	215	$109,284,878,237	780	$174,979,785,425
Paul E. Wynn	6	$1,940,107,312	2	$141,535,515	9	$3,183,317,742
Peter H. Stutz	6	$1,940,107,312	2	$27,426,499	14	$2,994,425,015
Pacific Dynamix-Conservative Growth
Howard T. Hirakawa	7	$2,267,937,575	None	N/A	None	N/A
Carleton J. Meunch	7	$2,267,937,575	None	N/A	None	N/A
Pacific Dynamix-Moderate Growth
Howard T. Hirakawa	7	$2,302,589,316	None	N/A	None	N/A
Carleton J. Meunch	7	$2,302,589,316	None	N/A	None	N/A

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	ASSET BASED FEES AS OF 12/31/10
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Pacific Dynamix-Growth
Howard T. Hirakawa	7	$2,351,527,759	None	N/A	None	N/A
Carleton J. Meunch	7	$2,351,527,759	None	N/A	None	N/A
Portfolio Optimization Conservative
Howard T. Hirakawa	7	$2,460,829,383	None	N/A	None	N/A
Carleton J. Muench	7	$2,460,829,383	None	N/A	None	N/A
Portfolio Optimization Moderate-Conservative
Howard T. Hirakawa	7	$2,460,829,383	None	N/A	None	N/A
Carleton J. Muench	7	$2,460,829,383	None	N/A	None	N/A
Portfolio Optimization Moderate
Howard T. Hirakawa	7	$2,460,829,383	None	N/A	None	N/A
Carleton J. Muench	7	$2,460,829,383	None	N/A	None	N/A
Portfolio Optimization Growth
Howard T. Hirakawa	7	$2,460,829,383	None	N/A	None	N/A
Carleton J. Muench	7	$2,460,829,383	None	N/A	None	N/A
Portfolio Optimization Aggressive-Growth
Howard T. Hirakawa	7	$2,460,829,383	None	N/A	None	N/A
Carleton J. Muench	7	$2,460,829,383	None	N/A	None	N/A

[1] Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

	PERFORMANCE BASED FEES AS OF 12/31/10
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Small-Cap
Stephen A. Lanzendorf	None	N/A	1	$4,609,412	6	$229,312,250
Equity Index
Edward Corallo	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Christopher Bliss	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Creighton Jue	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Jennifer Hsui	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Small-Cap Equity
Edward Corallo	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Christopher Bliss	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Creighton Jue	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Jennifer Hsui	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Small-Cap Index
Edward Corallo	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Christopher Bliss	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Creighton Jue	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Jennifer Hsui	None	N/A	8	$5,694,504,844	3	$1,718,756,471

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	PERFORMANCE BASED FEES AS OF 12/31/10
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

PD Large-Cap Growth Index
Edward Corallo	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Christopher Bliss	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Creighton Jue	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Jennifer Hsui	None	N/A	8	$5,694,504,844	3	$1,718,756,471
PD Large-Cap Value Index
Edward Corallo	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Christopher Bliss	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Creighton Jue	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Jennifer Hsui	None	N/A	8	$5,694,504,844	3	$1,718,756,471
PD Small-Cap Growth Index
Edward Corallo	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Christopher Bliss	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Creighton Jue	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Jennifer Hsui	None	N/A	8	$5,694,504,844	3	$1,718,756,471
PD Small-Cap Value Index
Edward Corallo	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Christopher Bliss	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Creighton Jue	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Jennifer Hsui	None	N/A	8	$5,694,504,844	3	$1,718,756,471
Large-Cap Value
Robert Feitler	1	$714,249,611	None	N/A	None	N/A
Dmitry Khaykin	1	$714,249,611	None	N/A	None	N/A
PD International Large-Cap
Joseph H. Chi	None	N/A	None	N/A	1	$767,457,000
Stephen A. Clark	None	N/A	1	$240,750,739	1	$767,457,000
Jed S. Fogdall	None	N/A	None	N/A	1	$767,457,000
Karen E. Umland	None	N/A	None	N/A	1	$767,457,000
PD Emerging Markets
Joseph H. Chi	None	N/A	None	N/A	1	$767,457,000
Stephen A. Clark	None	N/A	1	$240,750,739	1	$767,457,000
Jed S. Fogdall	None	N/A	None	N/A	1	$767,457,000
Karen E. Umland	None	N/A	None	N/A	1	$767,457,000
Long/Short Large-Cap
Thomas Luddy	None	N/A	3	$6,526,095,288	4	$1,904,797,570
Susan Bao	None	N/A	3	$6,526,095,288	4	$1,904,797,570
Growth LT
Jonathan D. Coleman	2	$9,088,050,092	None	N/A	None	N/A
Daniel Riff	2	$9,088,050,092	None	N/A	None	N/A
Focused 30
Ron Sachs	3	$17,044,719,964	None	N/A	None	N/A
Health Sciences
David Chan	None	N/A	1	$29,716,000	None	N/A

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	PERFORMANCE BASED FEES AS OF 12/31/10
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Mid-Cap Equity
Andrew D. Lacey	1	$6,496,725,359	None	N/A	None	N/A
Christopher H. Blake	1	$6,496,725,359	None	N/A	1	$39,837,818
Robert A. Failla	1	$6,496,725,359	None	N/A	1	$39,837,818
International Large-Cap
Daniel Ling	None	N/A	None	N/A	1	$432,609,919
Marcus L. Smith	None	N/A	None	N/A	1	$432,609,919
Real Estate
Theodore R. Bigman	None	N/A	None	N/A	15	$803,365,872
Managed Bond
William H. Gross	None	N/A	8	$3,452,645,731	21	$10,682,020,785
Inflation Managed
Mihir P. Worah	None	N/A	None	N/A	10	$4,060,169,953
Diversified Bond
Stephen A. Walsh	None	N/A	7	$1,155,393,872	81	$19,415,056,792
Carl L. Eichstaedt	None	N/A	None	N/A	6	$1,226,010,432
Mark S. Lindbloom	None	N/A	None	N/A	5	$2,205,926,684
Inflation Protected
Stephen A. Walsh	None	N/A	7	$1,155,393,872	81	$19,415,056,792
Paul E. Wynn	None	N/A	None	N/A	1	$433,013,853
Peter H. Stutz	None	N/A	None	N/A	1	$147,988,357

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a portfolio of the Fund may be presented with the following potential conflicts:

Alger

Alger’s portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, Alger has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

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Batterymarch

As an investment adviser to multiple client accounts, Batterymarch recognizes that actual or potential conflicts of interest may arise in its business and has developed compliance policies and procedures that are reasonably designed to detect, manage and/or mitigate the effects of such potential conflicts of interest. Although Batterymarch believes that its policies and procedures are appropriate to eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. The following is a summary of certain potential conflicts of interest that may arise:

Allocation of Limited Investment Opportunities

If a portfolio manager or an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts, including assigning allocations in random order or on a pro-rata basis. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, sector/country/region exposure, investment restrictions or for other reasons.

Batterymarch’s Compliance Department periodically reviews the manner in which certain trades have been allocated among client accounts managed under the same and different investment mandates and the dispersion of performance returns of similarly-managed client accounts to detect any evidence of impropriety. These reviews are designed to ensure that, over time, no client accounts or investment mandates appear to be systematically advantaged or disadvantaged by the manner in which Batterymarch allocates trades.

Allocation of Partially-Filled Transactions in Securities

Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size, although exceptions may be made from this general policy from time to time based on factors such as the availability of cash, sector/country/region allocation decisions, investment restrictions or risk controls and the costs for minimal allocation actions.

Side-by-Side Trading and Opposite (i.e., Contradictory) Transactions in Securities

Batterymarch provides investment advisory services for multiple accounts and under multiple investment mandates and may give advice, and take action, with respect to any of those client accounts that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

A potential conflict of interest may be perceived to arise if transactions in one client account closely follow related transactions in the same security in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale or short sale in one client account lowers the sale price received in a sale by a second account. To mitigate such potential conflicts, Batterymarch attempts to aggregate trades for multiple client accounts, where feasible, and to lessen the market impact of securities transactions by limiting trade volumes.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a “buy” by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection models, risk controls and portfolio construction rules used by Batterymarch to manage its clients’ long-only portfolios may differ from the models and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio

105

construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch’s Compliance Department reviews all contradictory trades (i.e., a purchase of a security by one or more client accounts during the same day that one or more other client accounts are selling the same security) and contradictory positions (i.e., a long position held by one or more client accounts at the same time that one or more other client accounts hold a short position in the same security) executed/held by client accounts to ensure there were valid reasons for such activities/events. Contradictory trades are also reviewed to ensure that any cross transactions are properly documented or reported.

Broker Selection and Soft Dollar Usage

Portfolio managers may be able to influence the selection of broker-dealers that are used to execute securities transactions for client accounts. In selecting a broker-dealer, Batterymarch may choose a broker-dealer whose commission rate is in excess of that which another broker-dealer might have charged for the same transaction, based upon Batterymarch’s judgment of that broker-dealer’s superior execution capabilities and/or as a result of Batterymarch’s perceived value of the broker-dealer’s brokerage and research services. Although the payment of brokerage commissions is subject to the requirement that Batterymarch determines in good faith that the commissions paid are reasonable in relation to the value of the brokerage and research services received, the research services which Batterymarch obtains from broker-dealers may be used to service all of Batterymarch’s clients and not just those clients paying commissions to broker-dealers providing the research services, and not all research may be used by Batterymarch for the benefit of each of the client accounts which paid commissions to a broker-dealer providing such research. All soft dollar arrangements in which Batterymarch is involved in shall come within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations thereof as issued by the Securities and Exchange Commission.

Personal Securities Transactions

Batterymarch allows its employees to trade in securities that it recommends to advisory clients. To the extent not prohibited by Batterymarch’s Code of Ethics, Batterymarch’s employees and other related persons may buy, hold or sell securities managed by Batterymarch at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Batterymarch for its client accounts. Batterymarch and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds’ investment holdings, which is non-public information. To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders’ interests in funds managed by Batterymarch).

Performance-Based Fee Arrangements

Batterymarch manages some accounts under performance-based fee arrangements. Batterymarch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. Performance-based fees could create an incentive for an investment adviser to make investments that are riskier or more speculative or to allocate investments having a greater potential for higher returns to accounts of those clients paying performance-based fees. Batterymarch seeks to avoid this potential conflict of interest by acting in good faith and in the best interests of clients and by not favoring or making riskier investments for accounts paying performance-based fees. Batterymarch generally requires portfolio decisions to be made on a product specific basis and Batterymarch requires average pricing of all aggregated orders. Additionally, the investment performance of composites, not individual client accounts, is generally considered a factor in determining portfolio managers’ compensation.

BlackRock Capital and BlackRock

The term “BlackRock” as used in this section includes both BlackRock Capital and BlackRock.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and

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procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund(s). In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that the portfolio managers may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

ClearBridge

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the

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portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities.  The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Columbia Management

Portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, the investment manager monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

The investment manager has a fiduciary responsibility to all of the clients for which it manages accounts. The investment manager seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. The investment manager has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

Portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

DFA

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day responsibilities with respect to multiple accounts. In addition to the PD International Large-Cap Portfolio and PD Emerging Markets Portfolio (for purposes of this section, the “Portfolios” or each, a “Portfolio”), other accounts may include registered mutual funds, unregistered pooled

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investment vehicles, and accounts managed for organizations and individuals (“Accounts”). An Account may have a similar investment objective to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio. Actual or apparent conflicts of interest include:

•	Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolios and/or Accounts. DFA or Dimensional seeks to manage such competing interests for the time and attention of the portfolio manager by having him focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios.

•	Investment Opportunities. It is possible that at times identical securities will be held by both a Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that a Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolios and one or more Accounts, the Portfolios may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolios and Accounts.

•	Broker Selection. With respect to securities transactions for the Portfolios, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and an Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the Account.

•	Performance Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•	Investment in an Account. A portfolio manager or his/her relatives may invest in an account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolios or other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Eaton Vance

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Franklin

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or

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her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.

Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Invesco

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	Invesco determines which broker to use to execute each order for securities transactions for the Portfolio, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Fund’s and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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JP Morgan

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the

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selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Janus

The portfolio managers may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Jennison

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including

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performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Lazard

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.

As described above, Lazard has procedures in place to address these conflicts. Additionally, portfolio managers/analysts and portfolio management teams are generally not permitted to manage long-only accounts alongside long/short assets, although may from time to time, manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute

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transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

MSIM

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

NFJ

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Fund. In addition, investment

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decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee, a Performance Measurement Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Oppenheimer

As indicated previously in the “Other Accounts Managed” sub-section, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolios. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio’s investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolios. Not all funds and accounts advised by the manager have the same management fee. If the management fee structure of another fund is more advantageous to the manager than the fee structure of the Portfolios, the manager could have an incentive to favor the other fund. However, the manager’s compliance procedures and Code of Ethics recognize the manager’s fiduciary obligations to treat all of its clients, including the Portfolios, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolios, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolios.

Pacific Asset Management

While material conflicts of interests may arise with respect to management of a portfolio by the portfolio manager, Pacific Asset Management has adopted policies and procedures to address any potential material conflicts, should they arise. In particular, trade allocation and affiliated persons transaction policies and procedures include controls and reviews to detect and monitor potential material conflicts.

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PLFA

From time to time, a potential conflict of interest may arise between a portfolio manager’s management of a Portfolio Optimization Portfolio or Pacific Dynamix Portfolio, on the one hand, and other Portfolio Optimization or Pacific Dynamix Portfolios on the other hand. This might occur, for example, if an Underlying Portfolio in which multiple Portfolio Optimization or Pacific Dynamix Portfolios invest has limited capacity for further investment. PLFA has a process in place to address these types of risks.

PIMCO

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of the Fund’s Trades.  A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of the Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues. The policies and procedures are reviewed by PIMCO’s Chief Compliance Officer on a monthly basis and administered and enforced with the support of PIMCO’s Compliance group.

SSgA FM

A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special

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circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

T. Rowe Price

Portfolio managers at T. Rowe Price and T. Rowe Price International typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and T. Rowe Price International have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

UBS Global AM

The portfolio management team’s management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Portfolio. A portfolio manager and his or her team manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS AG (UBS) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Portfolio are engaged in businesses and have interests other than that of managing the Portfolio. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Portfolio.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for the Portfolio or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to the Portfolio or its other clients, or purchase for the Portfolio or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS Global AM may rely on certain affiliates to execute trades for the Portfolio or its other accounts. For each security transaction effected by UBS, UBS Global AM may compensate and UBS may retain

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such compensation for effecting the transaction, and UBS Global AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (Client Accounts) may adversely impact the Portfolio. UBS and one or more Client Accounts may buy or sell positions while the Portfolio is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Portfolio.

Western Asset

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Beneficial Interest of Portfolio Managers

In order to own securities of the Fund, a portfolio manager would need to own a Pacific Life or Pacific Life & Annuity variable life insurance policy or variable annuity contract. Portfolio managers are not required to own shares of the Fund. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in the Portfolio’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable Portfolio’s performance. As of the Fund’s fiscal year end, December 31, 2010, there were fund shares beneficially owned by one portfolio manager. The remaining portfolio managers did not beneficially own any fund shares as of the

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fiscal year end. The dollar range of equity securities that Jonathan D. Coleman, the portfolio manager of the Growth LT Portfolio, beneficially owned through a variable annuity contract was $10,001-$50,000.

Investment Adviser to the Master Funds

The investment adviser to the Master Funds, Capital Research and Management Company (“CRMC”), located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of experienced investment professionals. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries.

The Investment Advisory and Service Agreement (the “CRMC Agreement”) between the Master Funds and CRMC will continue in effect until December 31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Fund, and (ii) the vote of a majority of the trustees of the Master Fund who are not parties to the CRMC Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The CRMC Agreement provides that CRMC has no liability to the Master Fund for its acts or omissions in the performance of its obligations to the Master Fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the CRMC Agreement. The CRMC Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the CRMC Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

As compensation for its services, CRMC receives a monthly investment advisory fee which is accrued daily, from each Master Fund, and indirectly from each Feeder Portfolio as a shareholder in its corresponding Master Fund, calculated at the annual rates of:

For the Master Asset Allocation Fund, CRMC receives 0.50% on the first $600 million of net assets; plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion; plus 0.36% on net assets greater than $1.2 billion but not exceeding $2.0 billion; plus 0.32% on net assets greater than $2.0 billion but not exceeding $3.0 billion; plus 0.28% on net assets greater than $3.0 billion but not exceeding $5.0 billion; plus 0.26% on net assets greater than $5.0 billion but not exceeding $8.0 billion; plus 0.25% on net assets in excess of $8.0 billion.

For the Master Growth Fund, CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion; plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion; plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion; plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion; plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion; plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion; plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion; plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion; plus 0.285% on net assets in excess of $27.0 billion but not exceeding $34.0 billion; plus 0.28% on net assets in excess of $34.0 billion.

For the Master Growth-Income Fund, CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion; plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion; plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion; plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion; plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion; plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion; plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion; plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion; plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion; plus 0.222% on net assets in excess of $27.0 billion but not exceeding $34.0 billion; plus 0.219% on net assets in excess of $34.0 billion.

For more information regarding CRMC, the investment adviser to the Master Funds, see the Master Funds’ statement of additional information which is delivered together with this SAI.

DISTRIBUTION OF FUND SHARES

Pacific Select Distributors, Inc. (“PSD”) serves as the Fund’s principal underwriter and distributor (“Distributor”) pursuant to a Distribution Contract (the “Distribution Contract”) with the Fund. The Fund’s shares are offered on a continuous basis. The Distributor is not obligated to sell any specific amount of Fund shares. PSD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PSD in

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connection with the distribution or sale of the shares. PSD is not paid any compensation from the Fund under the Distribution Contract, although PSD is paid or its expenses are covered by Pacific Life or Pacific Life & Annuity in connection with the offering of variable contracts issued by those insurers.

Managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of the Fund, and spouses/guests of the foregoing. The Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Managers. PSD serves as the Fund’s Distributor.

PURCHASES AND REDEMPTIONS

Shares of the Fund are not sold directly to the general public. Class I Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the variable contracts issued or administered by Pacific Life or its affiliates. Class P Shares of the Fund are only available to the Pacific Dynamix and Portfolio Optimization Portfolios. For information on purchase of a variable contract, consult a prospectus for the Separate Account. The following portfolios are available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance #87-51 (“PSVL”) policies: High Yield Bond, Inflation Managed, Managed Bond, Cash Management, Equity Index, Growth LT, Main Street Core and International Value Portfolios. PSVL policies also have available the Small-Cap Growth, Small-Cap Index and Emerging Markets Portfolios. The other PSF Portfolios are not available for these two variable products.

Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders, and at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

EXCHANGES AMONG THE PORTFOLIOS

Variable contract owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and variable contract owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of net premiums and on transfers of accumulated value among options available under the contract. The Fund has a policy with respect to limitations on transfers. Please refer to the Fund’s Prospectus for more information on the policy.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Portfolio.

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It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Portfolio and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Portfolio seeks to acquire the same security at the same time as another Adviser or Manager client, such Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

The Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Portfolios. Accordingly the following description is relevant for all Portfolios, including the Pacific Dynamix Portfolios.

The Adviser or Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Portfolio’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

There is generally no stated commission in the case of fixed-income securities, which are traded in the OTC markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Fund’s Adviser and Board of Trustees.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Portfolio to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Manager places the Portfolio’s portfolio transactions. The Adviser or Manager for a portfolio may also receive research or research credits from brokers which are generated from underwriting

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commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Manager and its affiliates receive such services.

As noted above, the Adviser or Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

During the years ended 12/31/10, 12/31/09 and 12/31/08 the Portfolios, as applicable, incurred brokerage commissions as follows:

	Year Ended		Year Ended		Year Ended
Portfolio	12/31/10[1]		12/31/09[1]		12/31/08[1]

Small-Cap Growth	$1,069,541	[2]	$1,911,293	[2]	$1,843,762	[2]
International Small-Cap	1,923,203		1,953,991		1,735,790
Mid-Cap Value[3]	4,022,619		2,917,630		N/A
Equity Index	85,420		15,864		29,746
Small-Cap Equity[4]	843,734		1,109,507		1,062,612
Small-Cap Index	56,517		27,772		91,890
PD Large-Cap Growth Index[5]	15,603		11,562		N/A
PD Large-Cap Value Index[5]	23,712		16,463		N/A
PD Small-Cap Growth Index[5]	6,731		8,554		N/A
PD Small-Cap Value Index[5]	8,691		11,717		N/A
Large-Cap Value	1,027,200		1,658,792		1,926,206
Technology	255,350		439,835		486,039
PD International Large-Cap[5]	14,561		12,836		N/A
PD Emerging Markets[5]	4,059		13,787		N/A
Comstock[6]	1,045,660	[6]	1,556,310	[6]	2,102,048	[6]
International Value[7]	1,661,827	[7]	1,447,853		1,905,023
Long/Short Large-Cap[3]	3,393,790		3,100,687		1,865,223
Growth LT	1,298,436		1,628,586		1,971,107
Focused 30	179,498		147,582		320,829
Health Sciences	151,227		155,467		273,748
Mid-Cap Equity	2,665,603		3,914,305		8,439,416
International Large-Cap	1,789,679		1,086,074		2,441,527
Mid-Cap Growth	973,244	[8]	806,364	[8]	768,818	[8]
Real Estate	393,415	[9]	573,546	[9]	676,325	[9]
Small-Cap Value	319,532		584,820		632,087
Main Street Core	985,345		1,591,530		1,660,870
Emerging Markets	2,161,740		2,171,459		3,407,817
High Yield Bond	8,372		42,429		5,744
Managed Bond	247,275		118,031		1,296,653
Inflation Managed	571,234		55,941		532,503
PD Aggregate Bond Index[5]	—		—		N/A
PD High Yield Bond Market[5]	—		37.31		N/A
Dividend Growth[10]	311,421		562,587		730,485
Short Duration Bond[10]	83,360		105,541		152,951
Large-Cap Growth[11]	1,700,947	[11]	667,138	[11]	1,887,317
Diversified Bond[12]	—		—		320,616
Inflation Protected[12]	348,810		248,716		N/A

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[1]	Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in portfolio assets.

[2]	of which $118,590, $607,137 and $428,418 was paid in 2010, 2009 and 2008, respectively, to Fred Alger & Co., Inc., an affiliate of Fred Alger Management, Inc. For 2010, 11.1% of the aggregate brokerage commissions were paid to, and 11.8% of the aggregate dollar amount of transactions involving payment of commissions was effected through, Fred Alger & Co., Inc.

[3]	The Mid-Cap Value Portfolio commenced operations on January 2, 2009. The Long/Short Large-Cap Portfolio commenced operations on May 1, 2008 and was co-managed by Analytic Investors LLC and JP Morgan Investment Management, Inc. As of May 1, 2011, JP Morgan became the sole Manager.

[4]	Effective May 1, 2010, the Manager of the Small-Cap Equity Portfolio changed from Vaughan Nelson Investment Management, L.P. to co-managers BlackRock Capital Management, Inc. and Franklin Advisory Services, LLC.

[5]	The PD Underlying Portfolios commenced operations on May 1, 2009. Effective May 1, 2009 the PD High Yield Bond Index Portfolio name was changed to the PD High Yield Bond Market Portfolio.

[6]	of which $20,023, $34,508 and $49,829 was paid in 2010, 2009 and 2008, respectively, to Morgan Stanley & Co., an affiliate of MSIM. For 2010, 5.9% of the aggregate brokerage commissions were paid to, and 7.5% of the aggregate dollar amount of transactions involving payment of commissions was effected through, Morgan Stanley & Co. Effective June 1, 2010, the Manager of the Comstock Portfolio changed from Morgan Stanley Investment Management Inc., doing business as Van Kampen, to Invesco Advisers, Inc.

[7]	of which $1,007 was paid in 2010 to Sanford C. Bernstein, an affiliate for AllianceBernstein L.P. For 2010, 0.06% of the aggregate brokerage commissions were paid to, and 0.01% of the aggregate dollar amount of transactions involving payment of commission was effected through Sanford C. Bernstein. Effective January 3, 2011, the Manager of the International Value Portfolio changed from AllianceBernstein L.P. to JP Morgan Investment Management, Inc.

[8]	of which $7,165 and $35,723 was paid in 2009 and 2008, respectively, to Morgan Stanley & Co., an affiliate of MSIM.

[9]	of which $5,790, $16,621 and $2,552 was paid in 2010, 2009 and 2008, respectively to Morgan Stanley & Co., an affiliate of MSIM. For 2010, 1.5% of the aggregate brokerage commissions were paid to, and 2.2% of the aggregate dollar amount of transactions involving payment of commissions was effected through Morgan Stanley & Co.

[10]	Effective May 1, 2010, the Manager of the Diversified Research Portfolio changed from Capital Guardian Trust Company to T. Rowe Price Associates Inc. and the Portfolio name was changed to Dividend Growth. Effective May 1, 2011, the Manager of the Short Duration Bond Portfolio changed from Goldman Sachs Asset Management, L.P. to T. Rowe Price Associates, Inc.

[11]	of which $29,503 and $40,420 was paid in 2010 and 2009, respectively to UBS, an affiliate of UBS Global Asset Management (Americas) Inc. For 2010, 1.7% of the aggregate brokerage commissions were paid to, and 1.8% of the aggregate dollar amount of transactions involving payment of commissions was effected through UBS. Effective May 1, 2009, the Manager of the Large-Cap Growth Portfolio changed to UBS Global Asset Management (Americas) Inc.

[12]	Effective February 1, 2009 the Manager of the Diversified Bond Portfolio changed from J.P. Morgan Investment Management, Inc. to Western Asset. The Inflation Protected Portfolio commenced operations on May 1, 2011.

During the year ended December 31, 2010, the Small-Cap Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap, Comstock, International Value, Long/Short Large-Cap, Large-Cap Value, Growth LT, Focused 30, International Large-Cap, Main Street Core, Managed Bond, Inflation Managed, PD Aggregate Bond Index, PD High Yield Bond Market, Dividend Growth, Short Duration Bond, Large-Cap Growth, and Diversified Bond Portfolios acquired and sold securities of their regular1 broker-dealers and/or their regular broker-dealers’ parent company.

As of December 31, 2010, each Portfolio listed below held securities of certain of its regular broker-dealers and/or their regular broker-dealers’ parent company:

		Value of
		Securities
Portfolio	Regular Broker-Dealers[1]	(in thousands)

Equity Index	Citigroup Inc.	$31,676
	Goldman Sachs Group Inc.	19,820
	JPMorgan Chase & Co.	38,229
	Morgan Stanley	9,490
Small-Cap Equity	Investment Technology Group Inc.	385
	Knight Capital Group Inc.	711
	Stifel Financial Corp.	94
Small-Cap Index	Knight Capital Group Inc.	553
	Stifel Financial Corp.	907
PD Large-Cap Value Index	Citigroup Inc.	1,140
	Goldman Sachs Group Inc.	987
	Jeffries Group Inc.	35
	JPMorgan Chase & Co.	1,924
	Morgan Stanley	320
PD Small-Cap Growth Index	Stifel Financial Corp.	62
PD Small-Cap Value Index	Stifel Financial Corp.	7
Large-Cap Value	Bank of America	65,194
	JP Morgan Securities	39,114
	Morgan Stanley	101,988

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		Value of
		Securities
Portfolio	Regular Broker-Dealers[1]	(in thousands)

PD International Large-Cap	Credit Suisse	$205
	Macquarie	41
	Nomura	96
	Societe Generale	141
	TD Securities	282
	UBS	234
Comstock	Bank of America Corp	41,864
	Citigroup Inc.	32,116
	Goldman Sachs Group Inc.	22,884
	JPMorgan Chase & Co.	65,357
	Morgan Stanley	23,562
Long/Short Large-Cap	Barclays Capital, Inc.	270
	Citigroup Global Markets, Inc.	81
	Citigroup Inc.	9,641
	Credit Suisse Securities	190
	Deutsche Bank Securities	80
	Goldman Sachs	2,986
	Goldman Sachs & Co.	240
	Merrill Lynch & Co., Inc.	129
	Morgan Stanley & Co., Inc.	104
	Pipeline Trading Systems LLC	219
	UBS Investment Bank	132
	UBS Securities LLC	216
Growth LT	Goldman Sachs	21,139
	JP Morgan	20,703
	Morgan Stanley	8,139
Focused 30	Goldman Sachs	1,002
	JP Morgan	2,199
International Large-Cap	ING Group	41,023
	Nomura Group	15,562
	UBS Securities LLC	34,907
Main Street Core	Goldman Sachs	21,600
Managed Bond	Barclays Capital Inc.	50,447
	Goldman Sachs & Co.	70,969
	J.P. Morgan Securities LLC	98,668
	Merrill Lynch Pierce Fenner & Smith	67,901
	Morgan Stanley & Co. Inc.	7,265
	RBS Securities Inc.	57,586
Inflation Managed	Barclays Capital	59,812
	Merrill Lynch Pierce Fenner & Smith	57,399
	Morgan Stanley & Co. Inc.	35,913
	RBS Securities Inc.	95,207
	UBS Securities LLC	30,275
PD Aggregate Bond Index	Bank of America NA	1,167
	Barclays Capital PLC	161
	Citigroup Global Markets Ltd.	1,193
	CS First Boston	370
	Deutsche Bank Securities Inc.	211
	Goldman Sachs and Co.	838
	J.P. Morgan Chase Bank NA	906
	Morgan Stanley	691
	UBS AG	162
PD High Yield Bond Market	Citigroup Global Markets Inc.	156
Dividend Growth	Goldman Sachs Group Inc.	6,121
	JP Morgan Chase & Co,	17,223
	Morgan Stanley	2,759
Short Duration Bond	Credit Suisse Securities (USA) LLC	608
	Deutsche Bank Securities Inc.	8,328
	Merrill Lynch, Pierce, Fenner & Smith Inc.	275,800
	RBS Securities Inc.	8,241

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		Value of
		Securities
Portfolio	Regular Broker-Dealers[1]	(in thousands)

	UBS Securities LLC	$1,213
Large-Cap Growth	Goldman Sachs	20,246

[1]	“Regular broker-dealers” means the top ten firms which the Manager uses, as determined and provided by the Manager, to execute transactions for the portfolio(s) it manages. For purposes of determining the top ten firms, transactions executed by the Fund’s transitioning agent (in connection with manager transitions, reorganizations, asset allocation rebalancing, etc.), are excluded.

Portfolio Turnover
For reporting purposes, each Portfolio’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions and trading opportunities. Such changes do not necessarily reflect a change in long-term trading strategies of the portfolio managers. Any changes in portfolio turnover rates which are less than 100% change from the prior year’s rates are not considered significant. Changes in managers and investment personnel and reorganizations of Portfolios, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Portfolios. Significant changes in turnover rates may occur in certain Portfolios for reasons other than market conditions and trading opportunities. The Diversified Bond, Managed Bond and Inflation Managed Portfolios generally have very high turnover rates due to the trading strategies of these Portfolios, and changes of approximately 200% in the turnover rates for these Portfolios are generally not considered significant. The portfolio turnover rate for the Managed Bond and Inflation Managed Portfolios decreased from 2008 to 2009 as a result of a decline in derivatives usage due to changes in the portfolios’ investment strategies. The portfolio turnover rate for the Diversified Bond Portfolio increased from 2009 to 2010 as a result of a combination of the transition to the new Manager and their trading strategy. The investment strategy of the Long/Short Large-Cap Portfolio allows for shorting securities which may lead to a higher turnover rate. All Portfolios may engage in active and frequent trading which could result in higher trading costs and reduce performance.

The Pacific Dynamix Portfolios and Portfolio Optimization Portfolios invest in Underlying Portfolios, and changes to the target allocations of the Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios may result in the transfer of assets from one Underlying Portfolio to another. These changes, as well as changes in Managers and investment personnel and reorganizations of the Underlying Portfolios, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Underlying Portfolios. Significant changes in turnover rates may occur in certain Underlying Portfolios for reasons other than market conditions and trading opportunities.

Disclosure of Portfolio Holdings

It is the policy of the Fund and its service providers to protect the confidentiality of portfolio holdings and to limit the selective disclosure of non-public information about the Fund’s portfolio holdings. The Fund and each of its service providers must adhere to the Fund’s policies and procedures on disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies are meant to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Fund’s investment adviser, Distributor, or affiliated persons of the Fund, investment adviser, or Distributor. To do so, the Disclosure Policies provide that no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party (other than those service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Fund, who are all subject to duties of confidentiality, including a duty to not trade on non-public information, imposed by law/or contract) except as provided for in the Disclosure Policies. Unless required by law, for an unaffiliated third party to receive any non-public Fund holdings information, such party would be required to sign a written confidentiality agreement, which includes a duty not to trade on non-public information. As a general rule, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided in the Disclosure Policies. There are no specific individuals or categories of individuals who authorize release of a portfolio’s holdings to service providers. Certain service providers may receive portfolio holdings information without any lag, depending upon the circumstances, to the extent necessary or appropriate to provide services to the Fund, and may include the Fund’s custodian, accountant, transfer agent, independent registered public accounting firm and legal counsel, as well as independent legal counsel to the Independent Trustees.

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The Fund, or its duly authorized service providers, may publicly disclose the holdings of all portfolios periodically on its website or in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Fund, or its duly authorized service providers, may disclose such publicly available portfolio holdings information to analysts, ratings agencies, or other parties the day after it has been posted to the website. Information that is filed with the SEC may be made available immediately after filing.

Presently, the Fund’s unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for Portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain Portfolios, as indicated on the website. The Adviser reserves the right to post holdings for any Portfolio more frequently than monthly, but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law. This information can be found at www.PacificLife.com/PacificSelectFundMonthlyHoldings.htm, within the Annuities and Life Insurance prospectus sections within each individual product prospectus section under “Additional Pacific Select Fund Information.”

Prior to public disclosure of portfolio holdings, the portfolio holdings are provided or otherwise available to service providers of the Fund, which currently are the Fund’s custodian, fund accountants, pricing service, execution analyzing service, investment adviser, and portfolio managers, in connection with the provision of services to the Fund. Each of these service providers (i) has entered into an agreement with the Fund to maintain Fund information as confidential (which would include portfolio holdings information); (ii)  must adhere to the Fund’s Disclosure Policies; and (iii) has legal obligations to maintain Fund information as confidential as well as to not trade on non-public information. The Fund’s holdings may also be disclosed to the Fund’s legal counsel and independent registered public accountants, as well as Independent Trustees’ legal counsel, each of which has a contractual obligation to keep the holdings confidential, as well as to not trade on such non-public information.

If the Fund, or its duly authorized service providers, seeks to disclose portfolio holdings to analysts, rating agencies, or other parties (i.e., service providers of the Fund’s service providers) prior to the time such information is made public, such disclosure would be conditioned on the recipient agreeing in writing to treat such portfolio holdings as confidential.

The Fund currently relies on the contractual obligations of Fund service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. The Fund has initiated a process whereby Fund portfolio managers in possession of non-public portfolio holdings information regarding the Fund are asked to provide written confirmation as to compliance with the Fund’s portfolio holdings confidentiality policy.

No compensation is received by the Fund or Pacific Life in connection with the disclosure of portfolio holdings information.

Notwithstanding anything in the Disclosure Policies to the contrary, the Fund’s Board of Trustees or its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Fund’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure Policies. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

The Fund’s CCO receives reports of violations of the Disclosure Policies by the Fund and Pacific Life. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Fund’s Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE

Each Portfolio of the Fund is divided into shares. Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Each Portfolio’s net asset value (“NAV”) is calculated by taking the total value of its assets, subtracting the liabilities, and then dividing by the number of shares outstanding. As a general principle, in determining a Portfolio’s NAV, the value of securities and other instruments (each an “Investment”) is the amount which the Fund might reasonably expect to receive for the Investment upon its current sale in the ordinary course.

The NAV is determined once each business day, on each day the New York Stock Exchange (“NYSE”) is open for trading, including when foreign markets are closed. For purposes of calculating the NAV, all Investments are generally calculated as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time. Information that becomes known to the Fund or its agents after the time that NAV is calculated on a particular day will not normally be used to retroactively adjust the price of an Investment or the NAV determined earlier that day.

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Portfolio Optimization and Pacific Dynamix Portfolios.  The assets of each Portfolio Optimization and Pacific Dynamix Portfolios consist primarily of P shares of the applicable Underlying Portfolios they hold, which are valued at their respective NAVs at the time of computation.

Feeder Portfolios.  The NAV of the Feeder Portfolios is determined by the Fund based on the NAV of the Master Funds. The NAVs of the Master Funds are determined by the management of the Master Funds. For information regarding the determination of the NAV of each Master Fund, see the Master Funds’ statement of additional information which is delivered together with this SAI.

Money Market Instruments and Short-Term Investments.  The Cash Management Portfolio’s Investments and money market instruments and short-term Investments maturing within 60 days in other portfolios are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuating, Investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation and approximates market value, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the Investment. During such periods the yield to investors may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio Investments.

Domestic Equity Investments.  For domestic equity Investments, the Portfolios normally use the last reported sale price received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. If the last reported sales price is not available, valuation is based on the mean between representative bid and asked quotations obtained from a quotation and valuation reporting system or from established market makers or broker dealers.

Foreign Equity Investments.  Foreign Investments are normally priced using data reflecting the closing of the principal markets or market participants for those Investments, which may be earlier than the NYSE close. The Fund may then adjust for market events, which may occur between the close of certain foreign exchanges and the NYSE. The Fund has retained an independent statistical service approved by the Fund’s Board of Trustees (the “Board”) to assist in determining the value of certain foreign equity Investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations. Quotations of foreign Investments in foreign currencies and those valued using forward currency rates are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Over-the-Counter (OTC) Investments and Certain Equity Investments.  OTC Investments, including options contracts, and listed Investments for which no sales are reported, are generally valued at the mean between the most recent bid and asked prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by the Fund’s Board. When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

Fixed Income Investments, including Domestic and Foreign Investments.  Fixed Income Investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix or other pricing processes approved by the Fund’s Board.

The Board has adopted procedures (“Fund Procedures”) that include methodologies approved for valuing investments in circumstances where market quotes are deemed not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such Investments in accordance with alternative valuation methodologies under the Fund’s Procedures which may include, among others, the use of broker quotes, the use of a purchase price for an IPO, proration rates, and benchmark and matrix pricing. In the event that market quotes or Board approved alternative valuation methodologies are not readily available or reliable, the value of the Investments will be determined in good faith by a Trustee Valuation Committee or determined by a valuation committee approved by the Board or a delegate of the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such Investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the sale of the Investments in the ordinary course, such values may differ from the value that a portfolio would actually realize if the Investments were sold.

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Market quotes are considered not readily available if; (1) the market quotes received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular Investment, or (3) the Board or a valuation committee learns of material events that occurred after the close of the principal market for a particular Investment but prior to the close of the NYSE.

PERFORMANCE INFORMATION

The Fund may, from time to time, include the yield and effective yield of its Cash Management Portfolio, the yield of the remaining Portfolios and the Master Funds, and the total return of all Portfolios and the Master Funds in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund advertised or included in sales literature may be accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

TAXATION

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Portfolio by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Series as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Portfolio.

The Fund currently intends that each Portfolio: (1) will qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code; or (2) will be taxed as a partnership. A Portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. A Portfolio that elects to be taxed as a partnership is not subject to income tax, and any income or gains of the Portfolio would instead be taken into account by its partners, which would be the insurance companies whose separate accounts invest in the Portfolio. It is expected that a variable annuity or variable life insurance contract owner would not be affected by a Portfolio electing to be taxed as a partnership versus a RIC. The Fund believes that election by one or more of the Portfolios to be taxed as a partnership will not alter the organization of the Fund as a Massachusetts business trust. Pacific Life and PL&A may get certain tax benefits from a Portfolio electing to be taxed as a partnership.

To be taxed as a RIC, each Portfolio electing to be a RIC generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in two or more controlled issuers in the same or similar trades or businesses, or in the securities of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio electing to be a RIC intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. In general, RICs are subject to a 4% excise tax on undistributed income. The excise tax doesn’t apply to a RIC for any calendar year if, at all times during the calendar year, each shareholder of the company was an exempt Code Sec. 401(a) employee benefit trust, certain other tax-exempt entities or a segregated asset account of a life insurance company held in connection

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with variable contracts. For purposes of this exception, shares aren’t counted if they are attributable to an investment in the RIC (not exceeding $250,000) made in connection with the organization of the RIC. Generally, the portfolios meet the exception outlined above, and therefore do not pay excise taxes. However, to avoid the tax, a Portfolio subject to the excise tax must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio subject to the excise tax intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Portfolio or Master Fund, as applicable, failed to qualify for treatment as a regulated investment company for any taxable year (assuming that the Portfolio did not elect to be taxed as a partnership, as discussed below), (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Portfolio or Master Fund would fail to satisfy the diversification requirements described below, with the result that the variable contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio or Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

All Portfolios except for the International Value, International Small-Cap, Short Duration Bond, Floating Rate Loan, Diversified Bond, International Large-Cap, Emerging Markets, Cash Management, High Yield Bond, Managed Bond, Inflation Managed and Inflation Protected Portfolios have elected to be taxed as a partnership (instead of a RIC). A Portfolio which has elected to be taxed as a partnership would not be subject to income tax and any income or gains would instead be taken into account by its partners, Pacific Life and PL&A and any other insurance company separate accounts that may invest in the Portfolios. Whether a Portfolio is taxed as a RIC or a partnership, ownership of the shares of a Portfolio by a separate account could have tax consequences or tax benefits to the insurance companies.

Each Portfolio also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Inflation Managed Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government. The Feeder Funds intend to comply with these requirements through their investment in the Master Funds.

If a Portfolio taxed as a RIC or a Master Fund invests in shares of an entity classified as a passive foreign investment company, such Portfolio or Master Fund may be subject to U.S. federal income tax on a portion of an “excess distribution” from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. Such Portfolio or Master Fund may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock. If a Portfolio taxed as a partnership invests in shares of a passive foreign investment company, the above rules would not apply to the Portfolio but there may be tax consequences to the insurance company partners.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

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For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the Manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a Manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract owners currently on income and gains from a Portfolio such that contract owners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts.

For information concerning the federal income tax consequences to the holder of a variable contract, such holders should consult the prospectus for the particular contract.

Distributions

Distributions by a Portfolio taxed as a regulated investment company of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains by such a Portfolio (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as capital gain regardless of the length of time a Separate Account has held Portfolio shares.

Portfolios taxed as partnerships are not required to distribute taxable income. A separate account (the “Partner”) is required to report its respective share of ordinary income, dividends, interest, and short or long term capital gains.

Hedging Transactions

The diversification requirements applicable to a Portfolio’s assets may limit the extent to which a Portfolio taxed as a regulated investment company will be able to engage in transactions in options, futures contracts, or forward contracts.

OTHER INFORMATION

Concentration Policy

Under each Portfolio’s investment restrictions, except the Technology, Floating Rate Loan, Health Sciences, and Real Estate Portfolios, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government issued”) are considered government securities. The Portfolios take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group

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of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Managers, utilizes its own industry classifications.

Capitalization

The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

Under the Fund’s organizational documents, the Trustees and the officers of the Fund shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to the Fund. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. In addition, the Fund has entered into an agreement with each trustee which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any independent trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund to the fullest extent authorized by its organizational documents, state law, the 1940 Act and the Securities Act of 1933.

Control Persons and Principal Holders of Securities

With respect to all Portfolios, except the eight PD Underlying Portfolios.  Because the Fund is only available as an underlying investment fund for variable life insurance and variable annuity products offered by Pacific Life and PL&A, Pacific Life and PL&A could be deemed to control the voting securities of the Fund (i.e., by owning more than 25%). However, Pacific Life and PL&A would exercise voting rights attributable to any shares of the portfolios owned by it (directly or indirectly) in accordance with voting instructions received by owners of the variable life policies and variable annuity contracts issued by Pacific Life and/or PL&A.

With respect to the eight PD Underlying Portfolios.  The eight PD Underlying Portfolios are only available for investment by the three Pacific Dynamix Portfolios (and PLFA and certain of its affiliates) and because of this, any Pacific Dynamix Portfolio owning more than 25% of a PD Underlying Portfolio could be deemed to control the voting securities of the particular PD Underlying Portfolio. However, each of the Pacific Dynamix Portfolios would exercise voting rights attributable to any shares of a PD Underlying Portfolio owned by it in accordance with the proxy voting policies established by the Fund. See the “How Shares Will be Voted by the Pacific Dynamix Portfolios” sub-section of the “Proxy Voting Policies and Procedures” section of this SAI for more information. In addition, any initial capital for the PD Underlying Portfolios was provided by Pacific Life. As such, Pacific Life is deemed to control certain PD Underlying Portfolios in which it owns more than 25% of the voting securities. Pacific Life is a Nebraska domiciled life insurance company and a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. In the event a vote is required, Pacific Life could control the vote depending on its ownership interest at that time.

The list below reflects the shareholders of record as of April 12, 2011 that held 5% or more (principal holders) and those that held more than 25% (control owners) of each Portfolio’s outstanding shares of beneficial interest. Each shareholder’s address is c/o 700 Newport Center Drive, Newport Beach, CA 92660.

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PD Aggregate Bond Index Portfolio

43.32% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio

40.92% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio

15.76% of shares was held by the Pacific Dynamix — Growth Portfolio

PD High Yield Bond Market Portfolio

12.45% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio

14.69% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio

72.86% of shares was held by Pacific Life Insurance Company

PD Large-Cap Growth Index Portfolio

19.49% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio

43.30% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio

37.21% of shares was held by the Pacific Dynamix — Growth Portfolio

PD Large-Cap Value Index Portfolio

21.08% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio

42.94% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio

35.98% of shares was held by the Pacific Dynamix — Growth Portfolio

PD Small-Cap Growth Index Portfolio

11.95% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio

23.37% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio

34.96% of shares was held by the Pacific Dynamix — Growth Portfolio

29.72% of shares was held by Pacific Life Insurance Company

PD Small-Cap Value Index Portfolio

15.21% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio

27.81% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio

34.15% of shares was held by the Pacific Dynamix — Growth Portfolio

22.83% of shares was held by Pacific Life Insurance Company

PD International Large-Cap Portfolio

20.51% of shares was held by the Pacific Dynamix — Conservative Growth Portfolio

39.27% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio

36.99% of shares was held by the Pacific Dynamix — Growth Portfolio

3.23% of shares was held by Pacific Life Insurance Company

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PD Emerging Markets Portfolio

20.31% of shares was held by the Pacific Dynamix — Moderate Growth Portfolio

20.79% of shares was held by the Pacific Dynamix — Growth Portfolio

58.90% of shares was held by Pacific Life Insurance Company

Voting Rights

Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund.

In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund (excluding the eight PD Underlying Portfolios) will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in accordance with voting instructions received, and will vote shares or other voting interests not received in proportion to the voting instructions received by all Separate Accounts. The Fund’s shares do not have cumulative voting rights. As a result of proportional voting, the vote of a small number of contract holders could determine the outcome of a shareholder vote. For additional information regarding the eight PD Underlying Portfolios, see the “Proxy Voting Policies and Procedures” section in this SAI.

Custodian and Transfer Agency and Dividend Disbursing Services

State Street Bank and Trust Company (“State Street Boston”), a Massachusetts banking corporation with a principal place of business at One Lincoln Street, Boston, Massachusetts 02111-2900, serves as Custodian of the Fund. Under the agreement with the Fund, State Street Boston is permitted to hold assets of the Fund in an account that it maintains. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

State Street Boston will place and maintain the foreign assets of the Fund in the care of eligible foreign custodians determined by State Street Boston and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories.

Pacific Life provides dividend disbursing and certain transfer agency services to the Fund. State Street provides transfer agency services for Class P shares of the Underlying Portfolios.

Financial Statements

The financial statements and financial highlights of each of the Portfolios of the Fund as of December 31, 2010, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Reports of the Fund dated as of December 31, 2010. The financial statements and financial highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, CA 92626. For information regarding the Master Funds’ independent registered public accounting firm, please consult the Master Funds’ SAI.

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Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Code of Ethics

The Fund and each of its Managers have adopted codes of ethics which have been approved by the Fund’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Investment Adviser or Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by Portfolios of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Fund’s Code of Ethics requires reporting to the Board of Trustees on compliance violations.

The Master Funds’ Investment Adviser has also adopted a Code of Ethics.

Proxy Voting Policies and Procedures

The Board has delegated proxy voting responsibilities with respect to each Portfolio to the investment manager of the Portfolio, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Portfolio’s best interests as determined by the investment manager and applicable regulations. Each Manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio and the interests of the investment manager and its affiliates.

The Policies set forth each Manager’s general position on various proposals. However, a Manager may, consistent with the Portfolio’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Manager or its affiliates serve as investment manager. Because each Manager will vote proxies consistent with its own Policies, it is possible that different Portfolios will vote differently on the same proposals or categories of proposals.

Set forth in the Appendices are the Policies for each Manager as prepared and provided by each Manager. The Fund files, by August 31 of each year, information regarding how each Portfolio has voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Fund’s website at www.pacificlife.com; and (ii) on the SEC’s website at http://www.sec.gov.

When a Fund’s securities are held in a sub-account within a State Street umbrella account at State Street’s subcustodian banks the Managers may not be able to exercise their proxy voting rights with respect to such securities. In addition, the portfolio manager may choose not to vote in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as in the case, for example, in certain foreign jurisdictions known as “share blocking markets”).

How shares will be voted by the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios.  The Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios, in their capacity as a shareholder of the Underlying Portfolios, may be requested to vote on matters pertaining to the Underlying Portfolios. If an Underlying Portfolio calls a shareholder meeting and solicits proxies, the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios will vote their shares in accordance with the following: (1) If there are shareholders of an Underlying Portfolio other than one or more of the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios, the Fund may vote any proxies of an Underlying Portfolio in the same proportion as the vote of all shareholders of the Underlying Portfolio other than the Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, as applicable; (2) If the only shareholders of an Underlying Portfolio are one or more of the Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, as applicable, the Fund may seek voting instructions from the shareholders of a Pacific Dynamix Portfolio and/or the Portfolio Optimization Portfolios, as applicable, in which case the Fund will vote proxies in the same proportion as the instructions timely received from shareholders of the Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, as applicable; (3) In the event a Pacific Dynamix Portfolio and/or the Portfolio Optimization Portfolios, and an Underlying Portfolio solicit a proxy for an identical proposal and the only shareholders of an Underlying Portfolio are one or more Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, the Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, may vote its proxies of the Underlying Portfolios in the same proportions as the votes cast on the proposal by the shareholders of the

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Pacific Dynamix Portfolios and/or the Portfolio Optimization Portfolios, as applicable; or (4) In a manner as determined by the Board of Trustees of the Fund.

How shares will be voted by the Feeder Portfolios.  The Feeder Portfolios, in their capacity as a shareholder of the Master Funds, may be requested to vote on matters pertaining to the Master Funds. If a Master Fund calls a shareholder meeting and solicits proxies, the Feeder Portfolios will vote their shares in accordance with the following: (1) The Fund shall seek voting instructions from the shareholders of a Feeder Portfolio, in which case the Fund will vote proxies in the same proportion as the instructions timely received from shareholders of the Feeder Portfolio; (2) In a manner as determined by the Board of Trustees of the Fund.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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APPENDIX A

Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (“Rating Agencies”) are Standard & Poor’s Rating Services (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). Information regarding ratings from each of these Rating Agencies is listed below.

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

Investment Grade

Standard & Poor’s

(The ratings from AA to BBB may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Fitch

(The ratings from AA to BBB may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Non-Investment Grade

Standard & Poor’s

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

(The ratings from BB to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB	An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

Moody’s

(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Fitch

(The ratings from BB to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions.

CC	For issuers and performing obligations, default of some kind appears probable.

C	For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations, with potential for below-average to poor recoveries.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

Standard & Poor’s

A-1	A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Fitch

F-1	Highest credit quality. Indicated the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

APPENDIX B

Alger

I.  Overview

Fred Alger Management, Inc. (“Alger”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients’ accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients’ best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients’ accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II.  Proxy Voting Process

The Executive Vice President of Alger’s Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients’ accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Risk Metrics (formerly Institutional Shareholder Services) a leading proxy voting service provider, to vote the proxies in such accounts. Risk Metrics a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients’ specific voting guidelines based on Risk Metrics’ recommendations or delegates the voting authority to Risk Metrics, based on the clients’ instructions.

Alger maintains records of its proxy voting policies and procedures. Alger or Risk Metrics, on Alger’s behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or Risk Metrics. In the event that Risk Metrics maintains such records, Risk Metrics will provide such records to Alger promptly, upon Alger’s request.

III.  Conflicts of Interest

Risk Metrics issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. Risk Metrics will rescue itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with predetermined proxy voting guidelines with due consideration for the clients’ best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists or the analyst desires to override a Risk Metrics recommendation, the voting determination is made by Alger’s Chief Investment Officer. Prior to casting the vote, the Chief Investment Officer’s vote is reviewed by Alger’s Senior Vice President of Compliance and Alger’s Executive Vice President/Chief Administrative Officer. Their review looks to determine if the Chief Investment Officer has personal investments or other beneficial interests in the company whose proxies are at issue, has family or personal relationships with officers or directors of the company or has any other pecuniary interests in the company. If it is determined that no conflicts exists, the Chief Administrative

Officer notifies Risk Metrics of Alger’s vote. If a conflict does exist, the Chief Administrative Officer and Senior Vice President of Compliance will confer with Alger’s General Counsel who will determine how the vote will be cast. All determinations will be documented and reviewed as necessary by the Compliance Committee.

The adherence to pre-determined proxy voting guidelines by Alger and Risk Metrics and the establishment of the Proxy Voting process described immediately above help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger’s clients.

IV.  Client Disclosure

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger’s website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Executive Vice President of Alger’s Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V.  Proxy Voting Guidelines

The following are the pre-determined proxy voting guidelines used by Alger and Risk Metrics in making proxy-voting decisions for client accounts.

  1.  Operational Issues

  Adjourn Meeting:

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

  Amend Quorum Requirements:

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

  Amend Minor Bylaws:

Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

  Change Company Name:

Vote FOR proposals to change the corporate name.

  Change Date, Time or Location of Annual Meeting:

Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

  Ratifying Auditors:

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company and is, therefore, not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

  Transact Other Business:

Vote AGAINST proposals to approve other business when it appears as a voting item.

  2.  Board of Directors Issues:

  Voting on Director Nominees in Uncontested Elections:

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors’ investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees

•	Are audit committee members and the non-audit fees paid to the auditor are excessive

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

  Age Limits:

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

  Board Size:

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

  Classification/Declassification of the Board:

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

  Cumulative Voting:

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

  Director and Officer Indemnification and Liability Protection:

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered

  Establish/Amend Nominee Qualifications:

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

  Filling Vacancies/Removal of Directors:

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

  Independent Chairman (Separate Chairman/CEO):

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

•	Majority of independent directors on board

•	All-independent key committees

•	Committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of outside directors

•	Established governance guidelines

•	Company performance

  Majority of Independent Directors/Establishment of Committees:

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Risk Metrics’ definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

  Stock Ownership Requirements:

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Risk Metrics favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

  Term Limits:

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

  3.  Proxy Contest Issues

  Voting for Director Nominees in Contested Elections:

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

  Reimbursing Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where Risk Metrics recommends in favor of the dissidents, Risk Metrics also recommends voting for reimbursing proxy solicitation expenses.

  Confidential Voting:

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

  4.  Anti-Takeover Defenses and Voting Related Issues

  Advance Notice Requirements for Shareholder Proposals/Nominations:

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

  Amend Bylaws Without Shareholder Consent:

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

  Poison Pills:

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

  Shareholder Ability to Act by Written Consent:

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

  Shareholder Ability to Call Special Meetings:

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  Supermajority Vote Requirements:

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

  5.  Mergers and Corporate Restructuring Issues

  Appraisal Rights:

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

  Asset Purchases:

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Noncompletion risk

  Asset Sales:

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

  Bundled Proposals:

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

  Conversion of Securities:

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse

  Leveraged Buyouts/Wrap Plans:

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

 Formation of Holding Company:

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the Risk Metrics Capital Structure model

•	Adverse changes in shareholder rights

 Going Private Transactions (LBOs and Minority Squeezeouts):

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

 Joint Ventures:

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

 Liquidations:

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition:

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company; anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

 Private Placements/Warrants/Convertible Debentures:

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

 Spin-Offs:

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spin-off

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

 Value Maximization Proposals:

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.

  6.  State of Incorporation Issues

  Control Share Acquisition Provisions:

Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

  Control Share Cashout Provisions:

Vote FOR proposals to opt out of control share cashout statutes.

  Disgorgement Provisions:

Vote FOR proposals to opt out of state disgorgement provisions.

  Fair Price Provisions:

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

  Freezeout Provisions:

Vote FOR proposals to opt out of state freezeout provisions.

  Greenmail:

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

  Reincorporation Proposals:

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

  Stakeholder Provisions:

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

  State Anti-Takeover Statutes:

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

  7.  Capital Structure Issues

  Adjustments to Par Value of Common Stock:

Vote FOR management proposals to reduce the par value of common stock.

  Common Stock Authorization:

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by Risk Metrics.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

  Dual-Class Stock:

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

  Issue Stock for Use with Rights Plan:

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

  Preemptive Rights:

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

  Preferred Stock:

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

  Recapitalization:

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

  Reverse Stock Splits:

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by Risk Metrics.

  Share Repurchase Programs:

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

  Stock Distributions: Splits and Dividends:

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by Risk Metrics.

  Tracking Stock:

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

  8.  Executive and Director Compensation Issues

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Risk Metrics’ methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, Risk Metrics will value every award type. Risk Metrics will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once Risk Metrics determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Risk Metrics’ model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•	Cash compensation, and

•	Categorization of the company as emerging, growth or mature

These adjustments are pegged to market capitalization. Risk Metrics will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

  Director Compensation:

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by Risk Metrics.

  Stock Plans in Lieu of Cash:

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by Risk Metrics.

  Director Retirement Plans:

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

  Management Proposals Seeking Approval to Reprice Options:

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

  Employee Stock Purchase Plans:

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals:
(OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants anyone participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by Risk Metrics.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

  Employee Stock Ownership Plans (ESOPs):

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

  401(k) Employee Benefit Plans:

Vote FOR proposals to implement a 401(k) savings plan for employees.

  Shareholder Proposals Regarding Executive and Director Pay:

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

  Option Expensing:

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

  Performance-Based Stock Options:

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based

•	Whether the proposal extends beyond executive awards to those of lower ranking employees

•	Whether the company’s stock-based compensation plans meet Risk Metrics’ SVT criteria and do not violate Risk Metrics’ repricing guidelines

  Golden and Tin Parachutes:

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base salary plus guaranteed benefits

  9.  Social and Environmental Issues

Consumer Issues and Public Safety

 Animal Rights:

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)

•	The availability and feasibility of alternatives to animal testing to ensure product Safety, and

•	The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance

•	The company’s standards are comparable to or better than those of peer firms, and

•	There are no serious controversies surrounding the company’s treatment of animals

 Drug Pricing:

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•	Whether the company already limits price increases of its products

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•	The extent that peer companies implement price restraints

 Genetically Modified Foods:

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out

•	The nature of the company’s business and the proportion of it affected by the proposal

•	The proportion of company sales in markets requiring labeling or GMO-free products

•	The extent that peer companies label or have eliminated GMOs

•	Competitive benefits, such as expected increases in consumer demand for the company’s products

•	The risks of misleading consumers without federally mandated, standardized labeling

•	Alternatives to labeling employed by the company

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products.

Such resolutions presuppose that there are proven health risks to GMOs — an issue better left to federal regulators — which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The extent that peer companies have eliminated GMOs

•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

 Handguns:

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

 Predatory Lending:

Vote CASE-BY-CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its subprime business

•	Whether the company has been subject to violations of lending laws or serious lending controversies

•	Peer companies’ policies to prevent abusive lending practices

 Tobacco:

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•	The risk of any health-related liabilities

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco related liabilities

Spin-off tobacco-related businesses:

•	The percentage of the company’s business affected

•	The feasibility of a spin-off

•	Potential future liabilities related to the company’s tobacco business

 Stronger Product Warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

 Investment in Tobacco Stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Environment and Energy

 Arctic National Wildlife Refuge:

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and

•	The current status of legislation regarding drilling in ANWR

 CERES Principles:

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills

Environmentally conscious practices of peer companies, including endorsement of CERES:

•	Costs of membership and implementation

 Environmental Reports:

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

 Global Warming:

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or

•	The company has a poor environmental track record, such as violations of federal and state regulations

 Recycling:

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal

•	The costs and methods of implementation

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations

 Renewable Energy:

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are switching from fossil fuels to cleaner sources

•	The timetable and specific action prescribed by the proposal

•	The costs of implementation

•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

General Corporate Issues

 Link Executive Compensation to Social Performance:

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay

•	The degree that social performance is already included in the company’s pay structure and disclosed

•	The degree that social performance is used by peer companies in setting pay

•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee

•	Current company pay levels

 Charitable/Political Contributions:

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights

 China Principles:

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

 Country-Specific Human Rights Reports:

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country

•	The company’s workplace code of conduct

•	Proprietary and confidential information involved

•	Company compliance with U. S. regulations on investing in the country

•	Level of peer company involvement in the country

 International Codes of Conduct/Vendor Standards:

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and if so, how

•	Company participation in fair labor organizations

•	Type of business

•	Proportion of business conducted overseas

•	Countries of operation with known human rights abuses

•	Whether the company has been recently involved in significant labor and human rights controversies or violations

•	Peer company standards and practices

•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or

•	The company already publicly discloses information on its vendor standards compliance

 MacBride Principles:

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989

•	Company antidiscrimination policies that already exceed the legal requirements

•	The cost and feasibility of adopting all nine principles

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•	The potential for charges of reverse discrimination

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•	The level of the company’s investment in Northern Ireland

•	The number of company employees in Northern Ireland

•	The degree that industry peers have adopted the MacBride Principles

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

Military Business

 Foreign Military Sales/Offsets:

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

 Landmines and Cluster Bombs:

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components

•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs

•	Whether the company currently or in the past has manufactured cluster bombs or their components

•	The percentage of revenue derived from cluster bomb manufacture

•	Whether the company’s peers have renounced future production

 Nuclear Weapons:

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company’s business.

 Spaced-Based Weaponization:

Generally vote FOR reports on a company’s involvement in spaced-based weaponization, unless:

•	The information is already publicly available, or

•	The disclosures sought could compromise proprietary information

Workplace Diversity

 Board Diversity:

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business, or

•	The board already reports on its nominating procedures and diversity initiatives

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity

•	Comparison with peer companies

•	Established process for improving board diversity

•	Existence of independent nominating committee

•	Use of outside search firm

•	History of EEO violations

 Equal Employment Opportunity (EEO):

Generally vote FOR reports outlining the company’s affirmative action initiatives, unless all of the following apply:

•	The company has well-documented equal opportunity programs

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has no recent EEO-related violations or litigation

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

 Glass Ceiling:

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive

•	The company has well-documented programs addressing diversity initiatives and leadership development

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has had no recent, significant EEO-related violations or litigation

 Sexual Orientation:

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws

•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

•	The industry norm for including sexual orientation in EEO statements

•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

  10.  Mutual Fund Proxy Issues

  Election of Directors:

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•	Board structure

•	Director independence and qualifications

•	Attendance at board and committee meetings

Votes should be withheld from directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Are interested directors and sit on the audit or nominating committee, or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

  Convert Closed-end Fund to Open-end Fund:

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity

•	Votes on related proposals

  Proxy Contests:

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the issues

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of directors

•	Experience and skills of director candidates

•	Governance profile of the company

•	Evidence of management entrenchment

  Investment Advisery Agreements:

Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance compared to peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

  Approve New Classes or Series of Shares:

Vote FOR the establishment of new classes or series of shares.

  Preferred Stock Proposals:

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

  1940 Act Policies:

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

  Change Fundamental Restriction to Nonfundamental Restriction:

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund’s target investments

•	The reasons given by the fund for the change

•	The projected impact of the change on the portfolio

  Change Fundamental Investment Objective to Nonfundamental:

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental

  Name Change Proposals:

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

  Change in Fund’s Subclassification:

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets, Termination/Liquidation:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Strategies employed to salvage the company

•	The fund’s past performance

•	Terms of the liquidation

  Changes to the Charter Document:

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation

•	Regulatory standards and implications

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•	Removal of shareholder approval requirement for amendments to the new declaration of trust

•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

•	Removal of shareholder approval requirement to change the domicile of the fund

  Change the Fund’s Domicile:

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	Increased flexibility available

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

  Distribution Agreements:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

  Master-Feeder Structure:

Vote FOR the establishment of a master-feeder structure.

  Mergers:

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

VI.  How to Obtain Further Information

For mutual fund shareholders, visit the Alger website at www.alger.com/IndividualInvestors. Go to the Resources section to the right and click on Proxy Voting Policies and Voting Record 2009.

For separate accounts, contact your Client Service Manager or Alger’s Chief Administrative Officer (212) 806-8800.

Dated 2/21/08

APPENDIX C

Batterymarch

Introduction

Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. As a general principle, Batterymarch believes that proxies should be voted solely in the best interests of its clients. Batterymarch’s primary focus and responsibility is to preserve and enhance its clients’ investment returns. Accordingly, Batterymarch generally votes in favor of any proposal that maximizes shareholder wealth or expands shareholder rights and votes against any proposal that might decrease shareholder wealth or rights. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe that, in the long term, this will result in increased value for shareholders.

As required by Rule 206(4)-6 under the Investment Advisers Act of 1940, Batterymarch has adopted and implemented the following written proxy voting policy and guidelines, which we believe are reasonably designed to ensure that Batterymarch’s proxy votes are cast in a consistent manner that place our clients’ interests first.

Voting and Monitoring Responsibility

Batterymarch has retained Institutional Shareholder Services, Inc. (“ISS”) to provide Batterymarch with day-to-day proxy voting services, including obtaining proxy ballots and providing vote recommendations, in-depth research, voting, recordkeeping and reporting. ISS, an independent, recognized authority on proxy voting and corporate governance, is a subsidiary of MSCI Inc. Batterymarch’s compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch’s proxy voting obligations are being properly met. ISS provides Batterymarch with periodic, customized reports and makes various other types of information available via its web-based proxy voting platform in order that Batterymarch may monitor the votes cast by ISS on behalf of Batterymarch’s clients.

Voting Authority

Batterymarch assumes proxy voting authority for all client accounts unless a client’s Investment Management Agreement explicitly states otherwise.

How Proxies are Voted

For those client accounts for which Batterymarch is responsible for voting proxies, Batterymarch’s policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS’s standard proxy voting guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Taft-Hartley Advisory Services, an independent research team of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO Proxy Voting Guidelines. In instances where ISS has not made any vote recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS’s proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS’s recommendations or, in cases where ISS has not provided Batterymarch with any vote recommendations with respect to a proxy, to vote in contradiction with ISS’s proxy voting guidelines. In such cases, provided that Batterymarch’s compliance personnel do not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS’s proxy voting guidelines, Batterymarch may override the voting recommendation of ISS. Any votes cast against ISS’s vote recommendations or in contradiction with ISS’s proxy voting guidelines require pre-approval from Batterymarch’s Chief Compliance Officer.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch’s policy regarding when it may not vote proxies is described below.

Proxy Voting Guidelines

ISS’s proxy voting guidelines, which Batterymarch has adopted as its own, are considered an integral part of this policy.

Conflicts of Interest

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders’ meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch’s employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch’s clients. Batterymarch attempts to mitigate material conflicts of interest by using pre-determined proxy voting guidelines and by obtaining vote recommendations from ISS.

If one or more members of Batterymarch’s investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS’s vote recommendations or, in cases where ISS has not provided Batterymarch with any vote recommendations with respect to a proxy, to vote in contradiction with ISS’s proxy voting guidelines, Batterymarch’s compliance personnel will be responsible for identifying whether such voting results in a material conflict of interest. Votes relating to proxy proposals that are considered “routine,” such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Examples of non-routine proxy proposals typically include any contested matter, such as a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders or a compensation matter affecting company management (e.g., stock option plans and retirement plans).

If Batterymarch’s compliance personnel determine that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS; (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself; or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proxy proposal, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

When Batterymarch May Not Vote

Batterymarch generally does not vote proxies when it presumes that the cost of voting outweighs its benefit. Voting in foreign markets typically results in greater costs than voting in the United States. Among the various costs that may be associated with voting foreign shares includes share blocking in certain markets, fees for translating meeting materials written in foreign languages, increased custodian bank fees and charges for obtaining power of attorney documents. We generally believe the most significant potential cost is the loss of liquidity resulting from the inability to sell securities when share blocking restrictions apply.

Share blocking restrictions are designed to establish eligibility for voting and require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it may settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures. In some markets, a request can be made to unblock the shares before the meeting date, although there is no guarantee that this request will be successful.

Because of these inherent risks, we have decided not to vote when share blocking applies except in rare circumstances when Batterymarch’s investment teams believe that a particular proposal or series of proposals is likely to represent a substantial change to shareholder value and/or rights.

Certain of Batterymarch’s clients may participate in client-directed security lending programs. Under most lending arrangements, lenders must generally terminate the loan and recall the loaned securities in order to vote those securities, as the voting right would otherwise belong to the borrower. In record date markets, such as the United States, the recall process must begin before the record date. In many foreign markets, the process of recalling shares in time to vote them is particularly difficult due to the proximity of the record date to the meeting date, the timing of the receipt of information and administrative considerations. Often Batterymarch does not receive information about an upcoming vote until after the record date which is when issuers typically mail their proxy statements. As a result, Batterymarch may learn of votes too late to arrange for a recall of shares lent through a client’s custodian or other intermediary and to vote the proxies. As a result of these challenges, securities that are on loan will generally not be voted.

Recordkeeping and Reporting

ISS maintains complete records of all votes cast on behalf of each of Batterymarch’s client accounts. These records include the number of shares held, meeting date, meeting type, management vote recommendation, vote(s) cast and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

Requests to Obtain Proxy Voting Information

Batterymarch provides proxy voting summary reports to clients or their representatives for whom Batterymarch exercises proxy voting responsibility on an annual basis or more frequently, if requested by clients. Batterymarch also provides copies of its proxy voting guidelines to clients upon request.

Batterymarch generally does not disclose information about its proxy voting policy and guidelines, portfolio holdings or specific details about its voting record to any party other than a client or their representative (unless as required by applicable law).

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch’s compliance personnel.

Client requests for obtaining information about Batterymarch’s proxy voting guidelines or proxy voting record for securities held in client account portfolios may be obtained by contacting Batterymarch’s Proxy Voting Manager at (617) 266-8300, or write to:

Batterymarch Financial Management, Inc.
Attention: Proxy Voting Manager
John Hancock Tower
200 Clarendon Street, 49th Floor
Boston, Massachusetts 02116 USA

(Revised August 16, 2010)

RiskMetrics Group (“RMG”)
2010 International Voting-Policy Manual
RMG Governance Services
Revised December 31, 2009

Financial Results/Director and Auditor Reports

RMG General Recommendation & Policy

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company’s annual performance. The director report usually includes a review of the company’s performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company’s finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor’s opinion, the company’s financial statements are made in accordance with generally accepted accounting principles.

When evaluating a company’s financial statements, RMG looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company’s performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, RMG recommends approval of this item.

Appointment of Auditors and Auditor Compensation

RMG General Recommendation & Policy

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Discussion

Most major companies around the world use one of the major international auditing firms to conduct their audits. As such, concerns about the quality and objectivity of the audit are minimal, and the reappointment of the auditor is usually a routine matter. Audit fees tend to be highly competitive and vary little between companies. However, if a company proposes a new auditor or an auditor resigns and does not seek reelection, companies should offer an explanation to shareholders. If shareholders request an explanation for a change in auditor and the company or retiring auditor fails to provide one, RMG recommends a vote against the election of a new auditor. If an explanation is otherwise unavailable, RMG recommends that shareholders abstain on this item.

Many countries also require the appointment of censors, or special auditors who ensure that the board and management are in compliance with the company’s articles. The censors’ role is purely advisory in nature. Proposals to appoint censors are routine, as the censors usually act as a secondary auditor for special audit requirements.

The practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor’s ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, RMG recommends opposing the auditor’s reappointment.

Appointment of Internal Statutory Auditors

RMG General Recommendation & Policy

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Discussion

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. RMG recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor’s qualifications.

Allocation of Income

RMG General Recommendation & Policy

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Discussion

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, RMG focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts, exceptional events that may have artificially modified earnings for the year, the condition of a company’s balance sheet, comparisons with similar companies both domestically and internationally, and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, RMG supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, RMG recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

Stock (Scrip) Dividend Alternative

RMG General Recommendation & Policy

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Discussion

Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. RMG opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company’s health and to long-term shareholder value.

Amendments to Articles of Association

RMG General Recommendation & Policy

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Discussion

Requests to amend a company’s articles of association are usually motivated by changes in the company’s legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, RMG carefully scrutinizes any changes to a company’s articles.

From a company’s perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, RMG classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, RMG is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which RMG bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, RMG supports even a bundled resolution that includes negative changes.

Change in Company Fiscal Term

RMG General Recommendation & Policy

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Discussion

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. RMG opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. RMG opposes the change in year end in these cases.

Lower Disclosure Threshold for Stock Ownership

RMG General Recommendation & Policy

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Discussion

RMG’s recommended level for ownership disclosure is 5 percent. A level below that does not add substantially to shareholders’ interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than 5 percent are significant, however, and this is the standard that the U.S. SEC uses.

In certain cases, shareholders may want to know of smaller positions — at a troubled company likely to be put in play, for example. RMG examines these companies to determine if these lower thresholds would benefit shareholders.

Amend Quorum Requirements

RMG General Recommendation & Policy

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Discussion

Quorum requirements differ widely by market.  In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company’s reasons for the change, and the company’s ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders are represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

Transact Other Business

RMG General Recommendation & Policy

Vote AGAINST other business when it appears as a voting item.

Discussion

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, RMG cannot recommend that shareholders approve this request when asked for a vote. While RMG recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

Director Elections

RMG General Recommendation & Policy

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Please see the International Classification of Directors here.

Discussion

RMG considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies’ operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely.  In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

RMG will recommend against the routine election of directors taking into consideration the absence of adequate or timely disclosure, questionable finances or restatements, questionable transactions with conflicts of interest, any record of abuses against minority shareholder interests, bundling of director elections, and/or any other egregious corporate governance practices.

Boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company’s articles may give executive directors protected board seats under which they are not subject to shareholder election. RMG opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, RMG examines board composition, company performance, and any negative views or information on either the company or individual directors. RMG determines the number of executive directors, independent non-executive directors, and non-independent non-executive directors on the board, the existence and composition of board committees, and the independence of the chairman. A non-independent non-executive director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company’s general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

RMG also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, RMG makes further inquiries to the company regarding the absences. RMG recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While RMG understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. RMG supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

Voting on Director Nominees in Contested Elections

For shareholder nominees, RMG places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

•	Company performance relative to its peers

•	Strategy of the incumbents versus the dissidents

•	Independence of directors/nominees

•	Experience and skills of board candidates

•	Governance profile of the company

•	Evidence of management entrenchment

•	Responsiveness to shareholders

•	Whether a takeover offer has been rebuffed

When analyzing proxy contests/ shareholder nominees, RMG focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

International Classification of Directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test3);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of current employee of the company or its affiliates;

•	Relative[1] of former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service will NOT be a determining factor unless it is recommended best practice in a market:

•	9 years (from the date of election) in the United Kingdom and Ireland;

•	12 years in European markets;

•	7 years in Russia.

Independent NED

•	No material[4] connection, either direct or indirect, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]	“Relative” follows the SEC’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)

[4]	For purposes of RMG’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Director Compensation

RMG General Recommendation & Policy

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discussion

Proposals seeking shareholder approval for non-executive directors’ fees are not controversial in most countries. RMG generally supports resolutions regarding directors’ fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, RMG focuses on the fees paid to each non-executive or, if such detailed information is not available, on the aggregate amount payable to all of the non-executives. Where available, RMG will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their non-executives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a “dollar-for-dollar” basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors’ share ownership is likely to align the interests of the directors with those of shareholders.

However, RMG will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their non-executive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.

As is already common in the United States, companies in some global markets have begun to provide their non-executives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of non-executive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants — by virtue of their being proposed by a company in a market where option grants to non-employee directors are common — must also be evaluated in accordance with the guidelines for stock options.

Some countries require shareholder approval for the remuneration of executive as well as non-executive directors. Companies in such markets occasionally bundle non-executive and executive remuneration proposals into a single resolution. While RMG generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, RMG will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company’s financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company’s profits.

Retirement benefits for non-executive directors are inappropriate, as they increase the directors’ financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional non-executive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

Discharge of Board and Management

RMG General Recommendation & Policy

RMG will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Discussion

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders’ interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

Director, Officer, and Auditor Indemnification and Liability Provisions

RMG General Recommendation & Policy

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Discussion

The scope of directors’ and officers’ indemnification and liability provisions varies by market. Within reason, RMG seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, RMG believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. RMG recognizes that limiting a company’s ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, RMG also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, RMG also takes into account the liability and indemnification provisions contained in RMG’s U.S. Proxy Voting Guidelines.

Although RMG supports indemnifying directors and officers, RMG opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

Board Structure

RMG General Recommendation & Policy

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Discussion

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

Board Size

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

Adopt Classified Board

RMG prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. RMG supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

Introduction of Mandatory Age of Retirement

RMG believes that age should not be the sole factor in determining a director’s value to a company. Rather, each director’s performance should be evaluated on the basis of his or her individual contribution and experience.

Altering Board Size

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. RMG considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

Two-Tiered Boards

Companies in many countries have a two-tiered board structure, comprising a supervisory board of non-executive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company’s daily operations. At companies with two-tiered boards, shareholders elect members to the supervisory board only; the supervisory board appoints management board members. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. Company law in France and Spain also permits them.

Capital Systems

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system a company uses is determined by the economic and legal structure of the market in which it operates.

Authorized Capital System

The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. RMG reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see Share Issuance Requests).

Conditional Capital System

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, RMG takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

Share Issuance Requests

RMG General Recommendation & Policy

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

General Issuances

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval to waive such rights.

RMG believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, RMG routinely approves issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital.

Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country’s stock exchange prevents a company from issuing more than ten percent of the company’s share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company’s outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, RMG will approve the request unless there are specific concerns with the company.

Specific Issuances

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and RMG recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

Increases in Authorized Capital

RMG General Recommendation & Policy

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Discussion

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. RMG believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company’s ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders’ preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders’ interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

RMG recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. RMG does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution; they are not in shareholders’ interests.

Reduction of Capital

RMG General Recommendation & Policy

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Discussion

Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

Reduction in Stated Capital

One example of this type of proposal asks shareholders to allow the board to reduce the company’s deficit and create a contributed surplus by effecting a reduction in the state capital of the company’s common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. RMG usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

Reduction in Connection with Cancellation of Repurchased Shares

A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandinavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

Reduction in Connection with Dividend Payments

If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company’s shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, RMG generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

Reduction in Connection with Repayment and Cancellation of Deferred Shares and Preference Shares

Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, RMG supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

Reduction in Connection with Restructuring

As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. RMG generally supports such proposals because opposition could lead to insolvency, which is not in shareholders’ interests. Evaluation of this type of proposal should take a realistic approach to the company’s situation and the future prospects for shareholders.

Capital Structures

RMG General Recommendation & Policy

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Discussion

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management — finding the right mixes of equity, long-term debt, and short-term financing — can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company’s board and senior management, who should be given the latitude to determine the company’s capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder’s ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management’s authority to issue new capital and often require shareholder approval for significant changes in management’s existing authorizations.

RMG supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Shareholders’ voting rights should accrue in accordance with their equity capital commitment to the company. Dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company’s capital. Additionally, research and market experience have shown that companies with dual-class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, RMG opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, RMG reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, RMG recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, RMG opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, RMG may still consider supporting the proposal since it entails an improvement compared to the current situation.

Preferred Stock

RMG General Recommendation & Policy

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Discussion

Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company’s ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, RMG examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. RMG prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company’s justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While RMG believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company’s share capital. RMG will also oppose cases where there has been evidence of management abuse of a past issuance authority.

Voting Preferred Stock

In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, RMG’s guidelines on capital structure are applied. RMG supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, RMG will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

Convertible Preferred Stock

Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, RMG evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. RMG’s equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder’s best interests.

Blank Check Preferred Stock

Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense. RMG supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. RMG also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

Debt Issuance Requests

RMG General Recommendation & Policy

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Discussion

Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company’s stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, RMG determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company’s justification for the issuance.

In the case of convertible debt, RMG evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. RMG’s equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders’ best interests.

In the case of non-convertible debt, RMG takes into account the size and purpose of the increase, and the board’s use of past authorizations including examining whether there has been a history of abuse of the authorities. RMG looks at the company’s current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. RMG also considers other factors such as the company’s growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company’s bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company’s industry and country of origin. Although all of these considerations are factored into RMG’s analysis of debt issuance proposals, RMG generally believes that such financing concerns are best decided by management. RMG will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders’ rights could be negatively affected.

Companies may also seek shareholder approval to restructure existing debt arrangements. RMG generally supports restructuring proposals, particularly if the company is in danger of default. However, RMG will oppose restructuring proposals in which common shareholders are being treated unfairly.

Pledging of Assets for Debt

RMG General Recommendation & Policy

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Discussion

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, RMG takes into account the terms of the proposed debt issuance and the company’s overall debt level. If both of these factors are acceptable, RMG recommends supporting these requests.

Increase in Borrowing Powers

RMG General Recommendation & Policy

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Discussion

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board’s ability to borrow money is often fixed in a company’s articles, and shareholder approval to change this limit is therefore legally required. RMG believes that a company’s financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. RMG’s analysis of borrowing power increase requests takes into account management’s stated need for the increase, the size of the increase, and the company’s current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, RMG recommends opposing the request.

Share Repurchase Plans

RMG General Recommendation & Policy

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.

RMG will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defense;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Discussion

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

RMG looks for the following conditions in share repurchase plans: limitations on a company’s ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm’s length through independent third parties and that selective repurchases require shareholder approval.

Share repurchase programs often involve positive financial consequences to shareholders, as they generally increase the level of earnings per share and bring greater liquidity to the share. Therefore we are generally supportive of share buybacks.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority. In Greece, the legal framework allows share repurchase authorizations to last a maximum of 24 months, although they are typically renewed on a yearly basis. Greek companies typically request shareholders to approve share repurchase schemes in line with provisions in the Company Act. Rarely does a company specify the exact duration of the authorization. Therefore, it is assumed that the duration could be up to 24 months, as foreseen in the legal framework. Around half of Austrian companies restrict share repurchase plans to a limit of 18 months, the majority of Austrian companies either ask for a maximum of 30 months or do not disclose the duration at all.

Reissuance of Shares Repurchased

RMG General Recommendation & Policy

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Discussion

RMG generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, RMG takes into account the country’s legal framework for such reissuances and the company’s history of reissuing shares under the authority.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

RMG General Recommendation & Policy

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Discussion

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves — transferring them into the share capital account — usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

Reorganizations/Restructurings

RMG General Recommendation & Policy

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Discussion

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. RMG usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders’ rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, RMG’s primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders’ options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, RMG first determines the company’s degree of distress by determining whether or not the company still has a positive net asset value — that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. RMG seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

Mergers and Acquisitions

RMG General Recommendation & Policy

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Discussion

When evaluating the merits of a proposed acquisition, merger, or takeover offer, RMG focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders’ existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although RMG examines these proposals closely from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, RMG examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. RMG also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. RMG also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, RMG looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For non-publicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, RMG examines whether or not the merger makes commercial or strategic sense for the company. RMG also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often-complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, RMG relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, RMG must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.

If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, RMG recommends voting against the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, RMG recommends voting against the item in question.

Mandatory Takeover Bid Waivers

RMG General Recommendation & Policy

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Discussion

Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company’s articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision-making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company’s shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent “creeping acquisitions” and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder. RMG opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

RMG does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, RMG will support such a waiver, namely, if the share repurchase would not push the large shareholder’s stake in the company above 50 percent.

Reincorporation Proposals

RMG General Recommendation & Policy

Vote reincorporation proposals on a CASE-BY-CASE basis.

Discussion

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, RMG first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company’s growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company’s capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

RMG believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, RMG recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders’ interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Expansion of Business Activities

RMG General Recommendation & Policy

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Discussion

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company’s objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where RMG withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, RMG would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, RMG recommends that shareholders vote against the proposal.

Related-Party Transactions

RMG General Recommendation & Policy

Vote related-party transactions on a CASE-BY-CASE basis.

Discussion

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company’s dealings with entities that employ the company’s directors, are usually classified as related-party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. RMG looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms, RMG recommends that shareholders support the proposal.

Compensation Plans

RMG General Recommendation & Policy

Vote compensation plans on a CASE-BY-CASE basis.

Discussion

Disclosure on compensation in many markets is still not as extensive as U.S.-style disclosure. However, compensation plans are becoming more common on meeting agendas of non-U.S. companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, RMG supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. For many years, RMG has employed a complex compensation model methodology for evaluating compensation proposals in the United States and Canada, but this has only been possible because of the extensive disclosure provided in these markets’ proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

RMG reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. RMG analyzes plans by calculating the potential dilution under a company’s share plans and by analyzing plan features.

Stock Option Plans

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company’s share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, RMG’s first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan’s key terms, with information on the plan’s dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. RMG generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, RMG believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for RMG to consider supporting a compensation plan. At a minimum, RMG requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, RMG will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, RMG will vote against the plan on the basis of substandard disclosure.

Among the criteria that RMG examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

Shares Reserved for Issuance of Options Under the Plan

The maximum number of shares RMG approves under a plan depends on the classification of a company’s stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage. For mature companies, shares available under stock option plans should be no more than 5 percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than 10 percent of the issued capital at the time of approval under all plans. However, RMG will support plans at mature companies with dilution levels of up to 10 percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.

For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of 5 percent or 10 percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. RMG prefers plans where the limits are sufficiently spread out, e.g., 5 percent in five years, 10 percent in ten years. Revolving limits of 10 percent in ten years should also include “flow-rate” restrictions that further limit the plan’s dilution, such as a cap of “3 percent in three years,” “2.5 percent in five years,” or “1 percent in one year.”

Exercise Price

RMG prefers that options be priced at not less than 100 percent of the shares’ fair market value on the date of grant. Usually this is taken as the closing price of the company’s shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

Discounted Options, Restricted Stock, and Stock Grants

Many countries allow for options to be granted at a discount to market prices. RMG evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), RMG opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. RMG generally opposes stock grants as their incentive value is dubious.

In very rare cases, RMG may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company’s financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company’s country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.

In general, RMG does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, RMG recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below 1 percent) of a company’s outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, RMG believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, RMG would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, sufficiently challenging performance criteria, and that meet our guidelines in all other aspects.

Plan Administration

RMG opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow non-executive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, RMG approves of separate non-executive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company’s stock option plans should not exceed RMG’s aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed 1 percent of a company’s outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for non-executive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

Eligibility and Participation

RMG prefers separate plans for employees, directors, and non-executive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

Performance Criteria and Vesting Provisions

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. RMG prefers a minimum three-year vesting period. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of RMG’s guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company’s country of incorporation and a company has failed to include them.

Other Features Specific to Option Plans

Issue Terms

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

Option Repricing

Some plans include specific provisions allowing for the repricing of options at the board’s discretion. RMG opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

Financial Assistance

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company’s option plan, RMG prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. RMG also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in RMG’s analysis of the plan.

Plans for International Employees

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. RMG applies the same criteria to these plans as to country-specific plans.

Stock Appreciation Rights

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. RMG reviews SARs in the context of the option plan under which they are issued.

Phantom Stock Option Plans

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While RMG prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

Superoptions

Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers’ recommended limit that options represent no more than one times a participant’s salary in any year, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

Dividends Under Option and Dividend Equivalent Payment Provisions

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. RMG believes that any economic benefit derived from option plans should occur at the time of exercise.

Using Repurchased Shares in Share Compensation Plans

In many countries, companies purchase shares on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. RMG also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests (“voting dilution”), buybacks still represent a real cost to the company and shareholders (“economic dilution”). As a result, if a company wants to use repurchased shares in its compensation plans, RMG will include repurchased shares in its dilution calculation and apply the same dilution thresholds as for newly issued shares (see above under “Shares Reserved for Issuance of Options under the Plan”).

RMG recommends that shareholders support a plan if it includes a specified limit on the total number of shares that could be used and if repurchased shares would count toward that limit, as long as it meets all other guidelines. However, RMG looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards, when repurchased shares do not count toward the plan’s limit on newly issued shares, but rather operate as an additional pool of shares.

Incentive Plans

Share incentive plans tie key employees’ compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company’s industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

Employee Stock Purchase Plans and Savings-Related Share Option Schemes

Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees’ paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company’s growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. RMG recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, RMG considers the following factors:

Eligibility

This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

Dilution

Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, RMG policy is to exclude such shares from our dilution calculations for stock option plans. However, RMG policy provides that no more than 10 percent of a company’s shares may be reserved for ESPPs at any given time, with such 10 percent being over and above the company’s limit (either 5 or 10 percent) reserved for option plans, as long as discounts do not exceed 15 percent. Accordingly, a company could have up to 10 percent of its shares reserved for option plans and 10 percent of its shares reserved for ESPPs at any given time. If market practice dictates a larger discount under the ESPPs, the allowable dilution will be adjusted downward proportionately. For example, if a company is allowed to offer discounts of 30 percent, the allowable dilution will be 5 percent. Allowable dilution on discounts between 15 percent and 30 percent will be determined on a pro rata basis. Alternatively, RMG would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, RMG policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

Offering Period and Offering Price

The offering period, also known as the purchase period, is the time period over which a participant’s contributions are accumulated for the purchase of shares under the plan. The offering price is the company’s share price taken on a specific date, less the applicable discount, at which a participant’s accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an “either/or” offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company’s shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

RMG’s assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an “either/or” feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company’s shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

Discounts

These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one “matching share” to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, RMG takes into consideration the offering period and offering price. Because plans with “either/or” provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, RMG guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company’s share price on the date participation commences.

Limits on the Number or Value of Shares Purchasable (Participation Limits)

ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (5 percent in Section 423 Plans) from participating.

Loan Terms

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, RMG prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. RMG also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in RMG’s analysis of the plan.

Grants Outside of Plans

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. RMG prefers that companies make such grants in the context of an established plan.

RMG’s primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company’s other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

Antitakeover Mechanisms

RMG General Recommendation & Policy

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Discussion

Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. RMG opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Golden Shares

Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, RMG recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

Supermajority Vote Requirements

Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, RMG takes into account market norms, the company’s reasons for the change, and the company’s ownership structure.

Shareholder Proposals

RMG General Recommendation & Policy

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Discussion

RMG reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

Corporate Governance Proposals

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company’s operations.

If a measure would improve disclosure of company activities in non-strategic areas and at minimal costs, RMG supports the proposal. If a proposal seeks to improve the company’s corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, RMG recommends opposing the proposal.

Social and Environmental Proposals

In evaluating social and environmental proposals, RMG first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RMG recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, RMG focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company’s financial position or adversely affect important operations, RMG recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company’s finances or operations, RMG recommends supporting the proposal.

APPENDIX D

BlackRock Capital and BlackRock

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

1.	INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.1

2.	PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

1   Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc. and Barclays Global Investors, N.A.

3.	CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Accounting and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;

•	overseeing and supporting management in setting strategy;

•	ensuring the integrity of financial statements;

•	making decisions regarding mergers, acquisitions and disposals;

•	establishing appropriate executive compensation structures; and

•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•	current employment at the company or a subsidiary;

•	former employment within the past several years as an executive of the company;

•	providing substantial professional services to the company and/or members of the company’s management;

•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;

•	being an immediate family member of any of the aforementioned; and

•	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4.	BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

i)	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

ii)	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

iii)	BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

iv)	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

v)	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

•	Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•	Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•	An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

•	Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age limits/term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent board composition

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability insurance for directors and officers

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on director removal

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority vote requirements

BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure, mergers, asset sales and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium:  For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties’ financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction:  There should be a favorable business reason for the combination.

Board approval/transaction history:  Unanimous board approval and arm’s-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm’s-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors’ fairness opinions:  We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

Anti-greenmail provisions

Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank check preferred

See Preferred Stock.

Eliminate preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management’s ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair price provisions

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ’qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Remuneration and benefits

We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports

BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-superior-performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See Global Corporate Governance and Engagement Principles.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change name of corporation

We typically defer to management with respect to appropriate corporate names.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to call a special meeting or act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

(Revised 12/09)

APPENDIX E

ClearBridge

Proxy Voting Policies and Procedures

amended as of March 9, 2011

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge1 votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1. ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

1 These policies and procedures pertain to ClearBridge Advisors, LLC and ClearBridge Asset Management Inc (collectively, “ClearBridge”).

2. ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4. A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2. All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3. The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

C.	Third Party Proxy Voting Firm — Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1. Voting on Director Nominees in Uncontested Elections.

a. We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b. We vote for all other director nominees.

2. Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3. Majority of Independent Directors

a. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5. Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6. Director and Officer Indemnification and Liability Protection

a. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7. Director Qualifications

a. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b. We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1. Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2. Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1. Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2. Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3. Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4. Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1. Board Structure: Staggered vs. Annual Elections

a. We vote against proposals to classify the board.

b. We vote for proposals to repeal classified boards and to elect all directors annually.

2. Shareholder Ability to Remove Directors

a. We vote against proposals that provide that directors may be removed only for cause.

b. We vote for proposals to restore shareholder ability to remove directors with or without cause.

c. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3. Cumulative Voting

a. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4. Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5. Shareholder Ability to Call Special Meetings

a. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b. We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6. Shareholder Ability to Act by Written Consent

a. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b. We vote for proposals to allow or make easier shareholder action by written consent.

7. Shareholder Ability to Alter the Size of the Board

a. We vote for proposals that seek to fix the size of the board.

b. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8. Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9. Amendment of By-Laws

a. We vote against proposals giving the board exclusive authority to amend the by-laws.

b. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1. Poison Pills

a. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b. We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision — poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2. Fair Price Provisions

a. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3. Greenmail

a. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4. Unequal Voting Rights

a. We vote against dual class exchange offers.

b. We vote against dual class re-capitalization.

5. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6. Supermajority Shareholder Vote Requirement to Approve Mergers

a. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7. White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1. Confidential Voting

a. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3. Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4. Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5. Other Business

We vote for proposals that seek to bring forth other business matters.

6. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1. Common Stock Authorization

a. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2. Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4. Blank Check Preferred Stock

a. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b. We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6. Preemptive Rights

a. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7. Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9. Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1. OBRA-Related Compensation Proposals

a. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b. Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d. Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2. Expensing of Options

We vote for proposals to expense stock options on financial statements.

3. Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4. Shareholder Proposals to Limit Executive and Director Pay

a. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5. Golden Parachutes

a. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6. Golden Coffins

a. We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b. We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7. Anti Tax Gross-up Policy

a. We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b. We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

10. Stock Compensation Plans

a. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

11. Directors Retirement Plans

a. We vote against retirement plans for non-employee directors.

b. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

12. Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

13. Shareholder Proposals Recording Executive and Director Pay

a. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b. We vote against shareholder proposals requiring director fees be paid in stock only.

c. We vote for shareholder proposals to put option repricing to a shareholder vote.

d. We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

I.	State/Country of Incorporation

1. Voting on State Takeover Statutes

a. We vote for proposals to opt out of state freeze-out provisions.

b. We vote for proposals to opt out of state disgorgement provisions.

2. Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3. Control Share Acquisition Provisions

a. We vote against proposals to amend the charter to include control share acquisition provisions.

b. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c. We vote for proposals to restore voting rights to the control shares.

d. We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1. Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2. Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3. Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4. Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5. Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7. Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8. Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9. Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a. whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b. the percentage of sales, assets and earnings affected;

c. the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d. whether the issues presented should be dealt with through government or company-specific action;

e. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f. whether the company’s analysis and voting recommendation to shareholders is persuasive;

g. what other companies have done in response to the issue;

h. whether the proposal itself is well framed and reasonable;

i. whether implementation of the proposal would achieve the objectives sought in the proposal; and

j. whether the subject of the proposal is best left to the discretion of the board.

2. Among the social and environmental issues to which we apply this analysis are the following:

a. Energy Efficiency and Resource Utilization

b. Environmental Impact and Climate Change

c. Human Rights and Impact on Communities of Corporate Activities

d. Equal Employment Opportunity and Non Discrimination

e. ILO Standards and Child/Slave Labor

f. Product Integrity and Marketing

g. Sustainability Reporting

h. Board Representation

i. Animal Welfare

L.	Miscellaneous

1. Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2. Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3. Operational Items

a. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f. We vote against proposals to approve other business when it appears as voting item.

4. Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6. Stock (Scrip) Dividend Alternatives

a. We vote for most stock (scrip) dividend proposals.

b. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

APPENDIX F

Columbia Management

Proxy Voting Policy

Proxy Voting Guidelines

Effective January 24, 2011

Set forth on the following pages are guidelines adopted and used by Columbia Management Investment Advisers, LLC (the “Adviser”, “We”, “Us” or “Our”) in voting proxies (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Adviser may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Adviser generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Adviser generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:
Independence — A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.
Attendance — A nominee who failed to attend at least 75% of the board’s meetings.
Over Boarding — A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.
Committee Membership — A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.
Audit Committee Chair — A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.
Board Independence — A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.
Interlocking Directorship — A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.
Poor Governance — A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Adviser will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Adviser will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Adviser will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Adviser uses to evaluate nominees.

Shareholder Nominations for Director — Special Criteria

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Adviser generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair/Lead Director

The Adviser generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Removal of Directors

The Adviser generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Adviser will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Adviser generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Adviser generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Adviser generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Adviser generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Adviser generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Adviser will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Adviser will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Adviser generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Adviser generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Adviser generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Adviser will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Adviser will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Adviser generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Adviser supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Adviser generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Adviser will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Adviser will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Adviser generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Approve or Amend Employee Stock Purchase Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Adviser generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Adviser generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Adviser will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Adviser generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Adviser generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Adviser generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Adviser will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Adviser generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Adviser generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Adviser generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Adviser generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Adviser will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock — Increase in Authorized Shares or Classes

The Adviser will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Adviser will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Adviser also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock — Decrease in Authorized Shares or Classes

The Adviser generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock — Change in Par Value

The Adviser generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Adviser generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Adviser generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Adviser will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Adviser will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Adviser generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Adviser generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Adviser generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Adviser generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Adviser will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Adviser will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Adviser will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Adviser will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Adviser will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Adviser generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Adviser will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Adviser generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Adviser generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Adviser generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Adviser generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Adviser will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Adviser will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Adviser generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Adviser generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Adviser generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Adviser generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Adviser generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Adviser will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues — Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Adviser generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Adviser generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues — General Corporate Governance

Digitalization of Certificates

The Adviser generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Adviser generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Adviser generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Adviser generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Adviser generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Adviser generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Adviser generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Adviser generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Adviser generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Adviser generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Adviser generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues — Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues — Business Entity, Capitalization

Set or Approve the Dividend

The Adviser generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Adviser generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Adviser generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Adviser generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Adviser generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Adviser generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Adviser generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Adviser generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Adviser generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Adviser generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Adviser generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Adviser generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Adviser generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Adviser generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues — Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Adviser will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues — Auditors

Approve Special Auditors’ Report

The Adviser generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Adviser generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues — Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Adviser generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

APPENDIX G

DFA

PROXY VOTING POLICY

Dimensional Fund Advisors LP, (“Dimensional”) has adopted certain Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) for voting proxies on behalf of clients. The Voting Guidelines are largely based on those developed by Institutional Shareholder Services, an independent third party service provider (“ISS”), except with respect to certain matters for which Dimensional has modified the standard ISS voting guidelines. A concise summary of the Voting Guidelines is provided.

The Investment Committee at Dimensional is generally responsible for overseeing Dimensional’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of its clients, including all authorized traders of Dimensional.

Dimensional seeks to vote votes (or refrains from voting) proxies in a manner consistent with the best interests of its clients as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of its clients and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines. Since most proxies Dimensional receives are instructed to be voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the client, and the interests of Dimensional or its affiliates. If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the client. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a client in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the client, as applicable.

Dimensional will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the client would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of its clients.

Dimensional seeks to vote (or refrain from voting) proxies in a manner that Dimensional determines is in the best interests of its clients and which seeks to maximize the value of such clients’ investments. In some cases, Dimensional may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the client’s investment and that it is in the client’s best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional or its services provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. Dimensional does not intend to vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a client associated with voting. Dimensional intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional’s decision of whether or not to vote. In the event Dimensional is made aware of and believes an issue to be voted is likely to materially affect the economic value of a client, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, Dimensional will make every reasonable effort to vote such proxies.

Dimensional has retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the clients; and provides reports concerning the proxies voted (the “Proxy Voting Services”). In addition, Dimensional may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines. Although Dimensional retains third-party service providers for proxy issues, Dimensional remains responsible for proxy voting decisions. In this regard, Dimensional uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which Dimensional relies to carry out the Proxy Voting Services. In the event that the Voting Guidelines are not implemented precisely as Dimensional intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by Dimensional as a breach of the Voting Policies.

APPENDIX (DFA)

CONCISE SUMMARY OF 2011 U.S. PROXY VOTING GUIDELINES
Effective for Meetings on or after January 3, 2011

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value. Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1. Board Accountability

2. Board Responsiveness

3. Director Independence

4. Director Competence

1.	Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

• A classified board structure;

• A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill’s adoption relative to the date of the next meeting of shareholders — i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

1   In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2   A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a #new nominee# if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3.	Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board is less than majority independent.

4.	Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3. Sit on more than six public company boards3; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

Voting for Director Nominees in Contested Elections*

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

3   Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.
* See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses*

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL. Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills — Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills — Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL. Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[4] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING*

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally. Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

-	The company’s use of authorized shares during the last three years

•	The Current Request:

-	Disclosure in the proxy statement of the specific purposes of the proposed increase;

-	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

-	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

4   “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

*  See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

-	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

-	Disclosure in the proxy statement of the specific purposes for the proposed increase;

-	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

-	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

-	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION*

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

*  See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management “say on pay” (MSOP) proposals;

•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

-	In egregious situations;

-	When no MSOP item is on the ballot; or

-	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

-	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

-	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

-	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•	In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines;

-	A holding period requirement coupled with a significant long-term ownership requirement; or

-	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company. Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

2011 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
Effective for Meetings on or after January 3, 2011

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”).

Specifically, if available, the Advisor may obtain research from Glass Lewis in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis. If the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly. If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the ISS recommendation unless the Corporate Governance Committee determines that voting in accordance with the Glass Lewis recommendation is more consistent with the principle of preserving shareholder value.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spin-offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.*

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.* Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.*

*  See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS International Classification of Directors.]

ISS Classification of Directors — International Policy 2011

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]	“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections*

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

*  See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.  Capital Structure*

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

*  See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	Other Items

Reorganizations/Restructurings*

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions*

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

*  See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

Mandatory Takeover Bid Waivers*

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	the parties on either side of the transaction;

•	the nature of the asset to be transferred/service to be provided;

•	the pricing of the transaction (and any associated professional valuation);

•	the views of independent directors (where provided);

•	the views of an independent financial adviser (where appointed);

•	whether any entities party to the transaction (including advisers) is conflicted; and

•	the stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues

Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

APPENDIX H

Eaton Vance
PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.	Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. Roles and Responsibilities

A.	Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The

Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.	Proxy Voting Guidelines (“Guidelines”)

A.	General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.	Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.	Proposals Regarding Mutual Fund Proxies — Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.	Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.	Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.	Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.	Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.	Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•	Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•	The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•	If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•	If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual or corporate client;

•	In the case of a Fund, its board of directors, any committee, subcommittee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003
As Revised August 10, 2009

APPENDIX I

Franklin

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s manager Franklin Advisory Services, LLC in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager’s instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles  The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.  The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The manager will review the issue of separating Chairman and CEO positions as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies.  The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose “golden parachutes” that are considered to be excessive. The manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues.  The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure.  The manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues.  The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance.  Many of the tenets discussed above are applied to the manager’s proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

APPENDIX J

Invesco

I.2.  PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).

A.	POLICY STATEMENT

Introduction

Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B.	OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.	Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.	Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.  Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.	Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII.	Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII.	Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest.  If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds.  Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C.	RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

APPENDIX K

JP Morgan

Part I: Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action.2

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

1   Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group’s proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.
2   The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Investment Advisors Inc.
JPMorgan Chase Bank, N.A.
JPMorgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Security Capital Research & Management Incorporated

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Guidelines

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a — Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests

2a.  Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest;

qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals:  tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

4a.  Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.  Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.  Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

4d.  Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.  Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.  Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a.  Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b.  Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.  Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.  Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.  Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.  Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a.  Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b.  Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

6c.  Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.  Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.  Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g.  Board Size

Vote for proposals to limit the size of the board to 15 members.

6h.  Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

7a.  Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.  Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.  Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.  Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.  Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.  Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g.  Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.  Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.  Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.  Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure

8a.  Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.  Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.  Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.  Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.  Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.  Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.  Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control — Will the transaction result in a change in control of the company?

Bankruptcy — Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.  Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.  Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

9a.  Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote — even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one-and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.  Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.  Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.  Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-

triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

9e.  401 (k) Employee Benefit Plans

Vote for proposals to implement a 401 (k) savings plan for employees.

9f.  Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9g.  Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9h.  Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9i.  Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9j.  Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9k.  Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10.	Incorporation

10a.  Reincorporation Outside of the United States

Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b.  Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c.  Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

11a.  Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b.  Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d.  Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.  Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.  Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g.  Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h.  Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a.  Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b.  Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c.  International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d.  Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e.  World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f.  Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g.  Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h.  Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i.  Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j.  Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k.  High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals.

Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/

Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

APPENDIX L

Janus

Proxy Voting Procedures
February 2011

The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy.  Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

ERISA Plan Policy.  On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee.  The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of a Vice President of Investment Accounting, a Vice President of Compliance, and one or more portfolio management representatives (or their respective designees) that provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers1 for review and implementation. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Operations Group.  The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service.  Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

1 All references to portfolio managers include assistant portfolio managers

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines.  In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”.  Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest.  The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention.  Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account.

On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website at www.janus.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Proxy Voting Guidelines
February 2011

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•	are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

•	are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service); or adopt a long-term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service).

3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

9. Janus will generally vote with management regarding proposals to declassify a board.

10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

14. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans are priced no less than 15% below market value.

15. Janus will generally vote in favor of proposals requiring the expensing of options.

16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17. Janus will generally oppose proposals regarding the re-pricing of underwater options.

18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21. Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

22. Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by the Proxy Voting Service);

23. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

24. Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

*  All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

•	The amount should not exceed three times base salary plus guaranteed benefits.

25. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

26. Janus will generally vote in favor of proposals relating to the issuance of dividends.

27. Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

28. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers). 29. Janus will generally oppose proposals for different classes of stock with different voting rights.

30. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

31. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit.

32. Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

33. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

34. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

35. Janus will evaluate plans of reorganization on a case-by-case basis.*

36. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

37. Janus will generally vote in favor of proposals regarding changes in company name.

38. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

39. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*

40. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

41. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

42. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

43. Janus will generally vote in favor of proposals to require that voting be confidential.

44. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

45. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

46. Janus will vote against proposals to approve “other business” when it appears as voting item.

*  All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

47. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

48. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*  All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

APPENDIX M

Jennison

I.	Introduction

Jennison Associates LLC (the “Adviser”) has adopted the following “Proxy Voting Policy and Procedures” (“Policy”), in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and other applicable fiduciary obligations. The Policy is designed to provide guidance to those Jennison employees (portfolio managers and analysts, hereinafter referred to as “Investment Professionals”) who are responsible for discharging the Adviser’s proxy voting obligation under the Rule, and to ensure that proxies are voted in the best interests of the Adviser’s clients1.

II.	Statement of Policy

It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act be made available to clients.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking,” where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

III.	Procedures

A. Account Set-up and Review

Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies will be specified in the client’s investment advisory contract with the Adviser. Where no designation is made, Jennison will vote proxies for such accounts(s) in accordance with this Policy. The client may choose to have the Adviser vote proxies in accordance with the Adviser’s standard guidelines. The Adviser, in its discretion, may also permit a client to modify the Adviser’s standard guidelines with respect to such client exclusively or may accept direction from a client with respect to the client’s proxies and vote in accordance with a client’s own guidelines (collectively, “Client Guidelines”). Alternatively, the Adviser may decline to accept authority to vote such client’s proxies.

Proxy Voting

1. Guidelines for Recurring Issues

The Adviser has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. These Guidelines are reviewed as deemed necessary by the Adviser’s Proxy Voting Committee and its relevant portfolio management staff, then revised when a determination has been made that a change is appropriate. These Guidelines are meant to convey the Adviser’s general approach to voting decisions on certain issues. Nevertheless, the Adviser’s Investment Professionals maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

2. Use of Third Party Proxy Service

In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. The Adviser will utilize the research and analytical services, operational

1   In the event the Adviser should manage affiliated client accounts, the Adviser, for purposes of this policy, makes no distinction between accounts of affiliated companies, e.g., the General Accounts of Prudential (as well as related insurance companies and entities), and other separately managed accounts, each of which will be treated consistently under the Policy.

implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to the Adviser as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while the Adviser may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor the Adviser’s Guidelines. The proxy voting vendor will cast votes in accordance with the Adviser’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if the Adviser has accepted direction from a Client, in accordance with the Client’s Guidelines.

3. Quantitatively Derived Holdings and Jennison Managed Accounts

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, the Adviser has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Adviser’s guidelines. Additionally, in those circumstances where no specific Adviser guideline exists, the Adviser will vote using the recommendations of the proxy voting vendor.

4. Review of Recommendations

The Adviser’s Investment Professionals have the ultimate responsibility to accept or reject any proxy voting recommendation — as determined by either the Guidelines or Client’s Guidelines (“Recommendation”). Consequently, Investment Professionals shall review and evaluate the Recommendation for each proxy ballot before the proxy voting vendor casts the vote, taking into account the Policy, all guidelines applicable to the account(s), and the best interests of the client(s). The Investment Professionals shall override the Recommendation should he/she not believe that such Recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation, including the resolution of any conflicts, if any, as further discussed below. The Adviser may vote the same proxy proposal differently for different clients. Also, the Adviser may choose not to vote proxies under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	If the cost of voting the proxy outweighs the possible benefit (such as security lending, see section 6 below); or

•	If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

5. Addressing Potential Material Conflicts of Interest

There may be instances where the interest of the Adviser conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients (“Material Conflict”). Investment Professionals have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

•	Manages the issuer’s or proponent’s pension plan;

•	Administers the issuer’s or proponent’s employee benefit plan;

•	Manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser may create the appearance of or an actual Material Conflict, such as when the issuer is a client of the Adviser.

The Adviser may adopt such processes it deems necessary to identify Material Conflicts. When a potential material conflict exists, the Investment Professional (or other designated personnel) must complete the Proxy Voting For Conflicts Documentation Form and submit it to Compliance.

The Adviser’s Proxy Voting Committee will consider the facts and circumstances of all proxy votes where a potential material conflict of interest is identified and the recommendation is to override the Adviser’s guidelines. In making the determination as to how to vote the proxy, the Adviser’s Proxy Voting Committee may review the following factors, including but not limited to:

•	Whether the issuer is a client of the Adviser.

•	The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

•	The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

•	Whether there has been any attempt to directly or indirectly influence the Investment Professional’s decision

•	Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

•	Whether the vote should be delegated to an independent third party or request an independent third party to provide a recommendation on the vote.

All votes that would override the Adviser’s Guidelines and involve a potential material conflict of interest, require the approval of the CEO and CCO of the Adviser.

Additionally, a committee comprised of both senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc, reviews these votes. This committee also has a role in identifying Material Conflicts that may affect Jennison due to ownership by a diversified financial organization, Prudential Financial, Inc.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

6. Lending

Jennison may identify a particular issuer that may be subject to a security lending arrangement. In this situation, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, one must begin the process PRIOR to the record date of the proxy. This is extremely difficult to accomplish as the Adviser is rarely made aware of the record date in advance.

B. Proxy Voting Committee

The Adviser’s Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet as deemed necessary to address potential Material Conflicts as further described above. The Adviser’s Proxy Voting Committee will have the following responsibilities:

•	Review potential Material Conflicts and decide whether to approve the vote recommendation or override requests made by Investment Professionals.

•	Review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

•	Recommend and adopt changes to the Policy as needed.

•	Review all overrides by Investment Professionals.

•	Review proxy voting reports to determine voting consistency with guidelines and this Policy.

•	Review the performance of the proxy voting vendor and determine whether the Adviser should continue to retain their services.

•	Review the Adviser’s voting record (or applicable summaries of the voting record).

•	Oversee compliance with the regulatory disclosure requirements.

IV.	Compliance Monitoring

The Adviser’s Chief Compliance Officer shall be responsible for the administration of this Policy. This Policy will be reviewed annually for adequacy and effectiveness.

A. Monitoring of Overrides

Compliance will periodically review proxy voting reports of overrides to confirm that proper override and conflict checking procedures were followed.

B. Supervisory Review

The designated supervisor for each Investment Professional will be responsible for ensuring that investment professionals with proxy voting responsibility are acting in accordance with this Policy. Supervisors must approve all requests for overrides and evidence such approval by signing the completed Proxy Guideline Override Form.

V.	Client Reporting

A. Disclosure to Advisory Clients

The Adviser will also provide a copy of this Policy and the Adviser’s Guidelines upon request from a client.

The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio. The report will generally contain the following information:

•	The name of the issuer of the security:

•	The security’s exchange ticker symbol;

•	The security’s CUSIP number;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Adviser cast a vote on the matter;

•	How the Adviser voted; and

•	Whether the Adviser voted for or against management.

B. Compliance Reporting for Investment Companies

Upon request, the Adviser will provide to each investment company board of directors or trustees for which the Adviser acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including but not limited to, information required for them to meet their filing of Form NP-X.

VI.	Recordkeeping

Either the Adviser or proxy voting vendor as indicated below will maintain the following records:

•	A copy of the Policy (Adviser)

•	A copy of the Guidelines i.e. Adviser or client specific guidelines (Adviser and proxy voting vendor)

•	A copy of each proxy statement received by the Adviser regarding client securities (proxy voting vendor);

•	A record of each vote cast by the Adviser on behalf of a client (proxy voting vendor);

•	A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Voting Documentation Forms and all supporting documents (Adviser);

•	A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

•	Agenda of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

VI.	Policies and Procedures Revisions

This policy and related procedures may be changed, amended or revised as frequently as necessary in order to accommodate any changes in operations or by operation of law. Any such change, amendment or revision may be made only by Jennison Compliance in consultation with the business groups or areas impacted by these procedures and consistent with applicable law. Such changes will be promptly distributed to all impacted personnel.

Effective: October 5, 2004
Revised: September 30, 2009

APPENDIX N

Lazard

PROXY VOTING POLICY

A.	Introduction

Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.

C.	General Administration

1.	Overview

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, LAM’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2.	Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.	Voting Process

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.

In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy-specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2.	Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and Its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;

•	On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;

•	For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;

•	For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•	Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the board;

•	Against shareholder proposals seeking to establish term limits or age limits for directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;

•	Against shareholder proposals seeking to establish director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.	Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6.	Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E.	Voting Non-U.S. Securities

Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F.	Conflicts of Interest

1.	Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•	Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal/Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to LAM’s Chief Compliance Officer or General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote “case-by-case”, then ProxyOps will vote in accordance with the concurring recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service. If the two ISS services’ recommendations are contrary to each other, ProxyOps will obtain a recommendation from a third independent source that provides voting advisory services, and will defer to the majority recommendation. If a recommendation from the Proxy Committee approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H.	Review of Policy

The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

(Updated January 2011)

APPENDIX O

MFS

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2011

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Records Retention; and

D. Reports.

A.	Voting Guidelines

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

  Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to a majority-approved shareholder proposal that MFS has supported; or (3) the board has implemented a poison pill without shareholder approval since the last annual meeting, (including those related to net-operating loss carryforwards).

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

  Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•	Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

  Classified Boards

MFS generally supports proposals to declassify a board (e.g. a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

  Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

  Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

  Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain board nominees. MFS may also vote against certain board nominees if an advisory pay vote for a U.S. issuer is not on the agenda and the company has not implemented the advisory vote frequency supported by a plurality of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

  “Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

  Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

  Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

  Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

  Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

  Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

  Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders.. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

  Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

  Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

  Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	Administrative Procedures

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”). The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	Records Retention

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	Reports

  MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

  All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX P

MSIM
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.  Policy Statement

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	General Proxy Voting Guidelines

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.  Routine Matters.  We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.  Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.  Statutory auditor boards.  The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.  Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.  Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.  Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.  Auditors.  We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.  Executive and Director Remuneration.

1.	We generally support the following:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.  Social, Political and Environmental Issues.  Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.  Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.  Administration Of Policy

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

(Updated October 1, 2010)

APPENDIX Q

NFJ

General Policy

NFJ Investment Group LLC (“NFJ”) votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. This policy is designed and implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interest of NFJ’s clients and in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ’s fiduciary obligations. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. These include:

•	Exercising responsibility for voting decisions;

•	Resolving conflicts of interest;

•	Making appropriate disclosures to clients;

•	Creating and maintaining appropriate records;

•	Providing clients access to voting records; and

•	Outsourcing the proxy voting administrative process.

Responsibility for Voting Decisions

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of NFJ’s senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”). The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee. The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-case basis.

The Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•	Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.

•	To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.

•	Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.

•	Vote or engage a third party service provider to vote proxies in accordance with NFJ’s guidelines.

•	Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	Approve and monitor the outsourcing of voting obligations to third-parties.

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote

When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities. To the extent a client wishes to retain voting authority, the client specifically must do so in writing.

Voting Proxies

Written Proxy Voting Guidelines

NFJ shall establish general voting guidelines for recurring proposals (“Voting Guidelines”). The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.

Abstention from Voting Proxies

NFJ may abstain or refrain from voting a client proxy on behalf of its clients’ accounts under certain circumstances. These include:

•	When the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process;

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical;

•	When the issuer whose management is soliciting the proxy (or other proponent of the proxy) is an affiliate of NFJ.

Logistical Considerations

NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote such a proxy. These issues may include, but are not limited to: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner’s ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Securities on Loan

Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Resolving Conflicts of Interest

NFJ may have conflicts that can affect how it votes its clients’ proxies. For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal. NFJ’s clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement. The delivery of this statement can be made in Part II of Form ADV or under separate cover.

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law, NFJ will keep the following records:

•	Copies of NFJ’s Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority; records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to NFJ’s decision on the vote;

•	Records of written client requests for proxy voting information; and

•	Records of written responses from NFJ to either written or oral client request regarding proxy voting.

Retention of Records

Records are kept for at least six years following the date that the vote was cast. NFJ may maintain the records electronically. Third-party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing the Proxy Voting Process

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Version 1.3 — Effective August 1, 2003
Revised December 31, 2007

APPENDIX R

Oppenheimer

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
(as of March 1, 2011) and
PROXY VOTING GUIDELINES (as of March 1, 2011)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Funds.  Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds.  OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•	If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, unless:(i) the Guidelines provide discretion to OFI on how to vote on the matter (i.e., case-by-case); or (ii) to the extent a portfolio manager has requested that OFI vote in a manner inconsistent with the Guidelines, the Committee has determined that such a request is in the best interests of the Fund and its shareholders and does not pose an actual material conflict of interest. (Examples include, but are not limited to, a determination that the portfolio manager is unaware of the business relationship with the company or is sufficiently independent from the business relationship, and to the Committee’s knowledge, OFI has not been contacted or influenced by the company in connection with the proposal).

•	If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines or if the Guidelines provide discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent or item (ii) above is not applicable;

•	If neither of the previous two procedures provides an appropriate voting recommendation, the Committee may determine how to vote on the proposal, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal, or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Appendix A

OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS
PORTFOLIO PROXY VOTING GUIDELINES
(dated as of March 1, 2011)

1.0 OPERATIONAL ITEMS

1.1.1 Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2 Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

•	Vote FOR bylaw/charter changes if:

•	shareholder rights are protected;

•	there is a negligible or positive impact on shareholder value;

•	management provides sufficiently valid reasons for the amendments; and/or

•	the company is required to do so by law (if applicable); and

•	they are of a housekeeping nature (updates or corrections).

1.1.3 Change Company Name.

•	Vote WITH Management.

1.1.4 Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5 Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6 Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2 Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	fees for non-audit services are excessive;

•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0 THE BOARD OF DIRECTORS

2.1 Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	composition of the board and key board committees;

•	attendance at board meetings;

•	corporate governance provisions and takeover activity;

•	long-term company performance relative to a market index;

•	directors’ investment in the company;

•	whether the chairman is also serving as CEO;

•	whether a retired CEO sits on the board.

•	WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	implement or renew a dead-hand or modified dead-hand poison pill;

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding;

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

•	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	the non-audit fees paid to the auditor are excessive;

•	a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•	there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.

•	are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	the company fails to submit one-time transfers of stock options to a shareholder vote;

•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	the company has inappropriately backdated options; or

•	the company has egregious compensation practices including, but not limited to, the following:

•	egregious employment contracts;

•	excessive perks/tax reimbursements;

•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	egregious pension/supplemental executive retirement plan (SERP) payouts;

•	new CEO with overly generous new hire package;

•	excessive severance and/or change in control provisions; or

•	dividends or dividend equivalents paid on unvested performance shares or units.

•	enacted egregious corporate governance policies or failed to replace management as appropriate;

•	are inside directors or affiliated outside directors; and the full board is less than majority independent;

•	are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

•	serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

•	if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2 Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3 Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4 Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5 Establishment of Board Committees

•	Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6 Require Majority Vote for Approval of Directors

•	OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7 Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

•	only if the director’s legal expenses would be covered.

2.8 Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9 Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10 Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	two-thirds independent board;

•	all-independent key committees;

•	established governance guidelines;

•	the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	egregious compensation practices;

•	multiple related-party transactions or other issues putting director independence at risk;

•	corporate and/or management scandal;

•	excessive problematic corporate governance provisions; or

•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11 Majority of Independent Directors/Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

•	For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

•	the applicable listing standards determination of such director’s independence;

•	any operating ties to the firm; and

•	if there are any other conflicting relationships or related party transactions.

•	A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

•	the terms of the agreement;

•	the duration of the standstill provision in the agreement;

•	the limitations and requirements of actions that are agreed upon;

•	if the dissident director nominee(s) is subject to the standstill; and

•	if there are any conflicting relationships or related party transactions.

2.12 Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.13 Stock Ownership Requirements

•	Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•	whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.14 Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

3.1 Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership position.

3.2 Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3 Confidential Voting

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2 Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3 Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

•	20% or higher flip-in or flip-over;

•	two to three-year sunset provision;

•	no dead-hand, slow-hand, no-hand or similar features;

•	shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

4.4 Net Operating Loss (NOL) Protective Amendments

•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5 Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.6 Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7 Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.

4.8 Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

5.1 Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2 Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	purchase price;

•	fairness opinion;

•	financial and strategic benefits;

•	how the deal was negotiated;

•	conflicts of interest;

•	other alternatives for the business; and

•	non-completion risk.

5.3 Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	impact on the balance sheet/working capital;

•	potential elimination of diseconomies;

•	anticipated financial and operating benefits;

•	anticipated use of funds;

•	value received for the asset;

•	fairness opinion;

•	how the deal was negotiated; and

•	conflicts of interest.

5.4 Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5 Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7 Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	the reasons for the change;

•	any financial or tax benefits;

•	regulatory benefits;

•	increases in capital structure; and

•	changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or

•	adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	offer price/premium;

•	fairness opinion;

•	how the deal was negotiated;

•	conflicts of interests;

•	other alternatives/offers considered; and

•	non-completion risk.

•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	cash-out value;

•	whether the interests of continuing and cashed-out shareholders are balanced; and

•	the market reaction to public announcement of the transaction.

5.9 Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	percentage of assets/business contributed;

•	percentage of ownership;

•	financial and strategic benefits;

•	governance structure;

•	conflicts of interest;

•	other alternatives; and

•	non-completion risk.

5.10 Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	prospects of the combined company anticipated financial and operating benefits;

•	offer price (premium or discount);

•	fairness opinion;

•	how the deal was negotiated;

•	changes in corporate governance;

•	changes in the capital structure; and

•	conflicts of interest.

5.12 Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13 Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	tax and regulatory advantages;

•	planned use of the sale proceeds;

•	valuation of spinoff;

•	fairness opinion;

•	benefits to the parent company;

•	conflicts of interest;

•	managerial incentives;

•	corporate governance changes; and

•	changes in the capital structure.

5.14 Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16 Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:

•	valuation;

•	market reaction;

•	deal timing;

•	negotiations and process;

•	conflicts of interest;

•	voting agreements; and

•	governance.

6.0 STATE OF INCORPORATION

6.1 Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2 Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3 Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4 Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5 Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6 Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7 Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8 Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9 State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

7.1 Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2 Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

•	specific reasons/rationale for the proposed increase;

•	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	the board’s governance structure and practices; and

•	risks to shareholders of not approving the request.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3 Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	it is intended for financing purposes with minimal or no dilution to current shareholders; and

•	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4 Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5 Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6 Preferred Stock

•	OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7 Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	more simplified capital structure;

•	enhanced liquidity;

•	fairness of conversion terms;

•	impact on voting power and dividends;

•	reasons for the reclassification;

•	conflicts of interest; and

•	other alternatives considered.

7.8 Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9 Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10 Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11 Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.1 Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:

•	the total cost of the company’s equity plans is unreasonable;

•	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	the plan is a vehicle for poor pay practices.

•	For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2 Director Compensation

•	Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	director stock ownership guidelines with a minimum of three times the annual cash retainer;

•	vesting schedule or mandatory holding/deferral period:

•	a minimum vesting of three years for stock options or restricted stock; or

•	deferred stock payable at the end of a three-year deferral period;

•	mix between cash and equity:

•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

•	no retirement/benefits and perquisites provided to non-employee directors; and

•	detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3 Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4 Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5 Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive. In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6 Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	an executive may not trade in company stock outside the 10b5-1 Plan; and

•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7 Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	historic trading patterns;

•	rationale for the repricing;

•	value-for-value exchange;

•	option vesting;

•	term of the option;

•	exercise price; and

•	participation.

8.8 Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is 27 months or less; and

•	the number of shares allocated to the plan is 10% or less of the outstanding shares.

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is greater than 27 months; and

•	the number of shares allocated to the plan is more than 10% of the outstanding shares.

8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10 Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote on a CASE-BY-CASE basis.

8.12 Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

•	Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

•	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and

•	Balance of performance-based versus non-performance-based pay.

•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

•	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13 401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14 Shareholder Proposals Regarding Executive and Director Pay

•	Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•	Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•	Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15 Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16 Pay-for-Performance

•	Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.17 Pay-for-Superior-Performance Standard

•	Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18 Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	the parachute should be less attractive than an ongoing employment opportunity with the firm;

•	the triggering mechanism should be beyond the control of management;

•	the amount should not exceed three times base salary plus guaranteed benefits; and

•	change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

•	If presented as a separate voting item, OFI will apply the same policy as above.

•	In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19 Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20 Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•	Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21 Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

•	the nature of the proposal where financial restatement is due to fraud;

•	whether or not the company has had material financial problems resulting in chronic restatements; and/or

•	the adoption of a robust and formal bonus/equity recoupment policy.

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22 Tax Gross-Up Proposals

•	Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:

•	have a discernable positive impact on short-term or long-term share value; or

•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•	prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•	reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;

•	the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal;

•	whether the subject of the proposal is best left to the discretion of the board;

•	whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0 OPERATIONAL ITEMS

1.1.7 Financial Results/Director and Auditor Reports

•	Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are material concerns about the financials presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.8 Allocation of Income and Dividends

•	Vote FOR approval of allocation of income and distribution of dividends, unless:

•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or

•	the payout ratio is excessive given the company’s financial position.

1.1.9 Stock (Scrip) Dividend Alternative

•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.10 Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.3 Appointment of Internal Statutory Auditors

•	Vote FOR the appointment and reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.4 Remuneration of Auditors

•	Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.5 Indemnification of Auditors

•	Vote AGAINST proposals to indemnify auditors.

2.0 THE BOARD OF DIRECTORS

2.14 Discharge of Board and Management

•	Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3 Poison Pills

•	Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

•	to give the board more time to find an alternative value enhancing transaction; and

•	to ensure the equal treatment of shareholders.

•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

•	determine whether actions by shareholders constitute a change in control;

•	amend material provisions without shareholder approval;

•	interpret other provisions;

•	redeem the plan without a shareholder vote; or

•	prevent a bid from going to shareholders.

•	Vote AGAINST plans that have any of the following characteristics:

•	unacceptable key definitions;

•	flip-over provision;

•	permitted bid period greater than 60 days;

•	maximum triggering threshold set at less than 20% of outstanding shares;

•	does not permit partial bids;

•	bidder must frequently update holdings;

•	requirement for a shareholder meeting to approve a bid; or

•	requirement that the bidder provide evidence of financing.

•	In addition to the above, a plan must include:

•	an exemption for a “permitted lock up agreement”;

•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

•	exclude reference to voting agreements among shareholders.

4.8 Renew Partial Takeover Provision

•	Vote FOR proposals to renew partial takeover provision.

4.9 Depositary Receipts and Priority Shares

•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

•	Vote AGAINST the introduction of priority shares.

4.10 Issuance of Free Warrants

•	Vote AGAINST the issuance of free warrants.

4.11 Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

5.16 Mandatory Takeover Bid Waivers

•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.17 Related-Party Transactions

•	In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.18 Expansion of Business Activities

•	Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0 CAPITAL STRUCTURE

7.12 Pledge of Assets for Debt

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13 Increase in Authorized Capital

•	Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorization.

7.14 Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.15 Reduction of Capital

•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

•	reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

•	Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16 Convertible Debt Issuance Requests

•	Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17 Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

•	Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.18 Reissuance of Shares Repurchased

•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.19 Capitalization of Reserves for Bonus Issues/Increase in Par Value

•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.20 Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.21 Director Remuneration

•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.22 Retirement Bonuses for Directors and Statutory Auditors

•	Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

APPENDIX S

Pacific Asset Management

Proxy Voting Policies and Procedures

Summary:
The purpose of these procedures is to describe how Pacific Asset Management, as per its fiduciary obligation, follows adopted policies and procedures that are reasonably designed to ensure that the company votes proxies in the best interest of its clients, to disclose information about those policies and procedures, and to disclose how its clients may obtain information on how the adviser has voted their proxies.

Policies and Procedures:
Pacific Asset Management has implemented Proxy Voting Policies and Procedures (Policies) that are designed to reasonably ensure that Pacific Asset Management votes proxies prudently and in the best interest of its advisory clients for whom Pacific Asset Management has voting authority. The Policies address, among other things, conflicts of interest that may arise between Pacific Asset Management’s interest and its clients’ interest. Pacific Asset Management will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Asset Management will only be considered to the extent that Pacific Asset Management has actual knowledge of such business relationships.

Given the nature of the portfolios managed, Pacific Asset Management does not typically invest in equity securities, and therefore the volume of proxies is relatively low. All custodian banks are notified of their responsibility to forward to Pacific Asset Management all proxy materials. When proxy materials are received, Operations verifies that materials for all holdings from each custodian bank are also received. Furthermore, if an Analyst becomes aware of an upcoming proxy vote, Operations follows up with the Custodians to ensure that materials are received. If an expected proxy is not received by the voting deadline, Pacific Asset Management will direct the Custodian to vote in accordance with Pacific Asset Management’s instructions.

Pacific Asset Management’s process in dealing with proxy issues is both thorough and reasonable, and is geared to promote maximum long-term shareholder value. Pacific Asset Management Analysts review all proxies that are received on an individual basis, weighing Pacific Asset Management’s knowledge about a company, its current management, and the management’s past performance records against the merits of each proxy issue.

Proxy proposals generally fall into one of the three following categories: routine matters, social issues, and business proposals. Routine proxy proposals, amendments, or resolutions are defined as those, which do not change the structure, by-laws, or operations of the corporation. With regards to routine matters, Pacific Asset Management has determined to vote with management on routine matters and will generally vote for the proposals that are reflective of reasonable and equitable corporate standards. Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, Pacific Asset Management must serve exclusively the financial interests of the account beneficiaries. Pacific Asset Management will seek to determine the business benefits of corporate actions as well as the social costs of such actions. Pacific Asset Management will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to its clients. Pacific Asset Management believes the burden of social responsibility rests with management. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Pacific Asset Management will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

Pacific Asset Management generally votes with the recommendations of a company’s Board of Directors on standard or non-controversial items, unless otherwise warranted following a review of the issues involved. All proxies are sent to the appropriate Pacific Asset Management Analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly, and all other recommendations and issues are reviewed by the Director of Compliance. Pacific Asset Management tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

When a material conflict of interest exists, Pacific Asset Management will choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify

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affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

From time to time, voting securities may be held in client portfolios as a result of corporate actions or because equity securities may be attached to debt securities purchased by the portfolio, although such positions are expected to be minimal. Compliance will provide proxy voting information to the client where applicable. It is not expected that voting securities will be held in money market portfolio(s).

For mutual funds, proxy filing information is reported to the SEC via the annual Form N-PX. Pacific Asset Management Compliance collects proxy-voting information for purposes of filing Form N-PX on an annual basis. All records regarding these filings are kept by PLFA Fund Compliance in accordance with applicable retention requirements. A record of each decision is maintained by Compliance for at least two years. All analyst memoranda dealing with issues and recommendations are retained in accordance with applicable records retention requirements.

Oversight Controls:
Proxy processing is the responsibility of Operations. Any vote not clearly within the guidelines stated above is reviewed by the Director of Compliance along with members of senior management of Pacific Asset Management. If a security is held by more than one portfolio and the analyst’s response differs between portfolios, the Director of Compliance will be notified. Such votes shall be discussed with and approved by the Director of Compliance. On a quarterly basis the Director of Compliance reviews all votes to ensure that the appropriate determination regarding compliance with the guidelines was made.

Escalation:
Votes not covered by the above-stated guidelines and contested situations are approved by the Director of Compliance. Any errors will be addressed with the Director of Compliance. Any material violations of the procedures with respect to a material conflict of interest shall be brought to the attention of the Chief Compliance Officer (CCO).

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APPENDIX T

PIMCO

Proxy Voting Policy and Procedures1

The following are general proxy voting policies and procedures (Policies and Procedures) adopted by Pacific Investment Management Company LLC (PIMCO), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).2 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (1940 Act) and separate investment accounts for other clients.3 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (SEC) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (ERISA), as set forth in the Department of Labor’s rules and regulations.4

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.5

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[6]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

1  Revised as of May 7, 2007.
2  These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
3  These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
4  Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
5  For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.
6 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. Transmit Proxy to PIMCO.  IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. Conflicts of Interest.  PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. Vote.  The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4. Review.  PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5. Transmittal to Third Parties.  IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. Information Barriers.  Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1. Independence.  PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. Director Tenure and Retirement.  PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3. Nominations in Elections.  PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4. Separation of Chairman and CEO Positions.  PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5. D&O Indemnification and Liability Protection.  PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g.  negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. Stock Ownership.  PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1. Contested Director Nominations.  PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. Reimbursement for Proxy Solicitation Expenses.  PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. Ability to Alter the Size of the Board by Shareholders.  PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. Ability to Remove Directors by Shareholders.  PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. Cumulative Voting.  PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6. Supermajority Shareholder Requirements.  PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1. Classified Boards.  PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. Poison Pills.  PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. Fair Price Provisions.  PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1. Stock Authorizations.  PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. Issuance of Preferred Stock.  PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. Stock Splits.  PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4. Reversed Stock Splits.  PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1. Stock Option Plans.  PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. Director Compensation.  PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. Golden and Tin Parachutes.  PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes.  PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1. Mergers and Acquisitions.  PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2. Corporate Restructurings.  With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. Election of Directors or Trustees.  PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2. Converting Closed-end Fund to Open-end Fund.  PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. Proxy Contests.  PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. Investment Advisory Agreements.  PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. Policies Established in Accordance with the 1940 Act.  PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. Changing a Fundamental Restriction to a Non-fundamental Restriction.  PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7. Distribution Agreements.  PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. Names Rule Proposals.  PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. Disposition of Assets/Termination/Liquidation.  PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10. Changes to Charter Documents.  PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. Changing the Domicile of a Fund.  PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. Change in Fund’s Subclassification.  PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1. Waivers and Consents.  PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization.  PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1. Such Other Business.  Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2. Equal Access.  PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. Charitable Contributions.  PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4. Special Interest Issues.  PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

APPENDIX U

SSgA FM

Proxy Voting Policy

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team, comprised of corporate governance professionals and governance analysts, is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV; 2) provides the client with this written proxy policy, upon request; 3) discloses to its clients how they may obtain information on how FM voted the client’s proxies; 4) matches proxies received with holdings as of record date; 5) generally applies its proxy voting policy consistently and keeps records of votes for each client; 6) documents the reason(s) for voting for all non-routine items; and 7) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i) proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii) proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which can also help protect shareholder value.

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face to face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure, best practice and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, we routinely discuss the importance of the board with issuers.

In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. In assessing nominees, SSgA FM considers whether board nominees will perform their duties without management influence, and whether the nominee has the appropriate skills and industry knowledge necessary to contribute fully to the company.

SSgA FM advocates that boards adopt a committee structure with independent directors on the key committees. When opposing directors, based on independence factors, SSgA FM focuses on the key committees. We believe a vigorous and diligent board of directors, a majority of whom are independent, with an appropriate committee structure, is the key to fulfilling the board’s responsibilities to a corporations’ effective governance.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

We believe the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, we believe the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though we don’t seek involvement in the day-to-day operations of an organization, we recognize the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, we believe the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We believe SSgA FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. We will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make voting decisions in the manner we believe will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I.	DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA FM generally supports election of directors in most uncontested elections. However, SSgA FM may withhold votes from (or support the removal of) a nominee or an entire board, in certain circumstances, including but not limited to:

• A nominee who we determine to be inadequately independent of management and serves on any of the board’s key committees (compensation, audit, and nominating). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of board meetings, or whether the nominee receives non-board related compensation from the issuer.

• CEOs of public companies who sit on more than three public company boards.

• Nominees who sit on more than six public company boards.

• SSgA FM may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

• SSgA FM may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

• SSgA FM will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

• SSgA FM will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

• Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

• Proposals to restore shareholders’ ability to remove directors with or without cause.

• Proposals that permit shareholders to elect directors to fill board vacancies.

• Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

• Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

• Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

• Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard if it is based on shares outstanding, and SSgA FM will generally vote against proposals requesting a majority vote based on votes cast standard.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares outstanding) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders right plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case by case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

II.	AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III.  CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV.	MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• At the time of voting, the current market price of the security exceeds the bid price

V.	ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA FM will support proposals for the right to call a special meeting, and SSgA FM will vote against proposals seeking to eliminate the right to call a special meeting.

Where the right to call a special meeting exists:

• SSgA FM supports shareholder proposals to reduce the threshold to call a special meeting to 10%.

• SSgA FM supports management proposals to reduce the threshold to call a special meeting to a percentage lower than the current threshold, for example, we will support a company moving from a 40% threshold to a 25% threshold.

Super-Majority

SSgA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI.	REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plans plan are:

Excessive voting power dilution:  To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

• Number of participants or eligible employees;

• The variety of awards possible

• The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

• Grants to individuals or very small groups of participants;

• “Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

• The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

• Below market rate loans to officers to exercise their options;

• The ability to grant options at less than fair market value;

• Acceleration of vesting automatically upon a change in control;

• Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants:  Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing:  SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases:  If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments:  If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

• Expansions to reporting of financial or compensation-related information, within reason

• Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

• Retirement bonuses for non-executive directors and auditors

VII. MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

• Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate.

• Opting out of business combination provision

• Proposals that remove restrictions on the right of shareholders to act independently of management

• Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

• Shareholder proposals to put option repricings to a shareholder vote

• General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

• Change in corporation name

• Mandates that amendments to bylaws or charters have shareholder approval

• Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

• Repeals, prohibitions or adoption of anti-greenmail provisions

• Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting.

• SSgA FM generally does not support the following miscellaneous/routine governance items:

• Proposals asking companies to adopt full tenure holding periods for their executives.

• Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

• Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

• Proposals to approve other business when it appears as voting item

• Proposals giving the board exclusive authority to amend the bylaws

• Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

VII. ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy; 2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database); 3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so); 4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and 5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

(Updated March 2011)

APPENDIX V

T. Rowe Price

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We evaluate proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions on a case-by-case basis.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

(Updated January 2011)

APPENDIX W

UBS Global AM

A.	Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Global Asset Management (Americas) Inc., (UBS Global AM) to corporate governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interests. These principles set forth UBS Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM.

Key principles

UBS Global AM’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1. We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

2. As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS Global AM offices worldwide. However, these Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Some significant factors for an effective board structure include:

•	An effective Chairman is key;

•	The roles of Chairman and Chief Executive generally should be separated;

•	Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;

•	The Board should include executive and non-executive directors; and

•	Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Some significant factors for effective discharge of board responsibilities include:

•	The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).

•	The Board should ensure that at all times:

•	Appropriate management succession plans are in place;

•	The interests of executives and shareholders are aligned;

•	The financial audit is independent and accurate;

•	The brand and reputation of the company is protected and enhanced;

•	A constructive dialogue with shareholders is encouraged; and

•	It receives all the information necessary to hold management to account.

Areas of Focus

Some examples of areas of concern related to our Corporate Governance focus include the following:

•	Economic value resulting from acquisitions or disposals;

•	Operational performance;

•	Quality of management;

•	Independent non-executive directors not holding executive management to account;

•	Quality of internal controls;

•	Lack of transparency;

•	Inadequate succession planning;

•	Poor approach to corporate social responsibility;

•	Inefficient management structure; and

•	Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

B.	Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS Global AM’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility our analyst can reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.

PROXY VOTING MACRO RATIONALES & EXPLANATIONS

Macro Rationale	Explanation

1. General Guidelines
a. When our view of the management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.
1. View of management is Favorable. 2. View of management is Un-Favorable.
b. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.	1. Management performance is questionable.
c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.	1. A conflict exists between the board and shareholder interests.
d. In general, we oppose proposals, which in our view, act to entrench management.	1. Proposal entrenches management.
e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.
1. While we support management, this proposal should be voted on by shareholders.
2. Board of Directors and Auditors
a. Unless our objection to management’s recommendation is strenuous, if we believe auditors are competent and professional, we support continuity in the appointed auditing firm subject to regular review.
1. We believe the auditors are competent. 2. We object to these auditors. 3. Nominee for independent Internal Statutory Auditor not considered independent.
b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.
1. Shareholders should be able to set the size of the board.
c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.
d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and Chief Executive, contrary to best practice.
e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.
1. Board ignored shareholder vote.

2. Executive contract exceeds 1 year in length.

3. Not considered independent insufficient independent non-executives.

4. Member of the Audit or Remuneration Committee(s), not considered Independent.

5. Bundled resolution for election of Directors not appropriate.

6. Not Independent, serves on the Compensation and Nomination Committees.

7. Executive contract exceeds 4 years.

8. Not in shareholders’ interests.

Macro Rationale	Explanation

3. Compensation
a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.
1. We will not-micro manage compensation. 2. The overall quantum of remuneration is too high.
b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.
c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.
1. Transparency in compensation is desired.
d. We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.

1. Remuneration policy insufficiently aligned with shareholder interests.

2. The vesting conditions are inappropriate.

3. The vesting conditions are insufficiently challenging.

4. The matching awards are too generous.

5. The re-pricing of options is against best practice.

6. Dilution of executive remuneration scheme exceeds best practice guidelines.

7. Plan structure does not provide suitable long term incentive.

8. Performance conditions unsatisfactory.

9. Contrary to best market practice.

e. Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.
1. Rewards for poor performance are unacceptable.
f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.
1. Compensation should be balanced.
g. In order to increase reporting transparency and approximate accuracy, we believe stock options should be expensed.	1. Stock Options should be expensed.
4. Governance Provisions
a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.	1. One Share, One Vote.
b. We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take-over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.
1. Poison Pill proposals should have shareholder approval. 2. Current anti-takeover provisions are adequate.
c. Any substantial new share issuance should require prior shareholder approval.	1. Significant share increase should have shareholder approval.
d. We believe proposals that authorize the issuance of new stock without defined terms or have conditions that are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.
1. Blank check stock issuance is not acceptable. 2. Anti-takeover defense, not in shareholders interests. 3. General authority to issue shares without pre-emption rights not in shareholders interests.

Macro Rationale	Explanation

e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.	1. We support efforts to improve board independence.
f. We generally do not oppose management’s recommendation to implement a staggered or classified board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.
1. Staggered or classified boards provide continuity. 2. Annual election of directors agreeable with management approval.
g. We will support reasonable proposals that enable shareholders to directly nominate directors.	1. Proposal to nominate directors is reasonable. 2. Proposal to nominate directors is questionable.
h. We will vote for shareholder proposals requesting directors be elected by a Majority Vote unless the company has cumulative voting, a director resignation policy in place or is very likely to have one in place by the next meeting.
1. A director resignation policy is in place. 2. A director resignation policy is not in place.
i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.
j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.
5. Capital Structure and Corporate Restructuring
a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.
1. Companies are free to incorporate anywhere. 2. Actions motivated to entrench management.
b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.
1. Dual classes of stock are inappropriate.
6. Mergers, Tenders Offers & Proxy Contests
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.
7. Social, Environmental, Political & Cultural
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should feel free to compete anywhere in the world.
b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.
1. Special interest proposals should not be addressed in the proxy.
c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.
1. Proposal poses an unnecessary economic cost on the company

Macro Rationale	Explanation

8. Administrative and Operations
a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.
1. Special reports, studies and disclosures are not considered economic.
b. We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.
1. Regulatory agencies do not require this action.
9. Miscellaneous
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.	1. Voted in accordance with a client guideline.
b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).
1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.
c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.
1. Voting delegated to a proxy voting service per our guidelines.
d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.	1. Lack of details on proposals.

C.	Global Voting and Corporate Governance Procedures

Overview

Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS Global AM, we have a fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest.

I.	Corporate Governance Committees

Members

The UBS Global Asset Management Global Corporate Governance Committee (the “Global Committee) will approve the membership of the UBS Global AM Corporate Governance Committee (the “Americas Committee”). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Global Asset Management.

Responsibilities of the Global Committee

•	To review, approve and oversee the implementation of the Global Corporate Governance Principles.

•	Keep abreast of and share trends in corporate governance and update these principles as necessary.

•	To provide a forum for discussing corporate governance issues between regions.

•	Coordinate with the Communications group on all corporate or other communication related to global proxy issues.

•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

•	Engage and oversee any independent proxy voting services being used.

•	Oversee the activities of the Local Corporate Governance Committees.

•	Review and resolve conflicts of interest.

Meetings

Meetings will be held at least quarterly.

Local Corporate Governance Committees

Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each Local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.

Responsibilities of the Americas Committee

The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.

•	Keep abreast of and share trends in corporate governance and update local policy as necessary.

•	Provide a forum for discussing corporate governance issues within a region.

•	Oversee the proxy voting process.

•	Coordinate with the Communications group all corporate or other communication related to local proxy issues.

•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

•	Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.

•	Minutes of meetings to be sent to the Global Committee.

Meetings

Meetings will be held at least twice a year.

II. Interaction with Company and Board of Directors

Relationship with the Company and the Board of Directors

•	On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.

•	We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.

•	These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

•	Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

•	If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.

•	All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.

•	If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may

•	Formally communicate with the Chairman of the Board or the full Board of Directors;

•	Withdraw our support for the common stock;

•	Reflect our positions in our proxy vote opportunities; or

•	Contact other shareholders regarding our concerns.

Any such steps may only be taken in compliance with applicable law.

III. Contacting the Media

UBS Global AM generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, must be directed via Communications/Marketing (country/region/business/investment/global) to the relevant investment area and Legal & Compliance Department. They will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.

IV.	Proxy Voting Process

Given the magnitude of the effort, availability of resources and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All operational proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.

The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.

The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or the members of the Americas Committee for guidance on how to vote non-routine matters.

The Americas Committee, or its delegate, will:

•	Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;

•	Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;

•	Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;

•	Implement procedures to vote proxies in accordance with client direction if applicable; and

•	Conduct periodic due diligence on any proxy voting services being employed.

V.	Proxy Voting Disclosure Guidelines

General

•	Upon request or as required by law or regulation, UBS Global AM will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•	Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).

•	Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.

•	Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Companies may be provided with the number of shares we own in them.

•	Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.

VI.	Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•	UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. {Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.} In the event of any issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.

•	Where UBS Global AM is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.

VII. Record Keeping

UBS Global AM will maintain records of proxies voted. Such records include copies of:

•	Our policies and procedures;

•	Proxy statements received;

•	Votes cast per client;

•	Number of shares voted;

•	Communications received and internal documents created that were material to the voting decision; and

•	A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Effective May 13, 2008

Appendix A—UBS

Special Disclosure Guidelines for Registered Investment Company Clients

1.  Registration Statement (Open-end and Closed-End Funds) Management is responsible for ensuring the following:

•	That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement.

•	That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

•	That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Securities and Exchange Commission’s (Commission) website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.

2.	Shareholder Annual and Semi-annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•	That each Fund’s shareholders report contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a toll free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

•	That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.

3.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•	That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing. However, the Commission’s preference is that the procedures by included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

•	That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

4.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•	That the securities lending agreement used by a Fund will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have a material affect on the applicable Fund’s investment in the loaned security.

•	That each fund files its complete proxy voting records on Form N-PX for the twelve month period ended June 30 by no later than August 31 of each year.

•	Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.

5.	Oversight of Disclosure:

•	The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that Funds’ compliance with relevant federal securities laws.

Responsible Parties

The following parties will be responsible for implementing and enforcing this policy: The Americas Committee and Chief Compliance Office of UBS Global AM or his/her designees

Documentation

Monitoring and testing of this policy will be documented in the following ways:

•	Annual review by Funds’ and UBS Global AM’s Chief Compliance Officer of effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of any proxy votes by the Americas Committee

Compliance Dates

•	File Form N-PX by August 31 for each registered investment company client

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Americas Committee

Other Policies

Other policies that this policy may affect include:

•	Recordkeeping Policy

•	Affiliated Transaction Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

APPENDIX X

Western Asset

PROXY VOTING

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.  Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.  Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Form No. 15-17595-30

Form No. 484-11A